Semi-Annual Report
August 31, 1998



Asset Allocation Fund
Bond Index Fund
Growth Stock Fund
LifePath 2000 Fund(R)
LifePath 2010 Fund(R)
LifePath 2020 Fund(R)
LifePath 2030 Fund(R)
LifePath 2040 Fund(R)
Money Market Fund
S&P 500 Stock Fund
Short-Intermediate Term Fund
US Treasury Allocation Fund


                                                            MasterWorks(R) Funds
                                        Advised by Barclays Global Fund Advisors
                                     Sponsored and distributed by Stephens Inc.,
                                                                Member NYSE/SIPC

TABLE OF CONTENTS

Letter to Shareholders....................................................    1
Masterworks(R) Market Overview............................................    2
Managers Discussion and Analysis..........................................    6
MASTERWORKS FUNDS INC.
 Money Market Fund Portfolio of Investments...............................   22
 Statement of Assets and Liabilities......................................   24
 Statement of Operations..................................................   28
 Statements of Changes in Net Assets......................................   32
 Financial Highlights.....................................................   40
 Notes to the Financial Statements........................................   49
MASTER INVESTMENT PORTFOLIO AND MANAGED SERIES INVESTMENT TRUST PORTFOLIOS
OF INVESTMENTS
 Asset Allocation Master Portfolio........................................   55
 Bond Index Master Portfolio..............................................   75
 Growth Stock Master Portfolio............................................   80
 LifePath Master Portfolios...............................................   88
 S&P 500 Index Master Portfolio...........................................  172
 Short-Intermediate Term Master Portfolio.................................  191
 U.S. Treasury Allocation Master Portfolio................................  193
MASTER INVESTMENT PORTFOLIO AND MANAGED SERIES
INVESTMENT TRUST
 Statement of Assets and Liabilities......................................  196
 Statement of Operations..................................................  200
 Statements of Changes in Net Assets......................................  204
 Master Investment Portfolio Notes to the Financial Statements............  212
 Managed Series Investment Trust Notes to the Financial Statements........  218

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

SHAREHOLDERS LETTER                                           MASTERWORKS FUNDS

To Our Shareholders:

  The six month period ending August 31, 1998 continued to demonstrate funda-mental strengths in both the domestic equity and bond markets, although in-creased volatility in recent months has raised concerns that certain supports of the bull market are faltering.

  The dramatic rise in equity prices over the past three-and-one-half years can be attributed largely to strong and stable corporate earnings growth capi-talized at higher valuations because of the drop in bond yields. Earnings, as measured by the Standard & Poor's 500 Index, have grown every year since 1991 and are projected to rise this year and next. This consistent earnings pattern is more highly valued by investors than is a period of faster gains followed by a sharp decline in earnings. In addition to a steady earnings pattern, the strong growth rate for earnings as measured by the Standard & Poor's 500 Index has been 14% over the past five years, as compared with a long-run average of just over 6%

  Key trends for the period currently support the following views:

  .  Economic growth is expected to resume following a mid-year lull.

  . The strong demand for equities and the positive interest rate environment will continue to support stocks, even though earnings growth is slowing, and is likely to result in a volatile market near-term.

  . U.S. Bonds remain an attractive investment, as solid U.S. real yields compare favorably with those of other industrialized countries.

  .  Reduction in supply should support Treasury prices.

  .  Lower interest rate levels continue to cushion equity corrections.

  As market volatility increases, it is important for investors to remember their long-term investment goals when making investment decisions. While one sector may look more appealing than others due to recent performance, it is essential to understand that past performance is not a predictor of future re-turns. As market conditions change, you should maintain your long-term invest-ment strategy if it continues to be appropriate. A hallmark of successful in-vestors is that they stay focused on their personal financial goals and do not change investment strategies solely on the basis of short-term market swings.

  The MasterWorks Funds(R) were conceived and managed to be a straightforward, cost-effective way for you, the individual investor, to meet your long-term investment goals. We trust the Funds are fulfilling your expectations and will continue to do so. We appreciate your confidence and look forward to continu-ing to help you meet your investment goals.

August 1998

MASTERWORKS(R) MARKET OVERVIEW: SIX-MONTH PERIOD ENDING AUGUST 31, 1998

U.S. EQUITY MARKETS

  Equity markets around the globe faced strong turbulence during the second quarter of 1998. The U.S. was no exception and ended the second quarter with the Dow Jones Industrial Average down 512.61. This came after the year opened on a bright note with the DJIA cracking the 9000 barrier and reaching a peak on May 13. The Russell 2000 peaked on April 22 and the S&P 500 hit a new record high at the end of June.

  The drop in stock prices during July and August was directly related to fears that Asia's deepening recession would negatively affect corporate earnings. This was reminiscent of the drop in stock prices last fall when the first wave of the Asian crisis rippled through the world's equity markets. Investors and analysts were forced to lower their earnings forecasts for the fourth quarter of last year and the first quarter of 1998. This more recent wave of bad news from Asia forced downward revisions to second quarter earnings forecasts and called into question the outlook for earnings during the second half of the year.

  Concerns over Asia's continued economic malaise, along with new concerns about the viability of the Russian economy, came on top of growing fears of lackluster earnings from corporate America. Fears of mediocre earnings performance are based on rising labor costs, lack of stable pricing and the strong U.S. dollar. A strong U.S. dollar typically lowers sales abroad and diminishes the value of profits repatriated to the U.S. Another potential negative factor relates to the political uncertainty created by the Starr investigation of President Clinton.

  One motto for investors over the past three and a half years has been Bigger is Better, as stocks of larger companies have led a strong market rally while the stocks of smaller companies have lagged behind. Over the past three and a half years, the Russell 2000 Index has risen at an annual rate of 18.8% versus a 29.4% rate for the S&P 500 index. While an 18.8% annual rate of gain is commendable performance on an absolute basis, it did significantly trail large-capitalization stocks.

  This large relative underperformance continued during the first half of 1998, despite the view that smaller firms, being more domestically oriented, are better insulated from foreign economic factors.

    MASTERWORKS(R) MARKET OVERVIEW



U.S. FIXED INCOME MARKETS

  The bond market rally, which began in April of 1997, stalled during the first quarter of 1998, but returned in full force during the second quarter. Yields on Treasury securities with maturities under two years did not decline much because of support from the 5.50% federal funds rate. Yields on Treasury securities between five and thirty years fell to a much greater extent, with the largest decline occurring on the 30-year Treasury bond. In fact, the yield on the 30-year Treasury bond fell to its lowest level since the U.S. Treasury began regular auctions of 30-year bonds.

  A number of factors came together to re-ignite the rally in the fixed income markets during the second quarter:

  . The largely self-reinforcing low inflation foundation remained in place, providing the backdrop against which fixed income yields could fall.

  . Continued turmoil in Russia's economic and political systems negatively impacted most major equity markets.

  . In 1998, the Federal budget will record a surplus, estimated to be between $50 to $80 billion, for the first time in twenty-eight years. The fiscal conservativeness of the government has reduced the supply of new debt and has, therefore, put downward pressure on yields.

  . The Treasury market benefited from another bout of "flight to quality" from investors around the globe due to renewed concerns over the Asian crisis.

  . The economic weakness in Asia has caused commodity prices to fall, sending ripples of deflation into economies and financial markets around the world.

  . The manufacturing sector is now being impacted by the problems in Asia which will slow the economy's growth rate during the second half of 1998.

  The Federal Reserve has demonstrated a willingness to test the concept of a "new age" and refrain, at least temporarily, from tightening monetary policy. The "new age" school believes that there is a more productive, largely inflation-resistant and less cyclical economy at work today.

  Continued weakness in emerging markets around the globe helped drive a strong flight to quality that helped Treasury bonds throughout the second quarter. As the yield on the ten-year Treasury note broke below the 5.0% level, the mortgage-backed market once again was buffeted by prepayment fears as refinance activity began to heat up. The mortgage-backed market will continue to be under considerable pressure going forward as long as fixed income yields remain at historically low levels and consumer confidence and income levels remain high. The corporate bond market underperformed the Treasury market for both the quarter and the year to date, as investors struggled with the combination of a heavy calendar of new issue supply and concerns that the slowdown in Southeast Asia might cause more of a downturn in the domestic economy than was originally anticipated.

INTERNATIONAL EQUITY MARKETS

  The MSCI EAFE Index (Morgan Stanley Capital International--Europe, Australia, Far East Index) remained largely unchanged during the second quarter and masked disparate performance between its European and Pacific components. European stocks were the best performers around the globe during each of the first two quarters of the year. The Economic and Monetary Union (EMU), scheduled to commence on January 1, 1999, has set off a series of positive events.

  The strict adherence to certain economic targets required of EMU charter members has forced several European governments to practice some uncharacteristic monetary and fiscal discipline. The result has been the best combination of low inflation, low interest rates, and fiscal responsibility seen throughout Europe in quite some time. Moreover, the renewed focus of corporate America on enhancing share value through greater profitability and productivity has spread to Europe. European companies are aggressively cutting costs, restructuring and becoming more profitable. The result has been higher earnings and expansions in price/earnings multiples.

  The investment climate in Europe stands in stark contrast to the Pacific Rim, which is dominated by Japan. Weakening economies, credit shortages and falling currency values led to a drop of 8.8% (in U.S. dollars) in developed Asian markets during the second quarter. However, there are slight hints that Japan may be turning the corner. The U.S. intervened in the currency markets in late June to support the yen for the first time since 1992. While markets are not swayed by the notion that currency intervention alone is a fundamental fix, they take comfort in the assumption that agreements had been worked out between the leaders of Japan and the other members of the G-7 as a condition of intervention. Japan has at least two major economic problems. One is a moribund level of domestic demand that is insufficient to give the domestic economy the necessary stimulus. The other is a banking system burdened by an estimated $700-800 billion of

    MASTERWORKS(R) MARKET OVERVIEW



bad loans. These loan problems have effectively shut-off lending to small and medium-sized companies, a key part of the Japanese economy. Quick action by the Japanese government in implementing permanent tax cuts and restructuring the ailing banking system is needed. If this happens, it could be the catalyst that revives Asian economies. Given the current low valuations, there could be a significant rally in the Pacific Rim.

  The world's emerging markets turned sharply lower during the second quarter after a modest rebound during the first quarter, which followed a 17.5% drop during the fourth quarter of 1997. The emerging Asian economies are caught in a self-perpetuating downward spiral of falling demand, collapsing output, rising unemployment, and sinking business and consumer confidence. The increasing financial fragility of companies is causing banks to cut back lending and the resulting credit crunch is compounding the difficulties.

ASSET ALLOCATION FUND

                                                 Average annual
(PERFORMANCE AS OF 8/31/98)                        total return
---------------------------------------------------------------
                                        One Year         12.12%
                   Life of Fund (7/2/93-8/31/98)         12.74%

Average annual return for the indicated periods represents the average annual increase in value of an investment over the indicated periods assuming rein-vestment of dividends and capital gain distributions at net asset value. Past performance is not predictive of future results. The investment return and principal value of the shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost.

The Fund's per share net asset value (NAV) declined from $13.50 on February 28, 1998, to $12.87 on August 31, 1998, and cumulative dividends from NET Investment Income for the period (3/1/98-8/31/98) were approximately $0.149866 per share. Of course, past performance is no indication of future results.

After a strong showing in June and the first half of July, equities lost momentum towards the end of August. Warnings that accompanied second quarter earnings reports were the main cause of the slow down. Generally, the reports of actual second quarter earnings were interpreted positively, but companies warned that the second half would be rougher on earnings, causing the S&P 500 to fall 1.06%. Bonds retreated 0.68% as a new government in Japan increased the prospect for economic reforms and diminished the flight to quality that has been a major factor in the Treasury market for much of the year. On the equity side, the period was dominated by large capitalization companies' earnings reports. As the news trickled in, it appeared that the Asian crisis had less of an effect on second quarter earnings than originally anticipated, and most earnings came in equal to or ahead of estimates. This prompted a strong first half of August, pushed mostly by large gains in a small number of stocks. However, it was not long before nervousness set in as numerous companies began to caution that the remainder of 1998 may not be as positive. The immediate concern over earnings dominated other broad economic news that showed the economy continuing its strong growth with little inflation. Consumer prices rose just 1.70% over the last 12 months, near the lowest levels in a decade. Consumer spending also remained robust, and unemployment continued to hover near historic lows. Combined, these events could have produced positive results for bonds. Instead, the notion that the flight to quality witnessed during the last several months would soon come to an end dominated the market, pushing bond returns into negative territory.

    MANAGERS DISCUSSION AND ANALYSIS


ASSET ALLOCATION FUND (CONTINUED)

The Fund's rebalances are driven primarily by yield spreads between the equity and bond sectors. With equity yield measures showing greater strength for much of 1998 to date, allocations for the Asset Allocation fund were 80% stocks, 20% bonds and 0% cash as of 8/31/98.

BOND INDEX FUND

                                                 Average annual
(PERFORMANCE AS OF 8/31/98)                        total return
---------------------------------------------------------------
                                        One Year         11.70%
                   Life of Fund (7/2/93-8/31/98)          6.64%

Average annual total return for the indicated periods represents the average annual increase in value of an investment over the indicated periods assuming reinvestment of dividends and capital gain distributions at net asset value. Past performance is not predictive of future results. The investment return and principal value of the shares of the Fund will fluctuate with market conditions so that the shares of the Fund, when redeemed, may be worth more or less than their original cost.

The Fund's per share net asset value (NAV) grew from $9.73 on February 28, 1998 to $9.93 on August 31, 1998, and cumulative dividends from Net Investment Income for the period (3/1/98-8/31/98) were approximately $0.309225 per share. Of course, past performance is no indication of future results.

The U.S. Bond Market began the second half of 1998 on a weak note, as the Lehman Brothers Aggregate Bond Index return of 0.21% in July was the second lowest monthly return of the year. A widening web of negative political and economic developments in both Japan and Russia gave rise to a massive flight in quality during August. The resignation of Japan's Prime Minister, after an election rebuke of his party, led to anticipation that his successor would more readily adopt policies to stimulate Japan's weak economy and address their banking crisis. On the U.S. economic front, GDP increased 1.40% during the second quarter, substantially slower than the 5.50% first quarter pace. Nevertheless, consumer spending remained robust, and the GDP slowdown was attributable to the eight-week long GM strike (which came to an end in July), a rising trade deficit and lower inventories.

Federal Reserve Chairman Alan Greenspan recently indicated that the Fed currently does not view inflation as a primary concern. He suggested that the Fed is not likely to raise rates soon because he expects the economy will transition to a slower, more sustainable growth rate without Fed intervention.

The combination of a healthy U.S. economy and low inflation caused the yield difference between short-term and long-term bonds to decline in the past six months. The difference between the yield of 3-month T-bills and the yield of the 30-year T-bonds declined from 0.61% to 0.44% during the period. Lower yields lead to higher bond prices and for a given drop in interest rates the price is higher for long duration bonds than for short duration bonds.

    MANAGERS DISCUSSION AND ANALYSIS

GROWTH STOCK FUND

                                                 Average annual
(PERFORMANCE AS OF 8/31/98)                        total return
----------------------------------------------------------------
                                        One Year        (18.87%)
                   Life of Fund (7/2/93-8/31/98)          9.06%

Average annual total return for the indicated periods represents the average annual increase in value of an investment over the indicated periods assuming reinvestment of dividends and capital gain distributions at net asset value. Past performance is not predictive of future results. The investment return and principal value of the shares of the Fund will fluctuate with market conditions so that the shares of the Fund, when redeemed, may be worth more or less than their original cost.

The Fund's manager has voluntarily waived portions of its fees to the Fund, which has reduced operating expenses for shareholders. Without this reduction, the Fund's returns would have been lower.

The Fund's per share net asset value (NAV) declined from $15.74 on February 28, 1998, to $12.24 on August 31, 1998, and cumulative dividends from Net Investment Income for the period (3/1/98-8/31/98) were approximately $0 per share. Of course, past performance is no indication of future results.

Lower commodity prices, low interest rates and the lack of restrictive monetary intervention propelled mid-cap stocks higher during the first half of 1998. The consumer cyclicals, consumer services and technology sectors led to the Funds positive performance during the period.

Two notable companies in the Fund's portfolio, American Online (internet play) and Concord EFS (transaction processor), were benefactors of a strong front-end economy. Another strong group the Fund has targeted for is the radio industry, where the Fund has positions in Chancellor Media, Capstar Broadcasting and Jacor Communications. The radio industry is benefiting from a strong pricing environment and an abundance of deregulated industries wanting to reach potential customers through advertising.

Technology and related services remained very strong through the quarter. HBO and Co., the clear leader in healthcare information technology, and Network Associates, the emerging market leader in enterprise network security and management software, both continued to perform well in the first half.

We continue to believe that there is value in mid and small cap growth stocks. As we have mentioned numerous times over the last few quarters, mid and small cap equities, based on both relative valuations and earnings growth, offer compelling values based on a risk/reward relationship versus larger cap stocks. We continue to favor domestic companies with overweight positions in business services/technology, healthcare and consumer cyclicals. The pharmaceuticals services sector is an area in which we have been concentrating. They are beneficiaries from the trend of research and development outsourcing by large companies.

    MANAGERS DISCUSSION AND ANALYSIS

LIFEPATH(R) FUNDS

                                                                  Average Annual
PERFORMANCE AS OF 8/31/98                                           Total Return
--------------------------------------------------------------------------------


                                                              Life of Fund
                                                                  (3/1/94-
   Fund                                              One Year     8/31/98)
   ----                                              -------- ------------
   LifePath 2000                                        6.69%        7.71%
   LifePath 2010                                        6.74%       11.10%
   LifePath 2020                                        6.30%       13.09%
   LifePath 2030                                        6.09%       14.61%
   LifePath 2040                                        4.42%       15.93%

Average annual total return for the indicated periods represents the average annual increase in value of an investment over the indicated periods assuming reinvestment of dividends and capital gain distributions at net asset value. Past performance is not predictive of future results. The investment return and principal value of the shares of the Fund will fluctuate with market conditions so that the shares of the Fund, when redeemed, may be worth more or less than their original cost.

The Funds are successors to the assets of the Institutional Class shares of the Stagecoach Trust LifePath Funds (the "Predecessor Funds") which commenced oper-ations on March 1, 1994. Performance information for periods prior to March 26, 1996, the Funds' commencement of operations, reflects the performance of the Predecessor Funds.

  The table below shows each Fund's per share net asset value (NAV) as of February 28, 1998 and August 31, 1998 and the cumulative dividends per share from Net Investment Income for the indicated period:

                                                  Cumulative
                                                   Dividends
                                              Per Share From
                                              Net Investment
                  NAV Per Share NAV Per Share         Income
   Fund           As of 2/28/98 As of 8/31/98 3/1/98-8/31/98
   ----           ------------- ------------- --------------
   LifePath 2000         $11.56        $11.38      $0.224052
   LifePath 2010         $13.90        $13.37      $0.192689
   LifePath 2020         $15.73        $14.73      $0.165820
   LifePath 2030         $17.39        $16.00      $0.135269
   LifePath 2040         $18.77        $16.89      $0.083797

The LifePath Funds employ both strategic and tactical asset allocation techniques to manage their portfolio investments. Of the Fund's total asset allocation, 75% is strategic in nature and focuses on the Fund's long-term investment allocation. The strategic allocation is determined by the tradeoff between expected returns and risks for each asset class based on the time horizon of the Fund. As each Fund nears its target date, the allocation becomes more conservative, shifting to less risky assets such as shorter-duration fixed income and money market instruments. Short-term volatility in the markets has only a small effect on a Fund's long-term strategic allocation. The progression to less risky assets is a continuous process resulting in only minor monthly changes to the asset allocation. Forty years from now, the strategic allocation of LifePath 2040 Fund will look very similar to the current strategic allocation of the LifePath 2000 Fund.

Tactical allocation techniques are used to make up the remaining 25% of each Fund's entire investment allocation. This method attempts to take advantage of shorter-term market conditions by shifting Fund investments into assets that appear undervalued on a risk-adjusted basis. The Funds use two types of tactical allocations. The more conservative tactical approach of shifting from long duration bonds to short duration bonds and cash plays a larger role in the LifePath 2000 Fund than in the other Funds. The LifePath 2040 Fund, for example, makes more use of the second and more aggressive tactical allocation which shifts assets between stocks, bonds and cash.

  The allocations of the Funds at the start of the period were as follows:

                    U.S. International  U.S.  Money
   Fund           Equity        Equity Bonds Market
   ----           ------ ------------- ----- ------
   LifePath 2000     14%            7%   71%     8%
   LifePath 2010     35%           11%   49%     5%
   LifePath 2020     51%           14%   32%     3%
   LifePath 2030     62%           17%   19%     2%
   LifePath 2040     75%           19%    6%      0

The LifePath Funds all posted positive returns despite both volatility in the equity markets during the latter part of the second quarter and a near-second all-time point decline for the Dow Jones Industrial Average during the same period.

The U.S. Treasury bond market benefited from a significant move to quality as Japan's continuing economic malaise threatened to exacerbate the financial turmoil engulfing many of the countries of Southeast Asia. And while the U.S. economy finally began to show signs of moderation from the robust growth of the first quarter, bond investors in the U.S. seemed to focus more on the U.S. dollar/Yen exchange rate than on domestic economic data.

    MANAGERS DISCUSSION AND ANALYSIS


By the end of the period, the Funds, allocations were as follows:

                    U.S. International  U.S.  Money
   Fund           Equity        Equity Bonds Market
   ----           ------ ------------- ----- ------
   LifePath 2000     15%            5%   52%    28%
   LifePath 2010     35%           10%   44%    11%
   LifePath 2020     52%           15%   26%     7%
   LifePath 2030     62%           19%   15%     4%
   LifePath 2040     79%           21%    0%     0%

The yield curve flattened during the period as three-month T-bill yields rose, while yields of intermediate- and long-term bonds declined. The intermediate portion of the yield curve inverted, the two-year bonds, at 5.48%, yielded more than the 10-year bonds, at 5.45%. All Treasury securities, from T-bills to those with 10-year maturities now yield less than the federal funds target rate, which stands at 5.50%. The 30-year T-bond yield declined the most, falling from 5.80% to 5.63%, the lowest monthly close since the Treasury began regular auctions of 30-year bonds in 1977.

In general, the dramatic rise in equity prices over the past three-and-one-half years can be attributed to strong and stable corporate earnings growth, capitalized at higher valuations because of the drop in bond yields. Earnings, as measured by the S&P 500, have grown every year since 1991 and are projected to rise this year and next. This consistent earnings pattern is more highly valued by investors than is a period of faster gains followed by a sharp decline in earnings. Hence, the high overall Price to Earnings ratio (P/E) of the market is similar to a higher P/E on a consistent growth stock as compared to the P/E of a cyclical firm. In addition to a steady earnings pattern, the growth rate for S&P 500 stock earnings has been quite high at 14% over the past five years, as compared with a long-run average of a little over 6%. It would appear that the strong demand for equities and the positive interest rate environment will continue in the foreseeable future.

S&P 500 STOCK FUND

                                                 Average annual
(PERFORMANCE AS OF 8/31/98)                        total return
---------------------------------------------------------------
                                        One Year          7.83%
                   Life of Fund (7/2/93-8/31/98)         18.19%

Average annual total return for the indicated periods represents the average annual increase in value of an investment over the indicated periods assuming reinvestment of dividends and capital gain distributions at net asset value. Past performance is not predictive of future results. The investment return and principal value of the shares of the Fund will fluctuate with market conditions so that the shares of the Fund, when redeemed, may be worth more or less than their original cost.

The Fund's per share net asset value (NAV) declined from $22.08 on February 28, 1998 to $20.13 on August 31, 1998, and cumulative dividends from Net Investment Income for the period (3/1/98-8/31/98) were approximately $0.171396 per share. Of course, past performance is no indication of future results.

After a solid performance in the first half of 1998, the equity market started its tumble on July 21 when Federal Reserve Chairman Alan Greenspan, testifying before the Senate Banking Committee, disappointed investors by not hinting at a rate cut and instead warning that stocks were overvalued. Concerns on soft earnings and troubles in Asia resurfaced to quickly cool the record-shattering market. Disappointing earnings reports from "nifty-fifty" companies like Boeing, Merck, Disney and Hewlett-Packard pushed the market lower. All this led to a near record point decline of the S&P 500 Index from a 12-month high of 1186.75 to a close of 957.28 on August 31.

The five-year annualized total return of the S&P 500 Index for the period ending August 31, 1998 was 18.25%. The consensus in the market is that the remainder of 1998 will be volatile with daily 100-150 point moves in the Dow becoming commonplace.

The July-August swoon in stock prices was largely attributable to Asia-related concerns over earnings. Reflecting the toll that Asia has taken on U.S. companies, operating profits on the S&P 500 grew only 4.4% during the first quarter of 1998, the smallest growth since 1991. Much of the damage, however, can be traced to falling demand for two products: oil and semiconductors. The Asian impact on earnings has been highly concentrated in certain areas, while other sectors such as financial services and pharmaceuticals have seen little effect. Retailers, airlines, and producers of consumer non-durables have been positively impacted.

    MANAGERS DISCUSSION AND ANALYSIS


S&P 500 STOCK FUND (CONTINUED)

From another perspective, 85% of the earnings generated by the companies in the S&P 500 come from the U.S., Canada, and Europe. All three of these regions are enjoying stable economic growth, and while the translation of earnings from Canada and Europe will be hurt by the strong U.S. dollar, the earnings engine is running smoothly.

It also should be said that a confluence of positive events have come together to generate the extraordinary returns in the past three and a half years (pushing the S&P 500 price index up 84% in the process) and have taken valuation levels to a point where it is more difficult to argue that common stocks are undervalued. As such, returns closer to the 11.0% compound annual returns that the S&P Index has generated since 1926 are more likely to continue in the foreseeable future.

SHORT-INTERMEDIATE TERM FUND

                                                 Average Annual
PERFORMANCE AS OF 8/31/98                          Total Return
---------------------------------------------------------------
                                        One Year          8.78%
                   Life of Fund (7/2/93-8/31/98)          5.62%

Average annual total return for the indicated periods represents the average annual increase in value of an investment over the indicated periods assuming reinvestment of dividends and capital gain distributions at net asset value. Past performance is not predictive of future results. The investment return and principal value of the shares of the Fund will fluctuate with market conditions so that the shares of the Funds, when redeemed, may be worth more or less than their original cost.

The Fund's per share net asset value (NAV) increased from $9.35 on February 28, 1998 to $9.45 on August 31, 1998, and cumulative dividends from Net Investment Income for the period (3/1/98-8/31/98) were approximately $0.275591 per share. Of course, past performance is no indication of future results.

Throughout the past six months, interest rates have continued to trend lower due to concerns over Southeast Asia and a tremendous amount of "flight to quality' capital moving into the U.S. Treasury market. Two and ten year treasury notes declined by approximately 0.60% to yield 4.76% and 4.97% respectively. In addition, volatility in the equity markets and heightened concerns over corporate earnings resulted in substantial spread widening in the corporate bond market. Spreads on high quality intermediate corporate bonds have widened by 15 to 30 basis points.

Within this environment we have maintained the duration of the Fund's average weighted portfolio maturity at levels 15% to 20% longer than the Fund's benchmark, the Lehman Brothers Intermediate Government/Corporate bond index. This strategy has enabled the fund to participate in price appreciation as interest rates have declined.

Within the corporate sector we have taken several steps to limit our exposure:

1. The percentage weighting in corporate bonds has been reduced by approximately 10%.

2. Shorter maturity corporates have been emphasized over longer corporates. The long corporate sector has experienced the brunt of the sell-off.

3. Our corporate sector strategy has focused on domestic issuers with strong cash flow characteristics and no Asian exposure.

    MANAGERS DISCUSSION AND ANALYSIS


SHORT-INTERMEDIATE TERM FUND (CONTINUED)

This combined approach has contributed to the Fund's out-performance of its benchmark.

Going forward we expect the U.S. economy to slow and interest rates to remain low. The duration of the Fund will remain 10%-20% longer than the benchmark. Corporate spreads are at their widest of the decade and are nearing levels that represent value. As the equity markets stabilize we will selectively increase our corporate exposure by 10%.

US TREASURY ALLOCATION FUND

                                                 Average annual
PERFORMANCE AS OF 8/31/98                          total return
---------------------------------------------------------------
                                        One Year          7.69%
                   Life of Fund (7/2/93-8/31/98)          5.57%

Average annual total return for the indicated periods represents the average annual increase in value of an investment over the indicated periods assuming reinvestment of dividends and capital gain distributions at net asset value. Past performance is not predictive of future results. The investment return and principal value of the shares of the Fund will fluctuate with market conditions so that the shares of the Fund, when redeemed, may be worth more or less than their original cost.

The Fund's per share net asset value (NAV) increased from $9.40 on February 28, 1998, to $9.47 on August 31, 1998, and cumulative dividends from Net Investment Income for the period (3/1/98-8/31/98) were approximately $0.244373 per share. Of course, past performance is no indication of future results.

During the second quarter of 1998, the total return for the Fund was 1.39%. The Fund and benchmark index returns for the quarter were as follows:

                                                  Rank
                                                  ----
Lehman Brothers 20+ Treasury Index          5.15%  1st
Lehman Brothers 5-7 Treasury Index          2.27%  2nd
U.S. Treasury Allocation Fund Total Return  1.39%  3rd
US Treasury Bills (3-month)                 1.34%  4th

The Fund's objective is to invest in the combination of long-term maturity Treasury bonds, intermediate term Treasury notes, and money-market securities that offers the optimum tradeoff of risk and return. The Fund selects the most attractive mix by comparing the expected return, risk and correlation of long, intermediate, and short-term Treasury securities.

The combination of a healthy U.S. economy and low inflation caused the yield difference between short-term and long-term bonds to decline over the past six months. The difference between the yield of 3-month T-Bills and the yield of 30-year T-Bonds declined from 0.61% to 0.44%. Lower yields lead to higher bond prices, and for a given drop in interest rates, the price increase is greater for long duration bonds than for shorter duration bonds. Therefore, over this period, returns for long-term Treasury bonds were higher than the returns for intermediate-term notes and for money market securities.

    MANAGERS DISCUSSION AND ANALYSIS

The Fund alters its holdings in long-term Treasury bonds, intermediate-term Treasury notes, and Treasury bills based on relative yield differences between the securities. The Bond/Note/Cash mix was 10/20/70 as of March 1, 1998. The mix at the end of March remained 10/20/70 and was changed on April 28 to a 0/40/60 mix. The mix remained at 0/40/60 until August 25, when it changed to 10/10/80.

Since risk and correlation change more gradually than expected returns, changes in the Fund's mix are much more responsive to changes in the expected returns of the three maturity classes.

In summary, longer maturity bonds are riskier than shorter maturity bonds. Since longer maturity bonds currently offer meager compensation--in the form of incremental yield--for bearing that higher risk, the Fund is invested in a conservative mix, consisting of a high allocation to cash.

MONEY MARKET FUND

PERFORMANCE AS OF 8/31/98                           7-day Yield
---------------------------------------------------------------
                                                          5.22%

Problems in the Asian financial sector continue to act as a buffer on growth here in the U.S. This has caused the Federal Reserve to keep interest rates unchanged for the past fifteen months. While U.S. growth continues to be relatively strong, the events in Asia are expected to prevent any over-heating. As a result, interest rates are expected to remain flat or lower for the balance of the year. The money market yield curve continues to be flat, with 6 months-year rates expected to trade in a narrow range. The Fund will continue to maintain adequate maturities in the front end of the curve, providing a high level of liquidity with little or no sacrifice in yield. The Fund also will selectively invest in longer dated securities when yields are at the upper end of their expected range. The average weighted maturity of the Fund will typically run 55-70 days, with an emphasis on high credit quality of securities rated A1/P1 or greater, by S&P/Moody's, respectively.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

MONEY MARKET FUND--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                          YIELD TO  MATURITY
 PRINCIPAL  SECURITY NAME                 MATURITY    DATE      VALUE

            CERTIFICATES OF DEPOSIT-8.18%
 $6,000,000 Abbey National PLC                5.55% 01/26/99 $  5,998,841
  8,000,000 Societe Generale NA Inc           5.60  01/13/99    7,999,156
                                                             ------------
            TOTAL CERTIFICATES OF DEPOSIT                    $ 13,997,997
            COMMERCIAL PAPER-61.75%
 $7,000,000 Associates Corp NA                5.50% 11/04/98 $  6,894,125
  8,000,000 BTR Dunlop Finance Inc            5.50  11/13/98    7,893,667
  6,000,000 Corporate Receivables Inc         5.51  10/08/98    5,916,432
  7,000,000 CXC Inc                           5.51  11/17/98    6,903,575
  6,000,000 Deutsche Bank Financial Inc       5.49  10/13/98    5,943,270
  4,000,000 First National Bank Chicago       5.75  05/08/99    3,998,686
  6,000,000 Ford Motor Credit                 5.50  10/30/98    5,913,833
  5,000,000 General Electric Co               5.43  09/09/98    4,861,988
  3,000,000 Goldman Sachs Group LP            5.51  09/17/98    2,944,900
  5,000,000 Greenwich Funding Corp            5.53  10/26/98    4,932,411
  7,000,000 Monte Rosa Capital Corp           5.53  10/15/98    6,925,806
  8,000,000 Prudential Funding Corp           5.52  09/17/98    7,965,653
  3,000,000 Suntrust Banks                    5.51  10/16/98    2,958,216
  7,000,000 UBS Financial Inc                 5.46  01/04/99    6,807,838
  5,000,000 USAA Capital Corp                 6.34  09/18/98    5,018,000
  6,000,000 WCP Funding Inc                   5.53  09/18/98    5,948,387
  7,000,000 Windmill Funding Corp             5.53  10/16/98    6,924,731
  7,000,000 Xerox Credit Corp                 5.47  11/05/98    6,903,211
                                                             ------------
            TOTAL COMMERCIAL PAPER                           $105,654,729

    MONEY MARKET FUND--AUGUST 31, 1998 (UNAUDITED)

MONEY MARKET FUND--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                       YIELD TO  MATURITY
 PRINCIPAL  SECURITY NAME              MATURITY    DATE      VALUE

            VARIABLE & FLOATING RATE NOTES-29.63%
 $3,000,000 Comerica Bank Detroit          5.51% 12/14/98 $  2,999,838
  6,800,000 FHLMC                          5.70  09/01/98    6,798,923
  8,000,000 FHLMC                          5.45  09/17/98    7,967,300
  8,000,000 FHLMC                          5.45  10/07/98    7,932,178
  1,000,000 Ford Motor Credit              8.00  01/15/99    1,017,287
  6,000,000 Huntington National Bank       5.64  12/09/98    5,999,763
  8,000,000 Key Bank NA                    5.55  02/24/99    7,997,376
  3,000,000 U.S. Bank                      5.65  10/27/98    3,000,000
  7,000,000 Wachovia Bank                  5.50  05/14/99    6,996,625
                                                          ------------
            TOTAL VARIABLE & FLOATING RATE NOTES          $ 50,709,290

     TOTAL
     INVESTMENT IN
     SECURITIES
     (Cost
     $170,362,016)
     ** (Notes 1
     and 3)            99.56%     $170,362,016
     Other Assets
     and
     Liabilities,
     Net                0.44%          745,172
                      ------      ------------
     TOTAL NET
     ASSETS           100.00%     $171,107,188
                      ======      ============

--------------------------------------------------------------------------------
** Cost for income tax purposes is the same as for financial statement purpos-es.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 1998 (UNAUDITED)

                                                           Asset         Bond
                                                      Allocation        Index
                                                            Fund         Fund
------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
In corresponding Master Portfolio, at market value
 (Note 1)                                           $488,340,508 $102,611,320
Cash                                                           0            0
RECEIVABLES:
 Dividends and interest                                        0            0
 Fund shares sold                                              0            0
TOTAL ASSETS                                         488,340,508  102,611,320
LIABILITIES
PAYABLES:
 Capital shares redeemed                                       0            0
 Distribution to shareholders                            919,860      482,097
 Due to BGI and Stephens (Note 2)                        123,677       15,745
TOTAL LIABILITIES                                      1,043,537      497,842
TOTAL NET ASSETS                                    $487,296,971 $102,113,478
NET ASSETS CONSIST OF:
 Paid-in capital                                     390,878,384  100,132,631
 Undistributed net investment income                      39,076       43,686
 Undistributed net realized gain (loss) on
  investments                                         52,302,784     (154,807)
 Net unrealized appreciation (depreciation) on
  investments                                         44,076,727    2,091,968
TOTAL NET ASSETS                                    $487,296,971 $102,113,478
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
 PER SHARE
Net Assets                                          $487,296,971 $102,113,478
Shares outstanding                                    37,873,037   10,285,837
Net asset value and offering price per share        $      12.87 $       9.93
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    STATEMENTS OF ASSETS AND LIABILITIES--AUGUST 31, 1998 (UNAUDITED)


       Growth        LifePath         LifePath          LifePath         LifePath
        Stock            2000             2010              2020             2030
         Fund            Fund             Fund              Fund             Fund
---------------------------------------------------------------------------------
$ 168,701,468    $ 46,422,944     $113,136,198     $ 141,486,426     $ 91,004,153
            0               0                0                 0                0
            0               0                0                 0                0
            0               0                0                 0                0
  168,701,468      46,422,944      113,136,198       141,486,426       91,004,153
            0               0                0                 0                0
            0               0                0                 0                0
       22,965          11,202           31,178            41,412           28,116
       22,965          11,202           31,178            41,412           28,116
$ 168,678,503    $ 46,411,742     $113,105,020     $ 141,445,014     $ 90,976,037
  166,678,400      43,593,656      101,486,132       121,927,136       78,482,602
            0         308,423          582,002           507,875          222,646
   34,772,888       1,480,736        3,725,091         5,629,059        3,128,923
  (32,772,785)      1,028,927        7,311,795        13,380,944        9,141,866
$ 168,678,503    $ 46,411,742     $113,105,020     $ 141,445,014     $ 90,976,037
$ 168,678,503    $ 46,411,742     $113,105,020     $ 141,445,014     $ 90,976,037
   13,782,521       4,077,353        8,460,785         9,603,250        5,686,679
$       12.24    $      11.38     $      13.37     $       14.73     $      16.00
---------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 1998 (UNAUDITED)

                                                               LifePath
                                                                   2040
                                                                   Fund
-----------------------------------------------------------------------
ASSETS
INVESTMENTS:
 In corresponding Master Portfolio, at market value
  (Note 1)                                                 $125,556,574
Cash                                                                  0
RECEIVABLES:
 Dividends and interest                                               0
 Fund shares sold                                                     0
TOTAL ASSETS                                                125,556,574
LIABILITIES
PAYABLES:
 Capital shares redeemed                                              0
 Distribution to shareholders                                         0
 Due to BGI and Stephens (Note 2)                                35,165
TOTAL LIABILITIES                                                35,165
TOTAL NET ASSETS                                           $125,521,409
NET ASSETS CONSIST OF:
 Paid-in capital                                            114,055,913
 Undistributed net investment income                            122,830
 Undistributed net realized gain (loss) on investments        4,020,652
 Net unrealized appreciation (depreciation) on investments    7,322,014
TOTAL NET ASSETS                                           $125,521,409
COMPUTATION OF NET ASSET VALUE AND
 OFFERING PRICE PER SHARE
Net Assets                                                 $125,521,409
Shares outstanding                                            7,429,953
Net asset value and offering price per share                     $16.89
-----------------------------------------------------------------------

* The Money Market Fund does not invest in a corresponding Master Portfolio. The cost of securities held at August 31, 1998 is the same as the market val-ue.

The accompanying notes are an integral part of these financial statements.

    STATEMENTS OF ASSETS AND LIABILITIES--AUGUST 31, 1998 (UNAUDITED)

                                                      Short-
        Money                   S&P             Intermediate              U.S. Treasury
       Market             500 Stock                     Term                 Allocation
        Fund*                  Fund                     Fund                       Fund
---------------------------------------------------------------------------------------
 $170,362,016        $2,001,521,461             $10,738,763                $45,673,841
       81,144                     0                       0                          0
    1,551,135                     0                       0                          0
            0                     0                       0                          0
  171,994,295         2,001,521,461              10,738,763                 45,673,841
            0                     0                       0                          0
      697,947                     0                  48,752                    182,291
      189,160               263,138                   6,779                      9,086
      887,107               263,138                  55,531                    191,377
 $171,107,188        $2,001,258,323             $10,683,232                $45,482,464
  171,169,454         1,311,977,037              10,764,591                 49,169,780
            0             5,658,983                   7,622                     16,927
      (62,266)           61,473,588                (269,517)                (3,887,732)
            0           622,148,715                 180,536                    183,489
 $171,107,188        $2,001,258,323             $10,683,232                $45,482,464
 $171,107,188        $2,001,258,323             $10,683,232                $45,482,464
  171,168,960            99,409,266               1,130,096                  4,803,320
 $       1.00        $        20.13             $      9.45                $      9.47
---------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 1998 (UNAUDITED)

                                                           Asset        Bond
                                                      Allocation       Index
                                                            Fund        Fund
-----------------------------------------------------------------------------
NET INVESTMENT INCOME
 ALLOCATED FROM MASTER PORTFOLIO
 Dividends                                          $  2,795,076  $        0
 Interest                                              5,166,972   3,197,488
 Expenses                                               (977,805)    (39,137)
 NET INVESTMENT INCOME (LOSS) ALLOCATED FROM
  MASTER PORTFOLIO                                     6,984,243   3,158,351
EXPENSES (NOTE 2)
 Administration fees                                   1,116,732      73,338
 Advisory fees                                                 0           0
TOTAL EXPENSES                                         1,116,732      73,338
Less:
 Waived fees                                                   0           0
Net expenses                                           1,116,732      73,338
NET INVESTMENT INCOME (LOSS)                           5,867,511   3,085,013
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 ALLOCATED FROM MASTER PORTFOLIOS
 Net realized gain (loss) on sale of investments      44,025,252       2,898
 Net change in unrealized appreciation
  (depreciation) of investments                      (66,929,013)  1,954,933
NET GAIN (LOSS) ON INVESTMENTS                       (22,903,761)  1,957,831
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                    $(17,036,250) $5,042,844
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    STATEMENT OF OPERATIONS--FOR THE SIX MONTHS ENDED AUGUST 31, 1998
    (UNAUDITED)


      Growth        LifePath         LifePath          LifePath          LifePath
       Stock            2000             2010              2020              2030
        Fund            Fund             Fund              Fund              Fund
---------------------------------------------------------------------------------
$    246,005     $   106,548      $   518,534      $    987,607      $    800,627
     281,344       1,070,492        1,754,740         1,422,930           505,680
    (700,265)       (136,351)        (333,327)         (436,174)         (288,145)
    (172,916)      1,040,689        1,939,947         1,974,363         1,018,162
     210,023          99,100          242,231           317,008           209,477
           0               0                0                 0                 0
     210,023          99,100          242,231           317,008           209,477
      23,342               0                0                 0                 0
     186,681          99,100          242,231           317,008           209,477
    (359,597)        941,589        1,697,716         1,657,355           808,685
  31,156,651         900,881        2,298,166         3,602,603         2,186,257
 (78,347,512)     (1,607,932)      (7,026,935)      (13,459,059)      (10,406,957)
 (47,190,861)       (707,051)      (4,728,769)       (9,856,456)       (8,220,700)
$(47,550,458)    $   234,538      $(3,031,053)     $ (8,199,101)     $ (7,412,015)
----------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 1998 (UNAUDITED)

                                                                     LifePath
                                                                         2040
                                                                         Fund
------------------------------------------------------------------------------
NET INVESTMENT INCOME
 ALLOCATED FROM MASTER PORTFOLIO
 Dividends                                                       $  1,243,205
 Interest                                                              59,152
 Expenses                                                            (399,548)
 NET INVESTMENT INCOME (LOSS) ALLOCATED FROM
  MASTER PORTFOLIO                                                    902,809
EXPENSES (NOTE 2)
 Administration fees                                                  290,330
 Advisory fees                                                              0
TOTAL EXPENSES                                                        290,330
Less:
 Waived fees                                                                0
Net expenses                                                          290,330
NET INVESTMENT INCOME (LOSS)                                          612,479
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED
 FROM MASTER PORTFOLIOS
 Net realized gain (loss) on sale of investments                    2,778,260
 Net change in unrealized appreciation (depreciation) of
  investments                                                     (17,696,991)
NET GAIN (LOSS) ON INVESTMENTS                                    (14,918,731)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $(14,306,252)
------------------------------------------------------------------------------

 * The Money Market Fund does not have a corresponding Master Portfolio. All interest is derived from securities held by the Fund.

The accompanying notes are an integral part of these financial statements.

    STATEMENT OF OPERATIONS--FOR THE SIX MONTHS ENDED AUGUST 31, 1998
    (UNAUDITED)


     Money                 S&P            Short-Intermediate            U.S. Treasury
    Market           500 Stock                          Term               Allocation
     Fund*                Fund                          Fund                     Fund
-------------------------------------------------------------------------------------
$        0       $  15,727,267                      $      0               $        0
 4,964,170           3,763,917                       348,579                1,325,150
         0            (584,700)                      (24,246)                 (68,450)
 4,964,170          18,906,484                       324,333                1,256,700
    88,679           1,756,835                         9,688                   91,192
   310,377                   0                             0                        0
   399,056           1,756,835                         9,688                   91,192
         0                   0                             0                        0
   399,056           1,756,835                         9,688                   91,192
 4,565,114          17,149,649                       314,645                1,165,508
         0          21,733,501                        68,140                  268,491
         0        (224,536,453)                       50,612                   60,447
         0        (202,802,952)                      118,752                  328,938
$4,565,114       $(185,653,303)                     $433,397               $1,494,446
--------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                       Asset Allocation Fund
                                          -----------------------------------
                                                   For the
                                          Six Months Ended            For the
                                           August 31, 1998         Year Ended
                                               (Unaudited)  February 28, 1998
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss)                $   5,867,511      $  15,538,218
 Net realized gain (loss) on sale of
  investments                                   44,025,252         43,346,185
 Net change in unrealized appreciation
  (depreciation) of investments                (66,929,013)        54,041,438
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                     (17,036,250)       112,925,841
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                     (5,840,068)       (15,569,560)
 From net realized gain (loss) on sale of
  investments                                            0        (45,241,548)
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold                      72,694,105        142,241,923
 Net asset value of shares issued in
  reinvestment of dividends and
  distributions                                  4,837,013         60,810,816
 Cost of shares redeemed                      (102,103,971)      (152,006,433)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL SHARE
 TRANSACTIONS                                  (24,572,853)        51,046,306
INCREASE (DECREASE) IN NET ASSETS              (47,449,171)       103,161,039
NET ASSETS:
Beginning net assets                           534,746,142        431,585,103
ENDING NET ASSETS                            $ 487,296,971      $534,746,142
SHARES ISSUED AND REDEEMED:
 Shares sold                                     5,147,874         11,061,652
 Shares issued in reinvestment of
  dividends and distributions                      342,240          4,795,265
 Shares redeemed                                (7,217,813)       (11,869,232)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING                                    (1,727,699)         3,987,685
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    STATEMENTS OF CHANGES IN NET ASSETS


                    Bond Index Fund                      Growth Stock Fund
------------------------------------   --------------------------------------
         For the                                For the
Six Months Ended             For the   Six Months Ended              For the
 August 31, 1998          Year Ended    August 31, 1998           Year Ended
     (Unaudited)   February 28, 1998        (Unaudited)    February 28, 1998
----------------------------------------------------------------------------
    $  3,085,013        $  7,019,694       $   (359,597)      $     (626,408)
           2,898             835,418         31,156,651            9,338,409
       1,954,933           1,840,981        (78,347,512)          35,007,522
       5,042,844           9,696,093        (47,550,458)          43,719,523
      (3,069,181)        (7,045,500)                  0                    0
               0                   0                  0          (17,881,314)
      24,182,961          45,025,402         40,507,298          135,070,663
       2,573,832           7,037,685                  0           17,881,293
     (20,393,400)       (90,406,487)        (61,292,326)       (154,994,318)
       6,363,393        (38,343,400)        (20,785,028)         (2,042,362)
       8,337,056        (35,692,807)        (68,335,486)          23,795,847
      93,776,422         129,469,229        237,013,989          213,218,142
    $102,113,478        $ 93,776,422       $168,678,503       $  237,013,989
       2,467,532           4,679,516          2,518,890            8,923,264
         264,047             738,294                  0            1,247,823
      (2,084,840)        (9,514,575)         (3,797,199)         (10,266,097)
         646,739         (4,096,765)         (1,278,309)            (95,010)
-----------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                 LifePath 2000 Fund          LifePath 2010 Fund
                          --------------------------  --------------------------
                           For the Six                For the Six
                          Months Ended       For the  Months Ended       For the
                            August 31,    Year Ended    August 31,    Year Ended
                                  1998  February 28,          1998  February 28,
                           (Unaudited)          1998   (Unaudited)          1998
---------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS:
 Net investment income
  (loss)                  $    941,589  $  1,864,159  $  1,697,716  $  3,002,621
 Net realized gain
  (loss) on sale of
  investments                  900,881     1,498,004     2,298,166     4,019,123
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments               (1,607,932)    1,944,125    (7,026,935)    9,867,032
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS               234,538     5,306,288    (3,031,053)   16,888,776
DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment
  income                      (929,577)   (1,873,768)   (1,609,129)   (2,934,746)
 From net realized gain
  (loss) on sale of
  investments                        0    (1,080,895)            0    (3,244,853)
CAPITAL SHARE
 TRANSACTIONS:
 Proceeds from shares
  sold                      18,873,316    29,570,107    35,322,820    50,184,554
 Net asset value of
  shares issued in
  reinvestment of
  dividends and
  distributions                925,776     2,954,663     1,596,764     6,179,586
 Cost of shares redeemed   (21,423,777)  (32,722,692)  (31,609,992)  (41,841,291)
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM CAPITAL SHARE
 TRANSACTIONS               (1,624,685)     (197,922)    5,309,592    14,522,849
INCREASE (DECREASE) IN
 NET ASSETS                 (2,319,724)    2,153,703       669,410    25,232,026
NET ASSETS:
Beginning net assets        48,731,466    46,577,763   112,435,610    87,203,584
ENDING NET ASSETS         $ 46,411,742  $ 48,731,466  $113,105,020  $112,435,610
SHARES ISSUED AND
 REDEEMED:
 Shares sold                 1,619,581     2,609,621     2,484,595     3,799,100
 Shares issued in
  reinvestment of
  dividends                     79,530       263,425       112,046       470,053
 Shares redeemed            (1,837,879)   (2,902,215)   (2,222,184)   (3,183,053)
NET INCREASE (DECREASE)
 IN SHARES OUTSTANDING        (138,768)      (29,169)      374,457     1,086,100
---------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    STATEMENTS OF CHANGES IN NET ASSETS


       LifePath 2020 Fund          LifePath 2030 Fund          LifePath 2040 Fund
--------------------------  --------------------------  --------------------------
 For the Six                 For the Six                 For the Six
Months Ended       For the  Months Ended       For the  Months Ended       For the
  August 31,    Year Ended    August 31,    Year Ended    August 31,    Year Ended
        1998  February 28,          1998  February 28,          1998  February 28,
 (Unaudited)          1998   (Unaudited)          1998   (Unaudited)          1998
-----------------------------------------------------------------------------------
$  1,657,355  $  2,871,213   $   808,685  $  1,265,246  $    612,479  $    970,721
   3,602,603     5,546,369     2,186,257     2,589,572     2,778,260     5,450,601
 (13,459,059)   19,345,820   (10,406,957)   14,546,285   (17,696,991)   18,871,946
  (8,199,101)   27,763,402    (7,412,015)   18,401,103   (14,306,252)   25,293,268
  (1,581,705)   (2,828,349)     (768,181)   (1,235,853)     (602,520)     (981,497)
           0    (4,577,018)            0    (2,146,403)            0    (5,040,363)
  32,936,253    62,320,047    26,844,658    48,861,763    57,261,506    85,516,198
   1,573,403     7,405,367       762,029     3,382,255       594,411     6,021,811
 (31,481,039)  (47,300,299)  (23,759,660)  (30,529,151)  (44,027,077)  (53,683,581)
   3,028,617    22,425,115     3,847,027    21,714,867    13,828,840    37,854,428
  (6,752,189)   42,783,150    (4,333,169)   36,733,714    (1,079,932)   57,125,836
 148,197,203   105,414,053    95,309,206    58,575,492   126,601,341    69,475,505
$141,445,014  $148,197,203   $90,976,037  $ 95,309,206  $125,521,409  $126,601,341
   2,018,833     4,313,443     1,475,735     3,096,468     2,900,215     4,987,356
      96,219       509,421        41,659       214,342        29,783       355,815
  (1,936,018)  (3,266,331)    (1,311,376)  (1,965,323)    (2,243,885)  (3,168,342)
     179,034     1,556,533       206,018     1,345,487       686,113     2,174,829
-----------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                          Money Market Fund
                                          ----------------------------------
                                              For the Six
                                             Months Ended            For the
                                          August 31, 1998         Year Ended
                                              (Unaudited)  February 28, 1998
-----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss)               $   4,565,114      $   9,455,062
 Net realized gain (loss) on sale of
  investments                                           0             (4,762)
 Net change in unrealized appreciation
  (depreciation) of investments                         0                  0
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                      4,565,114          9,450,300
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                    (4,565,114)        (9,455,062)
 From net realized gain (loss) on sale of
  investments                                           0                  0
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold                     95,856,128        219,618,386
 Net asset value of shares issued in
  reinvestment of dividends and
  distributions                                 4,468,749          9,251,485
 Cost of shares redeemed                     (109,540,693)      (225,588,287)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL SHARES
 TRANSACTIONS                                  (9,215,816)         3,281,584
INCREASE (DECREASE) IN NET ASSETS              (9,215,816)         3,276,822
NET ASSETS:
Beginning net assets                          180,323,004        177,046,182
ENDING NET ASSETS                           $ 171,107,188      $ 180,323,004
SHARES ISSUED AND REDEEMED:
 Shares sold                                   95,856,128        219,618,386
 Shares issued in reinvestment of
  dividends and distributions                   4,468,749          9,251,485
 Shares redeemed                             (109,540,693)      (225,588,287)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING                                   (9,215,816)         3,281,584
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    STATEMENTS OF CHANGES IN NET ASSETS


                 S&P 500 Stock Fund             Short-Intermediate Term Fund
------------------------------------      ---------------------------------------
    For the Six                               For the Six
   Months Ended              For the         Months Ended               For the
August 31, 1998           Year Ended      August 31, 1998            Year Ended
    (Unaudited)    February 28, 1998          (Unaudited)      February 28 1998
--------------------------------------------------------------------------------
 $   17,149,649       $   31,240,614          $   314,645           $   711,835
     21,733,501           67,662,285               68,140               (82,340)
   (224,536,453)         444,494,109               50,612               250,239
   (185,653,303)         543,397,008              433,397               879,734
    (16,909,154)         (30,121,261)            (312,354)             (715,413)
              0          (39,697,846)                   0                     0
    486,150,917          859,737,151            1,531,506             2,637,312
     16,829,502           69,792,808              222,219               715,374
   (591,592,340)        (533,699,383)          (2,020,694)           (5,741,426)
    (88,611,921)         395,830,576             (266,969)           (2,388,740)
   (291,174,378)         869,408,477             (145,926)           (2,224,419)
  2,292,432,701        1,423,024,224           10,829,158            13,053,577
 $2,001,258,323       $2,292,432,701          $10,683,232           $10,829,158
     20,773,319           44,359,193              163,336               283,682
        717,086            3,561,316               23,819                77,304
    (25,885,594)         (27,667,316)            (215,852)             (621,841)
     (4,395,189)          20,253,193              (28,697)             (260,855)
---------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                              U.S. Treasury Allocation Fund
                                          ----------------------------------
                                              For the Six
                                             Months Ended            For the
                                          August 31, 1998         Year Ended
                                              (Unaudited)  February 28, 1998
-----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss)                 $ 1,165,508       $  2,679,863
 Net realized gain (loss) on sale of
  investments                                     268,491            497,222
 Net change in unrealized appreciation
  (depreciation) of investments                    60,447            384,199
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                      1,494,446          3,561,284
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                    (1,159,565)        (2,677,544)
 From net realized gain (loss) on sale of
  investments                                           0           (122,957)
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold                     10,583,384         13,761,242
 Net asset value of shares issued in
  reinvestment of dividends and
  distributions                                   960,217          2,800,446
 Cost of shares redeemed                      (13,636,936)       (17,623,970)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL SHARES
 TRANSACTIONS                                  (2,093,335)        (1,062,282)
INCREASE (DECREASE) IN NET ASSETS              (1,758,454)          (301,499)
NET ASSETS:
Beginning net assets                           47,240,918         47,542,417
ENDING NET ASSETS                             $45,482,464       $ 47,240,918
SHARES ISSUED AND REDEEMED:
 Shares sold                                    1,122,895          1,474,632
 Shares issued in reinvestment of
  dividends and distributions                     102,237            301,293
 Shares redeemed                               (1,447,776)        (1,897,079)
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING                                     (222,644)          (121,154)
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                Asset Allocation Fund
                          ------------------------------------------------------------------
                                                                                 Period From
                                                                                     July 2,
                                                                                        1993
                          For the Six                                             (Commence-
                               Months                                                ment of
                                Ended       Year      Year      Year      Year   Operations)
                           August 31,      Ended     Ended     Ended     Ended            to
                                 1998   February  February  February  February     February
                          (Unaudited)   28, 1998  28, 1997  29, 1996  28, 1995      28, 1994
---------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD           $13.50     $12.12    $11.83     $9.93    $10.19        $10.00
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income
  (loss)                         0.15       0.44      0.47      0.40      0.44          0.23
 Net realized and
  unrealized gain (loss)
  on investments                (0.63)      2.68      1.02      1.90     (0.14)         0.28
TOTAL FROM INVESTMENT
 OPERATIONS                     (0.48)      3.12      1.49      2.30      0.30          0.51
LESS DISTRIBUTIONS:
 From net investment
  income                        (0.15)     (0.44)    (0.47)    (0.40)    (0.44)        (0.23)
 From net realized gains         0.00      (1.30)    (0.73)     0.00     (0.12)        (0.09)
TOTAL DISTRIBUTIONS             (0.15)     (1.74)    (1.20)    (0.40)    (0.56)        (0.32)
NET ASSET VALUE, END OF
 PERIOD                        $12.87     $13.50    $12.12    $11.83     $9.93        $10.19
TOTAL RETURN (NOT
 ANNUALIZED)                    (3.64)%    27.10%    13.09%    23.54%     3.28%         5.14%
RATIOS/SUPPLEMENTAL
 DATA:
 Net assets, end of
  period (000)               $487,297   $534,746  $431,585  $397,930  $293,696      $217,140
 Number of shares out-
  standing, end of pe-
  riod (000)                   37,873     39,601    35,613    33,634    29,585        21,303
RATIOS TO AVERAGE NET
 ASSETS+:
 Ratio of expenses to
  average net
  assets(/1/)                    0.75%      0.75%     0.75%     0.75%     0.75%         0.79%
 Ratio of net investment
  income (loss) to
  average net
  assets(/2/)                    2.11%      3.37%     3.95%     3.62%     4.62%         3.47%
 Portfolio turnover                --         --        --        --        24%*          33%
---------------------------------------------------------------------------------------------
(1) Ratio of expenses to
    average net assets
    prior to waived fees
    and reimbursed
    expenses                      N/A        N/A       N/A       N/A      0.76%         0.80%
(2) Ratio of net
    investment income
    (loss) to average
    net assets prior to
    waived fees and
    reimbursed expenses           N/A        N/A       N/A       N/A      4.61%         3.46%
---------------------------------------------------------------------------------------------

  * This rate is for the period from March 1, 1994 to May 25, 1994. As of May 26, 1994 the Funds (except for the Money Market Fund) invest all of their assets in the corresponding Master Portfolio. Portfolio turnover after May 26, 1994 is reported by the Master Portfolio.
  + Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.

    FINANCIAL HIGHLIGHTS



                                                             Bond Index Fund
----------------------------------------------------------------------------------
                                                                       Period From
                                                                           July 2,
                                                                              1993
For the Six                                                             (Commence-
     Months                                                                ment of
      Ended                                                            Operations)
 August 31,    Year Ended    Year Ended    Year Ended    Year Ended             to
       1998  February 28,  February 28,  February 29,  February 28,   February 28,
(Unaudited)          1998          1997          1996          1995           1994
-----------------------------------------------------------------------------------
      $9.73         $9.43         $9.66         $9.20         $9.76         $10.00
       0.31          0.64          0.63          0.64          0.64           0.38
       0.20          0.30         (0.23)         0.46         (0.56)         (0.24)
       0.51          0.94          0.40          1.10          0.08           0.14
      (0.31)        (0.64)        (0.63)        (0.64)        (0.64)         (0.38)
       0.00          0.00          0.00          0.00          0.00           0.00
      (0.31)        (0.64)       (0.63)         (0.64)        (0.64)         (0.38)
      $9.93         $9.73         $9.43         $9.66         $9.20          $9.76
       5.33%        10.36%         4.32%        12.17%         1.12%          1.38%
   $102,113       $93,776      $129,469       $58,090       $18,593        $14,899
     10,286         9,639        13,736         6,016         2,020          1,526
       0.23%         0.23%         0.23%         0.23%         0.23%          0.31%
       6.34%         6.66%         6.69%         6.67%         7.08%          5.88%
         --            --            --            --            14%*           20%
-----------------------------------------------------------------------------------
        N/A           N/A          0.32%         0.53%         0.71%          0.32%
        N/A           N/A          6.60%         6.37%         6.61%          5.87%
-----------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                    Growth Stock Fund
                          ---------------------------------------------------------------------
                                                                                         Period
                                                                                           From
                                                                                        July 2,
                              For the                                                      1993
                                  Six                                                (Commence-
                               Months                                                   ment of
                                Ended       Year       Year       Year       Year   Operations)
                               August      Ended      Ended      Ended      Ended            to
                             31, 1998   February   February   February   February     February
                          (Unaudited)   28, 1998   28, 1997   29, 1996   28, 1995      28, 1994
-------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD           $15.74     $14.07     $14.78     $11.64     $11.52        $10.00
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income
  (loss)                         0.00     (0.04)      (0.06)     (0.01)      0.00         (0.01)
 Net realized and
  unrealized gain (loss)
  on investments                (3.50)      2.96      (0.43)      4.82       0.19          1.86
TOTAL FROM INVESTMENT
 OPERATIONS                     (3.50)      2.92      (0.49)      4.81       0.19          1.85
LESS DISTRIBUTIONS:
 From net investment
  income                         0.00       0.00       0.00      (0.01)      0.00          0.00
 From net realized gains         0.00      (1.25)     (0.22)     (1.66)     (0.07)        (0.33)
TOTAL DISTRIBUTIONS              0.00      (1.25)     (0.22)     (1.67)     (0.07)        (0.33)
NET ASSET VALUE, END OF
 PERIOD                        $12.24     $15.74     $14.07     $14.78     $11.64        $11.52
TOTAL RETURN (NOT
 ANNUALIZED)                   (22.24)%    21.61%     (3.46)%    42.10%      1.70%        18.65%
RATIOS/SUPPLEMENTAL
 DATA:
 Net assets, end of
  period (000)               $168,679   $237,014   $213,218   $178,584    $96,925       $45,443
 Number of shares
  outstanding, end of
  period (000)                 13,783     15,061     15,156     12,084      8,330         3,945
RATIOS TO AVERAGE NET
 ASSETS+:
 Ratio of expenses to
  average net
  assets(/1/)                    0.77%      0.78%      0.76%      0.76%      0.76%         0.80%
 Ratio of net investment
  income (loss) to
  average net
  assets(/2/)                   (0.31)%    (0.28)%    (0.41)%    (0.12)%    (0.02)%       (0.18)%
Portfolio turnover                 --         --         --         --         27%*         104%
-------------------------------------------------------------------------------------------------
(1) Ratio of expenses to
    average net assets
    prior to waived fees
    and reimbursed
    expenses                     0.79%      0.80%      0.81%      0.86%      0.87%         0.80%
(2) Ratio of net
    investment income
    (loss) to average
    net assets prior to
    waived fees and
    reimbursed expenses         (0.33)%    (0.30)%    (0.46)%    (0.22)%   (0.12)%        (0.18)%
-------------------------------------------------------------------------------------------------

   * This rate is for the period from March 1, 1994 to May 25, 1994. As of May 26, 1994 the Funds (except for the Money Market Fund) invest all of their assets in the corresponding Master Portfolio. Portfolio turnover after May 26, 1994 is reported by the Master Portfolio.
   + Annualized for periods of less than one year. These ratios include ex-penses charged to the corresponding Master Portfolio.

    FINANCIAL HIGHLIGHTS


              LifePath 2000 Fund                  LifePath 2010 Fund                   LifePath 2020 Fund
----------------------------------  -----------------------------------  -----------------------------------
                            Period                               Period                               Period
                              From                                 From                                 From
                        March 26,                            March 26,                             March 26,
    For the                   1996      For the                    1996      For the                    1996
        Six             (Commence-          Six              (Commence-          Six              (Commence-
     Months                ment of       Months                 ment of       Months                 ment of
      Ended      Year  Operations)        Ended       Year  Operations)        Ended       Year  Operations)
     August     Ended           to       August      Ended           to       August      Ended           to
   31, 1998  February     February     31, 1998   February     February     31, 1998   February     February
(Unaudited)  28, 1998     28, 1997  (Unaudited)   28, 1998     28, 1997  (Unaudited)   28, 1998     28, 1997
-------------------------------------------------------------------------------------------------------------
     $11.56    $10.97       $10.55       $13.90     $12.46       $11.44       $15.73     $13.40       $11.97
       0.23      0.46         0.39         0.20       0.40         0.33         0.17       0.33         0.29
      (0.19)     0.85         0.35        (0.54)      1.87         0.96        (1.00)      2.84         1.40
       0.04      1.31         0.74        (0.34)      2.27         1.29        (0.83)      3.17         1.69
      (0.22)    (0.46)       (0.32)       (0.19)     (0.40)       (0.27)       (0.17)     (0.33)       (0.24)
       0.00     (0.26)        0.00         0.00      (0.43)        0.00         0.00      (0.51)       (0.02)
      (0.22)    (0.72)       (0.32)       (0.19)     (0.83)       (0.27)       (0.17)     (0.84)       (0.26)
     $11.38    $11.56       $10.97       $13.37     $13.90       $12.46       $14.73     $15.73       $13.40
       0.35%    12.32%        7.00%       (2.51)%    18.73%       11.98%       (5.35)%    24.25%       15.06%
    $46,412   $48,731      $46,578     $113,105   $112,436      $87,204     $141,445   $148,197     $105,414
      4,077     4,216        4,245        8,461      8,086        7,000        9,603      9,424        7,868
       0.95%     0.95%        0.95%        0.95%      0.95%        0.95%        0.95%      0.95%        0.95%
       3.82%     4.06%        4.21%        2.82%      3.09%        3.26%        2.10%      2.28%        2.57%
         --        --           --           --         --           --           --         --           --
-------------------------------------------------------------------------------------------------------------
        N/A       N/A          N/A          N/A        N/A          N/A          N/A        N/A          N/A
        N/A       N/A          N/A          N/A        N/A          N/A          N/A        N/A          N/A
-------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                        LifePath 2030 Fund                   LifePath 2040 Fund
                          -----------------------------------  -----------------------------------
                                                                                            Period
                                                       Period                                 From
                                                         From                                March
                              For the               March 26,      For the                26, 1996
                                  Six                    1996          Six              (Commence-
                               Months              (Commence-       Months                 ment of
                                Ended       Year      ment of        Ended       Year  Operations)
                               August      Ended  Operations)       August      Ended           to
                             31, 1998   February  to February     31, 1998   February    February
                          (Unaudited)   28, 1998     28, 1997  (Unaudited)   28, 1998     28, 1997
---------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD           $17.39     $14.17       $12.39     $  18.77     $15.21       $12.91
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income
  (loss)                         0.14       0.26         0.23         0.08       0.18         0.18
 Net realized and
  unrealized gain (loss)
  on investments                (1.39)      3.65         1.79        (1.88)      4.41         2.27
TOTAL FROM INVESTMENT
 OPERATIONS                     (1.25)      3.91         2.02        (1.80)      4.59         2.45
LESS DISTRIBUTIONS:
 From net investment
  income                        (0.14)     (0.26)       (0.20)       (0.08)     (0.19)       (0.15)
 From net realized gains         0.00      (0.43)       (0.04)        0.00      (0.84)        0.00
TOTAL DISTRIBUTIONS             (0.14)     (0.69)       (0.24)       (0.08)     (1.03)       (0.15)
NET ASSET VALUE, END OF
 PERIOD                        $16.00     $17.39       $14.17     $  16.89     $18.77       $15.21
TOTAL RETURN (NOT
 ANNUALIZED)                    (7.31)%    28.22%       17.37%       (9.64)%    30.95%       20.47%
RATIOS/SUPPLEMENTAL
 DATA:
 Net assets, end of
  period (000)                $90,976    $95,309      $58,575     $125,521   $126,601      $69,476
 Number of shares
  outstanding, end of
  period (000)                  5,687      5,481        4,135        7,430      6,744        4,569
RATIOS TO AVERAGE NET
 ASSETS+:
 Ratio of expenses to
  average net
  assets(/1/)                    0.95%      0.95%        0.95%        0.95%      0.95%        0.95%
 Ratio of net investment
  income to average net
  assets(/2/)                    1.55%      1.72%        2.05%        0.85%      1.04%        1.46%
Portfolio turnover                 --         --           --           --         --          --
---------------------------------------------------------------------------------------------------
(1) Ratio of expenses to
   average net assets
   prior to waived fees
   and reimbursed
   expenses                       N/A        N/A          N/A          N/A        N/A          N/A
(2) Ratio of net
   investment income to
   average net assets
   prior to waived fees
   and reimbursed
   expenses                       N/A        N/A          N/A          N/A        N/A          N/A
---------------------------------------------------------------------------------------------------

   + Annualized for periods of less than one year. These ratios include expenses charged to the Master Portfolio (except for the Money Market
     Fund).

    FINANCIAL HIGHLIGHTS



                                                Money Market Fund
---------------------------------------------------------------------------
                                                                     Period
                                                                       From
                                                                   July 2,
    For the                                                            1993
        Six                                                      (Commence-
     Months                                                         ment of
      Ended        Year         Year        Year       Year     Operations)
     August       Ended        Ended       Ended       Ended             to
   31, 1998    February     February    February    February       February
(Unaudited)    28, 1998    28,  1997    29, 1996    28, 1995       28, 1994
----------------------------------------------------------------------------
      $1.00       $1.00        $1.00       $1.00       $1.00          $1.00
       0.03        0.05         0.05        0.05        0.04           0.02
       0.00        0.00         0.00        0.00        0.00           0.00
       0.03        0.05         0.05        0.05        0.04           0.02
      (0.03)      (0.05)       (0.05)      (0.05)      (0.04)         (0.02)
       0.00        0.00         0.00        0.00        0.00           0.00
      (0.03)      (0.05)       (0.05)      (0.05)      (0.04)         (0.02)
      $1.00       $1.00        $1.00       $1.00       $1.00          $1.00
       2.65%       5.35%        5.10%       5.60%       4.40%          1.81%
   $171,107    $180,375     $177,046    $156,852    $147,269        $81,649
    171,169     180,437      177,103     156,910     147,280         81,648
       0.46%       0.45%        0.45%       0.45%       0.45%          0.49%
       5.24%       5.23%        4.96%       5.44%       4.44%          2.77%
        N/A         N/A          N/A         N/A         N/A            N/A
----------------------------------------------------------------------------
        N/A         N/A         0.48%       0.49%       0.57%          0.50%
        N/A         N/A         4.93%       5.40%       4.32%          2.76%
----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                       S&P 500 Stock Fund
                          ----------------------------------------------------------------------
                                                                                     Period From
                                                                                         July 2,
                                                                                            1993
                          For the Six                                                 (Commence-
                               Months                                                    ment of
                                Ended         Year        Year      Year      Year   Operations)
                               August        Ended       Ended     Ended     Ended            to
                             31, 1998     February    February  February  February      February
                          (Unaudited)     28, 1998    28, 1997  29, 1996  28, 1995      28, 1994
-------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD           $22.08       $17.03      $14.02    $10.83    $10.50        $10.00
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income
  (loss)                         0.18         0.33        0.32      0.31      0.27          0.16
 Net realized and
  unrealized gain (loss)
  on investments                (1.96)        5.46        3.23      3.36      0.41          0.47
TOTAL FROM INVESTMENT
 OPERATIONS                     (1.78)        5.79        3.55      3.67      0.68          0.63
LESS DISTRIBUTIONS:
 From net investment
  income                        (0.17)       (0.33)      (0.32)    (0.30)    (0.27)        (0.12)
 From net realized gains         0.00        (0.41)      (0.22)    (0.18)    (0.08)        (0.01)
TOTAL DISTRIBUTIONS             (0.17)       (0.74)      (0.54)    (0.48)    (0.35)        (0.13)
NET ASSET VALUE, END OF
 PERIOD                        $20.13       $22.08      $17.03    $14.02    $10.83        $10.50
TOTAL RETURN (NOT
 ANNUALIZED)                    (8.16)%      34.62%      25.82%    34.35%     6.71%         6.30%
RATIOS/SUPPLEMENTAL
 DATA:
 Net assets, end of
  period (000)             $2,001,258   $2,292,433  $1,423,024  $882,696  $448,776      $122,391
 Number of shares out-
  standing, end of pe-
  riod (000)                   99,409      103,804      83,551    62,951    41,427        11,653
RATIOS TO AVERAGE NET
 ASSETS+:
 Ratio of expenses to
  average net
  assets(/1/)                    0.20%        0.20%       0.20%     0.20%     0.21%         0.27%
 Ratio of net investment
  income to average net
  assets(/2/)                    1.47%        1.73%       2.15%     2.52%     2.93%         2.46%
Portfolio turnover                 --           --          --        --         8%*           4%
-------------------------------------------------------------------------------------------------
(1) Ratio of expenses to
    average net assets
    prior to waived fees
    and reimbursed
    expenses                      N/A          N/A        0.22%     0.26%     0.25%         0.28%
(2) Ratio of net
    investment income to
    average net assets
    prior to waived fees
    and reimbursed
    expenses                      N/A          N/A        2.13%     2.46%     2.88%         2.45%
-------------------------------------------------------------------------------------------------

  * This rate is for the period from March 1, 1994 to May 25, 1994. As of May 26, 1994 the Funds (except for the Money Market Fund) invest all of their assets in the corresponding Master Portfolio, and portfolio turnover is re-ported by the Master Portfolio.
  + Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.

    FINANCIAL HIGHLIGHTS



                                     Short-Intermediate Term Fund
---------------------------------------------------------------------------
                                                                Period From
                                                               July 2, 1993
For the Six                                                      (Commence-
     Months                                                         ment of
      Ended        Year        Year        Year        Year     Operations)
     August       Ended       Ended       Ended       Ended              to
   31, 1998    February    February    February    February        February
(Unaudited)    28, 1998    28, 1997    29, 1996    28, 1995        28, 1994
---------------------------------------------------------------------------
      $9.35       $9.19       $9.40       $9.15       $9.72          $10.00
       0.28        0.60        0.60        0.65        0.64            0.42
       0.10        0.16       (0.21)       0.25       (0.57)          (0.28)
       0.38        0.76        0.39        0.90        0.07            0.14
      (0.28)      (0.60)      (0.60)      (0.65)      (0.64)          (0.42)
       0.00        0.00        0.00        0.00        0.00            0.00
      (0.28)      (0.60)      (0.60)      (0.65)      (0.64)          (0.42)
      $9.45       $9.35       $9.19       $9.40       $9.15           $9.72
       4.09%       8.51%       4.29%      10.07%       0.89%           1.42%
    $10,683     $10,829     $13,054     $13,704     $14,298          $5,258
      1,130       1,159       1,420       1,458       1,562             541
       0.63%       0.63%       0.65%       0.65%       0.65%           0.65%
       5.88%       6.40%       6.48%       6.82%       7.07%           6.02%
         --          --          --          --          29%            277%
----------------------------------------------------------------------------
        N/A         N/A        1.29%       1.44%       1.41%           0.65%
        N/A         N/A        5.84%       6.03%       6.32%           6.02%
----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                         U.S. Treasury Allocation Fund
                          ------------------------------------------------------------------
                                                                                 Period From
                                                                                July 2, 1993
                          For the Six                                             (Commence-
                               Months                                                ment of
                                Ended      Year      Year      Year      Year    Operations)
                               August     Ended     Ended     Ended     Ended             to
                             31, 1998  February  February  February  February       February
                          (Unaudited)  28, 1998  28, 1997  29, 1996  28, 1995       28, 1994
---------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING
 OF PERIOD                      $9.40     $9.24     $9.35     $8.99     $9.67         $10.00
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income
  (loss)                         0.24      0.55      0.56      0.51      0.59           0.39
 Net realized and
  unrealized gain (loss)
  on investments                 0.07      0.19     (0.11)     0.36     (0.68)         (0.05)
TOTAL FROM INVESTMENT
 OPERATIONS                      0.31      0.74      0.45      0.87     (0.09)          0.34
LESS DISTRIBUTIONS:
 From net investment
  income                        (0.24)    (0.55)    (0.56)    (0.51)    (0.59)         (0.39)
 From net realized gains         0.00     (0.03)     0.00      0.00      0.00          (0.20)
 In excess of net
  realized gains                                     0.00      0.00      0.00          (0.08)
TOTAL DISTRIBUTIONS             (0.24)    (0.58)    (0.56)    (0.51)    (0.59)         (0.67)
NET ASSET VALUE, END OF
 PERIOD                         $9.47     $9.40     $9.24     $9.35     $8.99          $9.67
TOTAL RETURN (NOT
 ANNUALIZED)                     3.39%     8.18%     4.99%     9.89%    (0.76)%         3.33%
RATIOS/SUPPLEMENTAL
 DATA:
 Net assets, end of
  period (000)                $45,482   $47,241   $47,542   $51,632   $56,852        $58,216
 Number of shares
  outstanding, end of
  period (000)                  4,803     5,026     5,147     5,522     6,324          6,019
RATIOS TO AVERAGE NET
 ASSETS:+
 Ratio of expenses to
  average net
  assets(/1/)                    0.70%     0.70%     0.70%     0.70%     0.70%          0.78%
 Ratio of net investment
  income to average net
  assets(/2/)                    5.14%     5.89%     6.03%     5.47%     6.52%          5.79%
Portfolio turnover                 --        --        --        --        43%*          210%
---------------------------------------------------------------------------------------------
(1) Ratio of expenses to
    average net assets
    prior to waived fees
    and reimbursed
    expenses                      N/A       N/A      0.71%      N/A      0.72%          0.80%
(2) Ratio of net
    investment income to
    average net assets
    prior to waived fees
    and reimbursed
    expenses                      N/A       N/A      6.02%      N/A      6.50%          5.77%
---------------------------------------------------------------------------------------------

  * This rate is for the period from March 1, 1994 to May 25, 1994. As of May 26, 1994 the Funds (except for the Money Market Fund) invest all of their assets in the corresponding Master Portfolio, and portfolio turnover is re-ported by the Master Portfolio.
  + Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.

MASTERWORKS FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

  MasterWorks Funds Inc. (the "Company"), is registered under the Investment Company Act of 1940, as amended, as an open-end series investment company. The Company commenced operations on July 2, 1993, and currently issues the following Funds: the Asset Allocation, Bond Index, Growth Stock, LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, S&P 500 Stock, Short-Intermediate Term and U.S. Treasury Allocation Funds (each, a "Fund", collectively, the "Funds").

  The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  INVESTMENT POLICY AND SECURITY VALUATION

  Each Fund, with the exception of the Growth Stock, Money Market and Short-Intermediate Term Funds, invests all of its assets in a separate series (each a "Master Portfolio") of Master Investment Portfolio. Each of the Growth Stock and Short-Intermediate Term Funds invests all of its assets in a separate series (also a "Master Portfolio") of Managed Series Investment Trust. Each Master Portfolio has the same investment objective as the Fund bearing the corresponding name. The value of each Fund's investment in its corresponding Master Portfolio reflects that Fund's interest in the net assets of that Master Portfolio (99.99%, 99.99%, 99.99%, 42.91%, 54.37%, 45.63%, 40.35%, 32.07%,
86.71%, 99.99% and 99.99% for the Asset Allocation, Bond Index, Growth Stock, LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, S&P 500 Stock, Short-Intermediate Term and U.S. Treasury Allocation Funds, respectively, as of August 31, 1998). The Money Market Fund does not invest in a corresponding Master Portfolio. Investments of each Master Portfolio are valued at the last reported sale price on the primary securities exchange or national securities market on which such securities are traded. Securities not

MASTERWORKS FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies approved by the Master Portfolios' Board of Trustees.

  The Money Market Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant net asset value of $1.00 per share. There is no assurance that the Fund will meet this objective. The amortized cost method, which involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, approximates market value.

  SECURITY TRANSACTIONS AND INCOME RECOGNITION

  Security transactions are accounted for by each Master Portfolio and the Money Market Fund on the date the securities are purchased or sold (trade date). Revenue is recognized by each Master Portfolio as follows: dividend income is recognized on the ex-dividend date and interest income is recognized on a daily accrual basis. The Money Market Fund recognizes interest income on a daily accrual basis. Realized gains and losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are amortized as required by the Internal Revenue Code of 1986, as amended (the "Code"). All net investment income and realized and unrealized capital gains and losses of each Master Portfolio are allocated as required by the Code.

  The performance of each Fund, with the exception of the Money Market Fund, is directly affected by the performance of its corresponding Master Portfolio. The financial statements of each Master Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the corresponding Fund's financial statements.

MASTERWORKS FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)


  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

  Dividends to shareholders from net investment income of the Asset Allocation, Bond Index, Short-Intermediate Term and U.S. Treasury Allocation Funds are declared and distributed monthly. Dividends to shareholders from net investment income of the Growth Stock, LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040 and S&P 500 Stock Funds are declared and distributed quarterly. Dividends to shareholders from net investment income of the Money Market Fund are declared daily and distributed monthly. Distributions to shareholders from any net realized capital gains are declared and distributed annually, generally in December.

  Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Fund.

  FEDERAL INCOME TAXES

  Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to distribute annually substantially all of its investment company taxable income and any net capital gains (taking into account capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal taxes was required at February 28, 1998. The following Funds had net capital loss carryforwards at December 31, 1997, the tax year end of the funds:

                                  Year       Net Capital
Fund                           Expires Loss Carryforward
--------------------------------------------------------
Bond Index Fund                   2002         $ 144,965
Bond Index Fund                   2003           316,656
Bond Index Fund                   2004           404,767
Bond Index Fund                   2005           487,385
Money Market Fund                 2003            57,505
Money Market Fund                 2005             4,762
Short-Intermediate Term Fund      2002           247,724
Short-Intermediate Term Fund      2005            77,556
U.S. Treasury Allocation Fund     2002         4,475,313

MASTERWORKS FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)


  No capital gain distribution shall be made in any of the Funds until the respective capital loss carryforward has been fully utilized or expires.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

  Pursuant to an Investment Advisory Contract with the Money Market Fund, Barclays Global Fund Advisers ("BGFA") is entitled to receive a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund as compensation for its advisory services. BGFA is an indirect subsidiary of Barclays Bank PLC.

  Pursuant to a Sub-Advisory Contract with the Money Market Fund and BGFA, Wells Fargo Bank, N.A. ("WFB") is responsible for the day-to-day portfolio management of the Money Market Fund. WFB is entitled to receive from BGFA an amount equal to 0.05% of the average daily net assets of the Money Market Fund as compensation for its sub-advisory services.

  Investors Bank & Trust Company ("IBT") serves as the Custodian and Sub-Administrator of the Funds. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from BGI for its services as Sub-Administrator of the Funds.

  Stephens Inc. ("Stephens"), is the Funds' co-administrator and distributor.

  The Company has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Funds, such as managing and coordinating third-party service relationships. This fee is an "all-in" or "semi-unified" fee and BGI and Stephens, in consideration thereof, have agreed to bear all of the Funds' ordinary operating expenses, excluding, generally, advisory fees and costs related to securities transactions. BGI and Stephens may delegate certain of their administration duties to sub-administrators.

MASTERWORKS FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)


  Under these arrangements, BGI and Stephens are entitled to receive for these administration services a combined fee (expressed as a percentage of average daily net assets) from each Fund as follows:

     Asset Allocation Fund          0.40%
     Bond Index Fund                0.15%
     Growth Stock Fund              0.18%
     LifePath 2000 Fund             0.40%
     LifePath 2010 Fund             0.40%
     LifePath 2020 Fund             0.40%
     LifePath 2030 Fund             0.40%
     LifePath 2040 Fund             0.40%
     Money Market Fund              0.10%
     S&P 500 Stock Fund             0.15%
     Short-Intermediate Term Fund   0.18%
     U.S. Treasury Allocation Fund  0.40%

  The Company has entered into separate contracts on behalf of the Funds with WFB, whereby WFB has agreed to provide transfer and dividend disbursing agency services and shareholder services to the Funds. WFB is compensated for transfer and dividend disbursing agency services at an annual rate of 0.03% of the average daily net assets for the Bond Index, Growth Stock, S&P 500 Stock and Short-Intermediate Term Funds, 0.10% of the average daily net assets of the Asset Allocation, LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040 and U.S. Treasury Allocation Funds and 0.05% of the average daily net assets of the Money Market Fund. WFB is compensated for shareholder servicing based on an annual rate of 0.20% for the Asset Allocation, LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040 and U.S. Treasury Allocation Funds, 0.10% for the Growth Stock, Money Market and Short-Intermediate Term Funds and 0.07% for the Bond Index and S&P 500 Stock Funds, based on the average daily net assets of each of these Funds. Under the administrative services arrangements, BGI and Stephens will compensate WFB for expenses related to transfer and dividend disbursing agency services and shareholder servicing.

  Certain fees have been waived by BGI for the Growth Stock Fund for the six months ended August 31, 1998. Waived fees continue at the discretion of BGI.

MASTERWORKS FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)


  Certain officers and directors of the Company are also officers of Stephens. As of August 31, 1998, Stephens owned less than 1% of the outstanding shares of each Fund.

3. CAPITAL SHARES TRANSACTIONS

  As of August 31, 1998, there were 12.1 billion shares of $.001 par value capital stock authorized by the Company. As of August 31, 1998, each Fund, except the Money Market, S&P 500 Stock, Short-Intermediate Term and U.S. Treasury Allocation Funds, was authorized to issue 100 million shares of $.001 par value capital stock. The Money Market Fund was authorized to issue 3 billion shares. The S&P 500 Stock, Short-Intermediate Term and U.S. Treasury Allocation Funds were each authorized to issue 300 million shares. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

4. PORTFOLIO SECURITIES LOANED

  As of August 31, 1998, certain Master Portfolios had loaned securities which were collateralized by cash, money market mutual funds and repurchase agreements. Each Master Portfolio receives transaction fees for providing services in connection with the securities lending program. The value of the securities on loan and the value of the related collateral are disclosed in the corresponding Master Portfolio financial statements.

5. SUBSEQUENT EVENTS

  On August 14, 1998, shareholders of the Money Market Fund approved the conversion of the Fund to a Master-feeder structure. On or about September 1, 1998, the Fund will invest all of its assets in the Money Market Master Portfolio of MIP. The Master Portfolio will be advised by BGI and will not retain a subadvisor. The overall fees charged to the Fund will not increase as a result of the conversion.

    MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                        SHARES VALUE


COMMON STOCKS-72.08%
ADVERTISING-0.07%
Omnicom Group                         7,684 $  365,923
                                            ----------
             TOTAL ADVERTISING
                       - VALUE              $  365,923
                       -  COST              $  311,322
AEROSPACE & DEFENSE-1.06%
Allied Signal Inc                    25,984 $  891,576
Boeing Co                            46,536  1,439,708
Briggs & Stratton Corp                1,115     41,046
General Dynamics Corp                 5,849    278,193
Lockheed Martin Corp                  8,977    784,926
Northrop Grumman Corp                 3,145    199,314
Rockwell International Corp           9,015    326,794
Textron Inc                           7,515    471,566
United Technologies Corp             10,554    765,825
                                            ----------
     TOTAL AEROSPACE & DEFENSE
                       - VALUE              $5,198,948
                       -  COST              $6,021,870
AIRLINES-0.35%
AMR Corp                              8,435 $  459,708
Delta Air Lines Inc                   3,529    359,958
FDX Corp+                             6,775    339,173
Southwest Airlines Co                15,473    275,604
USAirways Group Inc+                  4,660    271,445
                                            ----------
                TOTAL AIRLINES
                       - VALUE              $1,705,888
                       -  COST              $1,619,487
APPAREL-0.19%
Fruit of the Loom Inc Class A+        3,304 $   74,134
Liz Claiborne Inc                     3,060     87,210
Nike Inc Class B                     13,247    459,505
Reebok International Ltd+             2,699     43,690
Russell Corp                          1,642     51,928
VF Corp                               5,592    211,797
                                            ----------
                 TOTAL APPAREL
                       - VALUE              $  928,264
                       -  COST              $1,193,222

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                      SHARES    VALUE

COMMON STOCKS (CONTINUED)
AUTO PARTS & EQUIPMENT-0.51%
Cooper Tire & Rubber Co             3,686 $     58,976
Dana Corp                           7,566      296,484
Deluxe Corp                         3,745      108,605
Eaton Corp                          3,295      192,963
Genuine Parts Co                    8,289      259,549
Goodyear Tire & Rubber Co           7,220      353,780
Illinois Tool Works Inc            11,506      557,322
ITT Industries Inc                  5,464      164,603
Navistar International Corp+        3,168       66,528
PACCAR Inc                          3,596      147,436
The Pep Boys--Manny Moe & Jack      2,971       43,637
TRW Inc                             5,663      242,801
                                          ------------
     TOTAL AUTO PARTS & EQUIPMENT
                          - VALUE         $  2,492,684
                          -  COST         $  2,748,253
AUTOMOBILES-1.14%
Chrysler Corp                      29,744 $  1,327,326
Ford Motor Co                      55,811    2,455,684
General Motors Corp Class A        30,752    1,775,928
                                          ------------
                TOTAL AUTOMOBILES
                          - VALUE         $  5,558,938
                          -  COST         $  4,608,580
BANK & FINANCE-8.42%
Ahmanson (H F) & Co                 5,036 $    268,482
American Express Corp              21,232    1,656,096
Associates First Capital Corp      15,912      940,797
Banc One Corp                      32,356    1,229,528
Bank of New York Inc               34,622      837,420
BankAmerica Corp                   31,452    2,014,894
BankBoston Corp                    13,539      483,173
Bankers Trust Corp                  4,487      333,440
BB&T Corp                          12,980      365,874
Bear Stearns Co Inc                 5,273      194,771
Capital One Financial Corp          2,994      261,975
Chase Manhattan                    39,263    2,080,939
Citicorp                           20,752    2,243,810
Comerica Inc                        7,241      378,342
Countrywide Credit Industries Inc   5,013      187,674
Equifax Inc                         6,840      243,675

    MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                    SHARES    VALUE

COMMON STOCKS (CONTINUED)
Federal Home Loan Mortgage Corp  31,205 $  1,232,598
Federal National Mortgage Assoc  47,702    2,710,070
Fifth Third Bancorp              12,121      644,686
First Chicago NBD Corp           13,186      835,663
First Union Corp                 44,640    2,165,040
Fleet Financial Group Inc        13,063      856,443
Franklin Resources Inc           11,696      377,196
Golden West Financial             2,634      200,513
Household International Inc      22,524      831,980
Huntington Bancshares Inc         9,774      222,359
Keycorp                          20,265      516,758
Lehman Brothers Holdings          5,478      215,696
MBNA Corp                        23,044      541,534
Mellon Bank Corp                 11,949      621,348
Mercantile Bancorp                7,013      308,134
Merrill Lynch & Co Inc           15,907    1,049,862
MGIC Investment Corp              5,218      216,547
Morgan (J P) & Co Inc             8,211      763,623
Morgan Stanley Dean Witter       27,591    1,602,002
National City Corp               15,083      886,126
NationsBank Corp                 44,060    2,511,420
Northern Trust Corp               5,175      288,506
Norwest Corp                     34,829    1,036,163
PNC Bank Corp                    13,859      595,937
Regions Financial Corp            7,942      274,992
Republic New York Corp            5,000      206,250
Ryder System Inc                  3,395       79,995
Schwab (Charles) Corp            12,310      367,761
SLM Holding Corp                  7,827      280,794
State Street Boston Corp          7,403      385,419
Summit Bancorp                    8,160      278,460
SunTrust Banks Inc                9,740      545,440
Synovus Financial Corp           12,135      220,705
U.S. Bancorp                     34,170    1,166,051
Wachovia Corp                     9,484      695,296
Washington Mutual Inc            17,856      571,392
Wells Fargo & Co                  3,934    1,108,896
                                        ------------
           TOTAL BANK & FINANCE
                        - VALUE         $ 41,132,545
                        -  COST         $ 40,975,503

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                         SHARES    VALUE

COMMON STOCKS (CONTINUED)
BASIC INDUSTRIES-0.91%
ASARCO Inc                             1,896 $     30,218
Avery-Dennison Corp                    5,393      289,537
Baker Hughes Inc                      14,590      266,268
Bemis Co                               2,507       89,939
Boise Cascade Corp                     2,633       64,344
Champion International Corp            4,389      144,837
Cyprus Amax Minerals                   4,313       39,626
Dover Corp                            10,245      279,176
Fort James Corp                       10,121      294,774
Georgia-Pacific Corp                   4,205      180,289
Harnischfeger Industries Inc           2,210       35,498
Homestake Mining Co                    9,847       87,392
Ikon Office Solutions Inc              6,362       35,389
Inco Ltd                               7,690       64,404
Louisiana-Pacific Corp                 5,067       95,640
Mead Corp                              4,806      131,564
Minnesota Mining & Manufacturing Co   18,591    1,273,484
NACCO Industries Inc Class A             421       40,100
Newmont Mining Corp                    7,251       99,248
Potlatch Corp                          1,339       44,020
Sealed Air Corp+                       3,823      137,628
Stone Container Corp+                  4,764       49,724
Union Camp Corp                        3,116      115,487
Westvaco Corp                          4,754       99,834
Weyerhauser Co                         9,179      344,786
Willamette Industries Inc              5,133      126,400
                                             ------------
             TOTAL BASIC INDUSTRIES
                            - VALUE          $  4,459,606
                            -  COST          $  6,087,943
BEVERAGES-2.23%
Anheuser-Busch Inc                    22,355 $  1,031,124
Coca-Cola Co                         113,689    7,403,996
Coors (Adolph) Co Class B              1,635       67,444
Pepsico Inc                           68,607    1,899,556
Seagrams Co Ltd                       15,927      491,746
                                             ------------
                    TOTAL BEVERAGES
                            - VALUE          $ 10,893,866
                            -  COST          $ 10,584,192

    MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                         SHARES    VALUE

COMMON STOCKS (CONTINUED)
BROADCASTING-0.75%
Clear Channel Communications Inc      11,380 $    512,100
Kingworld Productions                  3,421       71,841
MediaOne Group Inc+                   28,052    1,150,132
Tele-Communications Inc Class A+      23,325      769,725
Tribune Co                             5,604      361,108
Viacom Inc Class B+                   16,457      816,679
                                             ------------
                 TOTAL BROADCASTING
                            - VALUE          $  3,681,585
                            -  COST          $  2,662,203
BUILDING MATERIALS & SERVICES-0.30%
Cooper Industries Inc                  5,520 $    234,945
Corning Inc                           10,742      264,522
Owens Corning Fiberglass Corp          2,440       85,553
Owens Illinois Inc+                    7,149      222,959
PPG Industries Inc                     8,124      412,801
Snap-On Inc                            2,699       70,849
Stanley Works                          4,062      159,941
                                             ------------
TOTAL BUILDING MATERIALS & SERVICES
                            - VALUE          $  1,451,570
                            -  COST          $  1,762,927
BUSINESS SERVICES-0.38%
Cendant Corp+                         39,250 $    453,828
Dun & Bradstreet Corp                  7,902      185,697
Ecolab Inc                             5,909      164,344
Waste Management Inc+                 24,012    1,059,529
                                             ------------
            TOTAL BUSINESS SERVICES
                            - VALUE          $  1,863,398
                            -  COST          $  2,561,977
CHEMICALS-1.68%
Air Products & Chemicals Inc          10,776 $    329,342
Clorox Co                              4,737      456,824
Dow Chemical Co                       10,337      806,286
Du Pont (E I) De Nemours              51,967    2,997,846
Eastman Chemical Co                    3,674      189,441
FMC Corp+                              1,560       80,730
Goodrich (B F) Co                      3,366       91,092
Grace (W R) Co+                        3,537       45,539

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                           SHARES    VALUE

COMMON STOCKS (CONTINUED)
Great Lakes Chemical Corp                2,771 $    108,415
Hercules Inc                             4,425      113,114
International Flavor & Fragrances        4,934      191,193
Monsanto Co                             27,554    1,506,859
Morton International Inc                 5,995      133,389
Nalco Chemical Co                        3,031       87,710
Praxair Inc                              7,263      260,560
Rohm & Haas Co                           2,790      240,812
Rubbermaid Inc                           6,919      176,002
Sigma-Aldrich Corp                       4,678      129,815
Union Carbide Corp                       6,276      252,217
                                               ------------
                      TOTAL CHEMICALS
                              - VALUE          $  8,197,186
                              -  COST          $  8,109,043
COMPUTER SOFTWARE-3.63%
3Com Corp+                              16,374 $    387,859
Adobe Systems Inc                        3,008       78,960
Autodesk Inc                             2,188       51,145
Automatic Data Processing               13,863      883,766
Bay Networks Inc+                       10,247      307,410
Ceridian Corp+                           3,377      163,785
Computer Associates International Inc   25,139      678,753
Computer Sciences Corp                   7,202      407,363
Electronic Data Systems Corp            22,606      757,301
First Data Corp                         20,544      425,004
HBO & Co                                19,735      419,369
IMS Health Inc                           7,454      409,970
Microsoft Corp                         113,477   10,886,700
Novell Inc+                             16,232      154,204
Oracle Systems Corp+                    44,795      893,100
Parametric Technology Corp              12,209      125,142
Sun Microsystems Inc+                   17,491      693,081
                                               ------------
              TOTAL COMPUTER SOFTWARE
                              - VALUE          $ 17,722,912
                              -  COST          $ 14,643,661
COMPUTER SYSTEMS-3.78%
Apple Computer Inc+                      6,171 $    192,458
Cabletron Systems Inc+                   7,300       51,100
Cisco Systems Inc                       47,071    3,853,938

    MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                         SHARES    VALUE

COMMON STOCKS (CONTINUED)
Compaq Computer Corp                  76,128 $  2,126,826
Data General Corp+                     2,319       17,393
Dell Computer Corp                    29,695    2,969,500
EMC Corp                              22,877    1,033,754
Gateway 2000 Inc+                      7,149      338,237
Harris Corp                            3,667      116,886
Hewlett-Packard Co                    47,693    2,316,091
International Business Machine Corp   43,452    4,893,782
Seagate Technology Inc+               11,213      196,228
Shared Medical System Corp             1,225       65,384
Silicon Graphics Inc+                  8,717       78,998
Unisys Corp+                          11,612      208,290
Unova Inc+                                67        1,068
                                             ------------
             TOTAL COMPUTER SYSTEMS
                            - VALUE          $ 18,459,933
                            -  COST          $ 14,094,494
CONTAINER & PACKAGING-0.24%
Ball Corp                              1,403 $     52,437
Crown Cork & Seal Co                   5,744      188,116
International Paper Co                14,173      524,401
Temple-Inland Inc                      2,624      117,588
Tenneco Inc                            7,794      246,972
Tupperware Corp                        2,940       55,493
                                             ------------
        TOTAL CONTAINER & PACKAGING
                            - VALUE          $  1,185,007
                            -  COST          $  1,561,668
ELECTRICAL EQUIPMENT-2.88%
Aeroquip-Vickers Inc                   1,286 $     51,842
General Electric Co                  149,979   11,998,320
Grainger (W W) Inc                     4,476      175,403
Masco Corp                            15,622      359,306
Motorola Inc                          27,557    1,186,673
National Service Industries Inc        1,919       71,483
Raychem Corp                           3,893      112,897
Thomas & Betts Corp                    2,555       87,030
                                             ------------
         TOTAL ELECTRICAL EQUIPMENT
                            - VALUE          $ 14,042,954
                            -  COST          $ 11,954,283

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                 SHARES    VALUE

COMMON STOCKS (CONTINUED)
ELECTRONICS-2.74%
Advanced Micro Devices+        6,633 $     87,473
AMP Inc                       10,087      359,980
Applied Materials Inc         16,906      415,254
CBS Corp                      33,061      859,586
EG&G Inc                       2,082       48,797
Emerson Electric Co           20,337    1,159,209
General Instrument Corp+       6,899      137,118
General Signal Corp            2,051       75,374
Honeywell Inc                  5,832      364,500
Intel Corp                    78,111    5,560,527
Johnson Controls Inc           3,853      164,957
KLA Instruments Corp+          3,988       84,745
LSI Logic Corp+                6,548       80,213
Micron Technology Inc+         9,769      222,245
National Semiconductor+        7,556       68,949
Perkin-Elmer Corp              2,306      133,460
Pitney Bowes Inc              12,579      624,233
Raytheon Co Class B           15,645      713,803
Tektronix Inc                  2,339       35,524
Texas Instruments Inc         18,020      859,329
Xerox Corp                    15,149    1,330,272
                                     ------------
          TOTAL ELECTRONICS
                    - VALUE          $ 13,385,548
                    -  COST          $ 12,924,460
ENERGY & RELATED-5.48%
Amerada Hess Corp              4,186 $    205,637
Amoco Corp                    44,135    1,999,867
Anadarko Petroleum Corp        5,523      158,786
Apache Corp                    4,546      103,990
Ashland Inc                    3,471      158,147
Atlantic Richfield Corp       14,727      854,166
Burlington Resources Inc       8,165      241,378
Chevron Corp                  30,112    2,230,170
Coastal Corp                   9,786      254,436
Columbia Gas System Inc        3,782      188,130
Consolidated Natural Gas Co    4,390      192,337
Dresser Industries Inc         8,101      207,082
Eastern Enterprises              914       36,160
Enron Corp                    15,155      641,246

    MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                      SHARES    VALUE

COMMON STOCKS (CONTINUED)
Exxon Corp                        112,667 $  7,372,647
Halliburton Co                     12,072      320,663
Helmerich & Payne Inc               2,334       37,928
Kerr-McGee Corp                     2,165       83,623
Mobil Corp                         35,971    2,486,495
NICOR Inc                           2,213       85,892
Occidental Petroleum Corp          16,957      313,705
ONEOK Inc                           1,476       44,372
Oryx Energy Co+                     4,922       61,217
Pennzoil Co                         2,220       79,365
Peoples Energy Corp                 1,603       53,099
Phillips Petroleum Co              12,068      492,525
Rowan Co Inc+                       4,136       38,258
Royal Dutch Petroleum Corp         98,678    3,922,451
Schlumberger Ltd                   22,983    1,006,943
Sonat Offshore Drilling Co          5,028      136,070
Sun Co Inc                          4,271      141,210
Texaco Inc                         24,890    1,382,951
Union Pacific Resources Group      11,533       98,751
Unocal Corp                        11,160      349,448
USX-Marathon Group                 13,297      345,722
Williams Co Inc                    19,574      450,202
                                          ------------
          TOTAL ENERGY & RELATED
                         - VALUE          $ 26,775,069
                         -  COST          $ 27,691,295
ENGINEERING & CONSTRUCTION-0.11%
Armstrong World Industries Inc      1,857 $     89,136
Centex Corp                         2,728       96,503
Fleetwood Enterprises Inc           1,702       56,911
Fluor Corp                          3,759      148,715
Foster Wheeler Corp                 1,925       23,702
Kaufman & Broad Home Corp           1,814       38,774
Pulte Corp                          1,920       55,440
                                          ------------
TOTAL ENGINEERING & CONSTRUCTION
                         - VALUE          $    509,181
                          - COST          $    580,991
ENTERTAINMENT & LEISURE-1.17%
Brunswick Corp                      4,574 $     68,324
Disney (Walt) Co                   94,215    2,585,024

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                       SHARES    VALUE

COMMON STOCKS (CONTINUED)
Harrah's Entertainment Inc+          4,737 $     68,390
Hasbro Inc                           6,080      190,380
Mattel Inc                          13,538      438,293
Mirage Resorts Inc+                  8,331      123,924
Polaroid Corp                        2,027       57,009
Time Warner Inc                     27,176    2,184,271
                                           ------------
    TOTAL ENTERTAINMENT & LEISURE
                          - VALUE          $  5,715,615
                          -  COST          $  5,255,005
ENVIRONMENTAL CONTROL-0.06%
Browning-Ferris Industries Inc       8,496 $    276,120
                                           ------------
      TOTAL ENVIRONMENTAL CONTROL
                          - VALUE          $    276,120
                           - COST          $    286,515
FOOD & RELATED-2.93%
Albertson's Inc                     11,328 $    572,772
American Stores Co                  12,606      365,574
Archer-Daniels-Midland Co           27,577      413,651
Bestfoods                           13,254      665,185
Brown-Forman Corp Class B            3,209      192,540
Campbell Soup Co                    20,892    1,052,435
ConAgra Inc                         22,100      546,975
Darden Restaurants Inc               6,677      103,494
General Mills Inc                    7,333      479,853
Great Atlantic & Pacific Tea Co      1,757       41,839
Heinz (H J) Co                      16,887      900,288
Hershey Foods Corp                   6,599      461,930
Kellogg Co                          18,841      574,651
Kroger Co+                          11,778      530,010
McDonald's Corp                     31,643    1,773,986
Pioneer Hi Bred International Inc   11,245      379,519
Quaker Oats Co                       6,342      336,919
Ralston-Purina Group                14,559      383,084
Sara Lee Corp                       21,467      971,382
Super Value Inc                      5,516      112,044
Sysco Corp                          15,542      313,754
Tricon Global Restaurants+           7,055      261,476
Unilever NV (Netherlands)           29,424    1,864,746
UST Inc                              8,569      223,865

    MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                       SHARES    VALUE

COMMON STOCKS (CONTINUED)
Wendy's International Inc            6,120 $    122,783
Winn-Dixie Stores Inc                6,889      256,615
Wrigley (W M) Jr Co                  5,330      413,075
                                           ------------
             TOTAL FOOD & RELATED
                          - VALUE          $ 14,314,445
                           - COST          $ 13,120,093
FURNITURE & APPLIANCES-0.07%
Maytag Corp                          4,275 $    184,359
Whirlpool Corp                       3,510      174,184
                                           ------------
     TOTAL FURNITURE & APPLIANCES
                          - VALUE          $    358,543
                           - COST          $    323,106
HEALTHCARE-0.27%
Cardinal Health Inc                  6,172 $    540,050
Healthsouth Corp+                   18,652      353,222
St Jude Medical Inc+                 3,873       85,448
United Healthcare Corp               8,913      321,982
                                           ------------
                 TOTAL HEALTHCARE
                          - VALUE          $  1,300,702
                           - COST          $  1,535,593
HOSPITAL & MEDICAL SUPPLIES-1.87%
Bard (C R) Inc                       2,641 $     86,493
Bausch & Lomb Inc                    2,522      106,712
Baxter International Inc            12,938      688,949
Becton Dickinson & Co               11,354      378,230
Biomet Inc                           5,191      139,508
Boston Scientific Corp+              8,925      618,056
Columbia/HCA Healthcare Corp        29,651      669,001
Guidant Corp                         6,905      426,384
Johnson & Johnson                   61,896    4,270,824
Mallinckrodt Group Inc               3,355       76,746
Manor Care Inc                       2,902       69,648
Medtronic Inc                       21,628    1,111,139
Tenet Healthcare Corp+              14,168      365,712
United States Surgical               3,483      139,102
                                           ------------
TOTAL HOSPITAL & MEDICAL SUPPLIES
                          - VALUE          $  9,146,504
                           - COST          $  8,281,540

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                       SHARES    VALUE

COMMON STOCKS (CONTINUED)
HOUSEHOLD PRODUCTS-1.89%
Alberto-Culver Co Class B            2,644 $     52,880
Avon Products Inc                    6,110      384,166
Colgate-Palmolive Co                13,679      986,598
Gillette Co                         51,753    2,128,342
Kimberly-Clark Corp                 25,623      976,877
Procter & Gamble Co                 61,730    4,722,345
                                           ------------
         TOTAL HOUSEHOLD PRODUCTS
                          - VALUE          $  9,251,208
                           - COST          $  8,844,787
INSURANCE-3.47%
Aetna Inc                            6,710 $    403,858
Allstate Corp                       38,618    1,448,175
American General Corp               11,667      749,605
American International Group Inc    48,299    3,734,078
Aon Corp                             7,806      488,363
Chubb Corp                           7,774      485,875
CIGNA Corp                           9,878      574,776
Cincinnati Financial Corp            7,720      259,585
Conseco Inc                         14,043      387,938
General Re Corp                      3,560      738,700
Hartford Financial Services Group   10,859      485,940
Humana Inc+                          7,727      100,451
Jefferson-Pilot Corp                 4,850      275,238
Lincoln National Corp                4,670      401,620
Loews Corp                           5,260      443,813
Marsh & McLennan Companies Inc      11,831      573,804
MBIA Inc                             4,541      254,864
Progressive Corp Ohio                3,297      321,251
Provident Co Inc                     5,736      206,496
Providian Financial Corp             4,366      280,243
SAFECO Corp                          6,491      263,697
St Paul Co                          10,769      329,128
Sunamerica Inc                       9,036      559,667
Torchmark Corp                       6,505      232,554
Transamerica Corp                    2,930      300,508
Travelers Inc                       52,966    2,350,366
UNUM Corp                            6,390      281,160
                                           ------------
                  TOTAL INSURANCE
                          - VALUE          $ 16,931,753
                          -  COST          $ 15,792,064

    MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                 SHARES    VALUE

COMMON STOCKS (CONTINUED)
LODGING-0.12%
Hilton Hotels Corp            11,430 $    237,173
Marriott International        11,782      330,632
                                     ------------
              TOTAL LODGING
                    - VALUE          $    567,805
                    -  COST          $    624,359
MACHINERY-0.45%
Black & Decker Corp            4,322 $    179,903
Case Corp                      3,415       92,205
Caterpillar Inc               16,878      712,041
Cincinnati Milacron Inc        1,868       36,193
Cummins Engine Co Inc          1,736       70,634
Deere & Co                    11,464      377,596
Ingersoll-Rand Co              7,651      304,127
McDermott International Inc    2,723       54,630
Pall Corp                      5,737      117,609
Parker Hannifin Corp           5,110      148,190
Thermo Electron Corp+          7,224      117,390
            TOTAL MACHINERY
                    - VALUE          $  2,210,518
                    -  COST          $  2,780,761
MANUFACTURING-0.31%
Tyco International Ltd        26,839 $  1,489,565
                                     ------------
        TOTAL MANUFACTURING
                    - VALUE          $  1,489,565
                    -  COST          $  1,150,349
METAL FABRICATORS-0.45%
Alcan Aluminum Ltd            10,492 $    199,348
Allegheny Teledyne Inc         9,101      137,084
Aluminum Co of America         8,614      515,763
Armco Inc+                     5,113       21,091
Barrick Gold Corp             17,255      224,315
Battle Mountain Gold Co       10,618       32,518
Bethlehem Steel Corp+          5,457       39,222
Crane Co                       2,100       84,525
Engelhard Corp                 6,709      123,278
Freeport McMoRan Inc           8,475       98,522
Nucor Corp                     4,033      144,936
Phelps Dodge Corp              2,717      121,586

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                     SHARES    VALUE

COMMON STOCKS (CONTINUED)
Placer Dome Inc                   11,580 $     93,364
Reynolds Metals Co                 3,334      159,824
Timken Co                          2,897       52,689
USX-U.S. Steel Group               4,037       84,525
Worthington Industries Inc         4,463       58,019
                                         ------------
        TOTAL METAL FABRICATORS
                        - VALUE          $  2,190,609
                        -  COST          $  3,227,318
PHARMACEUTICALS-6.75%
Abbott Laboratories               71,045 $  2,735,233
Allergan Inc                       3,002      141,845
ALZA Corp                          3,977      143,172
American Home Products Corp       60,410    3,028,051
Amgen Inc+                        11,734      714,307
Bristol-Myers Squibb Co           45,836    4,486,199
Lilly (Eli) & Co                  50,953    3,337,422
Merck & Co Inc                    55,070    6,384,678
Millipore Corp                     2,057       44,611
Pfizer Inc                        60,125    5,591,625
Pharmacia and Upjohn Inc          23,349      970,443
Schering-Plough Corp              33,797    2,906,542
Warner Lambert Co                 37,748    2,463,057
                                         ------------
          TOTAL PHARMACEUTICALS
                        - VALUE          $ 32,947,185
                        -  COST          $ 24,546,710
PUBLISHING-0.71%
American Greetings Corp Class A    3,361 $    126,825
Comcast Corp Class A              17,027      636,384
Donnelley (R R) & Sons Co          6,515      236,169
Dow Jones & Co Inc                 4,336      215,987
Gannett Co Inc                    13,086      772,074
Interpublic Group Co Inc           6,242      355,794
Knight-Ridder Inc                  3,622      172,498
McGraw-Hill Inc                    4,589      349,911
Meredith Corp                      2,399       80,516
Moore Corp Ltd                     4,122       39,417

    MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                      SHARES    VALUE

COMMON STOCKS (CONTINUED)
New York Times Co Class A           8,846 $    256,534
Times Mirror Co Class A             4,115      235,327
                                          ------------
                TOTAL PUBLISHING
                         - VALUE          $  3,477,436
                         -  COST          $  2,917,572
RETAIL & RELATED-4.23%
AutoZone Inc+                       7,016 $    181,978
Circuit City Stores Inc             4,580      141,408
Consolidated Stores Corp+           4,947      155,831
Costco Co Inc+                      9,948      468,178
CVS Corp                           17,681      643,146
Dayton-Hudson Corp                 20,096      723,456
Dillards Inc Class A                4,988      144,029
Dollar General Corp                 6,596      177,268
Eastman Kodak Co                   14,907    1,164,609
Federated Department Stores Inc+    9,673      421,380
Fred Myer Inc                       7,005      275,384
Gap Inc                            18,134      925,967
Harcourt General Inc                3,223      156,517
Home Depot Inc                     67,645    2,604,333
Jostens Inc                         1,691       33,609
K Mart Corp+                       22,515      287,066
Kohls Corp                          7,299      331,648
Limited Inc                        10,468      218,520
Longs Drug Stores Corp              1,793       61,186
Lowe's Co Inc                      16,060      563,104
May Department Stores Co           10,605      596,531
Newell Co                           7,347      350,819
Nordstrom Inc                       7,042      210,820
Penney (J C) Co Inc                11,518      570,861
Rite Aid Corp                      11,885      430,088
Sears Roebuck & Co                 18,021      818,829
Sherwin Williams Co                 8,007      191,167
Tandy Corp                          4,663      254,425
TJX Companies Inc                  14,680      327,548
Toys R Us Inc+                     12,842      238,380
Venator Group Inc+                  6,313       57,212

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                     SHARES    VALUE

COMMON STOCKS (CONTINUED)
Walgreen Co                       22,834 $    879,109
WalMart Stores Inc               103,414    6,075,573
                                         ------------
         TOTAL RETAIL & RELATED
                        - VALUE          $ 20,679,979
                        -  COST          $ 16,082,992
SERVICES-0.20%
Block (H R) Inc                    4,822 $    188,661
Public Service Enterprise Group   10,663      390,532
Service Corp International        11,754      398,167
                                         ------------
                 TOTAL SERVICES
                        - VALUE          $    977,360
                        -  COST          $    856,466
TELECOMMUNICATIONS-6.79%
Airtouch Communications+          26,317 $  1,480,331
Alltel Corp                       12,606      568,846
Ameritech Corp                    50,673    2,387,965
Andrew Corp+                       4,074       60,346
Ascend Communications Inc+         8,922      312,270
AT & T Corp                       83,382    4,179,523
Bell Atlantic Corp                71,479    3,154,011
BellSouth Corp                    45,563    3,123,913
Frontier Corp                      7,784      236,439
GTE Corp                          44,289    2,214,450
Lucent Technologies Inc           60,389    4,280,070
MCI Communications Corp           33,399    1,669,950
NEXTEL Communications Class A+    12,454      224,950
Northern Telecom Ltd              23,965    1,144,329
SBC Communication Inc             84,669    3,217,422
Scientific-Atlanta Inc             3,673       64,966
Sprint Corp                       19,777    1,326,295
Tellabs Inc+                       8,425      355,956
U.S. West Inc                     23,053    1,198,756
WorldCom Inc+                     47,555    1,946,783
                                         ------------
       TOTAL TELECOMMUNICATIONS
                        - VALUE          $ 33,147,571
                        -  COST          $ 26,893,561

    MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                    SHARES    VALUE

COMMON STOCKS (CONTINUED)
TEXTILES-0.01%
Springs Industries Inc Class A      921 $     30,451
                                        ------------
                TOTAL TEXTILES
                       - VALUE          $     30,451
                       -  COST          $     44,184
TOBACCO-1.00%
Fortune Brands Inc                7,933 $    218,653
Philip Morris Co Inc            111,816    4,647,353
                                        ------------
                 TOTAL TOBACCO
                       - VALUE          $  4,866,006
                       -  COST          $  4,602,576
TRANSPORTATION-0.44%
Burlington Northern Santa Fe      7,207 $    670,701
CSX Corp                         10,057      379,652
Laidlaw Inc Class B              15,316      132,101
Norfolk Southern Corp            17,409      490,716
Union Pacific Corp               11,438      455,375
                                        ------------
          TOTAL TRANSPORTATION
                       - VALUE          $  2,128,545
                       -  COST          $  2,602,153
UTILITIES-2.04%
Ameren Corp                       6,282 $    248,532
American Electric Power Inc       8,723      394,716
Baltimore Gas & Electric Co       6,860      211,374
Carolina Power & Light Co         6,952      299,371
Central & South West Corp         9,814      256,391
Cinergy Corp                      7,315      254,196
Consolidated Edison Inc          10,872      514,382
Dominion Resources Inc            9,010      375,604
DTE Energy Co                     6,659      280,510
Duke Power Co                    16,610    1,036,049
Edison International             16,710      475,191
Entergy Corp                     11,370      327,598
FirstEnergy Corp                 10,617      306,566
FPL Group Inc                     8,335      554,798
GPU Inc                           5,931      222,783
Houston Industries Inc           13,455      387,672
Niagara Mohawk Power Corp+        8,680      134,540
Northern States Power Co          6,966      184,599

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME               SHARES    VALUE

COMMON STOCKS (CONTINUED)
Pacificorp                  13,767 $    310,618
PECO Energy Co              10,270      351,748
PG & E Corp                 17,542      563,537
PP & L Resources Inc         7,705      181,549
Sempra Energy+              11,035      280,704
Southern Co                 32,149      904,191
Texas Utilities Co          12,916      548,930
Unicom Corp                 10,036      357,533
                                   ------------
          TOTAL UTILITIES
                  - VALUE          $  9,963,682
                  -  COST          $  8,580,920
      TOTAL COMMON STOCKS
                  - VALUE          $351,982,607
                  -  COST          $321,045,998

    MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY                             INTEREST  MATURITY PRINCIPAL/
NAME                                   RATE      DATE     SHARES      VALUE
U.S. TREASURY SECURITIES-22.32%
U.S. TREASURY BONDS-22.32%
U.S. Treasury Bonds                      9.00% 11/15/18 $1,100,000 $  1,574,719
U.S. Treasury Bonds                      8.88  02/15/19  6,550,000    9,290,769
U.S. Treasury Bonds                      8.75  05/15/20  2,350,000    3,324,517
U.S. Treasury Bonds                      8.75  08/15/20  5,775,000    8,184,261
U.S. Treasury Bonds                      8.50  02/15/20  1,300,000    1,796,032
U.S. Treasury Bonds                      8.13  08/15/19  5,650,000    7,516,268
U.S. Treasury Bonds                      8.13  05/15/21  3,300,000    4,431,283
U.S. Treasury Bonds                      8.13  08/15/21  3,250,000    4,371,250
U.S. Treasury Bonds                      8.00  11/15/21  7,950,000   10,580,957
U.S. Treasury Bonds                      7.88  02/15/21  3,300,000    4,319,908
U.S. Treasury Bonds                      7.63  11/15/22  2,175,000    2,801,672
U.S. Treasury Bonds                      7.63  02/15/25  3,000,000    3,908,439
U.S. Treasury Bonds                      7.50  11/15/24  3,200,000    4,109,002
U.S. Treasury Bonds                      7.25  08/15/22  2,200,000    2,721,125
U.S. Treasury Bonds                      7.13  02/15/23  3,720,000    4,551,189
U.S. Treasury Bonds                      6.88  08/15/25  2,200,000    2,640,689
U.S. Treasury Bonds                      6.75  08/15/26  2,950,000    3,501,281
U.S. Treasury Bonds                      6.63  02/15/27  2,450,000    2,871,861
U.S. Treasury Bonds                      6.50  11/15/26  3,300,000    3,802,220
U.S. Treasury Bonds                      6.38  08/15/27  3,100,000    3,530,125
U.S. Treasury Bonds                      6.25  08/15/23  6,825,000    7,560,824
U.S. Treasury Bonds                      6.13  11/15/27  5,900,000    6,541,625
U.S. Treasury Bonds                      6.00  02/15/26  2,775,000    2,998,734
U.S. Treasury Bonds                      5.50  08/15/28  2,000,000    2,060,000
                                                                   ------------
                                                                    108,988,750
              TOTAL U.S. TREASURY SECURITIES
                                      - VALUE                      $108,988,750
                                      -  COST                      $ 95,851,172
SHORT TERM INSTRUMENTS-16.28%
CASH EQUIVALENTS-6.10%
Dreyfus Institutional Money Market
 Fund++                                                     92,916 $  1,092,916
Janus Institutional Money Market
 Fund++                                                  4,700,000    4,700,000
Merrimac Cash Fund--Premium Class++                     25,000,000   24,000,000
                                                                   ------------
                                                                     29,792,916

MASTER INVESTMENT PORTFOLIO--ASSET ALLOCATION MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY                         INTEREST   MATURITY PRINCIPAL/
NAME                               RATE       DATE     SHARES       VALUE
SHORT-TERM INSTRUMENTS (CONTINUED)
REPURCHASE AGREEMENTS-4.71%
Goldman Sachs Repurchase
 Agreements, dated 8/31/98, due
 9/02/98, with a maturity value
 of $23,011,098 and an
 effective yield of 5.79%,
 collateralized by a Federal
 Home Loan Mortgage Corporation
 obligation and a Federal
 National Mortgage Association
 obligation with rates ranging
 from 6.60% to 8.00%, with
 maturity dates ranging from
 3/01/28 to 6/01/36 and with an
 aggregate market value of
 $23,460,000.++                                      $23,000,000 $ 23,000,000
U.S. TREASURY BILLS-5.47%
U.S. Treasury Bills                  4.90%* 11/12/98 $   161,000 $    159,451
U.S. Treasury Bills                  4.86%* 10/15/98   7,588,000    7,543,299
U.S. Treasury Bills                  4.80%* 10/22/98  19,167,000   19,037,757
                                                                 ------------
                                                                 $ 26,740,507
                                                                 ------------
                     TOTAL SHORT-TERM INSTRUMENTS
                                          - VALUE                $ 79,533,423
                                          -  COST                $ 79,530,896
                                                                 ------------

TOTAL INVESTMENTS IN SECURITIES
(Cost $496,428,066)** (Notes 1 and 3)   110.68% $540,504,780
Other Assets and Liabilities, Net      (10.68)%  (52,164,257)
                                       -------  ------------
TOTAL NET ASSETS                        100.00% $488,340,523
                                       =======  ============

--------------------------------------------------------------------------------
+ Non-income earning securities.
++ Represents investment of collateral received from securities lending trans-
   actions. See Note 4.
* Yield to maturity.
** Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:

      Gross Unrealized
       Appreciation              $ 64,939,577
      Gross Unrealized
       Depreciation               (20,862,863)
                                 ------------
      NET UNREALIZED
       APPRECIATION              $ 44,076,714
                                 ============

The accompanying notes are an integral part of these financial statements.

    MASTER INVESTMENT PORTFOLIO--BOND INDEX MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)

MASTER INVESTMENT PORTFOLIO--BOND INDEX
MASTER PORTFOLIO--AUGUST 31,1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                             INTEREST  MATURITY
 PRINCIPAL  SECURITY NAME                      RATE      DATE      VALUE

            CORPORATE BONDS & NOTES-29.31%
            AEROSPACE & DEFENSE-1.00%
 $1,000,000 Lockheed Martin Corp                 6.85% 05/15/01 $  1,027,987
            AUTO PARTS & EQUIPMENT-1.01%
 $1,000,000 Goodyear Tire & Rubber Co            6.63% 12/01/06 $  1,036,490
            AUTOMOBILES-0.57%
 $  500,000 Ford Motor Co                        8.88% 04/01/06 $    584,547
            BANK & FINANCE-14.16%
 $  500,000 ABN Amro Bank NV                     7.30% 12/01/26 $    514,232
    500,000 African Development Bank             7.75  12/15/01      531,003
  1,000,000 American General Finance             5.88  07/01/00    1,002,621
  1,000,000 Bank Of New York Co                  6.50  12/01/03    1,033,360
  1,000,000 Bankamerica Corp                     6.25  04/01/08    1,003,100
  1,000,000 CIT Group Holdings                   6.63  06/15/05    1,035,300
  1,000,000 Commercial Credit Corp               8.70  06/15/10    1,207,625
  1,000,000 Dresdner Bank AG                     6.63  09/15/05    1,025,382
  1,285,000 Financing Corp                       9.80  04/06/18    1,885,011
    500,000 First Union Corp                     6.63  07/15/05      516,828
  1,000,000 General Motors Acceptance Corp       7.12  05/01/03    1,050,951
  1,000,000 Household Finance Corp               6.70  06/15/02    1,028,710
  1,000,000 KFW International Finance            7.63  02/15/04    1,092,964
    500,000 Lehman Brothers Inc                  9.88  10/15/00      540,807
  1,000,000 Mellon Capital II                    7.99  01/15/27    1,060,132
                                                                ------------
                                                                $ 14,528,026
            BEVERAGES-1.14%
 $1,000,000 Coca-Cola Enterprises                8.00% 09/15/22 $  1,166,534
            CHEMICALS-1.57%
 $1,000,000 American Home Product                6.50% 10/15/02 $  1,034,180
    500,000 Dow Chemical Co                      8.62  04/01/06      576,024
                                                                ------------
                                                                $  1,610,204
            ELECTRONICS-1.02%
 $1,000,000 Raytheon Co                          7.38% 07/15/25 $  1,042,434
            ENERGY & RELATED-1.04%
 $1,000,000 Phillips 66 Capital Trust II         8.00% 01/15/37 $  1,066,552
            ENTERTAINMENT & LEISURE-0.51%
 $  500,000 Disney (Walt) Co                     6.75% 03/30/06 $    526,324
            FOOD & RELATED-1.08%
 $  500,000 Archer-Daniels-Midland Co            8.38% 04/15/17 $    602,936
    500,000 McDonald's Corp                      6.75  02/15/03      507,687
                                                                ------------
                                                                $  1,110,623

MASTER INVESTMENT PORTFOLIO--BOND INDEX MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                              INTEREST  MATURITY
 PRINCIPAL  SECURITY NAME                       RATE      DATE      VALUE

            CORPORATE BONDS & NOTES (CONTINUED)
            HEALTHCARE-1.04%
 $1,000,000 Baxter International Inc              7.63% 11/15/02 $  1,069,758
            INSURANCE-1.01%
 $1,000,000 Aetna Services Inc                    7.12% 08/15/06 $  1,039,043
            INVESTMENT BANKING & BROKERAGE-0.98%
 $1,000,000 Salomon Inc                           6.50% 03/01/00 $  1,008,885
            PHARMACEUTICALS-0.50%
   $500,000 American Home Products                7.70% 02/15/00 $    514,978
            RETAIL & RELATED-1.09%
 $1,000,000 Walmart                               7.25% 06/01/13 $  1,119,277
            TRANSPORTATION-1.07%
 $1,000,000 Norfolk Southern Corp                 7.80% 05/15/27 $  1,093,363
            UTILITIES-0.52%
   $500,000 Virginia Electric & Power Co          7.38% 07/01/02 $    529,201
            TOTAL CORPORATE BONDS & NOTES                        $ 30,074,226
            (Cost $28,799,505)
            FOREIGN GOVERNMENT BONDS & NOTES++-2.31%
 $1,000,000 British Columbia (Province Of)        6.50% 01/15/26 $  1,010,150
    750,000 Ontario (Province Of)                 7.63  06/22/04      820,470
    500,000 Victoria (Province Of)                8.45  10/01/01      539,741
                                                                 ------------
            TOTAL FOREIGN GOVERNMENT BONDS & NOTES               $  2,370,361
            (Cost $2,182,398)
            U.S. GOVERNMENT AGENCY SECURITIES-8.99%
            FEDERAL AGENCY-OTHER-1.50%
 $1,000,000 Tennessee Valley Authority            8.38% 10/01/99 $  1,028,914
    500,000 Tennessee Valley Authority            6.13  07/15/03      507,542
                                                                 ------------
                                                                 $  1,536,456
            FEDERAL HOME LOAN MORTGAGE CORPORATION-0.70%
 $  700,000 Federal Home Loan Mortgage Corp       7.22% 05/17/05 $    720,086
            FEDERAL NATIONAL MORTGAGE ASSOCIATION-6.30%
 $  500,000 Federal National Mortgage Assoc       7.55% 04/22/02 $    536,140
  1,000,000 Federal National Mortgage Assoc       6.77  01/19/06      997,474
    500,000 Federal National Mortgage Assoc       6.70  08/10/01      505,977
  1,000,000 Federal National Mortgage Assoc       5.97  09/09/03      993,552
  1,000,000 Federal National Mortgage Assoc       5.91  02/25/00    1,009,331
  2,000,000 Federal National Mortgage Assoc       5.75  02/15/08    2,019,654
  1,000,000 Federal National Mortgage Assoc       0.00  07/05/14      406,095
                                                                 ------------
                                                                 $  6,468,223

    MASTER INVESTMENT PORTFOLIO--BOND INDEX MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)

MASTER INVESTMENT PORTFOLIO--BOND INDEX
MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                           INTEREST  MATURITY
 PRINCIPAL  SECURITY NAME                    RATE      DATE      VALUE

            U.S. GOVERNMENT AGENCY SECURITIES (CONTINUED)
            STUDENT LOAN MARKETING ASSOCIATION-0.49%
 $  500,000 Student Loan Marketing Assoc       5.88% 02/06/01 $    499,855
            TOTAL U.S. GOVERNMENT AGENCY SECURITIES           $  9,224,620
            (Cost $9,023,658)
            U.S. TREASURY SECURITIES-55.80%
            U.S. TREASURY BONDS-17.30%
 $1,100,000 U.S. Treasury Bonds               12.00% 08/15/13 $  1,665,813
  1,150,000 U.S. Treasury Bonds               11.25  02/15/15    1,893,188
    500,000 U.S. Treasury Bonds                9.13  05/15/09      593,750
    700,000 U.S. Treasury Bonds                9.13  05/15/18    1,009,094
  2,450,000 U.S. Treasury Bonds                8.13  08/15/19    3,259,267
  1,700,000 U.S. Treasury Bonds                7.88  02/15/21    2,225,407
  1,400,000 U.S. Treasury Bonds                7.63  02/15/25    1,823,938
    500,000 U.S. Treasury Bonds                7.50  11/15/16      618,282
    500,000 U.S. Treasury Bonds                7.25  05/15/16      603,438
  1,000,000 U.S. Treasury Bonds                7.12  02/15/23    1,223,438
  1,500,000 U.S. Treasury Bonds                6.50  11/15/26    1,728,282
  1,000,000 U.S. Treasury Bonds                6.13  11/15/27    1,108,750
                                                              ------------
                                                              $ 17,752,647
            U.S. TREASURY NOTES-38.50%
 $2,300,000 U.S. Treasury Notes                7.88% 08/15/01 $  2,478,970
  2,700,000 U.S. Treasury Notes                7.50  11/15/01    2,896,595
  1,300,000 U.S. Treasury Notes                7.50  02/15/05    1,470,625
    700,000 U.S. Treasury Notes                7.25  08/15/04      777,875
    400,000 U.S. Treasury Notes                7.12  09/30/99      408,125
  1,000,000 U.S. Treasury Notes                7.12  02/29/00    1,029,063
  1,500,000 U.S. Treasury Notes                7.00  07/15/06    1,680,000
  2,250,000 U.S. Treasury Notes                6.50  05/31/01    2,335,781
    400,000 U.S. Treasury Notes                6.50  05/15/05      432,250
    700,000 U.S. Treasury Notes                6.50  10/15/06      763,000
  1,000,000 U.S. Treasury Notes                6.38  01/15/00    1,016,875
  1,000,000 U.S. Treasury Notes                6.38  08/15/02    1,047,500
  1,800,000 U.S. Treasury Notes                6.25  05/31/00    1,837,125
  1,000,000 U.S. Treasury Notes                6.25  01/31/02    1,037,500
    700,000 U.S. Treasury Notes                6.25  02/15/03      733,907
  1,200,000 U.S. Treasury Notes                6.13  12/31/01    1,239,376
  1,000,000 U.S. Treasury Notes                6.13  08/15/07    1,070,313
  2,000,000 U.S. Treasury Notes                6.00  10/15/99    2,018,126
  1,000,000 U.S. Treasury Notes                5.88  11/15/99    1,008,750

MASTER INVESTMENT PORTFOLIO--BOND INDEX MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

 PRINCIPAL/                                   INTEREST   MATURITY
   SHARES    SECURITY NAME                      RATE       DATE       VALUE

             U.S. TREASURY SECURITIES (CONTINUED)
 $ 1,000,000 U.S. Treasury Notes                   5.88%  06/30/00 $  1,015,313
   1,000,000 U.S. Treasury Notes                   5.88   02/15/04    1,041,250
   1,500,000 U.S. Treasury Notes                   5.88   11/15/05    1,570,313
   1,600,000 U.S. Treasury Notes                   5.75   11/30/02    1,643,000
     600,000 U.S. Treasury Notes                   5.75   08/15/03      618,563
   2,100,000 U.S. Treasury Notes                   5.63   11/30/00    2,128,875
   1,000,000 U.S. Treasury Notes                   5.63   02/28/01    1,015,313
   1,500,000 U.S. Treasury Notes                   5.63   05/15/08    1,566,563
     700,000 U.S. Treasury Notes                   5.50   01/31/03      712,907
   1,900,000 U.S. Treasury Notes                   5.38   01/31/00    1,907,125
   1,000,000 U.S. Treasury Notes                   5.13   08/31/00    1,004,375
                                                                   ------------
                                                                   $ 39,505,353
             TOTAL U.S. TREASURY SECURITIES                        $ 57,258,000
             (Cost $54,245,923)
             SHORT TERM INSTRUMENTS-18.34%
             CASH EQUIVALENTS-7.19%
   1,382,750 Dreyfus Institutional Money
             Market Fund+                                          $  1,382,750
   5,000,000 Janus Institutional Money
             Market Fund+                                             5,000,000
   1,000,000 Merrimac Cash Fund-Premium
             Class+                                                   1,000,000
                                                                   ------------
                                                                   $  7,382,750
             REPURCHASE AGREEMENTS-8.77%
   9,000,000 Goldman Sachs Repurchase
             Agreements, dated 8/31/98, due
             9/02/98, with a maturity value
             of $9,004,343 and an effective
             yield of 5.79%, collateralized
             by a Federal Home Loan
             Mortgage Corporation
             obligation with a rate of
             7.00%, with a maturity date of
             2/01/28 and with a market
             value of $9,180,000.+                                 $  9,000,000

    MASTER INVESTMENT PORTFOLIO--BOND INDEX MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)

MASTER INVESTMENT PORTFOLIO--BOND INDEX
MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                   INTEREST    MATURITY
  PRINCIPAL  SECURITY NAME           RATE        DATE        VALUE

             SHORT TERM INSTRUMENTS (CONTINUED)
             U.S. TREASURY BILLS-2.38%
      93,000 U.S. Treasury Bills        5.28%*  09/03/98  $     92,975
     332,000 U.S. Treasury Bills        4.90*   11/12/98       328,806
     451,000 U.S. Treasury Bills        4.86*   10/15/98       448,343
   1,442,000 U.S. Treasury Bills        4.80*   10/22/98     1,432,277
     138,000 U.S. Treasury Bills        4.37*   09/10/98       137,830
                                                          ------------
                                                          $  2,440,231
                                                          ------------
             TOTAL SHORT TERM INSTRUMENTS                 $ 18,822,981
             (Cost $18,822,809)
             TOTAL INVESTMENT IN                  114.75% $117,750,188
             SECURITIES
             (Cost $113,074,293)** (Notes
             1 and 3)
             OTHER ASSETS AND LIABILITIES        (14.75)%  (15,138,857)
                                               --------   ------------
             TOTAL NET ASSETS                     100.00% $102,611,331
                                               ========   ============
-----------------------------------------------------------------------

+ Represents collateral received from securities lending transactions. See Note
  4.
++ Investment is denominated in U.S. Dollars.
* Yield to maturity
** Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:

      Gross Unrealized Appreciation  $4,842,640
      Gross Unrealized Depreciation    (166,745)
                                     ----------
      NET UNREALIZED APPRECIATION    $4,675,895
                                     ==========

The accompanying notes are an integral part of these financial statements.

MANAGED SERIES INVESTMENT TRUST--GROWTH STOCK MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                       SHARES    VALUE

COMMON STOCKS-96.85%
ADVERTISING-2.54%
Ha-Lo Industries Inc+               63,700 $  1,481,025
Omnicom Group                       35,000    1,666,875
Young & Rubicam Inc+                37,000    1,130,804
                                           ------------
                TOTAL ADVERTISING
                          - VALUE          $  4,278,704
                          -  COST          $  4,006,466
AEROSPACE & DEFENSE-0.52%
BE Aerospace Inc+                   42,400 $    882,450
                                           ------------
        TOTAL AEROSPACE & DEFENSE
                          - VALUE          $    882,450
                          -  COST          $  1,162,039
AIRLINES-0.88%
Atlas Air Inc+                      62,200 $  1,492,800
                                           ------------
                   TOTAL AIRLINES
                          - VALUE          $  1,492,800
                          -  COST          $  1,863,684
APPAREL-1.02%
Tommy Hilfiger Corp+                36,900 $  1,725,075
                                           ------------
                    TOTAL APPAREL
                          - VALUE          $  1,725,075
                          -  COST          $  1,938,737
BANK & FINANCE-6.30%
Countrywide Credit Industries Inc   44,000 $  1,647,250
Greenpoint Financial Corp           32,000      806,000
Schwab (Charles) Corp               41,000    1,224,875
Security Capital Group Class B+     20,800      442,000
SLM Holding Corp                    53,000    1,901,375
Sovereign Bancorp Inc              139,000    1,694,063
TCF Financial Corp                  85,000    1,875,313
Unicapital Corp+                    99,000    1,039,500
                                           ------------
             TOTAL BANK & FINANCE
                          - VALUE          $ 10,630,376
                          -  COST          $ 15,228,466

    MANAGED SERIES INVESTMENT TRUST--GROWTH STOCK MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)

MANAGED SERIES INVESTMENT TRUST--GROWTH STOCK MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                         SHARES    VALUE

COMMON STOCKS (CONTINUED)
BASIC INDUSTRIES-1.57%
Baker Hughes Inc                      37,000 $    675,250
Bowater Inc                           20,000      756,250
Whitman Corp                          78,000    1,209,000
                                             ------------
             TOTAL BASIC INDUSTRIES
                            - VALUE          $  2,640,500
                            -  COST          $  3,656,503
BIOTECHNOLOGY-0.74%
Genzyme Corp-General Division+        46,000 $  1,242,000
                                             ------------
                TOTAL BIOTECHNOLOGY
                            - VALUE          $  1,242,000
                            -  COST          $  1,370,830
BROADCASTING-3.31%
Capstar Broadcasting Corp+            56,000 $    948,500
Chancellor Media Corp Class A         65,000    2,319,688
Citadel Communication+                37,000      897,250
Jacor Communications Inc+             24,000    1,416,000
                                             ------------
                 TOTAL BROADCASTING
                            - VALUE          $  5,581,438
                            -  COST          $  5,808,473
BUILDING MATERIALS & SERVICES-0.85%
Southdown Inc                         34,000 $  1,436,500
                                             ------------
TOTAL BUILDING MATERIALS & SERVICES
                            - VALUE          $  1,436,500
                            -  COST          $  2,286,662
BUSINESS SERVICES-4.19%
Administaff Inc+                      51,000 $  1,593,750
Concord EFS Inc                      157,650    3,113,588
Convergys Corp+                       63,000      783,563
Quintiles Transnational Corp          23,300      832,975
Republic Services Inc Class A+        45,750      737,719
                                             ------------
            TOTAL BUSINESS SERVICES
                            - VALUE          $  7,061,595
                            -  COST          $  8,204,536

MANAGED SERIES INVESTMENT TRUST--GROWTH STOCK MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                        SHARES    VALUE

COMMON STOCKS (CONTINUED)
CHEMICALS-0.41%
EVI Weatherford Inc+                 45,000 $    686,250
                                            ------------
                   TOTAL CHEMICALS
                           - VALUE          $    686,250
                           -  COST          $  1,421,297
COMMERCIAL SERVICES-1.58%
Stewart Enterprises Inc Class A      76,000 $  1,491,500
Valassis Communications Inc+         39,000    1,162,688
                                            ------------
         TOTAL COMMERCIAL SERVICES
                           - VALUE          $  2,654,188
                           -  COST          $  3,346,740
COMPUTER SOFTWARE-18.49%
3Com Corp+                           34,000 $    805,375
Altera Corp+                         30,000      873,750
America Online Inc                   12,000      983,250
Bay Networks Inc+                    46,000    1,380,000
BMC Software Inc                     32,000    1,354,000
Cambridge Technology Partners Inc+  108,000    3,510,000
Ceridian Corp+                       74,000    3,589,000
Computer Horizons Corp+              81,000    1,893,375
Computer Sciences Corp               20,000    1,131,250
Compuware Corp                       48,000    2,181,000
Gartner Group Inc Class A+           29,000      670,625
IMS Health Inc                       33,000    1,815,000
JDA Software Group Inc               80,250      963,000
Keane Inc                            35,000    1,470,000
Network Associates Inc               85,562    2,759,375
Sterling Commerce Inc+              119,000    3,927,000
Storage Technology Corp              58,000    1,261,500
Veritas Software Corp                13,800      619,275
                                            ------------
           TOTAL COMPUTER SOFTWARE
                           - VALUE          $ 31,186,775
                           -  COST          $ 37,093,925
COMPUTER SYSTEMS-1.77%
Cisco Systems Inc                    25,750 $  2,108,281
Comverse Technology Inc+             23,000      885,500
                                            ------------
            TOTAL COMPUTER SYSTEMS
                           - VALUE          $  2,993,781
                           -  COST          $  2,025,716

    MANAGED SERIES INVESTMENT TRUST--GROWTH STOCK MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)

MANAGED SERIES INVESTMENT TRUST--GROWTH STOCK MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                      SHARES    VALUE

COMMON STOCKS (CONTINUED)
ELECTRONICS-3.00%
Analog Devices Inc+                     1 $         14
Maxim Integrated Products Inc      34,000      935,000
Policy Management Systems Corp     45,100    1,882,925
SCI Systems Inc+                   49,000    1,123,938
Solectron Corp+                    27,000    1,115,438
                                          ------------
               TOTAL ELECTRONICS
                         - VALUE          $  5,057,315
                         -  COST          $  6,050,143
ENERGY & RELATED-1.13%
Noble Affiliates Inc               28,000 $    647,500
Santa Fe International Corp        45,100      608,850
Services (B J) Co                  52,000      656,500
                                          ------------
          TOTAL ENERGY & RELATED
                         - VALUE          $  1,912,850
                         -  COST          $  4,666,255
ENGINEERING & CONSTRUCTION-0.92%
Centex Corp                        44,003 $  1,556,606
                                          ------------
TOTAL ENGINEERING & CONSTRUCTION
                         - VALUE          $  1,556,606
                         -  COST          $  1,362,696
ENTERTAINMENT & LEISURE-0.92%
Family Golf Centers Inc           102,500 $  1,550,313
                                          ------------
   TOTAL ENTERTAINMENT & LEISURE
                         - VALUE          $  1,550,313
                         -  COST          $  1,665,999
ENVIRONMENTAL CONTROL-3.06%
U.S. Filter Corp+                 110,700 $  1,992,600
Waste Management Inc+              72,000    3,177,000
                                          ------------
     TOTAL ENVIRONMENTAL CONTROL
                         - VALUE          $  5,169,600
                         -  COST          $  7,235,382
FOOD & RELATED-4.77%
American Italian Pasta Co+         53,000 $  1,328,313
CKE Restaurants Inc                72,000    2,232,000
Flowers Industries Inc             55,000      979,688

MANAGED SERIES INVESTMENT TRUST--GROWTH STOCK MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                       SHARES    VALUE

COMMON STOCKS (CONTINUED)
General Nutrition Co Inc+          110,000 $  1,464,375
Keebler Foods Co+                   26,000      671,125
U.S. Foodservice+                   37,000    1,371,313
                                           ------------
             TOTAL FOOD & RELATED
                          - VALUE          $  8,046,814
                          -  COST          $ 10,719,554
HEALTHCARE-2.44%
Cardinal Health Inc                  8,000 $    700,000
Sunrise Assisted Living Inc+        80,000    2,110,000
Total Renal Care Holdings           69,000    1,311,000
                                           ------------
                 TOTAL HEALTHCARE
                          - VALUE          $  4,121,000
                          -  COST          $  4,535,979
HOSPITAL & MEDICAL SUPPLIES-3.02%
Guidant Corp                        29,100 $  1,796,925
Ocular Sciences Inc+                57,100    1,009,956
Quorum Health Group Inc            120,000    2,280,000
                                           ------------
TOTAL HOSPITAL & MEDICAL SUPPLIES
                          - VALUE          $  5,086,881
                          -  COST          $  7,205,943
HOUSEHOLD PRODUCTS-1.45%
Dial Corp                           75,000 $  1,462,500
Revlon Inc Class A+                 27,500      991,719
                                           ------------
         TOTAL HOUSEHOLD PRODUCTS
                          - VALUE          $  2,454,219
                          -  COST          $  3,168,621
INSURANCE-3.95%
Conseco Inc                         59,479 $  1,643,107
Fremont General Corporation         16,000      684,000
Nationwide Financial Services       36,000    1,608,750
Providian Financial Corp            42,500    2,727,969
                                           ------------
                  TOTAL INSURANCE
                          - VALUE          $  6,663,826
                          -  COST          $  6,990,961

    MANAGED SERIES INVESTMENT TRUST--GROWTH STOCK MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)

MANAGED SERIES INVESTMENT TRUST--GROWTH STOCK MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                    SHARES    VALUE

COMMON STOCKS (CONTINUED)
PHARMACEUTICALS-8.05%
ALZA Corp                        46,000 $  1,656,000
BioChem Pharma Inc               46,300      708,969
CliniChem Development Inc+        1,933        7,488
Elan Corp PLC ADR (Ireland)+     42,000    2,467,500
Henry Schein Inc+                37,000    1,424,500
McKesson Corp                    40,300    3,022,500
Omnicare Inc                     34,200    1,066,613
Parexel International Corp+      67,000    1,666,625
Watson Pharmaceutical Inc        34,500    1,554,656
                                        ------------
         TOTAL PHARMACEUTICALS
                       - VALUE          $ 13,574,851
                       -  COST          $ 13,638,998
PUBLISHING-0.91%
Harte-Hanks Communications Inc   70,000 $  1,535,625
                                        ------------
              TOTAL PUBLISHING
                       - VALUE          $  1,535,625
                       -  COST          $  1,562,602
REAL ESTATE-0.39%
Mack-Cali Realty Corp REIT       22,800 $    656,925
                                        ------------
             TOTAL REAL ESTATE
                       - VALUE          $    656,925
                       -  COST          $    911,326
RETAIL & RELATED-14.28%
99 Cents Only                    76,300 $  2,680,038
Amazon.com Inc                    5,000      418,750
AutoZone Inc+                   111,000    2,879,063
Barnes & Noble                   64,000    1,732,000
Circuit City Stores Inc          25,000      771,875
Goodys Family Clothing           64,000    1,152,000
Office Depot Inc+               124,400    3,172,200
Pier 1 Imports Inc               64,500      640,969
Proffitts Inc                   115,500    2,945,250
Rite Aid Corp                   115,000    4,161,563
Ross Stores Inc                  39,000    1,418,625
TJX Companies Inc                95,000    2,119,688
                                        ------------
        TOTAL RETAIL & RELATED
                       - VALUE          $ 24,092,021
                       -  COST          $ 27,079,142

MANAGED SERIES INVESTMENT TRUST--GROWTH STOCK MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                                       SHARES    VALUE

COMMON STOCKS (CONTINUED)
TELECOMMUNICATIONS-2.87%
Cincinnati Bell Inc                                 37,900 $    890,650
Crown Castle International Corp+                    32,000      260,000
Frontier Corp                                       20,000      607,500
NEXTEL Communications Class A+                      42,000      758,625
Pacific Gateway Exchange Inc+                       42,000    1,477,875
Reltec Corporation+                                 34,000      850,000
                                                           ------------
                         TOTAL TELECOMMUNICATIONS
                                          - VALUE          $  4,844,650
                                          -  COST          $  5,930,394
UTILITIES-1.52%
AES Corp+                                           68,300 $  1,861,175
K N Energy                                          18,000      704,250
                                                           ------------
                                  TOTAL UTILITIES
                                          - VALUE          $  2,565,425
                                          -  COST          $  4,017,036
                              TOTAL COMMON STOCKS
                                          - VALUE          $163,381,353
                                          -  COST          $196,155,105
WARRANTS-0.00%
Checkers Drive In Restaurants expires 12/22/2000+    5,095 $        955
                                                           ------------
                                   TOTAL WARRANTS
                                          - VALUE          $        955
                                          -  COST                   --

             TOTAL
             INVESTMENTS IN
             SECURITIES
             (Cost
             $196,155,105)*
             (Notes 1 and
             3)               96.85%     $163,382,308
             Other Assets
             and
             Liabilites,
             Net               3.15%        5,319,176
                             ------      ------------
             TOTAL NET
             ASSETS          100.00%     $168,701,484
                             ======      ============
-----------------------------------------------------

+ Non-income earning securities.
* Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:

      Gross Unrealized
       Appreciation              $  7,660,227
      Gross Unrealized
       Depreciation               (40,433,024)
                                 ------------
      NET UNREALIZED
       DEPRECIATION              $(32,772,797)
                                 ============

The accompanying notes are an integral part of these financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS
PERCENT OF NET ASSETS                           19.16%                   43.11%
ADVERTISING
PERCENT OF NET ASSETS                            0.02%                    0.06%
Omnicom Group                         276 $     13,145       1,340 $     63,818
Outdoor Systems Inc                   450       10,463       1,300       30,225
R.R. Donnelley Corp                    36          475         287        3,785
Snyder Communications Inc             100        3,013         400       12,050
Young & Rubicam Inc+                    0          --          200        6,113
                                          ------------             ------------
           TOTAL ADVERTISING
                     - VALUE              $     27,096             $    115,991
                     -  COST              $     19,471             $     72,457
AEROSPACE & DEFENSE
PERCENT OF NET ASSETS                            0.19%                    0.48%
Allied Signal Inc                     822 $     28,205       4,565 $    156,637
Boeing Co                           1,342       41,518       8,117      251,120
Briggs & Stratton Corp                 52        1,914         168        6,185
Coltec Industries                     200        2,875         700       10,063
Cordant Technologies Inc              232        8,265         500       17,813
GenCorp Inc                             0          --            0          --
General Dynamics Corp                 126        5,993       1,004       47,753
Gulfstream Aerospace Corp             200        7,025         600       21,075
Lockheed Martin Corp                  260       22,734       1,599      139,813
Newport News Shipbuilding              64        1,504         292        6,862
Northrop Grumman Corp                 139        8,809         554       35,110
Primex Technologies Inc                47        1,727          56        2,058
Rockwell International Corp           320       11,600       1,579       57,239
Sequa Corp Class A                    110        7,019           0          --
Stewart & Stevenson Services          364        4,755         380        4,964
Sundstrand Corp                       326       14,853         760       34,628
Textron Inc                           267       16,754       1,269       79,630
United Technologies Corp              306       22,204       1,701      123,429
                                          ------------             ------------
   TOTAL AEROSPACE & DEFENSE
                     - VALUE              $    207,754             $    994,379
                     -  COST              $    231,863             $  1,073,469
AIRLINES
PERCENT OF NET ASSETS                            0.19%                    0.38%
Airborne Freight Corp                 300 $      5,850         700 $     13,650
Airtran Holdings Inc                  300        1,275         200          850
AMR Corp                              274       14,933       1,492       81,314
British Airways PLC ADR (UK)          560       41,160       2,100      154,350
Comair Holdings Inc                   300        7,631         800       20,350
Continental Airlines Class B          200        8,250         700       28,875
Delta Air Lines Inc                   141       14,382         564       57,528

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
                   65.41%                   81.85%                   99.73%
                    0.08%                    0.10%                    0.13%
      3,040  $    144,780       2,620 $    124,778       6,416 $    305,562
      2,525        58,706       2,325       54,056       5,025      116,831
        628         8,284         549        7,235       1,381       18,215
        700        21,088         700       21,088       1,400       42,175
        500        15,281         400       12,225         900       27,506
             ------------             ------------             ------------
             $    248,139             $    219,382             $    510,289
             $    140,883             $    150,306             $    355,936
                    0.73%                    0.92%                    1.04%
     10,396  $    356,713       9,537 $    327,238      18,537 $    636,051
     18,588       575,066      16,957      524,607      32,785    1,014,286
        457        16,823         459       16,897         829       30,518
      1,300        18,688       1,300       18,688       2,700       38,813
        890        31,706         920       32,775       1,900       67,688
        485        10,185           0          --            0          --
      2,302       109,489       2,224      105,779       4,092      194,626
      1,100        38,638       1,100       38,638       2,300       80,788
      3,590       313,901       3,268      285,746       6,397      559,338
        615        14,453         465       10,928         846       19,881
      1,268        80,360       1,184       75,036       2,173      137,714
        107         3,932          85        3,124         126        4,630
      3,564       129,195       3,348      121,365       6,551      237,474
        137         8,742         102        6,509           0          --
        495         6,466         365        4,768         845       11,038
      1,490        67,888       1,430       65,154       2,990      136,232
      2,986       187,372       2,744      172,186       5,368      336,842
      4,057       294,386       3,540      256,871       7,610      552,201
             ------------             ------------             ------------
             $  2,264,003             $  2,066,309             $  4,058,120
             $  2,296,374             $  2,112,386             $  4,825,688
                    0.58%                    0.75%                    0.86%
      1,400  $     27,300       1,300 $     25,350       2,800 $     54,600
        400         1,700         200          850         700        2,975
      3,384       184,428       3,092      168,514       6,004      327,218
      4,725       347,288       4,700      345,450       8,550      628,425
      1,500        38,156       1,400       35,613       3,000       76,313
      1,300        53,625       1,300       53,625       2,700      111,375
      1,343       136,986       1,275      130,050       2,475      252,450

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FDX Corp+                             232 $     11,615       1,187 $     59,424
Japan Air Lines Co ADR
 (Japan)                            9,808       47,201      38,100      183,356
KLM Royal Dutch Airlines ADR
 (Netherlands)                        313        9,625         923       28,382
Northwest Airlines Corp
 Class A                              400       11,125       1,000       27,813
Southwest Airlines Co                 519        9,245       2,504       44,594
UAL Corp                              300       18,094         900       54,281
USAirways Group Inc+                  133        7,747         663       38,620
                                          ------------             ------------
              TOTAL AIRLINES
                     - VALUE              $    208,133             $    793,387
                     -  COST              $    283,540             $  1,036,709
APPAREL
PERCENT OF NET ASSETS                            0.04%                    0.09%
Fruit of the Loom Inc Class
 A+                                   117 $      2,625         655 $     14,697
Hartmarx Corp                          81          537         230        1,524
Land's End Inc+                         0          --            0          --
Liz Claiborne Inc                      91        2,594         485       13,823
Nike Inc Class B                      383       13,285       2,311       80,163
Nine West Group Inc                   200        3,188         300        4,781
OshKosh B'Gosh Class A                 26          949          49        1,788
Phillips Van Heusen Corp                0          --            0          --
Reebok International Ltd+              97        1,570         429        6,944
Russell Corp                           75        2,372         298        9,424
Stride Rite Corp                       63          551         375        3,281
VF Corp                               130        4,924       1,011       38,292
Warnaco Group Inc Class A             300        8,175         800       21,800
                                          ------------             ------------
               TOTAL APPAREL
                     - VALUE              $     40,770             $    196,517
                     -  COST              $     47,302             $    234,754
AUTO PARTS & EQUIPMENT
PERCENT OF NET ASSETS                            0.10%                    0.24%
Bandag Inc                              0 $        --          100 $      3,013
Bandag Inc Class A                    100        2,863         100        2,863
Breed Technologies Inc                  0          --            0          --
Cooper Tire & Rubber Co               125        2,000         649       10,384
Dana Corp                             250        9,780       1,352       52,979
Deluxe Corp                           174        5,046         649       18,821
Eaton Corp                             86        5,036         584       34,201
Genuine Parts Co                      259        8,110       1,444       45,215
Goodyear Tire & Rubber Co             247       12,103       1,245       61,005
Illinois Tool Works Inc               359       17,389       1,913       92,661
ITT Industries Inc                    236        7,110         981       29,553
Lear Corp                             200        8,113         700       28,394

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
      2,658  $    133,066       2,489 $    124,606       4,758 $    238,197
     91,675       441,186      87,674      421,931     168,287      809,881
      2,058        63,283       1,998       61,439       3,980      122,385
      2,000        55,625       1,900       52,844       4,000      111,250
      6,201       110,455       5,132       91,414      13,149      234,217
      1,600        96,500       1,500       90,469       3,300      199,031
      1,693        98,617       1,470       85,628       3,662      213,312
             ------------             ------------             ------------
             $  1,788,215             $  1,687,783             $  3,381,629
             $  2,246,391             $  2,131,584             $  4,297,991
                    0.15%                    0.18%                    0.20%
      1,442  $     32,355       1,251 $     28,069       2,293 $     51,449
        389         2,577         354        2,345         618        4,094
        547        11,214           0          --            0          --
      1,299        37,022       1,214       34,599       2,128       60,648
      5,319       184,503       4,886      169,483       9,502      329,601
        300         4,781         400        6,375       1,000       15,938
        228         8,322          85        3,103         222        8,103
        410         3,869         290        2,737           0          --
      1,041        16,851         923       14,941       2,094       33,897
        752        23,782         721       22,802       1,106       34,977
        893         7,814         707        6,186       1,450       12,688
      2,254        85,370       2,131       80,712       3,991      151,159
      1,500        40,875       1,400       38,150       3,000       81,750
             ------------             ------------             ------------
             $    459,335             $    409,502             $    784,304
             $    528,070             $    477,276             $  1,066,053
                    0.36%                    0.46%                    0.53%
        200  $      6,025         100 $      3,013         300 $      9,038
        200         5,725         200        5,725         400       11,450
          0           --            0          --          100          731
      1,631        26,096       1,328       21,248       2,507       40,112
      3,065       120,129       2,804      109,868       5,198      203,694
      1,421        41,209       1,377       39,933       2,599       75,371
      1,274        74,609       1,294       75,780       2,419      141,663
      3,274       102,517       3,148       98,572       5,851      183,209
      2,908       142,492       2,687      131,663       5,071      248,479
      4,372       211,769       3,804      184,256      10,087      488,589
      2,216        66,757       2,044       61,575       3,942      118,753
      1,300        52,731       1,200       48,675       2,600      105,462

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Mascotech Inc                           0 $        --          300 $      5,250
Meritor Automotive Inc                370        6,568       1,030       18,283
Modine Manufacturing Co               309        8,594         250        6,953
Navistar International Corp+          134        2,814         581       12,201
PACCAR Inc                            103        4,223         587       24,067
Strattec Security Corp                 10          278          28          777
Superior Industries
 International Inc                    322        6,702         260        5,411
The Pep Boys--Manny Moe &
 Jack                                  59          867         499        7,329
TRW Inc                               131        5,617         960       41,160
                                          ------------             ------------
TOTAL AUTO PARTS & EQUIPMENT
                     - VALUE              $    113,213             $    500,520
                     -  COST              $    116,188             $    496,911
AUTOMOBILES
PERCENT OF NET ASSETS                            0.68%                    1.47%
Chrysler Corp                         919 $     41,010       5,150 $    229,819
Daimler-Benz
 Aktiengesellschaft ADR
 (Germany)                          4,017      341,444      14,586    1,239,809
Fiat SpA ADR (UK)                   3,488       53,192      12,530      191,082
Ford Motor Co                       1,681       73,963       9,792      430,847
General Motors Corp Class A           911       52,610       5,427      313,409
Harley-Davidson Inc                   736       22,678       2,200       67,787
Hertz Corp. Class A                   100        3,775         300       11,325
Honda Motor Co Ltd ADR
 (Japan)                              533       35,711       2,195      147,065
Nissan Motor Co Ltd ADR
 (Japan)                            3,635       17,948      11,246       55,527
Toyota Motor Corp ADR
 (Japan)                            2,178       91,475       8,651      363,341
                                          ------------             ------------
           TOTAL AUTOMOBILES
                     - VALUE              $    733,806             $  3,050,011
                     -  COST              $    609,037             $  2,549,922
BANK & FINANCE
PERCENT OF NET ASSETS                            2.04%                    4.85%
Advanta Corp Class B                  163 $      1,671         163 $      1,671
Ahmanson (H F) & Co                   134        7,144         872       46,488
Allied Irish Banks PLC ADR
 (Ireland)                          1,516      117,489       5,302      410,904
American Express Corp                 661       51,558       3,459      269,802
Amsouth Bancorp                       600       20,625       1,625       55,859
Associated Banc Corp                  250        8,000         925       29,600
Associates First Capital
 Corp                                 466       27,552       2,818      166,614
Astoria Financial Corp                100        3,600         400       14,400
Banc One Corp                         922       35,036       5,668      215,399
Banco Bilbao Vizcaya ADR
 (Spain)                            3,720       46,733      13,008      163,413
Banco Central
 Hispanoamericano SA ADR
 (Spain)                            5,148       47,297      18,117      166,450
Banco Santander SA ADR
 (Spain)                            1,805       32,272       6,324      113,042

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
          0  $        --          400 $      7,000         800 $     14,000
      1,917        34,027       1,832       32,518       4,310       76,502
        465        12,933         335        9,317         500       13,906
      1,312        27,552       1,259       26,439       2,384       50,064
      1,463        59,983       1,328       54,448       2,518      103,238
         72         1,998          49        1,360           0          --
        454         9,449         331        6,889         510       10,614
      1,272        18,683       1,009       14,820       2,060       30,256
      2,260        96,898       2,140       91,753       4,003      171,629
             ------------             ------------             ------------
             $  1,111,582             $  1,024,852             $  2,096,760
             $  1,098,788             $    989,228             $  2,212,504
                    2.24%                    2.93%                    3.19%
     11,930  $    532,376      10,846 $    484,003      20,864 $    931,056
     32,403     2,754,254      31,775    2,700,874      58,168    4,944,279
     27,870       425,017      27,375      417,469      50,080      763,720
     22,367       984,147      20,343      895,091      39,375    1,732,499
     12,337       712,462      11,229      648,475      21,815    1,259,815
      4,218       129,967       3,988      122,880       8,580      264,371
        600        22,650         500       18,875       1,100       41,525
      5,287       354,229       5,092      341,164       9,744      652,848
     34,144       168,586      32,849      162,192      62,607      309,122
     20,571       863,982      19,669      826,097      37,744    1,585,247
             ------------             ------------             ------------
             $  6,947,670             $  6,617,120             $ 12,484,482
             $  5,848,392             $  5,751,869             $ 11,115,185
                    7.16%                    9.05%                   10.66%
        272  $      2,788         217 $      2,224         380 $      3,895
      2,005       106,892       1,884      100,441       3,615      192,725
     11,853       918,608      11,741      909,927      21,391    1,657,802
      8,002       624,156       7,043      549,354      17,451    1,361,177
      3,150       108,281       3,025      103,984       6,425      220,860
      1,725        55,200       1,650       52,800       3,500      112,000
      6,381       377,277       5,862      346,591      11,318      669,177
        700        25,200         600       21,600       1,400       50,400
     12,949       492,054      11,748      446,416      22,959      872,442
     29,205       366,888      28,749      361,159      52,470      659,154
     40,251       369,806      39,576      363,605      72,396      665,138
     14,280       255,255      13,974      249,785      25,296      452,166

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                        LifePath 2000            LifePath 2010
                             ------------------------ ------------------------
                                  Shares        Value      Shares        Value

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Bank of New York Inc                 988 $     23,897       6,004 $    145,222
BankAmerica Corp                     971       62,205       5,513      353,176
BankBoston Corp                      412       14,703       2,404       85,793
Bankers Trust Corp                    94        6,985         769       57,146
BB&T Corp                            400       11,275       2,254       63,535
Bear Stearns Co Inc                  200        7,388         955       35,275
Campstead Mortgage Corp                0          --          400        1,200
Capital One Financial Corp             0          --          100        8,750
CCB Financial Corp                   100        9,506         200       19,013
Centura Banks Inc                    100        5,625         400       22,500
Charter One Financial Inc            702       16,146       1,802       41,446
Chase Manhattan                    1,258       66,673       6,368      337,504
Citicorp                             597       64,550       3,616      390,979
City National Corp                   200        5,575         600       16,725
Comdisco Inc                         648        8,060       1,634       20,323
Comerica Inc                         214       11,182       1,232       64,372
Commerce Bancshares Inc              235        9,400         835       33,400
Compass Bancshares Inc               400       13,200       1,000       33,000
ContiFinancial Corp                    0          --          100        1,263
Countrywide Credit
 Industries Inc                      104        3,894         845       31,635
Credit Acceptance Corp               200        1,275         200        1,275
Crescent Operating Inc                 0          --           80          645
Crescent Real Estate Co              500       11,500       1,600       36,800
Crestar Financial Corp               604       30,502       1,640       82,820
Dime Bancorp Inc                     500        9,500       1,700       32,300
Donaldson Lufkin & Jenrette
 In                                  100        3,500         400       14,000
Duke Realty Investments              400        8,300       1,100       22,825
Edwards A G & Sons Inc               382       10,362       1,230       33,364
Equifax Inc                          216        7,695       1,165       41,503
Federal Home Loan Mortgage
 Corp                                993       39,224       5,034      198,843
Federal National Mortgage
 Assoc                             1,361       77,321       8,334      473,474
Fifth Third Bancorp                  409       21,754       1,923      102,280
Finova Group Inc                     300       13,388         800       35,700
First American Corp                  600       21,525       1,568       56,252
First Chicago NBD Corp               347       21,991       2,346      148,678
First Hawaiian Inc                   200        5,875         300        8,813
First Security Corp                  841       13,036       2,655       41,153
First Tennessee National
 Corp                                616       14,669       1,980       47,149
First Union Corp                   1,341       65,038       7,793      377,961
First Virginia Banks Inc             338       14,534         770       33,110
Firstar Corp                         600       23,250       1,800       69,750
Firstmerit Corp                      300        6,638       1,000       22,125
Firstplus Financial Group            200        4,550         400        9,100
Fleet Financial Group Inc            366       23,996       2,271      148,892

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
     13,890  $    335,964      12,646 $    305,875      24,736 $    598,302
     12,534       802,959      11,461      734,220      22,164    1,419,880
      5,388       192,284       5,018      179,080       9,554      340,958
      1,799       133,688       1,627      120,906       3,175      235,942
      5,204       146,688       4,662      131,410       9,324      262,820
      2,109        77,901       1,969       72,730       3,683      136,041
        800         2,400         700        2,100       1,500        4,500
        100         8,750         100        8,750         300       26,250
        400        38,025         400       38,025         900       85,556
        700        39,375         700       39,375       1,400       78,750
      3,504        80,592       3,242       74,566       7,076      162,748
     14,830       785,990      13,090      693,770      32,272    1,710,415
      8,330       900,681       7,550      816,343      14,667    1,585,868
      1,100        30,663       1,000       27,875       2,100       58,538
      3,122        38,830       3,008       37,412       6,526       81,167
      2,917       152,413       2,630      137,418       5,169      270,080
      1,663        66,520       1,524       60,960       3,326      133,040
      1,850        61,050       1,750       57,750       3,850      127,050
        200         2,525         200        2,525         300        3,788
      2,007        75,137       1,876       70,233       3,464      129,683
          0           --          200        1,275         500        3,188
          0           --            0          --          200        1,613
      3,000        69,000       2,900       66,700       6,200      142,600
      3,070       155,035       2,930      147,965       6,270      316,635
      3,300        62,700       3,100       58,900       6,700      127,300
        700        24,500         700       24,500       1,400       49,000
      2,100        43,575       2,000       41,500       4,200       87,150
      2,425        65,778       2,265       61,438       4,837      131,204
      2,594        92,411       2,381       84,823       5,971      212,717
     11,847       467,957      10,428      411,906      22,816      901,232
     19,126     1,086,595      17,193      976,776      33,621    1,910,092
      4,317       229,611       3,769      200,464       9,265      492,782
      1,500        66,938       1,400       62,475       3,100      138,338
      3,019       108,307       2,919      104,719       6,155      220,811
      5,244       332,339       4,853      307,559       9,277      587,930
        600        17,625         500       14,688       1,300       38,188
      4,992        77,380       4,729       73,300      10,088      156,360
      3,740        89,059       3,500       83,344       7,460      177,641
     17,858       866,113      16,323      791,663      31,422    1,523,966
      1,486        63,898       1,441       61,963       3,017      129,731
      3,500       135,625       3,300      127,875       7,100      275,125
      1,900        42,038       1,800       39,825       3,800       84,075
        800        18,200         800       18,200       1,700       38,675
      5,278       346,039       4,755      311,750       8,944      586,391

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Franklin Resources Inc                388 $     12,513       1,600 $     51,600
GATX Corp                             246        8,118         740       24,420
Golden State Bancorp                  200        3,175         600        9,525
Golden West Financial                  64        4,872         500       38,063
Greenpoint Financial Corp             400       10,075       1,300       32,744
GTECH Holdings Corp                   100        2,625         500       13,125
Hibernia Corp Class A                 800       10,800       2,200       29,700
Highwood Properties Inc               300        7,631         900       22,894
Household International Inc           569       21,017       3,966      146,494
Huntington Bancshares Inc             279        6,347       1,689       38,425
INMC Mortgage Holdings Inc
 REIT                                 300        5,888         900       17,663
John Nuveen & Co Inc Class A            0          --          100        3,413
Keycorp                               664       16,932       3,588       91,494
Keystone Financial Inc                300        8,363         700       19,513
Legg Mason Inc                        100        4,750         300       14,250
Lehman Brothers Holdings              200        7,875       1,000       39,375
Long Island Bancorp Inc               100        3,750         400       15,000
M & T Bank Corp                         0          --          100       41,000
MBNA Corp                             644       15,134       3,840       90,240
Medaphis Corp                         800        3,250         900        3,656
Mellon Bank Corp                      337       17,524       2,073      107,796
Mercantile Bancorp                    154        6,766       1,205       52,945
Mercantile Bankshares                 454       12,712       1,035       28,980
Merrill Lynch & Co Inc                430       28,380       2,774      183,084
MGIC Investment Corp                  105        4,358         884       36,686
Morgan (J P) & Co Inc                 246       22,878       1,484      138,012
Morgan Stanley Dean Witter            784       45,521       4,816      279,629
National Australia Bank Ltd
 ADR (Australia)                    1,013       61,603       3,531      214,729
National City Corp                    436       25,615       2,496      146,640
National Commerce Bancorp             400        6,700       1,200       20,100
NationsBank Corp                    1,262       71,933       7,697      438,728
Northern Trust Corp                   134        7,471         920       51,290
Northfork Bancorp                     700       13,300       2,000       38,000
Norwest Corp                        1,047       31,148       6,118      182,011
Oakwood Homes Corp                    200        2,850         600        8,550
Ocwen Financial Corp                    0          --          300        4,575
Old Kent Financial Corp               522       16,835       1,485       47,891
Old National Bancorp                  345       16,840         231       11,276
Pacific Century Financial
 Corp                                 748       11,033       2,920       43,070
Paine Webber Group Inc                500       17,375       1,500       52,125
Peoples Bank Bridgeport               100        2,050         400        8,400
PNC Bank Corp                         419       18,017       2,425      104,275
Price (T Rowe) & Associates           400       12,175       1,400       42,613

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
      3,188  $    102,813       2,939 $     94,783       6,395 $    206,239
      1,304        43,032       1,234       40,722       2,720       89,760
      1,200        19,050       1,200       19,050       2,500       39,688
      1,002        76,277         997       75,897       1,901      144,714
      2,400        60,450       2,300       57,931       5,000      125,938
        900        23,625         900       23,625       1,900       49,875
      4,200        56,700       4,000       54,000       8,600      116,100
      1,600        40,700       1,300       33,069       2,900       73,769
      9,033       333,656       8,207      303,146      15,956      589,375
      3,888        88,452       3,710       84,403       6,868      156,247
      1,700        33,363       1,600       31,400       3,400       66,725
          0           --            0          --            0          --
      8,074       205,887       7,412      189,006      14,474      369,087
      1,400        39,025       1,300       36,238       2,800       78,050
        700        33,250         600       28,500       1,300       61,750
      2,200        86,625       1,800       70,875       3,300      129,937
        700        26,250         600       22,500       1,400       52,500
        100        41,000         100       41,000         300      123,000
      8,745       205,508       7,858      184,663      20,291      476,838
      1,100         4,469       1,200        4,875       2,000        8,125
      4,756       247,312       4,432      230,464       8,361      434,772
      2,803       123,157       2,196       96,487       4,910      215,733
      1,919        53,732       1,862       52,136       3,920      109,760
      6,338       418,308       5,794      382,404      10,912      720,192
      2,091        86,777       1,813       75,240       3,694      153,301
      3,272       304,296       3,030      281,790       5,797      539,121
     11,091       643,971       9,628      559,026      19,652    1,141,044
      7,822       475,675       7,674      466,675      14,048      854,294
      5,749       337,754       5,006      294,103      12,449      731,379
      2,300        38,525       2,200       36,850       4,800       80,400
     17,648     1,005,935      16,066      915,761      30,902    1,761,413
      2,056       114,622       1,876      104,587       3,730      207,948
      3,700        70,300       3,500       66,500       7,550      143,450
     13,885       413,079      12,708      378,063      24,786      737,384
      1,200        17,100       1,200       17,100       2,500       35,625
        500         7,625         400        6,100       1,100       16,775
      2,808        90,558       2,680       86,430       5,616      181,116
        463        22,600         347       16,938         810       39,538
      5,514        81,332       4,954       73,072       4,470       65,932
      2,950       102,513       2,800       97,300       5,950      206,763
        700        14,700         700       14,700       1,400       29,400
      5,522       237,446       5,091      218,913       9,970      428,710
      2,600        79,138       2,500       76,094       5,400      164,363

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Provident Financial Group             100 $      3,763         300 $     11,475
Regions Financial Corp                940       32,548       2,527       87,497
Republic New York Corp                104        4,290         882       36,383
Ryder System Inc                      139        3,275         587       13,831
Sabre Group Holding Inc                 0          --          200        6,400
Schwab (Charles) Corp                 278        8,305       2,047       61,154
SLM Holding Corp                      250        8,969       1,300       46,638
Sovereign Bancorp Inc                 600        7,313       1,900       23,156
Spieker Properties Inc                300       10,669         800       28,450
Star Banc Corp                        500       27,438       1,400       76,825
State Street Boston Corp              245       12,755       1,267       65,963
Summit Bancorp                        204        6,962       1,455       49,652
SunTrust Banks Inc                    239       13,384       1,672       93,632
Synovus Financial Corp                337        6,129       2,115       38,467
TCF Financial Corp                    400        8,825       1,400       30,888
The Fund American Companies             0          --            0          --
Trustmark Corp                        300        5,213       1,000       17,375
U.S. Bancorp                        1,041       35,524       5,518      188,302
Union Planters Corp                   693       27,893       1,887       75,952
UnionBanCal Corp                      100        7,488         200       14,975
United Asset Management Corp          500       10,875       1,000       21,750
Valley National Bancorp               300        8,175         800       21,800
Wachovia Corp                         312       22,874       1,644      120,526
Washington Federal Inc                312        7,059         753       17,037
Washington Mutual Inc                 510       16,320       3,133      100,256
Wells Fargo & Co                      156       43,973         674      189,984
Wesco Financial Corp                    0          --            0          --
Westamerica Bancorp                   200        4,800         600       14,550
Westpac Banking Corp ADR
 (Australia)                        1,496       38,990       5,158      134,430
Wilmington Trust Corp                 192        8,976         510       23,843
Zions Bancorp                         400       15,350       1,000       38,375
                                          ------------             ------------
        TOTAL BANK & FINANCE
                     - VALUE              $  2,202,998             $ 10,088,276
                     -  COST              $  1,913,720             $  8,032,951
BASIC INDUSTRIES
PERCENT OF NET ASSETS                            0.26%                    0.58%
ASARCO Inc                             25 $        398         302 $      4,813
Avery-Dennison Corp                   100        5,369         866       46,493
Baker Hughes Inc                      590       10,764       3,706       67,625
Bemis Co                               42        1,507         448       16,072
Boise Cascade Corp                     69        1,686         403        9,848
Boise Cascade Office
 Products                               0          --          100        1,369
Bowater Inc                           195        7,373         810       30,628

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
        500  $     19,125         500 $     19,125       1,100 $     42,075
      4,931       170,719       4,991      172,796      10,588      366,609
      1,980        81,675       1,904       78,540       3,598      148,418
      1,367        32,210       1,303       30,702       2,460       57,964
        400        12,800         300        9,600         500       16,000
      4,757       142,115       4,045      120,844      10,709      319,931
      3,050       109,419       2,700       96,863       7,400      265,475
      3,700        45,094       3,200       39,000       6,800       82,875
      1,500        53,344       1,400       49,788       3,000      106,688
      2,600       142,675       2,500      137,188       5,400      296,325
      2,832       147,441       2,415      125,731       6,526      339,760
      3,257       111,145       3,071      104,798       5,817      198,505
      3,854       215,824       3,576      200,256       6,943      388,808
      4,636        84,317       4,222       76,788      10,618      193,115
      2,600        57,363       2,500       55,156       5,300      116,931
          0           --            0          --          100       12,800
      1,800        31,275       1,700       29,538       3,700       64,288
     12,879       439,496      11,365      387,831      28,073      957,991
      3,478       139,990       3,281      132,067       7,052      283,843
        300        22,463         300       22,463         600       44,925
      1,800        39,150       1,700       36,975       3,700       80,475
      1,500        40,875       1,400       38,150       3,000       81,750
      3,795       278,221       3,438      252,048       6,728      493,246
      1,528        34,571       1,395       31,562       3,037       68,712
      7,122       227,904       6,217      198,944      12,604      403,328
      1,575       443,953       1,424      401,390       2,773      781,639
          0           --            0          --          100       28,475
      1,200        29,100       1,100       26,675       2,300       55,775
     11,559       301,256      11,324      295,132      20,465      533,369
        949        44,366         904       42,262       1,875       87,656
      1,900        72,913       1,800       69,075       3,900      149,663
             ------------             ------------             ------------
             $ 22,212,949             $ 20,416,520             $ 41,724,600
             $ 16,885,514             $ 15,764,261             $ 37,412,831
                    0.88%                    1.07%                    1.29%
        875  $     13,945         621 $      9,897       1,370 $     21,834
      1,922       103,187       1,659       89,068       4,073      218,669
      8,439       154,004       5,432       99,128      10,401      189,820
        975        34,978         892       32,001       1,634       58,620
      1,147        28,030         996       24,340       1,823       44,550
        800        10,950         200        2,738         400        5,475
      1,452        54,904       1,107       41,858       2,275       86,023

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Broken Hill Propriety Co Ltd
 ADR (Australia)                      590 $      8,113       2,278 $     31,323
Champion International Corp           142        4,686         801       26,433
Chesapeake Corp                       256        8,384         200        6,550
Consolidated Papers Inc               172        4,311         760       19,048
Crown Vantage Inc                      21           79          48          180
Cyprus Amax Minerals                  140        1,286         800        7,350
Deltic Timber Corp                    140        3,168         165        3,733
Dover Corp                            310        8,448       1,748       47,633
Fort James Corp                       276        8,039       1,746       50,852
Georgia-Pacific Corp                  137        5,874         693       29,712
Glatfelter (P H) Co                   486        5,650         280        3,255
Harnischfeger Industries Inc          110        1,767         405        6,505
Homestake Mining Co                   222        1,970       1,787       15,860
Ikon Office Solutions Inc             194        1,079       1,028        5,718
Inco Ltd                              236        1,977       1,269       10,628
Longview Fibre Co                     554        5,402         540        5,265
Louisiana-Pacific Corp                123        2,322         942       17,780
LTB Corp                              900        4,894       1,400        7,613
Mark IV Industries Inc                247        3,504         532        7,548
Mead Corp                             112        3,066         875       23,953
Minnesota Mining &
 Manufacturing Co                     585       40,073       3,065      209,952
Mitsubishi Corp ADR (Japan)         3,294       35,602      17,925      193,735
NACCO Industries Inc Class A           18        1,715          48        4,572
Newmont Gold Co                       100        1,488         100        1,488
Newmont Mining Corp                   164        2,245       1,236       16,918
Potlatch Corp                         102        3,353         245        8,054
Rayonier Inc                          156        6,084         450       17,550
Sealed Air Corp+                      222        7,992         740       26,640
Smith International Inc               214        3,772         700       12,338
St Joe Paper Corp                     300        6,019         400        8,025
Stone Container Corp+                  87          908         850        8,872
U.S. Industries Inc                   327        4,537       1,330       18,454
Union Camp Corp                        75        2,780         544       20,162
Unisource Worldwide Inc                94          623         665        4,406
Varco International Inc               584        4,161         400        2,850
Varian Associates Inc                 177        6,029         490       16,691
Watts Industries Inc Class A          308        5,140           0          --
Wausau-Mosinee Paper Corp             392        4,998         316        4,029
Westvaco Corp                         206        4,326         832       17,472
Weyerhauser Co                        269       10,104       1,619       60,814

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
      5,041  $     69,314       5,193 $     71,404       9,571 $    131,601
      1,832        60,456       1,643       54,219       3,114      102,762
        361        11,823         266        8,712         650       21,288
      1,540        38,596       1,380       34,586       3,040       76,190
        104           390          81          304         132          495
      1,856        17,052       1,645       15,113       3,034       27,875
        307         6,946         199        4,502         334        7,557
      4,052       110,417       3,418       93,141       8,794      239,636
      3,964       115,452       3,319       96,666       6,863      199,885
      1,689        72,416       1,636       70,144       2,997      128,496
        769         8,940         489        5,685         770        8,951
        998        16,030         854       13,717       1,480       23,773
      4,161        36,929       3,596       31,914       6,826       60,581
      2,671        14,857       2,325       12,933       4,316       24,008
      3,005        25,167       2,850       23,869       5,233       43,826
        890         8,677         575        5,606       1,330       12,968
      2,021        38,146       1,874       35,372       3,516       66,365
      2,800        15,225       2,700       14,681       5,900       32,081
      1,070        15,181         862       12,230       2,175       30,858
      1,911        52,314       1,840       50,370       3,312       90,666
      7,072       484,432       6,229      426,687      15,246    1,044,351
     42,788       462,457      40,900      442,051      78,390      847,247
        152        14,478         149       14,192         269       25,622
        300         4,463         200        2,975         300        4,463
      2,805        38,393       2,693       36,860       4,961       67,904
        540        17,753         532       17,490         865       28,437
        862        33,618         826       32,214       1,619       63,141
      1,622        58,392       1,339       48,204       4,853      174,708
      1,297        22,860       1,227       21,626       2,600       45,825
        800        16,050         600       12,038       1,600       32,100
      2,014        21,021       1,679       17,525       3,154       32,920
      2,583        35,839       2,528       35,076       5,337       74,051
      1,274        47,218       1,251       46,365       2,201       81,575
      1,174         7,778       1,092        7,235       2,674       17,715
      1,048         7,467         748        5,330       1,900       13,538
        835        28,442         790       26,909       1,765       60,120
        464         7,743         334        5,574           0          --
        572         7,293         407        5,189         371        4,730
      1,803        37,863       1,807       37,947       3,274       68,754
      3,699       138,944       3,441      129,253       6,592      247,612

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Whitman Corp                          564 $      8,742       1,477 $     22,893
Willamette Industries Inc             219        5,393         920       22,655
                                          ------------             ------------
      TOTAL BASIC INDUSTRIES
                     - VALUE              $    277,200             $  1,202,357
                     -  COST              $    376,222             $  1,639,349
BEVERAGES
PERCENT OF NET ASSETS                            0.72%                    1.60%
Anheuser-Busch Inc                    752 $     34,686       3,700 $    170,663
Cadbury Schweppes PLC ADR
 (UK)                               1,257       69,920       4,362      242,636
Coca-Cola Co                        3,537      230,346      18,399    1,198,234
Coca-Cola Enterprises Co            1,036       24,605       3,130       74,338
Coors (Adolph) Co Class B              69        2,846         243       10,024
Diageo PLC ADR (UK)                 3,357      126,936      11,995      453,560
Hanson PLC ADR (UK)                 2,129       52,427       7,456      183,604
Kirin Brewery Co ADR (Japan)        1,597      133,947       6,002      503,417
Louis Vuitton Moet Hennessey
 ADR (France)                         837       26,679       3,021       96,294
Pepsico Inc                         2,162       59,860      11,152      308,771
Seagrams Co Ltd                       444       13,709       2,775       85,678
                                          ------------             ------------
             TOTAL BEVERAGES
                     - VALUE              $    775,961             $  3,327,219
                     -  COST              $    718,489             $  2,920,745
BIOTECHNOLOGY
PERCENT OF NET ASSETS                            0.04%                    0.05%
Agouron Pharmaceuticals Inc             0 $        --          300 $      5,775
Beckman Coulter Inc                    94        5,205         450       24,919
Biogen Inc                            418       19,333         960       44,400
Chiron Corp                           496        7,130       1,192       17,135
Genzyme Corp--General
 Division+                            326        8,802         420       11,340
Genzyme Corp--Tissue Repair            44          127          12           35
Quest Diagnostics Inc                  46          765         240        3,990
                                          ------------             ------------
         TOTAL BIOTECHNOLOGY
                     - VALUE              $     41,362             $    107,594
                     -  COST              $     32,356             $    108,982
BROADCASTING
PERCENT OF NET ASSETS                            0.19%                    0.43%
British Sky Broadcasting ADR
 (UK)                                 617 $     28,883       2,285 $    106,967
Chancellor Media Corp Class
 A                                    600       21,413       1,700       60,669
Clear Channel Communications
 Inc                                  408       18,360       1,984       89,280
Hearst-Argyle Television              200        6,400         700       23,056
Heftel Broadcasting Corp              100        2,988         300        9,075
Jacor Communications Inc+               0          --          100        5,900

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
      2,851  $     44,190       2,694 $     41,757       5,765 $     89,358
      2,062        50,777       1,958       48,216       3,576       88,059
             ------------             ------------             ------------
             $  2,721,797             $  2,414,911             $  5,067,083
             $  3,688,318             $  3,305,749             $  7,139,125
                    2.47%                    3.14%                    3.91%
      8,438  $    389,203       7,466 $    344,369      18,312 $    844,641
      9,781       544,068       9,627      535,502      17,462      971,324
     42,957     2,797,574      37,807    2,462,180      93,360    6,080,069
      5,964       141,645       5,644      134,045      12,065      286,544
        738        30,443         656       27,060       1,159       47,809
     26,742     1,011,181      26,282      993,787      48,024    1,815,906
     16,587       408,455      16,287      401,064      29,795      733,702
     14,486     1,215,012      13,780    1,155,797      26,502    2,222,854
      6,822       217,451       6,683      213,021      12,213      389,289
     25,949       718,463      22,765      630,306      56,369    1,560,716
      6,386       197,168       5,840      180,310      11,229      346,695
             ------------             ------------             ------------
             $  7,670,663             $  7,077,441             $ 15,299,549
             $  6,697,221             $  6,255,824             $ 14,045,697
                    0.06%                    0.09%                    0.10%
        500  $      9,625         500 $      9,625       1,100 $     21,175
        850        47,069         805       44,577       1,580       87,493
      1,782        82,418       1,722       79,643       3,690      170,663
      2,324        33,408       2,200       31,625       4,652       66,873
        734        19,818         744       20,088       1,500       40,500
         71           204          52          150          54          155
        515         8,562         389        6,467         825       13,716
             ------------             ------------             ------------
             $    201,104             $    192,175             $    400,575
             $    203,545             $    179,527             $    404,634
                    0.64%                    0.81%                    0.95%
      5,117  $    239,540       5,040 $    235,935       9,202 $    430,769
      3,200       114,200       3,000      107,063       6,500      231,969
      4,596       206,820       4,138      186,210       8,098      364,410
      1,300        42,819       1,300       42,819       2,700       88,931
        700        21,175         600       18,150       1,300       39,325
        300        17,700         200       11,800         600       35,400

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Kingworld Productions                 104 $      2,184         580 $     12,180
MediaOne Group Inc+                   820       33,620       4,940      202,540
TCA Cable TV Inc                      532       12,236           0          --
TCI Satellite Entertainment
 Class A                              107          428         543        2,172
Tele-Communications Inc
 Class A+                             776       25,608       3,851      127,083
Tele-Communications
 International Inc Class A            300        6,225         300        6,225
Tribune Co                            141        9,086         967       62,311
Univision Communications Inc            0          --          300        7,988
USA Networks Inc                      522       10,244       1,428       28,025
Viacom Inc Class B+                   487       24,167       2,910      144,409
                                          ------------             ------------
          TOTAL BROADCASTING
                     - VALUE              $    201,842             $    887,880
                     -  COST              $    149,852             $    654,151
BUILDING MATERIALS &
 SERVICES
PERCENT OF NET ASSETS                            0.15%                    0.28%
AMBAC Inc                             300 $     14,156         900 $     42,469
American Standard Co Inc              200        7,825         700       27,388
Cooper Industries Inc                 133        5,661         984       41,882
Corning Inc                           320        7,880       1,743       42,921
Cytec Industries Inc                  100        2,288         500       11,438
Dal Tile International Inc              0          --            0          --
Danaher Corp                          400       14,500       1,160       42,050
Diebold Inc                           366        8,006       1,035       22,641
Fastenal Co                           100        2,919         400       11,675
Georgia-Pacific (Timber
 Group)                               437        8,795       1,293       26,022
Kennametal Inc                        300        7,781         300        7,781
Lafarge Corp                          300        8,569         400       11,425
Lawson Products Inc                     0          --            0          --
Martin Marietta Inc                     0          --          100        4,263
Owens Corning Fiberglass
 Corp                                  28          982         411       14,411
Owens Illinois Inc+                   206        6,425       1,258       39,234
PPG Industries Inc                    205       10,417       1,464       74,389
Snap-On Inc                           138        3,623         477       12,521
Southdown Inc                         175        7,394         600       25,350
Stanley Works                         112        4,410         766       30,161
USG Corp                              200        8,600         500       21,500
Valspar Corp                          200        6,650         600       19,950
Vulcan Materials Co                   200       22,300         400       44,600
                                          ------------             ------------
  TOTAL BUILDING MATERIALS &
                    SERVICES
                     - VALUE              $    159,181             $    574,071
                     -  COST              $    125,063             $    563,287

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
      1,398  $     29,358       1,268 $     26,628       2,324 $     48,804
     11,184       458,544      10,197      418,077      19,985      819,385
        742        17,066         552       12,696           0          --
      1,150         4,600         883        3,532       1,866        7,464
      8,784       289,872         400        8,300      20,522      677,226
        500        10,375       7,934      261,822         800       16,600
      2,199       141,698       1,995      128,553       3,999      257,686
        500        13,313         400       10,650       1,000       26,625
      2,699        52,968       2,544       49,926       5,512      108,173
      6,602       327,624       6,039      299,685      11,580      574,657
             ------------             ------------             ------------
             $  1,987,672             $  1,821,846             $  3,727,424
             $  1,456,790             $  1,333,977             $  2,789,058
                    0.38%                    0.50%                    0.59%
      1,700  $     80,219       1,600 $     75,500       3,500 $    165,156
      1,300        50,863       1,200       46,950       2,600      101,725
      2,238        95,255       2,150       91,509       3,937      167,569
      4,238       104,361       3,778       93,033       9,091      223,866
        900        20,588         900       20,588       1,800       41,175
          0           --            0          --          200        1,700
      2,224        80,620       2,144       77,720       4,560      165,300
      1,909        41,759       1,791       39,178       3,855       84,328
        800        23,350         700       20,431       1,500       43,781
      2,489        50,091       3,236       65,125       5,697      114,652
        411        10,660         300        7,781         600       15,563
        800        22,850         800       22,850       1,700       48,556
        197         4,272           0          --            0          --
        200         8,525         200        8,525         400       17,050
      1,017        35,659         946       33,169       1,995       69,950
      2,841        88,604       2,301       71,762       5,015      156,405
      3,243       164,785       2,991      151,980       5,821      295,780
      1,061        27,851       1,087       28,534       1,908       50,085
      1,053        44,489         978       41,321       2,200       92,950
      1,559        61,386       1,487       58,551       3,570      140,569
        900        38,700         900       38,700       1,800       77,400
      1,100        36,575       1,000       33,250       2,100       69,825
        800        89,200         800       89,200       1,700      189,550
             ------------             ------------             ------------
             $  1,180,662             $  1,115,657             $  2,332,935
             $  1,148,976             $  1,113,713             $  2,546,284

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
BUSINESS SERVICES
PERCENT OF NET ASSETS                            0.13%                    0.25%
Accustaff Inc                         500 $      6,250       1,400 $     17,500
APAC Teleservices Inc                 100          313         200          625
Apollo Group Inc                      200        6,075         550       16,706
Cendant Corp+                         772        8,926       6,877       79,515
Concord EFS Inc                       450        8,888       1,200       23,700
Dun & Bradstreet Corp                 180        4,230       1,435       33,723
Ecolab Inc                            124        3,449       1,006       27,979
Intl Technology Corp+                   0          --            0          --
Kelly Services Inc Class A            106        2,716         220        5,638
Manpower Inc                          400        8,150       1,100       22,413
Nielson (A C) Corp                     73        1,465         453        9,088
Ogden Corp                            101        2,329         625       14,414
Olsten Corp                           291        1,710         525        3,084
Paychex Inc                           727       27,626       1,990       75,620
Paymentech Inc                          0          --          100        1,144
Quintiles Transnational Corp          200        7,150         800       28,600
Reuters Group PLC ADR (UK)            654       31,147       2,213      105,394
Robert Half International
 Inc                                  300       14,400       1,050       50,400
Rollins Inc                           388        7,105         210        3,846
Security Dynamics Technology
 Inc                                    0          --          500        4,688
Teletech Holdings Inc                   0          --          100          838
                                          ------------             ------------
     TOTAL BUSINESS SERVICES
                     - VALUE              $    141,929             $    524,915
                     -  COST              $    171,600             $    651,609
CHEMICALS
PERCENT OF NET ASSETS                            0.61%                    1.29%
Air Products & Chemicals Inc          260 $      7,946       1,896 $     57,947
Airgas Inc                            400        4,750         700        8,313
Albemarle Corp                        313        5,262         260        4,371
Autoliv Inc                           544       16,048       1,499       44,221
Betz Labs Inc                          96        5,904         440       27,060
Cabot Corp                            310        6,743       1,040       22,620
ChemFirst Inc                          35          602          84        1,444
Clorox Co                              94        9,065         808       77,922
Courtaulds PLC ADR (UK)            11,958       80,716      42,819      289,028
Crompton & Knowles Corp               450        6,581       1,040       15,210
Dow Chemical Co                       341       26,598       1,789      139,542
Du Pont (E I) De Nemours            1,640       94,607       8,423      485,901
Eastman Chemical Co                   124        6,394         646       33,309
Ethyl Corp                          1,031        4,382       1,010        4,293
EVI Weatherford Inc+                  580        8,845       1,175       17,919
Ferro Corp                            457        9,226         375        7,570

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
                    0.35%                    0.44%                    0.54%
      2,700  $     33,750       2,400 $     30,000       5,100 $     63,750
        400         1,250         400        1,250         600        1,875
      1,100        33,413       1,050       31,894       2,200       66,825
     15,652       180,976      13,082      151,261      27,788      321,299
      2,350        46,413       2,150       42,463       4,700       92,825
      3,141        73,814       2,743       64,461       6,906      162,291
      2,478        68,919       2,058       57,238       4,878      135,669
        137           788           0          --            0          --
        389         9,968         319        8,174         885       22,678
      2,200        44,825       2,100       42,788       4,400       89,650
        918        18,417         707       14,184       1,530       30,696
      1,284        29,612       1,206       27,813       2,544       58,671
      1,117         6,562         988        5,805       2,216       13,019
      3,706       140,828       3,560      135,280       7,568      287,584
          0           --          200        2,288         400        4,575
      1,400        50,050       1,400       50,050       2,900      103,675
      4,944       235,458       4,831      230,076       8,853      421,624
      1,900        91,200       1,850       88,800       3,900      187,200
        645        11,812         400        7,325         675       12,361
      1,000         9,375       1,000        9,375       2,100       19,688
          0           --            0          --          300        2,513
             ------------             ------------             ------------
             $  1,087,430             $  1,000,525             $  2,098,468
             $  1,346,206             $  1,375,617             $  2,915,749
                    1.92%                    2.45%                    2.96%
      4,270  $    130,502       4,052 $    123,839       7,636 $    233,375
      1,400        16,625       1,400       16,625       3,000       35,625
        612        10,289         432        7,263         986       16,577
      2,869        84,636       2,733       80,624       5,810      171,395
        827        50,860         707       43,481       1,605       98,708
      1,972        42,891       1,832       39,846       3,990       86,783
        314         5,397         224        3,850         348        5,981
      1,810       174,552       1,597      154,011       4,205      405,520
     95,146       642,236      93,553      631,483     171,045    1,154,554
      1,985        29,031       1,870       27,349       4,030       58,939
      4,111       320,658       3,778      294,684       7,497      584,766
     19,601     1,130,732      17,308      998,454      42,640    2,459,794
      1,415        72,961       1,375       70,898       2,585      133,289
      2,029         8,623       1,308        5,559       2,530       10,753
      2,204        33,611       2,055       31,339       5,105       77,851
        654        13,203         496       10,013       1,222       24,669

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FMC Corp+                               2 $        104         238 $     12,317
Fuller (H B) Co                         0          --            0          --
Geon Co                                 0          --            0          --
Georgia Gulf Corp                     237        4,073         360        6,188
Goodrich (B F) Co                      92        2,490         626       16,941
Grace (W R) Co+                        42          541         636        8,189
Great Lakes Chemical Corp              77        3,013         438       17,137
Hanna (M A) Co                        280        3,483         650        8,084
Hercules Inc                           92        2,352         778       19,888
IMC Global Inc                        436        8,012       1,426       26,203
Imperial Chemical Industries
 PLC ADR (UK)                         959       40,877       3,641      155,198
International Flavor &
 Fragrances                           176        6,820         843       32,666
Johns Manville Corp                     0          --          400        5,475
Lawter International Inc                0          --            0          --
Lubrizol Corp                         329        7,526         860       19,673
Lyondell Petrochemical                176        3,795         580       12,506
Millennium Chemicals Inc              310        6,704       1,135       24,544
Mississippi Chemical Corp              11          138          28          352
Monsanto Co                           840       45,938       4,481      245,055
Montedison Spa ADR (Italy)          4,254       42,274      15,207      151,120
Morton International Inc              238        5,296       1,072       23,852
Nalco Chemical Co                      74        2,141         539       15,597
Octel Corp                             19          292         134        2,060
OEA Inc                                 0          --            0          --
Olin Corp                             270        7,594         660       18,563
Praxair Inc                           218        7,821       1,291       46,315
Premark International Inc             461       12,188         806       21,309
Rhone Poulenc Rorer Class A         1,934       88,963       7,055      324,530
Rohm & Haas Co                         71        6,128         535       46,177
RPM Inc                               472        6,166       1,358       17,739
Rubbermaid Inc                        162        4,121       1,229       31,263
Schulman (A) Inc                      403        6,398         420        6,668
Sigma-Aldrich Corp                    128        3,552         798       22,145
Solutia Inc                           543       12,184       1,646       36,932
Terra Industries Inc                  500        2,500         400        2,000
Union Carbide Corp                    145        5,827       1,071       43,041
USEC Inc                              500        7,313       1,400       20,475
Valhi Inc                               0          --            0          --
Wellman Inc                           363        4,152         280        3,203
                                          ------------             ------------
             TOTAL CHEMICALS
                     - VALUE              $    654,445             $  2,680,075
                     -  COST              $    657,903             $  2,470,830

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
        628  $     32,499         681 $     35,242       1,198 $     61,997
        225        10,688           0          --            0          --
          0           --            0          --          300        5,813
        745        12,805         465        7,992         640       11,000
      1,413        38,239       1,211       32,773       2,353       63,678
      1,336        17,201       1,126       14,497       2,898       37,312
      1,100        43,038       1,045       40,886       1,912       74,807
      1,167        14,515         900       11,194       2,462       30,621
      1,716        43,865       1,661       42,459       3,223       82,388
      2,745        50,439       2,593       47,646       5,510      101,246
      8,053       343,259       7,860      335,033      14,380      612,947
      1,874        72,617       1,798       69,672       4,289      166,199
        900        12,319         600        8,213       1,800       24,637
        677         5,162           0          --            0          --
      1,617        36,989       1,442       32,986       3,200       73,200
      1,117        24,085       1,092       23,546       2,245       48,408
      2,112        45,672       1,946       42,082       4,246       91,820
        105         1,319          74          930         116        1,457
     10,379       567,602       9,124      498,969      22,600    1,235,938
     33,629       334,188      33,130      329,229      60,617      602,381
      2,376        52,866       2,344       52,154       4,114       91,537
      1,188        34,378       1,152       33,336       2,099       60,740
        300         4,613         261        4,013         478        7,349
        308         2,387         223        1,728           0          --
      1,278        35,944       1,258       35,381       2,660       74,813
      2,940       105,473       2,692       96,576       5,200      186,550
      1,533        40,529       1,496       39,550       3,150       83,278
     15,736       723,856      15,506      713,276      28,375    1,305,249
      1,160       100,123       1,033       89,161       1,972      170,208
      2,597        33,923       2,507       32,748       5,385       70,342
      2,751        69,979       2,610       66,392       4,926      125,305
        686        10,890         616        9,779       1,185       18,812
      1,849        51,310       1,719       47,702       3,169       87,940
      3,197        71,733       3,020       67,761       6,439      144,475
        700         3,500         500        2,500       1,100        5,500
      2,504       100,630       2,179       87,569       3,954      158,901
      2,800        40,950       2,600       38,025       5,600       81,900
          0           --            0          --          300        3,731
        495         5,662         365        4,175         845        9,665
             ------------             ------------             ------------
             $  5,962,054             $  5,534,493             $ 11,570,723
             $  5,454,698             $  5,082,758             $ 11,103,438

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMERCIAL SERVICES
PERCENT OF NET ASSETS                            0.03%                    0.04%
Nielson Media Research                 60 $        540         444 $      3,996
ServiceMaster Co                      900       18,844       2,550       53,391
Stewart Enterprises Inc
 Class A                              500        9,813       1,300       25,513
Valassis Communications Inc+          100        2,981         300        8,944
                                          ------------             ------------
   TOTAL COMMERCIAL SERVICES
                     - VALUE              $     32,178             $     91,844
                     -  COST              $     32,833             $     95,801
COMPUTER SOFTWARE
PERCENT OF NET ASSETS                            1.06%                    2.18%
3Com Corp+                            590 $     13,976       2,875 $     68,102
Adobe Systems Inc                     122        3,203         563       14,779
Altera Corp+                          420       12,233       1,220       35,533
America Online Inc                  1,100       90,130       3,000      245,813
Anixter International Inc             500        8,125         500        8,125
At Home Corp Series A                 100        2,825         300        8,550
Autodesk Inc                           86        2,010         416        9,724
Automatic Data Processing             409       26,074       2,288      145,860
Bay Networks Inc+                     302        9,060       1,780       53,400
BEA Systems Inc                         0          --          100        1,525
BMC Software Inc                    1,024       43,328       3,060      129,476
Broderbund Software Inc               200        2,788         200        2,788
Cadence Design Systems Inc            964       20,365       2,824       59,657
Cambridge Technology
 Partners                             100        3,244         400       13,000
Ceridian Corp+                        131        6,354         532       25,802
Choicepoint Inc                       141        5,587         140        5,548
CIBER Inc                             200        5,025         400       10,050
Citrix Systems Inc                    200       11,525         550       31,694
Computer Associates
 International Inc                    764       20,628       4,167      112,509
Computer Sciences Corp                282       15,951       1,232       69,685
Compuware Corp                        800       36,350       2,200       99,963
CSK Corp ADR (Japan)                1,916       34,009       7,500      133,125
DST Systems Inc                       200       11,300         400       22,600
Electronic Arts Inc                   300       11,438         800       30,500
Electronic Data Systems Corp        1,788       59,898       4,530      151,755
First Data Corp                       563       11,647       3,600       74,475
Fiserv Inc                            325       12,675       1,095       42,705
Gartner Group Inc Class A+            200        4,625         700       16,188
HBO & Co                              618       13,133       3,366       71,528
I2 Technologies Inc                     0          --          200        2,825
IMS Health Inc                        180        9,900       1,232       67,760
Information Resources Inc+              0          --            0          --
Informix Corp                       1,390        4,865       1,320        4,620

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
                    0.06%                    0.07%                    0.09%
      1,023  $      9,210         888 $      7,995       2,120 $     19,080
      4,950       103,641       4,650       97,359      10,050      210,422
      2,500        49,063       2,300       45,138       5,000       98,125
        600        17,888         500       14,906       1,100       32,794
             ------------             ------------             ------------
             $    179,802             $    165,398             $    360,421
             $    188,279             $    175,302             $    377,380
                    3.22%                    4.00%                    5.29%
      6,587  $    156,030       5,778 $    136,866      11,626 $    275,391
      1,223        32,104       1,247       32,734       2,304       60,480
      2,436        70,948       2,296       66,871       4,880      142,130
      5,700       467,044       5,400      442,463      11,600      950,475
        500         8,125         700       11,375       1,200       19,500
        500        14,250         500       14,250       1,100       31,350
        971        22,697         759       17,742       1,817       42,472
      5,279       336,536       4,654      296,693      12,148      774,435
      4,071       122,130       3,864      115,920       7,210      216,300
        200         3,050         200        3,050         400        6,100
      5,764       243,889       5,504      232,888      11,760      497,595
        200         2,788         200        2,788         500        6,969
      5,350       113,019       5,090      107,526      10,930      230,896
        700        22,750         600       19,500       1,400       45,500
      1,316        63,826       1,169       56,697       3,133      151,950
        364        14,424         267       10,580         484       19,179
        800        20,100         800       20,100       1,700       42,713
      1,050        60,506       1,050       60,506       2,200      126,775
      9,686       261,522       8,303      224,181      22,060      595,620
      2,752       155,660       2,496      141,180       5,032      284,623
      4,100       186,294       3,900      177,206       8,400      381,675
     17,900       317,725      17,111      303,720      32,802      582,236
        800        45,200         800       45,200       1,700       96,050
      1,500        57,188       1,500       57,188       3,100      118,188
      9,091       304,549       8,876      297,346      19,000      636,500
      8,248       170,631       7,509      155,342      14,049      290,639
      2,099        81,842       1,993       77,727       4,242      165,438
      1,300        30,063       1,200       27,750       2,500       57,813
      7,598       161,458       6,582      139,868      17,006      361,378
        300         4,238         200        2,825         400        5,650
      2,870       157,850       2,465      135,575       6,360      349,800
        403         3,929           0          --            0          --
      3,118        10,913       2,138        7,483       5,180       18,130

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Intuit Inc                            200 $      6,838         700 $     23,931
J.D. Edwards & Co                     100        4,000         400       16,200
Keane Inc                             300       12,600       1,000       42,000
LHS Group Inc                         100        4,050         200        8,450
Mentor Graphics Corp                  600        4,163         700        4,856
Microsoft Corp                      3,538      339,426      18,322    1,757,766
MobileMedia Corp                      300          150         200          100
National Data Corp                    200        7,000         500       17,500
NEC Corp ADR (Japan)                1,183       42,292       4,563      163,127
Netscape Communications Corp          301        5,437         905       16,347
Network Associates Inc                625       20,156       1,875       60,469
Novell Inc+                           535        5,083       2,846       27,037
Objective Systems Integrator
 C                                      0          --          100          513
Oracle Systems Corp+                1,406       28,032       7,418      147,896
Parametric Technology Corp            250        2,563       2,106       21,587
Peoplesoft Inc                        800       22,500       2,300       64,688
Platinum Technology Inc               300        5,625       1,000       18,750
Renaissance Worldwide Inc               0          --          400        4,000
Reynolds & Reynolds Co Class
 A                                    346        4,368         920       11,615
Shiva Corp                            300        1,294         300        1,294
Siebel Systems Inc                    300        5,625         702       13,163
SPS Transaction Services Inc            0          --          100        3,119
Sterling Commerce Inc+                377       12,441       1,137       37,521
Sterling Software Inc                 300        6,169         900       18,506
Storage Technology Corp               518       11,267       1,570       34,147
Stratus Computer Inc                  161        4,045         310        7,789
Structural Dynamics Research          303        2,727           0          --
Sun Microsystems Inc+                 522       20,684       3,050      120,856
Sungard Data Systems Inc              400       12,675       1,300       41,194
Symantec Corp                         378        6,190         800       13,100
Synopsys Inc                          400       10,450         800       20,900
Total System Services Inc             450        7,256         550        8,869
Veritas Software Corp                 200        8,975         600       26,925
Yahoo! Inc                            200       13,600         300       20,700
                                          ------------             ------------
     TOTAL COMPUTER SOFTWARE
                     - VALUE              $  1,149,952             $  4,544,579
                     -  COST              $  1,035,521             $  3,591,221
COMPUTER SYSTEMS
PERCENT OF NET ASSETS                            0.57%                    1.53%
Adaptec Inc                           500 $      5,750       1,700 $     19,550
Apple Computer Inc+                   235        7,329       1,090       33,994
Aztec Technology Partners
 Inc                                    0          --          184          968
Cabletron Systems Inc+                257        1,799       1,334        9,338
Cisco Systems Inc                   1,464      119,864       7,591      621,512

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
      1,300  $     44,444       1,300 $     44,444       2,700 $     92,306
        700        28,350         700       28,350       1,400       56,700
      1,900        79,800       1,800       75,600       3,800      159,600
        400        16,900         300       12,675         800       33,800
        852         5,911       1,000        6,938       1,600       11,100
     42,940     4,119,555      37,728    3,619,529      93,116    8,933,315
        400           200         300          150         700          350
        900        31,500         900       31,500       1,900       66,500
     11,010       393,608      10,514      375,876      20,099      718,539
      1,716        30,995       1,620       29,261       3,545       64,032
      3,600       116,100       3,112      100,362       6,575      212,044
      6,445        61,227       6,017       57,161      11,183      106,239
          0           --            0          --          200        1,025
     16,917       337,283      14,916      297,388      36,817      734,039
      4,698        48,155       4,124       42,271      10,008      102,582
      4,400       123,750       4,200      118,125       9,000      253,125
      1,900        35,625       1,600       30,000       3,500       65,625
        800         8,000         600        6,000       1,700       17,000
      1,712        21,614       1,652       20,857       3,500       44,188
        600         2,588         400        1,725         600        2,588
      1,308        24,525       1,306       24,488       2,716       50,925
          0           --            0          --          200        6,238
      2,154        71,082       1,996       65,868       4,274      141,042
      1,800        37,013       1,700       34,956       3,600       74,025
      2,968        64,554       2,834       61,639       6,050      131,588
        666        16,733         471       11,834       1,350       33,919
        434         3,906         319        2,871           0          --
      6,929       274,562       6,142      243,377      12,427      492,420
      2,600        82,388       2,400       76,050       5,200      164,775
      1,636        26,790       1,561       25,561       3,200       52,400
      1,600        41,800       1,500       39,188       3,300       86,212
      1,000        16,125       1,000       16,125       2,100       33,863
      1,100        49,363       1,050       47,119       2,200       98,725
        600        41,400         600       41,400       1,200       82,800
             ------------             ------------             ------------
             $  9,979,124             $  9,029,828             $ 20,707,579
             $  7,659,998             $  7,164,557             $ 17,053,866
                    2.39%                    2.90%                    3.86%
      3,200  $     36,800       2,900 $     33,350       6,200 $     71,300
      2,447        76,316       2,328       72,604       4,244      132,360
        384         2,016         323        1,694         729        3,829
      3,094        21,658       2,697       18,879       4,926       34,482
     17,853     1,461,713      15,647    1,281,098      38,701    3,168,643

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                        LifePath 2000            LifePath 2010
                             ------------------------ ------------------------
                                  Shares        Value      Shares        Value

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Cognex Corp                            0 $        --          300 $      4,200
Compaq Computer Corp               2,267       63,334      13,322      372,182
Comverse Technology Inc+             200        7,700         600       23,100
Data General Corp+                    64          480         444        3,330
Dell Computer Corp                   908       90,799       4,776      477,599
EMC Corp                             638       28,830       3,800      171,713
Exabyte Corp+                          0          --            0          --
Gateway 2000 Inc+                    200        9,463         700       33,119
Harris Corp                          104        3,315         692       22,058
Hewlett-Packard Co                 1,374       66,724       8,303      403,213
Intergraph Corp                       54          341         367        2,317
International Business
 Machine Corp                      1,380      155,422       7,002      788,599
Iomega Corp                        1,200        4,650       3,300       12,169
Komag Inc                            400        1,100         600        1,650
NCR Corp                             471       12,452       1,459       38,572
Quantum Corp                         500        5,719       1,900       21,731
Rational Software Corp                 0          --          900       10,013
Seagate Technology Inc+              397        6,948       1,979       34,633
Sequent Computer Systems             340        2,189           0          --
Shared Medical System Corp            42        2,242         155        8,273
Silicon Graphics Inc+                284        2,574       1,549       14,038
Sybase Inc                           700        4,813         700        4,813
Unisys Corp+                         280        5,023       1,892       33,938
Unova Inc+                            34          542         434        6,917
Wallace Computer Services
 Inc                                  90        1,457         200        3,238
Western Digital Corp                 700        5,775       1,300       10,725
Xylan Corp                           100        1,525         100        1,525
                                         ------------             ------------
     TOTAL COMPUTER SYSTEMS
                    - VALUE              $    618,159             $  3,189,027
                    -  COST              $    524,272             $  2,042,454
CONTAINER & PACKAGING
PERCENT OF NET ASSETS                           0.07%                    0.15%
Ball Corp                             54 $      2,018         196 $      7,326
Crown Cork & Seal Co                 185        6,059         969       31,735
First Brands Corp                    486        9,690         480        9,570
International Paper Co               422       15,614       2,516       93,092
Jefferson Smurfit Corp               700        7,875         800        9,000
Jefferson Smurfit Group ADR
 (Ireland)                           685       14,385       2,460       51,660
Sonoco Products                      426       10,916       1,464       37,515
Temple-Inland Inc                     49        2,196         485       21,734

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
        700  $      9,800         600 $      8,400       1,300 $     18,200
     30,437       850,334      26,894      751,350      54,036    1,509,630
      1,200        46,200       1,100       42,350       2,400       92,400
      1,001         7,508         772        5,790       1,522       11,415
     11,204     1,120,399       9,822      982,199      24,388    2,438,799
      8,688       392,589       7,594      343,154      20,046      905,829
        340         1,828           0          --            0          --
      2,800       132,475       2,500      118,281       2,600      123,013
      1,470        46,856       1,433       45,677       2,527       80,548
     19,120       928,515      16,901      820,754      33,799    1,641,363
        861         5,435         586        3,699         992        6,262
     16,410     1,848,175      14,448    1,627,205      36,083    4,063,847
      6,100        22,494       6,000       22,125      12,900       47,569
      1,100         3,025         800        2,200       1,100        3,025
      2,781        73,523       2,664       70,430       5,725      151,355
      3,580        40,946       2,970       33,969       6,300       72,056
      1,800        20,025       1,600       17,800       3,200       35,600
      4,413        77,228       4,238       74,165       7,966      139,405
        471         3,032         341        2,195           0          --
        461        24,606         364       19,429         904       48,251
      3,639        32,978       3,278       29,707       5,761       52,209
      1,400         9,625       1,200        8,250       2,500       17,188
      4,511        80,916       4,000       71,750       8,191      146,926
      1,058        16,862         818       13,037       1,661       26,472
        300         4,856         210        3,399         400        6,475
      2,500        20,625       2,400       19,800       5,100       42,075
          0           --          100        1,525         200        3,050
             ------------             ------------             ------------
             $  7,419,358             $  6,546,265             $ 15,093,576
             $  4,665,530             $  4,135,490             $ 10,417,781
                    0.22%                    0.29%                    0.32%
        642  $     23,995         538 $     20,108         904 $     33,787
      2,329        76,275       2,055       67,301       4,137      135,487
        694        13,837         704       14,036       1,060       21,134
      5,688       210,456       5,233      193,621       9,964      368,668
      1,600        18,000       1,600       18,000       3,300       37,125
      5,490       115,290       5,337      112,077       9,735      204,435
      2,780        71,238       2,684       68,778       5,720      146,575
      1,041        46,650         959       42,975       1,835       82,231

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                        LifePath 2000            LifePath 2010
                             ------------------------ ------------------------
                                  Shares        Value      Shares        Value

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Tenneco Inc                          278 $      8,809       1,340 $     42,461
Tupperware Corp                       63        1,189         500        9,438
                                         ------------             ------------
TOTAL CONTAINER & PACKAGING
                    - VALUE              $     78,751             $    313,531
                    -  COST              $     97,723             $    407,240
ELECTRICAL EQUIPMENT
PERCENT OF NET ASSETS                           0.48%                    1.24%
Aeroquip-Vickers Inc                  52 $      2,096         244 $      9,836
Alliance Semiconductor Corp            0          --            0          --
Arrow Electronics Inc                386        5,066       1,192       15,645
Avnet Inc                            230       10,868         550       25,988
FORE Systems Inc                     400        6,900       1,200       20,700
General Electric Co                4,683      374,639      24,282    1,942,559
Grainger (W W) Inc                    82        3,213         794       31,115
Handleman Co                          59          380         132          850
Hitachi Ltd ADR (Japan)              732       36,143       2,984      147,335
Hubbell Inc Class B                  332       11,869         866       30,960
Masco Corp                           512       11,776       2,768       63,664
Motorola Inc                         826       35,570       4,801      206,743
National Service Industries
 Inc                                  39        1,453         342       12,740
Raychem Corp                          54        1,566         709       20,561
Symbol Technologies Inc              285       11,685         672       27,552
Thomas & Betts Corp                   68        2,316         454       15,464
                                         ------------             ------------
 TOTAL ELECTRICAL EQUIPMENT
                    - VALUE              $    515,540             $  2,571,712
                    -  COST              $    457,420             $  1,899,324
ELECTRONICS
PERCENT OF NET ASSETS                           0.84%                    1.82%
Advanced Micro Devices+              200 $      2,638       1,086 $     14,322
American Power Conversion            300        8,100       1,180       31,860
AMP Inc                              289       10,314       1,720       61,383
Analog Devices Inc+                  801       11,264       2,326       32,709
Applied Materials Inc                515       12,650       2,946       72,361
Atmel Corp                           662        3,993       1,360        8,203
C-Cube Microsystems Inc              100        1,481         300        4,444
Canon Inc ADR (Japan)              1,390       28,495       5,530      113,365
CBS Corp                           1,010       26,260       5,777      150,202
Cirrus Logic Inc                     634        3,844         780        4,729
Commscope Inc                         50          662         346        4,585
Cypress Semiconductor Corp           800        4,900         840        5,145
EG&G Inc                              25          586         353        8,273
Electronics for Imaging Inc          400        5,850         500        7,313
Emerson Electric Co                  655       37,335       3,378      192,546

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
      3,053  $     96,742       2,947 $     93,383       5,642 $    178,781
      1,136        21,442       1,009       19,045       2,302       43,450
             ------------             ------------             ------------
             $    693,925             $    649,324             $  1,251,673
             $    887,776             $    829,026             $  1,704,151
                    1.92%                    2.35%                    3.18%
        552  $     22,253         433 $     17,455         996 $     40,151
          0           --            0          --          250          625
      2,298        30,161       2,220       29,138       4,750       62,344
      1,014        47,912         959       45,313       2,015       95,209
      2,300        39,675       2,200       37,950       4,700       81,075
     56,704     4,536,319      49,893    3,991,439     123,137    9,850,959
      1,812        71,008       1,770       69,362       3,286      128,770
        467         3,006         307        1,976         521        3,354
      7,158       353,426       6,814      336,441      13,076      645,628
      1,508        53,911       1,434       51,266       3,202      114,472
      6,228       143,244       5,834      134,182      10,842      249,366
     11,057       476,142      10,008      430,969      19,599      843,982
        771        28,720         774       28,831       1,319       49,133
      1,623        47,067       1,366       39,614       3,262       94,598
      1,377        56,457       1,332       54,612       2,787      114,267
      1,010        34,403         973       33,143       1,754       59,746
             ------------             ------------             ------------
             $  5,943,704             $  5,301,691             $ 12,433,679
             $  4,394,557             $  4,053,513             $  9,890,493
                    2.80%                    3.51%                    4.31%
      2,577  $     33,984       2,422 $     31,940       4,484 $     59,133
      2,194        59,238       2,109       56,943       4,460      120,420
      4,069       145,212       3,870      138,111       7,163      255,630
      4,438        62,409       4,161       58,514       8,929      125,564
      6,712       164,864       5,919      145,385      12,020      295,241
      2,666        16,079       2,688       16,212       5,626       33,932
        300         4,444         400        5,925         700       10,369
     14,245       292,023      13,605      278,903      26,020      533,410
     13,174       342,524      12,122      315,172      23,406      608,556
      1,496         9,070       1,066        6,463       1,510        9,154
        792        10,494         212        8,109       1,552       20,564
      1,364         8,354       1,424        8,722       3,170       19,416
        972        22,781         723       16,945       1,467       34,383
      1,000        14,625       1,000       14,625       2,000       29,250
      7,695       438,615       6,766      385,662      14,523      827,811

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Etec Systems Inc                        0 $        --          200 $      4,825
Fuji Photo Film Co Ltd ADR
 (Japan)                              975       31,688       3,270      106,275
General Instrument Corp+                0          --            0          --
General Motors Class H                500       18,063       1,500       54,187
General Semiconductor Inc              37          238         260        1,674
General Signal Corp                    35        1,286         341       12,532
Honeywell Inc                         184       11,500       1,039       64,938
Imation Corp                          276        4,330         516        8,095
Input/Output Inc                      500        4,875         500        4,875
Integrated Device Technology
 Inc                                  700        3,216         800        3,675
Intel Corp                          2,401      170,920      12,601      897,033
International Rectifier Corp          500        2,125         500        2,125
Jabil Circuit                           0          --          200        4,700
Johnson Controls Inc                   96        4,110         700       29,969
KLA Instruments Corp+                 104        2,210         736       15,640
Kyocera Corp ADR (Japan)              430       37,571       1,519      132,723
Lam Research Corp                     300        3,281         300        3,281
Lattice Semiconductor                 100        2,400         300        7,219
Lexmark International Group
 Cl                                   300       18,169         800       48,450
Linear Technology Corp                386       18,142       1,120       52,640
Litton Industries Inc                 201        9,648         490       23,520
LSI Logic Corp+                       128        1,568       1,164       14,259
Macromedia Inc                        400        5,025         400        5,025
Matsushita Electric
 Industries Co                        257       35,289       1,033      141,844
Maxim Integrated Products
 Inc                                  600       16,500       1,800       49,500
MEMC Electronic Materials
 Inc                                  300        1,613         300        1,613
Microchip Technology Inc              400        7,325         800       14,650
Micron Electronics Inc                  0          --          200        2,350
Micron Technology Inc+                335        7,621       1,712       38,948
Molex Inc                             316        7,663         596       14,453
Molex Inc Class A                     312        7,254         978       22,739
National Semiconductor+               266        2,427       1,312       11,972
Novellus System Inc                   200        5,325         500       13,313
Perkin-Elmer Corp                      29        1,678         406       23,497
Philips Electronics NV ADR
 (Netherlands)                        443       26,552       1,747      104,711
Pioneer Electronics Corp            2,192       36,168       8,617      142,181
Pitney Bowes Inc                      416       20,644       2,046      101,533
Pixar Inc                               0          --          100        2,881
Policy Management Systems
 Corp                                 496       20,708         340       14,195
Premier Farnell PLC ADR (UK)        2,249       15,462       8,119       55,818
Rambus Inc                              0          --          100        4,775
Raytheon Co Class B                   384       17,520       2,773      126,518
Read-Rite Corp                        400        2,200         500        2,750
Sanmina Corp                          200        6,125         400       12,350

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
        400  $      9,650         300 $      7,238         700 $     16,888
      9,234       300,105       8,836      287,170      16,900      549,250
      2,800        55,650       2,400       47,700           0          --
      2,900       104,763       2,800      101,150       5,900      213,137
        594         3,824         459        2,955       1,164        7,493
        861        31,642         799       29,363       1,598       58,727
      2,289       143,063       2,152      134,500       4,172      260,750
        702        11,013         731       11,468       1,617       25,367
      1,000         9,750         700        6,825       1,100       10,725
      1,700         7,809         800        3,675       2,100        9,647
     29,506     2,100,457      25,925    1,845,535      64,112    4,563,972
      1,000         4,250         700        2,975       1,100        4,675
        400         9,400         300        7,050         600       14,100
      1,581        67,687       1,435       61,436       2,750      117,734
      1,684        35,785       1,460       31,025       2,628       55,845
      3,631       317,259       3,505      306,249       6,702      585,587
        500         5,469         500        5,469       1,200       13,125
        600        14,438         500       12,031       1,300       31,281
      1,600        96,900       1,500       90,844       3,300      199,856
      2,100        98,700       2,010       94,470       4,350      204,450
        908        43,584         903       43,344       1,979       94,992
      2,742        33,590       2,441       29,902       4,460       54,635
        700         8,794         500        6,281         900       11,306
      2,561       351,657       2,371      325,568       4,616      633,835
      3,400        93,500       3,200       88,000       6,800      187,000
        400         2,150         400        2,150         800        4,300
      1,400        25,638       1,350       24,722       2,900       53,106
        400         4,700         300        3,525         500        5,875
      3,911        88,975       3,635       82,696       6,977      158,727
      1,140        27,645       1,118       27,112       2,283       55,363
      1,845        42,896       1,788       41,571       3,776       87,792
      3,284        29,967       2,844       25,952       5,246       47,870
        900        23,963         900       23,963       1,900       50,588
        889        51,451         743       43,001       1,887      109,210
      3,781       226,624       3,697      221,589       6,766      405,537
     20,604       339,966      19,837      327,310      37,956      626,274
      4,888       242,567       4,164      206,638      10,374      514,810
        300         8,644         200        5,763         400       11,525
        606        25,301         516       21,543         880       36,740
     18,099       124,431      17,484      120,203      32,610      224,194
        300        14,325         200        9,550         500       23,875
      6,200       282,875       5,723      261,112      11,151      508,764
        600         3,300         800        4,400       1,700        9,350
        800        24,700         800       24,700       1,600       49,400

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
SCI Systems Inc+                      200 $      4,588         800 $     18,350
Sensormatic Electronics               535        4,079         870        6,634
Solectron Corp+                       500       20,656       1,500       61,969
SONY Corp ADR (Japan)                 468       33,082       1,822      128,793
Tektronix Inc                           3           46         376        5,711
Teradyne Inc                          376        6,533       1,220       21,198
Texas Instruments Inc                 560       26,705       3,097      147,688
Thermo Instrument Systems
 Inc                                  250        3,813         256        3,904
Vishay Intertechnology Inc            463        4,862         468        4,914
Vitesse Semiconductor Corp            300        8,081         900       24,413
VLSI Technology Inc                   200        1,813         400        3,625
Xerox Corp                            485       42,589       2,441      214,350
Xilinx Inc                            247        7,534       1,000       30,500
Zenith Electronics Corp                44           17          89           35
                                          ------------             ------------
           TOTAL ELECTRONICS
                     - VALUE              $    911,209             $  3,783,775
                     -  COST              $  1,059,109             $  3,590,015
ENERGY & RELATED
PERCENT OF NET ASSETS                            1.09%                    2.79%
AGL Resources Inc                     538 $      9,852         440 $      8,058
Amerada Hess Corp                     142        6,976         750       36,844
Amoco Corp                              0          --        7,700      348,905
Anadarko Petroleum Corp               182        5,233         950       27,313
Apache Corp                           166        3,797         758       17,339
Ashland Inc                           109        4,966         606       27,611
Atlantic Richfield Corp               423       24,534       2,575      149,350
British Petroleum Co PLC ADR
 (UK)                               1,078       78,828       3,900      285,188
Burlington Resources Inc              284        8,396       1,426       42,156
Chesapeake Energy Corp                  0          --          400          625
Chevron Corp                          920       68,137       5,255      389,197
Coastal Corp                          324        8,424       1,708       44,408
Columbia Gas System Inc                62        3,060         677       33,656
Consolidated Natural Gas Co           142        6,221         751       32,903
Cooper Cameron Corp                   200        4,250         700       14,875
Devon Energy Corp                       0          --          200        5,288
Diamond Offshore Drilling
 Inc                                  400        8,350         900       18,788
Dresser Industries Inc                214        5,470       1,399       35,762
Dynegy Inc                              0          --            0          --
Eastern Enterprises                    39        1,543         200        7,913
EEX Corp                              137          608       1,213        5,383
ELF Aquitaine ADR (France)          1,306       63,830       4,812      235,187
Enron Corp                            428       18,110       2,623      110,986
Enron Oil & Gas Co                    300        3,900         900       11,700
Exxon Corp                          3,357      219,673      19,708    1,289,641

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
      1,500  $     34,406       1,400 $     32,113       3,100 $     71,106
      1,723        13,138       1,048        7,991       1,885       14,373
      2,900       119,806       2,800      115,675       6,000      247,875
      4,240       299,715       4,083      288,617       7,816      552,494
        924        14,033         808       12,272       1,874       28,461
      2,290        39,789       2,200       38,225       4,650       80,794
      7,181       342,444       6,345      302,577      12,757      608,349
        450         6,863         312        4,758         921       14,045
        926         9,723         809        8,495       1,731       18,176
      1,700        46,113       1,600       43,400       3,400       92,225
      1,000         9,063         800        7,250       1,700       15,406
      5,710       501,409       5,027      441,433      12,925    1,134,977
      1,859        56,700       1,774       54,107       3,820      116,510
        279           109         230           90         367          143
             ------------             ------------             ------------
             $  8,666,884             $  7,904,357             $ 16,885,444
             $  8,087,262             $  7,634,159             $ 17,180,886
                    4.24%                    5.38%                    6.00%
        798  $     14,613         558 $     10,218         520 $      9,523
      1,724        84,692       1,646       80,860       2,978      146,294
     17,692       801,669      16,084      728,806      31,096    1,409,037
      2,222        63,883       1,978       56,868       3,812      109,595
      1,841        42,113       1,648       37,698       3,074       70,318
      1,405        64,015       1,295       59,003       2,404      109,532
      5,892       341,736       5,352      310,416      10,520      610,160
      8,587       627,924       8,382      612,934      15,237    1,114,206
      3,318        98,088       3,054       90,284       5,682      167,974
      1,000         1,563         500          781       1,000        1,563
     12,033       891,194      10,961      811,798      21,189    1,569,309
      3,852       100,152       3,620       94,120       6,990      181,740
      1,499        74,575       1,485       73,879       2,736      136,116
      1,725        75,577       1,641       71,896       3,113      136,388
      1,300        27,625       1,200       25,500       2,600       55,250
        500        13,219         400       10,575         900       23,794
      1,800        37,575       1,700       35,488       3,600       75,150
      3,238        82,771       3,027       77,378       5,774      147,598
      1,600        15,300           0          --            0          --
        426        16,854         382       15,113         686       27,140
      1,934         8,582       2,344       10,402       4,867       21,597
     10,829       529,267      10,649      520,470      19,403      948,322
      6,085       257,472       5,496      232,550      10,835      458,456
      1,700        22,100       1,700       22,100       3,500       45,500
     45,066     2,949,005      41,126    2,691,182      79,342    5,191,941

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Freeport-McMoRan Sulphur Inc           74 $        657          76 $        675
Global Marine Inc                     700        6,563       2,100       19,688
Halliburton Co                        461       12,245       2,021       53,683
Helmerich & Payne Inc                  90        1,463         420        6,825
Indiana Energy Inc                      0          --            0          --
Kerr-McGee Corp                        43        1,661         348       13,442
MarketSpan Corp                         0          --            0          --
MCN Corp                                0          --            0          --
Mobil Corp                          1,029       71,129       6,320      436,869
Murphy Oil Corp                       293       10,347         580       20,481
Nabors Industries Inc                 600        7,088       1,300       15,356
National Fuel Gas Co                    0          --            0          --
NICOR Inc                              44        1,708         350       13,584
Noble Affiliates Inc                  338        7,816         730       16,881
Noble Drilling Corp                   600        6,600       1,800       19,800
Occidental Petroleum Corp             600       11,100       2,960       54,760
Ocean Energy Inc                      500        4,438       1,620       14,378
ONEOK Inc                              49        1,473         240        7,215
Oryx Energy Co+                       199        2,475         842       10,472
Parker Drilling Co                      0          --            0          --
Pennzoil Co                            32        1,144         338       12,084
Peoples Energy Corp                    63        2,087         260        8,613
Phillips Petroleum Co                 319       13,019       2,079       84,849
Pioneer Natural Resources
 C.L.C.                               376        5,523       1,297       19,050
Pogo Producing Co                     300        3,581         300        3,581
Pride International Inc                 0          --          400        3,175
Quaker State Corp                       0          --            0          --
Questar Corp                          454        7,378       1,080       17,550
Reading & Bates Falcon Corp           472        4,248       1,426       12,834
Repsol SA                             637       27,988       2,500      109,844
Rowan Co Inc+                         126        1,166         704        6,512
Royal Dutch Petroleum Corp          3,356      133,400      12,068      479,702
Santa Fe Energy Resources
 Inc                                   83          623         809        6,068
Schlumberger Ltd                      675       29,573       3,780      165,611
Seagull Energy Corp                   391        3,470         610        5,414
Services (B J) Co                     400        5,050       1,000       12,625
Sonat Offshore Drilling Co            132        3,572         936       25,331
Sun Co Inc                            115        3,802         758       25,061
Texaco Inc                            742       41,227       4,386      243,697
Tosco Corp                            671       14,762       1,940       42,680
Total Compagnie Francaise
 des Petroles SA ADR
 (France)                           1,828       87,857       6,475      311,205
Transocean Offshore Inc               400        9,825       1,200       29,475
TransTexas Gas Corp                     0          --            0          --

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
        144  $      1,278          75 $        666         143 $      1,269
      4,015        37,641       3,800       35,625       8,200       76,875
      4,776        126,63       4,214      111,934      10,650      282,891
        920        14,950         840       13,650       1,620       26,325
        352        10,098           0          --            0          --
        862        33,295         784       30,282       1,574       60,796
        719        19,683           0          --            0          --
        930        16,333           0          --            0          --
     14,426       997,196      13,173      910,583      25,365    1,753,355
      1,077        38,032         997       35,207       2,270       80,159
      2,385        28,173       2,329       27,511       5,000       59,063
        582        23,935           0          --            0          --
        909        35,281         801       31,089       1,509       58,568
      1,373        31,751       1,258       29,091       2,820       65,212
      3,400        37,400       3,300       36,300       7,000       77,000
      6,727       124,450       5,879      108,761      11,085      205,072
      2,610        23,164       2,380       21,123       5,190       46,061
        603        18,128         507       15,242         920       27,658
      1,889        23,494       1,713       21,305       4,063       50,534
        844         3,376         619        2,476           0          --
        932        33,319         887       31,710       1,484       53,053
        674        22,326         582       19,279       1,141       37,796
      4,846       197,777       4,375      178,555       8,604      351,151
      2,434        35,749       2,286       33,576       4,962       72,879
        600         7,163         500        5,969       1,100       13,131
        800         6,350         800        6,350       1,700       13,494
        419         5,264         299        3,756           0          --
      2,020        32,825       1,880       30,550       4,060       65,975
      2,816        25,344       2,698       24,282       5,742       51,678
      5,425       238,361       5,350      235,066       9,750      428,391
      1,764        16,317       1,472       13,616       3,279       30,331
     26,752     1,063,391      26,287    1,044,907      48,174    1,914,916
      1,875        14,063       1,239        9,293       2,826       21,195
      8,694       380,906       7,646      334,990      19,746      865,122
      1,248        11,076       1,103        9,789       2,275       20,191
      1,900        23,988       1,900       23,988       4,000       50,500
      1,960        53,043       1,874       50,715       3,526       95,422
      1,813        59,942       1,626       53,760       3,087      102,064
      9,972       554,069       9,133      507,452      17,503      972,510
      3,667        80,674       3,477       76,494       7,435      163,570
     14,304       687,486      14,078      676,624      25,719    1,236,118
      2,200        54,038       2,100       51,581       4,500      110,531
          0           --            0          --          300        1,144

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                        LifePath 2000            LifePath 2010
                             ------------------------ ------------------------
                                  Shares        Value      Shares        Value

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Ultramar Diamond Shamrock
 Corp                                410 $      9,481       1,255 $     29,022
Union Pacific Resources
 Group                               332        2,843       2,058       17,622
Unocal Corp                          384       12,024       1,991       62,343
USX--Marathon Group                  415       10,790       2,320       60,320
Utilicorp United Inc                   0          --            0          --
Valero Energy Corp                   180        3,218         770       13,764
Vastar Resources Inc                 200        7,600         200        7,600
Washington Gas & Light               464       11,020         360        8,550
Williams Co Inc                      610       14,030       3,428       78,844
Witco Corp                           316        6,636         780       16,380
                                         ------------             ------------
     TOTAL ENERGY & RELATED
                    - VALUE              $  1,177,858             $  5,802,591
                    -  COST              $  1,212,302             $  5,415,656
ENGINEERING & CONSTRUCTION
PERCENT OF NET ASSETS                           0.04%                    0.07%
Armstrong World Industries
 Inc                                 102 $      4,896         294 $     14,112
Centex Corp                          114        4,033         498       17,617
Clayton Homes Inc                    626        9,664       1,283       19,806
Fleetwood Enterprises Inc             32        1,070         328       10,968
Fluor Corp                           123        4,866         649       25,676
Foster Wheeler Corp                  102        1,256         341        4,199
Granite Construction Inc               0          --            0          --
Kaufman & Broad Home Corp             59        1,261         308        6,584
Pulte Corp                           100        2,888         374       10,799
Rouse Co                             400       11,500         900       25,875
                                         ------------             ------------
        TOTAL ENGINEERING &
               CONSTRUCTION
                    - VALUE              $     41,434             $    135,636
                    -  COST              $     35,963             $    143,121
ENTERTAINMENT & LEISURE
PERCENT OF NET ASSETS                           0.19%                    0.52%
AMF Bowling Inc                        0 $        --          200 $      2,413
Ascent Entertainment Group           249        1,930         293        2,271
Bally Total Fitness Holding
 Corp                                 26          393          76        1,159
Boyd Gaming Corp                       0          --          200          800
Brunswick Corp                       196        2,928         835       12,473
Callaway Golf Co                     296        2,942         980        9,739
Circus Circus Entertainment
 Inc                                 629        6,447       1,230       12,607
Coleman Co Inc                         0          --          200        2,025
Disney (Walt) Co                   2,769       75,973      16,516      453,157
Gaylord Entertainment Co
 Class A                             105        2,802         105        2,802
Grand Casinos Inc                    400        3,500         400        3,500
Harrah's Entertainment Inc+          108        1,559         797       11,507

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
      2,443  $     56,494       2,336 $     54,020       4,925 $    113,891
      4,633        39,670       4,322       37,007       8,093       69,296
      4,385       137,305       4,066      127,317       8,144      255,009
      5,339       138,814       4,866      126,516       9,357      243,282
        675        23,245           0          --            0          --
      1,464        26,169       1,384       24,739       2,860       51,123
        500        19,000         400       15,200         900       34,200
        624        14,820         454       10,783         440       10,450
      7,749       178,227       7,129      163,967      13,847      318,481
      1,552        32,592       1,522       31,962       3,195       67,095
             ------------             ------------             ------------
             $ 13,155,892             $ 12,124,977             $ 23,471,330
             $ 12,001,094             $ 11,175,493             $ 23,901,443
                    0.10%                    0.12%                    0.13%
        738  $     35,424         689 $     33,072       1,303 $     62,544
      1,090        38,559       1,104       39,054       1,812       64,100
      2,445        37,745       2,320       35,815       4,907       75,752
        713        23,841         670       22,403       1,165       38,955
      1,539        60,887       1,486       58,790       2,728      107,926
        732         9,013         683        8,409       1,254       15,440
        405         9,619           0          --            0          --
        734        15,689         647       13,830       1,189       25,415
        786        22,696         742       21,425       1,266       36,556
      1,700        48,875       1,600       46,000       3,400       97,750
             ------------             ------------             ------------
             $    302,348             $    278,798             $    524,438
             $    317,874             $    292,038             $    597,603
                    0.79%                    0.99%                    1.13%
        400  $      4,825         300 $      3,619         500 $      6,031
        400         3,100         397        3,077         679        5,262
        185         2,821         116        1,769         223        3,401
          0           --          300        1,200         700        2,800
      1,962        29,307       1,660       24,796       3,140       46,904
      1,858        18,464       1,756       17,450       3,816       37,922
      2,322        23,801       2,262       23,186       4,795       49,149
          0           --            0          --          200        2,025
     37,698     1,034,338      34,404      943,959      66,483    1,824,126
        140         3,736         171        4,564         250        6,672
        700         6,125         500        4,375         900        7,875
      1,832        26,450       1,702       24,573       3,218       46,460

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Hasbro Inc                            198 $      6,200       1,105 $     34,600
International Game
 Technology Inc                       497        9,629       1,600       31,000
Mattel Inc                            371       12,011       2,214       71,678
Metro-Goldwyn-Mayer Inc                 0          --          200        3,438
MGM Grand Inc                         100        2,869         100        2,869
Mirage Resorts Inc+                   297        4,418       1,376       20,468
Navigant International Inc              0          --           92          547
Polaroid Corp                          34          956         337        9,478
Spelling Entertainment Group
 I                                      0          --            0          --
Tiffany & Co                          126        4,686         400       14,875
Time Warner Inc                       787       63,255       4,798      385,638
Topp Inc                              512        1,280           0          --
                                          ------------             ------------
       TOTAL ENTERTAINMENT &
                     LEISURE
                     - VALUE              $    203,778             $  1,089,044
                     -  COST              $    217,409             $    950,629
ENVIRONMENTAL CONTROL
PERCENT OF NET ASSETS                            0.11%                    0.19%
Allied Waste Industries Inc           500 $      9,500       1,400 $     26,600
Browning-Ferris Industries
 Inc                                  247        8,028       1,523       49,498
Mid American Waste Systems
 Inc+                                   0          --            0          --
Republic Industries Inc             1,800       31,838       5,100       90,206
Safety-Kleen Corp                     349        1,025       1,727        5,073
U.S. Filter Corp+                     700       12,600       2,200       39,600
Waste Management Inc+               1,337       58,995       4,179      184,398
                                          ------------             ------------
 TOTAL ENVIRONMENTAL CONTROL
                     - VALUE              $    121,986             $    395,375
                     -  COST              $    131,804             $    447,676
FOOD & RELATED
PERCENT OF NET ASSETS                            0.94%                    1.87%
Albertson's Inc                       305 $     15,422       1,980 $    100,114
American Stores Co                    461       13,369       2,187       63,423
Archer-Daniels-Midland Co             945       14,175       4,834       72,517
Bestfoods                             486       24,391       2,164      108,606
Bob Evans Farms Inc                   468        8,629         360        6,638
Boston Chicken Inc                    600          581         500          484
Brinker International Inc           1,056       18,084         990       16,954
Brown-Forman Corp Class B              74        4,440         543       32,580
Campbell Soup Co                      700       35,263       3,429      172,736
CKE Restaurants Inc                   200        6,200         400       12,400
ConAgra Inc                           888       21,978       3,727       92,243
Corn Product International
 Inc                                   60        1,421         295        6,988
Cracker Barrel Old Country
 Store Inc                            249        6,085         910       22,238
Darden Restaurants Inc                160        2,480       1,129       17,499

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
      2,523  $     79,001       2,312 $     72,395       4,261 $    133,423
      3,072        59,520       2,917       56,517       6,145      119,059
      5,113       165,533       4,665      151,029      11,763      380,827
        300         5,156         200        3,438         400        6,875
        200         5,738         200        5,738         450       12,909
      3,280        48,790       3,129       46,544       5,674       84,401
        192         1,140         161          958         365        2,165
        906        25,481         747       21,009       1,402       39,431
          0           --            0          --          400        2,400
        880        32,725         860       31,981       1,700       63,219
     10,919       877,615       9,887      794,667      18,946    1,522,784
        722         1,805         527        1,318           0          --
             ------------             ------------             ------------
             $  2,455,471             $  2,238,162             $  4,406,120
             $  2,063,519             $  1,846,307             $  3,896,291
                    0.27%                    0.34%                    0.41%
      2,700  $     51,300       2,600 $     49,400       5,500 $    104,500
      3,388       110,110       3,051       99,158       6,169      200,493
        372           163           0          --            0          --
      9,600       169,800       9,100      160,956      19,600      346,675
      3,949        11,600       3,467       10,184       5,948       17,472
      4,100        73,800       3,600       64,800       7,700      138,600
      9,630       424,924       8,683      383,137      18,104      798,839
             ------------             ------------             ------------
             $    841,697             $    767,635             $  1,606,579
             $    953,484             $    889,560             $  1,836,856
                    2.77%                    3.52%                    4.36%
      4,530  $    229,048       4,138 $    209,228       7,984 $    403,691
      5,044       146,276       4,745      137,605       8,930      258,970
     10,927       163,910      10,433      156,492      19,432      291,485
      5,070       254,451       4,466      224,137      11,544      579,365
        752        13,865         472        8,703       1,250       23,047
        700           678         700          678       1,100        1,066
      1,871        32,041       1,171       20,053       2,130       36,476
      1,255        75,300       1,245       74,700       2,195      131,700
      7,922       399,071       6,971      351,164      18,429      928,361
        800        24,800         800       24,800       1,700       52,700
      8,272       204,732       7,653      189,412      18,871      467,057
        696        16,487         569       13,478       1,368       32,405
      1,711        41,813       1,571       38,391       3,325       81,255
      2,679        41,525       2,566       39,773       4,853       75,221

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Dave & Buster's Inc                     0 $        --            0 $        --
Dean Foods Co                         224        9,856         540       23,760
DEKALB Genetics Corp Class B          100        8,663         300       25,988
Dole Food Inc                         246       10,639         710       30,708
Earthgrains Co                         56        1,540         292        8,030
Fleming Co Inc                          2           24         291        3,474
Flowers Industries Inc                509        9,067       1,220       21,731
Food Lion Inc Class A               1,100       11,344       2,300       23,719
Food Lion Inc Class B               1,400       13,913       2,600       25,838
General Mills Inc                     210       13,742       1,232       80,619
General Nutrition Co Inc+             400        5,325       1,200       15,975
Great Atlantic & Pacific Tea
 Co                                    69        1,643         293        6,977
Hannaford Brothers Co                 236        9,809         460       19,119
Heinz (H J) Co                        490       26,123       2,738      145,970
Hershey Foods Corp                    214       14,980       1,055       73,850
Hormel Foods Corp                     200        5,513         700       19,294
Host Marriott Services Corp           240        2,370         240        2,370
IBP Inc                               432        7,155       1,320       21,863
Imperial Holly Inc                      0          --            0          --
International Home Foods Inc            0          --          400        6,700
International Multifoods
 Corp                                   0          --            0          --
Interstate Bakeries Corp              200        5,213         600       15,638
Keebler Foods Co+                     200        5,163         500       12,906
Kellogg Co                            556       16,958       3,059       93,300
Koninklijke AholdNV ADR
 (Netherlands)                      2,565       72,140       9,208      258,975
Kroger Co+                            341       15,345       1,901       85,545
Lancaster Colony Corp                 207        5,977         490       14,149
Lance Inc                               0          --            0          --
Lone Star Steakhouse &
 Saloon                               300        2,550         400        3,400
Luby's Cafeteria Inc                   45          686         219        3,340
McCormick & Co Inc                    288        8,370         800       23,250
McDonald's Corp                       969       54,325       5,490      307,783
Michael Foods Inc                       0          --            0          --
Nabisco Holdings Corp Class
 A                                    200        6,613         100        3,306
NPC International Inc                   0          --            0          --
Outback Steakhouse Inc                200        6,013         500       15,031
Pioneer Hi Bred
 International Inc                    405       13,669       1,437       48,499
Planet Hollywood
 International                          0          --          200          950
Quaker Oats Co                        142        7,544       1,073       57,003
Ralston-Purina Group                  465       12,235       2,388       62,834
Richfood Holdings Inc                   0          --          500       10,281
RJR Nabisco Holdings Corp           1,370       29,712       3,943       85,514
Ruby Tuesday Inc                      384        5,400         200        2,813
Ryans Family Steak House              119        1,212         516        5,257

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
        103  $      1,597           0 $        --            0 $        --
      1,107        48,708       1,037       45,628       2,205       97,020
        500        43,313         500       43,313       1,000       86,625
      1,308        56,571       1,168       50,516       2,625      113,531
        668        18,370         536       14,740       1,224       33,660
        801         9,562         589        7,031       1,206       14,397
      2,318        41,289       2,236       39,829       4,715       83,986
      4,400        45,375       4,200       43,313      10,000       99,375
      5,000        49,688       4,700       46,706       8,900       91,781
      2,730       178,644       2,497      163,397       6,422      420,240
      2,200        29,288       2,100       27,956       4,500       59,906
        732        17,431         612       14,573       1,177       28,027
        845        35,120         765       31,795       1,740       72,319
      6,320       336,935       5,602      298,657      14,766      787,212
      2,453       171,710       2,219      155,330       5,798      405,860
      1,200        33,075       1,200       33,075       2,500       68,906
        380         3,753         320        3,160         680        6,715
      2,452        40,611       2,342       38,789       5,000       82,813
        134           888          94          623           0          --
        800        13,400         600       10,050       1,600       26,800
        274         4,761           0          --            0          --
      1,100        28,669       1,100       28,669       2,300       59,944
      1,000        25,813         900       23,231       1,900       49,044
      7,101       216,581       6,470      197,335      16,603      506,392
     20,507       576,759      20,149      566,691      36,868    1,036,913
      4,430       199,350       3,869      174,105      10,329      464,805
        905        26,132         860       24,832       1,892       54,632
        478         8,843           0          --            0          --
        700         5,950         500        4,250         900        7,650
        480         7,320         369        5,627         621        9,470
      1,555        45,192       1,505       43,739       3,155       91,692
     12,681       710,929      11,587      649,596      22,244    1,247,053
        229         5,668           0          --            0          --
        300         9,919         200        6,613         400       13,225
        374         3,880         284        2,947           0          --
      1,000        30,063         900       27,056       2,000       60,125
      4,205       141,919       3,699      124,841       8,268      279,045
        500         2,375         400        1,900         600        2,850
      2,405       127,766       2,095      111,297       5,509      292,666
      5,471       143,956       4,875      128,273      12,714      334,537
          0           --          600       12,338       1,000       20,563
      7,405       160,596       7,051      152,919      15,118      327,872
        642         9,028         398        5,597         774       10,884
      1,012        10,310         679        6,917       1,039       10,585

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Safeway Inc                         1,298 $     51,109       3,554 $    139,939
Sara Lee Corp                         633       28,643       3,553      160,773
Sbarro Inc                              0          --            0          --
Shoney's Inc                           97          230         370          879
Sizzler International Inc             254          460           0          --
Smucker (J M) Co Class A              305        6,615           0          --
Southland Corp                      1,800        4,134       1,400        3,216
Starbucks Corp                        400       12,625       1,300       41,031
Suiza Foods Corp                      100        4,838         400       19,350
Super Value Inc                       156        3,169         986       20,028
Sysco Corp                            410        8,277       2,574       51,963
Tootsie Roll Industries               436       14,715         437       14,743
Tricon Global Restaurants+            226        8,376       1,275       47,255
Tyson Food Inc Class A                591        9,752       1,390       22,761
Unilever NV (Netherlands)           3,272      207,362      11,812      748,585
Universal Corp                        181        5,702         500       15,750
Universal Foods Corp                  558       11,788         640       13,520
UST Inc                               292        7,629       1,528       39,919
Vlasic Foods International
 Inc                                   80        1,160         362        5,249
Weis Markets Inc                      200        6,963         200        6,963
Wendy's International Inc             211        4,233       1,070       21,467
Whole Foods Market Inc                100        4,138         400       16,550
Winn-Dixie Stores Inc                 166        6,184       1,209       45,035
Wrigley (W M) Jr Co                   184       14,260         879       68,123
                                          ------------             ------------
        TOTAL FOOD & RELATED
                     - VALUE              $  1,015,711             $  3,894,278
                     -  COST              $    853,285             $  3,144,255
FURNITURE & APPLIANCES
PERCENT OF NET ASSETS                            0.05%                    0.09%
Bassett Furniture Industries           25 $        553          50 $      1,106
Ethan Allen Interiors Inc             100        3,250         400       13,000
HON Industries Inc                    306        6,579         640       13,760
Hussmann International Inc             32          420         438        5,749
Knoll Inc                               0          --          200        5,188
Leggett & Platt Inc                   916       18,377       2,600       52,163
Maytag Corp                           116        5,003         779       33,594
Miller (Herman) Inc                   476        9,758       1,240       25,420
National Presto Industries
 Inc                                    0          --            0          --
Skyline Corp                           20          565          44        1,243
Sunbeam Oster Co Inc                  300        2,250       1,000        7,500
Whirlpool Corp                         83        4,119         605       30,023
                                          ------------             ------------
TOTAL FURNITURE & APPLIANCES
                     - VALUE              $     50,874             $    188,746
                     -  COST              $     36,643             $    183,322

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
      6,776  $    266,805       6,378 $    251,134      13,752 $    541,485
      8,137       368,199       7,173      324,578      17,602      796,490
        319         6,320         219        4,339           0          --
        751         1,784         596        1,415       1,304        3,097
        434           787         319          578           0          --
        436         9,456         331        7,179           0          --
      2,600         5,972       1,800        4,134       4,200        9,647
      2,400        75,750       2,300       72,594       4,900      154,656
        800        38,700         700       33,863       1,500       72,563
      2,188        44,444       2,088       42,413       3,836       77,919
      6,170       124,557       5,498      110,991      13,474      272,006
        654        22,073         437       14,737       1,104       37,260
      2,675        99,142       2,387       88,468       4,867      180,383
      2,511        41,118       2,473       40,495       5,145       84,249
     26,120     1,655,354      25,664    1,626,455      46,992    2,978,117
      1,039        32,729         894       28,161       1,965       61,897
        818        17,280         978       20,660       1,540       32,533
      3,453        90,210       3,035       79,289       7,426      194,004
        832        12,064         727       10,542       1,802       26,129
        300        10,444         200        6,963         500       17,406
      2,334        46,826       2,263       45,401       4,251       85,286
        700        28,963         700       28,963       1,500       62,063
      2,758       102,736       2,605       97,036       4,866      181,259
      2,064       159,960       1,864      144,460       4,689      363,398
             ------------             ------------             ------------
             $  8,582,777             $  7,940,716             $ 17,053,766
             $  6,847,035             $  6,417,182             $ 14,854,198
                    0.13%                    0.16%                    0.19%
        200  $      4,425         120 $      2,655         206 $      4,558
        800        26,000         700       22,750       1,500       48,750
      1,268        27,262       1,208       25,972       2,670       57,405
      1,025        13,453         797       10,461       1,532       20,108
        300         7,781         200        5,188         600       15,563
      4,848        97,263       4,668       93,652       9,860      197,816
      1,699        73,269       1,439       62,057       3,064      132,135
      2,396        49,118       2,316       47,478       4,940      101,270
        116         4,256          81        2,972           0          --
        222         6,272          78        2,204         133        3,757
      2,000        15,000       1,900       14,250       4,200       31,500
      1,360        67,490       1,298       64,413       2,449      121,532
             ------------             ------------             ------------
             $    391,589             $    354,052             $    734,394
             $    366,752             $    345,316             $    805,974

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
HEALTHCARE
PERCENT OF NET ASSETS                            0.12%                    0.17%
Apria Healthcare Group Inc            500 $      2,094         600 $      2,513
Beverly Enterprises Inc               575        4,528       1,346       10,600
Cardinal Health Inc                   306       26,775       1,074       93,975
First Health Group Corp               568       11,467         880       17,765
Healthsouth Corp+                     610       11,552       3,390       64,198
Idexx Laboratories Inc                400        7,000         500        8,750
Lincare Holdings Inc                  200        6,788         400       13,575
Mid Atlantic Medical
 Services                             400        2,225         500        2,781
Morrison Health Care Inc              128        2,256          66        1,163
Novacare Inc                            0          --            0          --
Oakley Inc                            600        6,038         600        6,038
Oxford Health Plans Inc               500        3,063         900        5,513
PacifiCare Health Systems
 Inc Class A                          112        6,776          70        4,235
PacifiCare Health Systems
 Inc Class B                          174       10,962         295       18,585
St Jude Medical Inc+                  152        3,354         696       15,356
United Healthcare Corp                297       10,729       1,539       55,596
Universal Health Services
 Inc                                  100        3,875         400       15,500
Vencor Inc                            500        1,813         700        2,538
Ventas Inc                            500        5,313         900        9,563
                                          ------------             ------------
            TOTAL HEALTHCARE
                     - VALUE              $    126,608             $    348,244
                     -  COST              $    185,488             $    453,191
HOSPITAL & MEDICAL SUPPLIES
PERCENT OF NET ASSETS                            0.38%                    0.89%
Allegiance Corp                       562 $     15,877       1,656 $     46,782
American Oncology Resources             0          --          200        1,700
Arrow International Inc                 0          --          100        2,713
Arterial Vascular
 Engineering                            0          --          200        7,000
Bard (C R) Inc                        143        4,683         455       14,901
Bausch & Lomb Inc                      56        2,370         491       20,775
Baxter International Inc              470       25,028       2,097      111,665
Becton Dickinson & Co                 318       10,593       1,774       59,096
Biomet Inc                            132        3,548         926       24,886
Boston Scientific Corp+               301       20,844       1,468      101,659
Columbia/HCA Healthcare Corp          940       21,209       5,159      116,400
Dentsply International Inc            400        8,538         600       12,806
Depuy Inc                               0          --          200        6,875
Guidant Corp                          206       12,721       1,109       68,481
Health Care & Retirement
 Corp                                 150        3,825         600       15,300
Health Management Associates
 Inc
 Class A                            1,162       20,989       3,162       57,114
Hillenbrand Industries Inc            300       16,069         700       37,494

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
                    0.25%                    0.30%                    0.37%
        800  $      3,350         800 $      3,350       1,300 $      5,444
      2,800        22,050       2,642       20,806       5,600       44,100
      2,415       211,313       2,250      196,875       5,313      464,888
      1,732        34,965       1,692       34,157       3,530       71,262
      7,777       147,277       6,319      119,666      13,105      248,176
        800        14,000         600       10,500       1,000       17,500
        800        27,150         800       27,150       1,600       54,300
        700         3,894         500        2,781       1,300        7,231
        214         3,772         132        2,327         258        4,547
        975         7,130         710        5,192           0          --
      1,200        12,075         800        8,050       1,200       12,075
      1,800        11,025       1,300        7,963       3,700       22,663
        459        27,770         135        8,168         242       14,641
        626        39,438         511       32,193       1,195       75,285
      1,635        36,072       1,534       33,844       2,835       62,547
      3,529       127,485       3,247      117,298       6,162      222,602
        800        31,000         700       27,125       1,600       62,000
      1,500         5,438       1,180        4,278       2,474        8,968
      1,700        18,063       1,580       16,788       3,374       35,849
             ------------             ------------             ------------
             $    783,267             $    678,511             $  1,434,078
             $    908,349             $    798,376             $  1,734,718
                    1.34%                    1.65%                    2.22%
      3,260  $     92,095       2,996 $     84,637       6,614 $    186,845
          0           --          200        1,700         400        3,400
          0           --            0          --          200        5,425
        300        10,500         200        7,000         600       21,000
      1,108        36,287         997       32,652       1,896       62,094
      1,050        44,428         975       41,255       1,755       74,258
      4,915       261,724       4,326      230,359      11,368      605,346
      4,342       144,643       3,860      128,586       7,940      264,501
      1,946        52,299       1,742       46,816       4,260      114,488
      3,406       235,865       3,067      212,390       7,829      542,158
     11,836       267,050      10,867      245,187      21,254      479,543
      1,200        25,613       1,100       23,478       2,300       49,091
        400        13,750         300       10,313         900       30,938
      2,717       167,775       2,367      146,162       6,073      375,008
      1,150        29,325       1,000       25,500       2,250       57,375
      5,912       106,776       5,650      102,053      12,080      218,186
      1,300        69,631       1,300       69,631       2,700      144,619

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                       LifePath 2000            LifePath 2010
                            ------------------------ ------------------------
                                 Shares        Value      Shares        Value

-----------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Johnson & Johnson                 1,933 $    133,376       9,995 $    689,654
Mallinckrodt Group Inc               87        1,990         584       13,359
Manor Care Inc                       61        1,464         501       12,024
Medpartners Inc                     710        1,775       1,889        4,723
Medtronic Inc                       720       36,990       3,514      180,532
Phycor Inc                          300        2,081         800        5,550
Quorum Health Group Inc             150        2,850         550       10,450
Safeskin Corp                       200        6,750         600       20,250
Sofamor Danek Group Inc             100        8,344         300       25,031
STERIS Corp                         400        9,550         900       21,488
Stryker Corp                        348       11,180       1,120       35,980
Sybron International Corp           600       10,913       1,500       27,281
Tenet Healthcare Corp+              424       10,945       2,482       64,067
Thermo Cardiosystems Inc            150        2,250         250        3,750
United States Surgical              152        6,071         599       23,923
                                        ------------             ------------
  TOTAL HOSPITAL & MEDICAL
                  SUPPLIES
                   - VALUE              $    412,823             $  1,843,709
                   -  COST              $    379,009             $  1,533,214
HOUSEHOLD PRODUCTS
PERCENT OF NET ASSETS                          0.29%                    0.75%
Alberto-Culver Co Class B           102 $      2,040         485 $      9,700
Avon Products Inc                   160       10,060         987       62,058
Colgate-Palmolive Co                479       34,548       2,258      162,858
Dial Corp                           536       10,452       1,480       28,860
Estee Lauder Co Class A             200       11,775         400       23,550
Gillette Co                       1,642       67,526       8,342      343,064
International Specialty
 Produc                               0          --          200        3,063
Kimberly-Clark Corp                 786       29,966       4,154      158,371
NCH Corp                              0          --            0          --
Procter & Gamble Co               1,903      145,579       9,984      763,775
                                        ------------             ------------
  TOTAL HOUSEHOLD PRODUCTS
                   - VALUE              $    311,946             $  1,555,299
                   -  COST              $    278,569             $  1,117,720
INSURANCE
PERCENT OF NET ASSETS                          0.90%                    2.18%
Aegon NV ADR (Netherlands)           22 $      1,881         329 $     28,130
Aetna Inc                           174       10,473       1,200       72,225
AFLAC Corp                        1,392       34,974       3,940       98,993
Alleghany Corp                        2          416         102       21,216
Allmerica Financial Corp            124        7,394         330       19,676
Allstate Corp                     1,144       42,900       6,802      255,075
American Bankers Insurance
 Gro                                  0          --          400       20,750

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
     23,411  $  1,615,358      20,549 $  1,417,880      50,805 $  3,505,544
      1,443        33,009       1,305       29,852       2,292       52,430
      1,199        28,776       1,112       26,688       2,037       48,888
      3,720         9,300       2,752        6,880       7,862       19,655
      8,214       421,994       7,198      369,797      17,713      910,005
      1,550        10,753       1,150        7,978       2,450       16,997
      1,000        19,000         950       18,050       2,100       39,900
      1,100        37,125       1,100       37,125       2,300       77,625
        600        50,063         600       50,063       1,300      108,469
      1,700        40,588       1,600       38,200       3,600       85,950
      2,068        66,435       1,988       63,865       4,200      134,925
      2,800        50,925       2,700       49,106       5,700      103,669
      5,683       146,692       5,354      138,200       9,920      256,060
        300         4,500         300        4,500         450        6,750
      1,465        58,508       1,276       50,960       2,442       97,527
             ------------             ------------             ------------
             $  4,150,787             $  3,716,863             $  8,698,669
             $  3,308,005             $  3,005,129             $  7,541,351
                    1.16%                    1.41%                    1.99%
      1,110  $     22,200         982 $     19,640       1,769 $     35,380
      2,243       141,029       2,020      127,008       5,222      328,333
      5,119       369,208       4,546      327,880      11,223      809,459
      2,841        55,400       2,628       51,246       5,708      111,306
        700        41,213         600       35,325       1,400       82,425
     19,548       803,911      17,208      707,679      42,422    1,744,604
        300         4,594         300        4,594         700       10,719
      9,713       370,308       8,477      323,186      21,041      802,188
        124         7,053          89        5,062           0          --
     23,358     1,786,886      20,527    1,570,315      50,716    3,879,773
             ------------             ------------             ------------
             $  3,601,802             $  3,171,935             $  7,804,187
             $  2,649,415             $  2,407,816             $  6,422,454
                    3.28%                    4.15%                    4.82%
      1,504  $    128,592         588 $     50,274         910 $     77,805
      2,668       160,580       2,416      145,413       4,854      292,150
      7,434       186,779       7,074      177,734      15,054      378,232
        104        21,632         104       21,632         304       63,232
        579        34,523         572       34,106       1,203       71,729
     15,446       579,225      14,066      527,475      27,214    1,020,525
        700        36,313         600       31,125       1,500       77,813

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
American Financial Group Inc          304 $     10,108         490 $     16,293
American General Corp                 306       19,661       2,028      130,299
American International Group
 Inc                                1,490      115,156       7,872      608,603
American National Insurance
 Co                                   100        9,025         100        9,025
Aon Corp                              267       16,704       1,310       81,957
Argonaut Group Inc                      0          --          100        2,575
Axa-UAP ADR (France)                1,875      101,835       6,608      358,896
Chubb Corp                            215       13,438       1,324       82,750
CIGNA Corp                            237       13,790       1,753      102,003
Cincinnati Financial Corp             190        6,389       1,338       44,990
CMAC Investment Corp                  100        3,850         300       11,550
CNA Financial Corp                    200        7,325         400       14,650
Conseco Inc                           392       10,829       2,502       69,118
Equitable Co Inc                      400       22,875       1,100       62,906
Everest Reinsurance Holdings
 Inc                                  300       10,500         600       21,000
Foundation Health Systems             491        5,493       1,326       14,835
Fremont General Corporation           100        4,275         400       17,100
General Re Corp                       101       20,958         651      135,083
Hartford Financial Services
 Group                                272       12,172       1,862       83,325
Highlands Insurance Group              37          463          76          950
Horace Mann Educators Corp            200        5,575         700       19,513
HSB Group Inc                         345       14,964         420       18,218
Humana Inc+                           257        3,341       1,270       16,510
Jefferson-Pilot Corp                  160        9,080         858       48,692
John Alden Financial Corp               0          --            0          --
Leucadia National Corp                200        5,538         600       16,613
Lincoln National Corp                 144       12,384         836       71,896
Loews Corp                            155       13,078         883       74,503
Marsh & McLennan Companies
 Inc                                  300       14,550       2,077      100,713
MBIA Inc                              104        5,837         764       42,880
Mercury General Corp                  200        7,313         400       14,625
Ohio Casualty Corp                    100        3,750         400       15,000
Old Republic International
 Corp                                 525       11,714       1,725       38,489
PMI Group Inc                         100        5,538         300       16,613
Progressive Corp Ohio                  85        8,282         550       53,591
Protective Life Corp                  200        6,175         800       24,700
Provident Co Inc                      294       10,584         932       33,552
Providian Financial Corp              155        9,949         688       44,161
Reliance Group Holdings               300        3,788         900       11,363
Reliastar Financial Corp              400       15,700       1,300       51,025
SAFECO Corp                           176        7,150       1,108       45,013
St Paul Co                            354       10,819       1,875       57,305
Sunamerica Inc                        309       19,139       1,533       94,950
TIG Holdings Inc                      200        2,763         600        8,288

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
      1,013  $     33,682         908 $     30,191       1,980 $     65,835
      4,662       299,534       4,301      276,339       8,348      536,359
     18,275     1,412,847      16,074    1,242,682      39,695    3,068,881
        300        27,075         300       27,075         600       54,150
      3,119       195,132       2,854      178,553       5,434      339,965
          0           --          200        5,150         300        7,725
     14,697       798,231      14,404      782,316      26,332    1,430,156
      3,068       191,750       2,835      177,188       5,567      347,938
      3,996       232,517       3,616      210,406       6,980      406,149
      3,135       105,414       2,920       98,185       5,285      177,708
        600        23,100         600       23,100       1,200       46,200
        800        29,300         800       29,300       1,600       58,600
      5,661       156,385       5,195      143,512      10,140      280,118
      2,100       120,094       2,000      114,375       4,400      251,625
      1,200        42,000       1,100       38,500       2,400       84,000
      2,654        29,692       2,513       28,114       5,441       60,871
        700        29,925         600       25,650       1,400       59,850
      1,413       293,198       1,329      275,768       2,474      513,355
      4,330       193,767       3,986      178,373       7,700      344,575
        172         2,150         136        1,700         216        2,700
      1,200        33,450       1,200       33,450       2,500       69,688
        863        37,433         836       36,262       1,730       75,039
      2,972        38,636       2,822       36,686       5,215       67,795
      1,925       109,244       1,902      107,939       3,469      196,866
          0           --            0          --          300        6,731
      1,100        30,456       1,100       30,456       2,300       63,681
      1,879       161,594       1,670      143,620       3,351      288,186
      2,082       175,669       2,012      169,763       3,813      321,722
      4,765       231,102       4,183      202,876       8,375      406,187
      1,767        99,173       1,710       95,974       3,205      179,881
        700        25,594         700       25,594       1,500       54,844
        800        30,000         700       26,250       1,600       60,000
      3,250        72,516       3,075       68,611       6,550      146,147
        600        33,225         600       33,225       1,300       71,988
      1,369       133,392       1,248      121,602       2,361      230,050
      1,500        46,313       1,400       43,225       3,100       95,713
      1,812        65,232       1,702       61,272       3,666      131,976
      1,702       109,247       1,496       96,025       3,097      198,789
      1,700        21,463       1,600       20,200       3,400       42,925
      2,500        98,125       2,400       94,200       5,100      200,175
      2,607       105,909       2,498      101,481       4,523      183,747
      4,298       131,358       4,060      124,084       7,618      232,825
      3,597       222,789       3,390      209,968       6,399      396,338
      1,200        16,575       1,200       16,575       2,500       34,531

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                        LifePath 2000            LifePath 2010
                             ------------------------ ------------------------
                                  Shares        Value      Shares        Value

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Tokio Marine & Fire
 Insurance Co ADR (Japan)          3,718 $    148,719      15,400 $    615,999
Torchmark Corp                       162        5,792       1,097       39,218
Transamerica Corp                     76        7,795         542       55,589
Transatlantic Holdings Inc           126       10,230         250       20,297
Travelers Inc                      1,573       69,801       9,265      411,134
Travelers Property Casualty          100        3,294         100        3,294
UICI                                 200        3,025         500        7,594
Unitrin Inc                          100        5,638         400       22,550
UNUM Corp                            172        7,568       1,156       50,864
Wellpoint Health Networks            100        5,338         200       10,675
                                         ------------             ------------
            TOTAL INSURANCE
                    - VALUE              $    977,095             $  4,539,400
                    -  COST              $    887,562             $  3,886,187
LODGING
PERCENT OF NET ASSETS                           0.04%                    0.09%
Choice Hotels International
 Inc                                  59 $        708         505 $      6,060
Extended Stay America Inc              0          --          900        7,875
Hilton Hotels Corp                   304        6,308       1,911       39,653
Homestead Village Property
 Inc                                  75          614          87          712
Host Marriott Corp                   800       11,200       2,500       35,000
Marriott International               356        9,990       2,012       56,462
Primadonna Resorts Inc                 0          --            0          --
Promus Hotel Corp                    441       13,561       1,218       37,454
Sodexho Marriott Services
 Inc                                  44        1,095         251        6,244
Sunburst Hospitality Corp             19           83         168          735
                                         ------------             ------------
              TOTAL LODGING
                    - VALUE              $     43,559             $    190,195
                    -  COST              $     41,581             $    196,239
MACHINERY
PERCENT OF NET ASSETS                           0.22%                    0.41%
AGCO Corp                            300 $      2,588         800 $      6,900
AVX Corp                             300        4,463         300        4,463
Black & Decker Corp                  126        5,245         761       31,677
Camco International Inc              200       10,050         500       25,125
Case Corp                            103        2,781         604       16,308
Caterpillar Inc                      530       22,359       2,959      124,833
Cincinnati Milacron Inc               61        1,182         362        7,014
Cummins Engine Co Inc                 25        1,017         298       12,125
Deere & Co                           339       11,166       1,949       64,195
Federal Mogul Corp                   396       21,137         800       42,700
Flowserve Corp                       200        3,750         600       11,250
Harsco Corp                          338       12,400         720       26,415

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
     34,176  $  1,367,039      32,669 $  1,306,759      62,608 $  2,504,319
      2,606        93,165       2,418       86,444       4,644      166,023
      1,199       122,972       1,044      107,075       2,087      214,048
        532        43,192         490       39,782         960       77,940
     21,213       941,326      19,304      856,620      37,241    1,652,569
        300         9,881         200        6,588         400       13,175
      1,000        15,188         900       13,669       2,000       30,375
        800        45,100         700       39,463       1,600       90,200
      2,574       113,256       2,391      105,204       4,559      200,596
        400        21,350         400       21,350         800       42,700
             ------------             ------------             ------------
             $ 10,164,401             $  9,356,528             $ 18,866,015
             $  8,281,273             $  7,777,238             $ 17,320,893
                    0.13%                    0.16%                    0.22%
      1,105  $     13,260         807 $      9,684       1,217 $     14,604
      1,700        14,875       1,700       14,875       3,600       31,500
      4,372        90,719       4,093       84,930       9,873      204,865
        100           819         113          925         188        1,539
      4,700        65,800       4,500       63,000       9,600      134,400
      4,410       123,756       3,856      108,209      10,302      289,100
          0           --            0          --          400        3,050
      2,385        73,339       2,289       70,387       4,845      148,984
        588        14,627         494       12,288       1,237       30,770
        368         1,610         269        1,177         405        1,772
-----------  ------------ ----------- ------------ ----------- ------------
             $    398,805             $    365,475             $    860,584
             $    380,005             $    375,098             $    937,414

                    0.62%                    0.79%                    0.89%
      1,600  $     13,800       1,600 $     13,800       3,300 $     28,463
        600         8,925         400        5,950         900       13,388
      1,757        73,135       1,659       69,056       3,034      126,290
        900        45,225         900       45,225       1,900       95,475
      1,393        37,611       1,311       35,397       2,408       65,016
      6,710       283,078       6,208      261,900      12,259      517,177
        802        15,539         767       14,861       1,215       23,541
        746        30,353         624       25,389       1,256       51,104
      4,540       149,536       4,182      137,745       8,205      270,252
      1,453        77,554       1,398       74,618       2,980      159,058
      1,100        20,625       1,100       20,625       2,300       43,125
      1,348        49,455       1,258       46,153       2,620       96,121

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Ingersoll-Rand Co                     272 $     10,812       1,350 $     53,663
Jacobs Engineering Group+               0          --            0          --
Kubota Corp ADR (Japan)             1,434       52,341       5,703      208,160
MagneTek Inc+                           0          --            0          --
Makita Corp ADR (Japan)             1,420       15,975       4,803       54,034
McDermott International Inc           146        2,929         456        9,149
Nordson Corp                          214        9,122         160        6,820
Pall Corp                             183        3,752         987       20,234
Parker Hannifin Corp                  158        4,582         887       25,723
Pentair Co                            200        5,575         500       13,938
Presstek Inc                          200        1,638         400        3,275
SPX Corp                               22        1,095          46        2,289
Tecumseh Products Co Class A          241       11,463         190        9,037
Teleflex Inc                          350       11,025         500       15,750
Thermo Electron Corp+                 239        3,884       1,236       20,085
UCAR International Inc                200        3,625         500        9,063
York International Corp               202        6,994         620       21,468
                                          ------------             ------------
             TOTAL MACHINERY
                     - VALUE              $    242,950             $    845,693
                     -  COST              $    328,844             $  1,129,114
MANUFACTURING
PERCENT OF NET ASSETS                            0.05%                    0.12%
Carlisle Corp                         100 $      3,788         400 $     15,150
Tyco International Ltd                924       51,282       4,220      234,210
West Teleservices                       0          --            0          --
                                          ------------             ------------
         TOTAL MANUFACTURING
                     - VALUE              $     55,070             $    249,360
                     -  COST              $     33,012             $    179,246
METAL FABRICATORS
PERCENT OF NET ASSETS                            0.16%                    0.37%
Alcan Aluminum Ltd                    327 $      6,213       1,795 $     34,105
Allegheny Teledyne Inc                263        3,961       1,538       23,166
Aluminum Co of America                274       16,406       1,570       94,004
Armco Inc+                            111          458         953        3,931
Barrick Gold Corp                     623        8,099       2,938       38,194
Battle Mountain Gold Co               337        1,032       1,957        5,993
Bethlehem Steel Corp+                  67          482         938        6,742
British Steel PLC ADR (UK)            578       10,404       1,872       33,696
Crane Co                               80        3,220         395       15,899
Engelhard Corp                        270        4,961       1,171       21,517
Freeport McMoRan Inc                  231        2,685       1,382       16,066
Getchell Gold Corp                     24          216         259        2,331
Howmet International Inc                0          --          200        2,000

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
      3,007  $    119,528       2,862 $    113,765       5,417 $    215,326
        373         9,512           0          --            0          --
     13,686       499,539      13,035      475,778      25,060      914,690
        367         4,771           0          --            0          --
     12,909       145,226      12,447      140,029      23,783      267,559
      1,093        21,928       1,047       21,005       1,893       37,978
        293        12,489         208        8,866         385       16,411
      2,250        46,125       2,123       43,522       3,943       80,832
      2,008        58,232       1,938       56,202       3,509      101,761
        876        24,419         906       25,255       1,800       50,175
        400         3,275         400        3,275         600        4,913
        226        11,244          83        4,129         248       12,338
        345        16,409         249       11,843         431       20,499
        908        28,602         788       24,822       1,800       56,700
      2,866        46,573       2,746       44,623       5,171       84,029
      1,000        18,125         900       16,313       2,000       36,250
      1,159        40,130       1,114       38,572       2,385 $     82,581
-----------  ------------ ----------- ------------ ----------- ------------
             $  1,910,963             $  1,778,718             $  3,471,052
             $  2,604,243             $  2,473,585             $  5,016,927
                    0.19%                    0.23%                    0.33%
        700  $     26,513         700 $     26,513       1,500 $     56,813
     10,149       563,270       8,942      496,281      22,024    1,222,332
          0           --            0          --          200        2,100
-----------  ------------ ----------- ------------ ----------- ------------
             $    589,783             $    522,794             $  1,281,245
             $    427,722             $    392,758             $    968,054
                    0.58%                    0.76%                    0.82%
      4,135  $     78,565       3,904 $     74,176       7,507 $    142,633
      3,498        52,689       3,398       51,182       6,198       93,357
      3,561       213,215       3,078      184,295       6,347      380,027
      1,943         8,015       1,647        6,794       3,846       15,865
      6,757        87,841       6,482       84,266      12,274      159,562
      4,566        13,983       4,060       12,434       7,516       23,018
      2,551        18,335       2,252       16,186       4,089       29,390
      4,262        76,716       4,165       74,970       7,566      136,188
        815        32,804         861       34,655       1,498       60,295
      2,601        47,793       2,522       46,342       4,626       85,003
      3,143        36,537       3,247       37,746       7,341       85,339
        222         1,998         458        4,122         646        5,814
        400         4,000         300        3,000         600        6,000

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Inland Steel Industries Inc           151 $      2,860         316 $      5,984
Kaydon Corp                             0          --            0          --
Laboratory Corp of America
 Holdings                             660          743         418          470
Mitsui & Co Ltd ADR (Japan)           660       71,197       2,415      260,518
Nucor Corp                            131        4,708         734       26,378
Oregon Steel Mills Inc                  0          --            0          --
Phelps Dodge Corp                      76        3,401         440       19,690
Placer Dome Inc                       353        2,846       1,924       15,512
Precision Castparts Corp              100        3,769         300       11,306
Reynolds Metals Co                     59        2,828         606       29,050
SKF AB ADR (Sweden)                   681       10,215       2,331       34,965
Steel Dynamics Inc                      0          --          300        3,338
Timken Co                             102        1,855         500        9,094
USX--U.S. Steel Group                 136        2,848         690       14,447
WMC Ltd ADR (Japan)                   940        9,165       3,437       33,511
Worthington Industries Inc            137        1,781         797       10,361
                                          ------------             ------------
     TOTAL METAL FABRICATORS
                     - VALUE              $    176,353             $    772,268
                     -  COST              $    272,820             $  1,210,649
OFFICE EQUIPMENT & SUPPLIES
PERCENT OF NET ASSETS                            0.04%                    0.07%
Ingram Micro Inc Class A                0 $        --          200 $      9,000
Ricoh Co Ltd ADR (Japan)              677       32,414       2,679      128,267
Standard Register Co                  301        9,444           0          --
                                          ------------             ------------
    TOTAL OFFICE EQUIPMENT &
                    SUPPLIES
                     - VALUE              $     41,858             $    137,267
                     -  COST              $     53,924             $    198,090
PHARMACEUTICALS
PERCENT OF NET ASSETS                            1.62%                    3.75%
Abbott Laboratories                 2,188 $     84,237      11,524 $    443,673
Allergan Inc                           65        3,071         504       23,814
ALZA Corp                             122        4,392         699       25,164
American Home Products Corp         1,930       96,740       9,818      492,126
Amgen Inc+                            377       22,950       1,889      114,993
Astra AB ADR Series B
 (Sweden)                           3,938       63,499      14,004      225,815
Bergen Brunswig Corp Class A          225        7,678         745       25,423
Bristol-Myers Squibb Co             1,384      135,458       7,394      723,687
Centocor Inc                          346       11,245         940       30,550
Covance Inc                            90        2,003         581       12,927
Dura Pharmaceuticals Inc                0          --          500        8,250
Forest Labs Inc Class A               364       11,921       1,140       37,335
Glaxo Holdings PLC ADR (UK)         3,100      172,243      10,992      610,742

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
        998  $     18,900         926 $     17,536       1,794 $     33,974
        500        13,531           0          --            0          --
      1,043         1,173         684          770       1,337        1,504
      5,822       628,048       5,584      602,374      10,595    1,142,936
      1,581        56,817       1,560       56,063       2,837      101,955
        299         2,822         199        1,878           0          --
      1,095        49,001       1,038       46,451       1,912       85,562
      4,869        39,256       4,318       34,814       7,878       63,516
        600        22,613         513       19,334       1,200       45,225
      1,304        62,511       1,306       62,606       2,354      112,845
      5,117        76,755       5,246       78,690       9,048      135,720
        600         6,675         400        4,450       1,000       11,125
      1,240        22,553       1,078       19,606       1,984       36,084
      1,564        32,746       1,494       31,281       2,692       56,364
      7,559        73,700       7,868       76,713      14,098      137,456
      1,935        25,155       1,689       21,957       3,092       40,196
-----------  ------------ ----------- ------------ ----------- ------------
             $  1,804,747             $  1,704,691             $  3,226,953
             $  2,777,500             $  2,591,938             $  5,075,043
                    0.11%                    0.14%                    0.15%
        300  $     13,500         300 $     13,500         700 $     31,500
      6,249       299,194       6,025      288,469      11,533      552,185
        432        13,554         312        9,789           0          --
-----------  ------------ ----------- ------------ ----------- ------------
             $    326,248             $    311,758             $    583,685
             $    453,049             $    435,062             $    815,644
                    5.73%                    7.16%                    9.35%
     26,866  $  1,034,340      23,644 $    910,293      58,292 $  2,244,241
      1,189        56,180       1,098       51,880       2,108       99,603
      1,513        54,468       1,336       48,096       2,786      100,296
     22,818     1,143,751      20,080    1,006,509      49,586    2,485,497
      4,515       274,851       3,871      235,647       9,648      587,322
     31,150       502,294      30,660      494,393      56,134      905,161
      1,386        47,297         875       29,859       2,050       69,956
     17,357     1,698,815      15,230    1,490,635      37,571    3,677,261
      1,881        61,133       1,766       57,395       3,820      124,150
      1,029        22,895         877       19,513       1,546       34,399
      1,000        16,500         800       13,200       1,700       28,050
      2,132        69,823       1,972       64,583       4,320      141,480
     24,501     1,361,336      24,113    1,339,778      44,134    2,452,194

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                        LifePath 2000            LifePath 2010
                             ------------------------ ------------------------
                                  Shares        Value      Shares        Value

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
ICN Pharmaceuticals Inc              300 $      4,613       1,006 $     15,467
Immunex Corp                         100        5,038         300       15,188
Interneuron Pharmaceuticals
 Co                                    0          --          400        1,050
IVAX Corp                          1,230        9,533       1,240        9,610
Lilly (Eli) & Co                   1,599      104,734       8,271      541,750
Marshall & Ilsley Corp               558       24,552       1,540       67,760
McKesson Corp                        400       30,000       1,100       82,500
Merck & Co Inc                     1,673      193,962       8,936    1,036,016
Millipore Corp                        52        1,128         376        8,155
Mylan Laboratories                   603       13,794       1,770       40,489
Novo Nordisk A/S ADR
 (Denmark)                         2,132      142,710       7,761      519,501
Omnicare Inc                         400       12,475       1,200       37,425
Perrigo Co                           812        6,902         550        4,675
Pfizer Inc                         1,895      176,234       9,709      902,936
Pharmacia and Upjohn Inc             737       30,632       4,070      169,159
PharMerica Inc                        35          137         338        1,320
Rexall Sundown Inc                   200        3,638         500        9,125
Schering-Plough Corp               1,083       93,137       5,429      466,893
Schweitzer-Mauduit
 International Inc                    20          496          92        2,283
SmithKline Beecham PLC ADR
 (UK)                              1,955      111,190       6,895      392,152
SouthTrust Corp                      706       22,857       2,170       70,254
ThermoLase Corp                        0          --          100          613
Warner Lambert Co                  1,137       74,188       6,091      397,437
Watson Pharmaceutical Inc            400       18,025       1,100       49,569
Xoma Corp                            188          388           0          --
Zeneca Group PLC ADR (UK)          1,474       53,801       5,331      194,582
                                         ------------             ------------
      TOTAL PHARMACEUTICALS
                    - VALUE              $  1,749,601             $  7,810,408
                    -  COST              $  1,174,890             $  4,668,275
PUBLISHING
PERCENT OF NET ASSETS                           0.33%                    0.61%
American Greetings Corp
 Class A                             133 $      5,019         605 $     22,158
Belo (A H) Corp                      512        9,472         980       18,130
Central Newspapers Class A           100        6,200         300       18,600
Chris-Craft Industries Inc           119        4,953         268       11,156
Comcast Corp Class A                 455       17,006       2,744      102,557
Donnelley (R R) & Sons Co            159        5,764       1,100       39,875
Dow Jones & Co Inc                   104        5,181         788       39,252
E.W. Scripps Co                      100        4,719         300       14,156
Elsevier NV ADR
 (Netherlands)                     3,287       82,174      11,861      296,525
Ennis Business Forms Inc               0          --            0          --
Gannett Co Inc                       478       28,202       2,145      126,555
Gibson Greetings Inc+                  0          --            0          --
Golden Books Family
 Entertainment Inc                   234          322           0          --

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
      1,962  $     30,166       1,860 $     28,598       4,060 $     62,423
        500        25,313         500       25,313       1,000       50,625
          0           --          600        1,575         900        2,363
      2,323        18,003       1,963       15,213       3,995       30,961
     19,223     1,259,105      16,922    1,108,390      41,815    2,738,881
      2,903       127,732       2,783      122,452       6,020      264,880
      2,000       150,000       1,900      142,500       4,100      307,500
     20,815     2,413,238      18,250    2,115,858      45,196    5,239,910
        788        17,090         686       14,878       1,628       35,307
      3,265        74,687       3,127       71,530       6,652      152,165
     17,106     1,145,032      16,879    1,129,837      30,797    2,061,473
      2,300        71,731       2,200       68,613       4,700      146,581
      1,252        10,642         842        7,157       1,680       14,280
     22,765     2,117,144      19,953    1,855,628      49,305    4,585,364
      9,384       390,023       8,554      355,526      16,658      692,348
        955         3,731         792        3,094       1,547        6,043
      1,000        18,250       1,000       18,250       2,100       38,325
     12,788     1,099,767      11,269      969,133      27,728    2,384,607
        214         5,310         176        4,367         351        8,709
     15,291       869,676      15,063      856,707      27,489    1,563,436
      4,105       132,899       3,980      128,853       8,402      272,015
          0           --            0          --          300        1,838
     14,260       930,465      12,525      817,255      30,983    2,021,640
      2,100        94,631       2,000       90,125       4,300      193,769
        193           398         193          398           0          --
     11,817       431,321      11,618      424,057      21,283      776,830
             ------------             ------------             ------------
             $ 17,780,037             $ 16,137,088             $ 36,601,883
             $ 10,467,422             $  9,851,567             $ 23,938,098
                    0.90%                    1.14%                    1.36%
      1,336  $     48,931       1,292 $     47,320       2,380 $     87,168
      1,928        35,668       1,888       34,928       3,980       73,630
        500        31,000         500       31,000       1,100       68,200
        506        21,062         344       14,319         232        9,657
      6,525       243,872       5,637      210,683      14,100      526,988
      2,628        95,265       2,433       88,196       4,705      170,556
      1,730        86,176       1,604       79,899       3,115      155,166
        700        33,031         600       28,313       1,300       61,344
     26,326       658,150      25,863      646,575      47,359    1,183,975
        247         2,485           0          --            0          --
      5,051       298,009       4,436      261,724      11,514      679,326
        244         4,743           0          --            0          --
        313           430         233          320           0          --

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Harland (John H) Co                    55 $        718         248 $      3,239
Harte-Hanks Communications
 Inc                                  200        4,388         600       13,163
Houghton Mifflin Co                   304        9,177         240        7,245
Interpublic Group Co Inc              128        7,296       1,029       58,653
Knight-Ridder Inc                     144        6,858         597       28,432
Lee Enterprises Inc                   498       11,765           0          --
Liberty Media Group Class A         1,579       51,614       4,307      140,785
Marvel Entertainment Group
 Inc                                    0          --          200           30
McGraw-Hill Inc                       176       13,420         840       64,050
Media General Inc Class A             280       11,900         220        9,350
Meredith Corp                         102        3,423         434       14,566
Moore Corp Ltd                        104          995         783        7,487
New York Times Co Class A             232        6,728       1,498       43,442
News Corporation Ltd                  854       20,549       2,880       69,300
Primedia Inc                            0          --          200        2,000
Readers Digest Association
 Class A                              300        5,888       1,100       21,588
Readers Digest Association
 Class B                              200        4,050         300        6,075
Scholastic Inc                        200        7,750         200        7,750
Times Mirror Co Class A               152        8,693         659       37,687
Washington Post Co Class B             27       13,838         100       51,250
Workflow Management Inc                 0          --          122          648
Ziff Davis Inc                          0          --          300        2,400
                                          ------------             ------------
            TOTAL PUBLISHING
                     - VALUE              $    358,062             $  1,278,104
                     -  COST              $    338,422             $  1,147,703
REAL ESTATE
PERCENT OF NET ASSETS                            0.21%                    0.30%
AMB Property Corp REIT                  0 $        --          200 $      4,700
Archstone Communities Trust
 REIT                                 600       11,625       1,600       31,000
Arden Realty Group Inc REIT           300        6,338         800       16,900
Boston Properties Inc REIT            200        5,713         600       17,138
CarrAmercia Realty Corp REIT          300        6,750         800       18,000
Castle & Cooke Inc                    215        3,225         136        2,040
Catellus Development Corp             400        5,025       1,000       12,563
Chicago Title Corp                      6          211         206        7,249
Cornerstone Properties Inc
 REIT                                 500        7,188       1,400       20,125
Echelon International Corp             68        1,560          53        1,216
Equity Office Properties
 Trust REIT                         1,000       22,688       2,962       67,200
Equity Residential
 Properties Trust REIT                400       15,975       1,300       51,919
Federal Realty Investment
 Trus                                   0          --            0          --
Fel Cor Lodging Trust Inc
 REIT                                 200        4,075         800       16,300
Franchise Finance Corp REIT             0          --          100        2,338
Health Care Property
 Investors Inc REIT                   300        9,394         300        9,394
HRPT Properties Trust REIT            600        9,375       1,900       29,688

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
        620  $      8,099         616 $      8,047       1,015 $     13,258
      1,100        24,131       1,000       21,938       2,200       48,263
        460        13,886         310        9,358         890       26,867
      2,325       132,525       2,058      117,306       4,960      282,720
      1,424        67,818       1,381       65,770       2,603      123,968
        708        16,727         510       12,049           0          --
      8,180       267,384       7,788      254,570      16,738      547,123
      1,400           210         200           30         600           90
      1,865       142,206       1,737      132,446       3,190      243,238
        410        17,425         290       12,325         570       24,225
        926        31,079         908       30,475       1,646       55,244
      1,808        17,289       1,536       14,688       2,924       27,961
      3,452       100,108       3,254       94,366       6,266      181,714
      6,384       153,615       6,249      150,367      11,313      272,219
        400         4,000         300        3,000         600        6,000
      2,000        39,250       1,900       37,288       4,100       80,462
        300         6,075         300        6,075         600       12,150
        200         7,750         200        7,750         400       15,500
      1,574        90,013       1,439       82,293       2,921      167,045
        180        92,250         133       68,163         325      166,563
        255         1,355         215        1,142         486        2,582
        700         5,600         500        4,000       1,100        8,800
             $  2,797,617             $  2,576,723             $  5,322,002
             $  2,477,341             $  2,290,143             $  4,758,681
             ------------             ------------             ------------
                    0.39%                    0.52%                    0.60%
        300  $      7,050         200 $      4,700         600 $     14,100
      3,100        60,063       2,900       56,188       6,200      120,125
      1,500        31,688       1,400       29,575       3,100       65,488
      1,100        31,419       1,100       31,419       2,300       65,694
      1,500        33,750       1,400       31,500       3,100       69,750
        336         5,040         222        3,330         341        5,115
      2,000        25,125       1,900       23,869       4,100       51,506
        412        14,497         812       28,572       1,012       35,610
      2,700        38,813       2,500       35,938       5,400       77,625
         96         2,202          70        1,606          65        1,491
      5,665       128,525       5,384      122,150      11,568      262,449
      2,400        95,850       2,300       91,856       4,800      191,700
          0           --            0          --          400        8,050
      1,600        32,600         800       16,300       1,700       34,638
          0           --            0          --          200        4,675
        400        12,525         500       15,656         700       21,919
      3,700        57,813       3,500       54,688       7,400      115,625

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Kimco Realty Corp REIT                300 $     10,650         650 $     23,075
Mack-Cali Realty Corp REIT            300        8,644         800       23,050
MAXXAM Inc+                             0          --            0          --
Meditrust Corp REIT                   702       10,887       1,280       19,846
New Plan Realty Trust REIT            400        8,100         800       16,200
Patriot American Hospitality
 Inc REIT                             500        6,750       1,700       22,950
Public Storage Inc REIT               400        9,350       1,100       25,713
Simon Debartolo Group Inc
 REIT                                 300        8,719       1,100       31,969
Starwood Lodging Trust REIT           964       35,186       2,666       97,309
United Dominion Realty Trust
 Inc Reit                             500        5,813       1,500       17,438
Vornado Realty Trust REIT             300        9,413         900       28,238
Weingarten Realty Investors
 REIT                                 200        7,700         200        7,700
Westfield America Inc REIT              0          --          200        3,175
                                          ------------             ------------
           TOTAL REAL ESTATE
                     - VALUE              $    230,354             $    624,433
                     -  COST              $    262,251             $    721,010
RETAIL & RELATED
PERCENT OF NET ASSETS                            1.00%                    2.24%
Abercrombie & Fitch Co                  6 $        258          30 $      1,290
Amazon.com Inc                        100        8,350         200       16,750
Ann Taylor Stores Inc                 247        6,005         195        4,741
AutoZone Inc+                         256        6,640       1,211       31,410
Barnes & Noble                        400       10,825         700       18,944
Bed Bath & Beyond Inc                 400        7,225       1,400       25,288
Benetton SpA ADR (Italy)            1,917       55,593       6,962      201,898
Best Buy Co Inc                       400       15,750       1,100       43,313
BJ's Wholesale Club Inc               365       12,319           0          --
Borders Group Inc                     300        5,681       1,000       18,938
CDW Computer Centers Inc                0          --          100        3,850
Charming Shoppes Inc                   59          258           0          --
Circuit City Stores Inc               147        4,539         784       24,206
Coles Myer Ltd ADR
 (Australia)                          924       26,219       3,432       97,383
CompUSA Inc                           400        4,750       1,200       14,250
Consolidated Stores Corp+             118        3,717         868       27,342
Corporate Express Inc                 650        6,256       1,250       12,031
Costco Co Inc+                        315       14,825       1,716       80,759
CVS Corp                              494       17,969       2,816      102,432
Dayton-Hudson Corp                    568       20,448       3,288      118,368
Department 56 Inc                     200        5,900         200        5,900
Dillards Inc Class A                  128        3,696         848       24,486
Dollar General Corp                   515       13,841       1,041       27,977
Dollar Tree Stores Inc                200        5,800         550       15,950
Eastman Kodak Co                      393       30,703       2,572      200,938
Enesco Group Inc                      220        5,308         170        4,101

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
      1,350  $     47,925         900 $     31,950       2,000 $     71,000
      1,600        46,100       1,500       43,219       3,100       89,319
        128         7,296           0          --            0          --
      2,951        45,733       2,610       40,453       5,915       91,687
      1,600        32,400       1,500       30,375       3,200       64,800
      3,300        44,550       2,700       36,450       5,700       76,950
      2,200        51,425       2,100       49,088       4,400      102,850
      2,100        61,031       2,000       58,125       4,200      122,063
      5,068       184,982       6,693      244,294      10,355      377,958
      2,800        32,550       2,400       27,900       5,200       60,450
      1,700        53,338       1,700       53,338       3,600      112,950
        400        15,400         400       15,400         900       34,650
        400         6,350         300        4,763         600        9,525
             ------------             ------------             ------------
             $  1,206,040             $  1,182,702             $  2,359,762
             $  1,458,635             $  1,447,185             $  2,858,508
                    3.41%                    4.22%                    5.38%
         71  $      3,053          63 $      2,709         113 $      4,859
        300        25,125         300       25,125         600       50,250
        351         8,534         253        6,151         237        5,762
      2,821        73,170       2,633       68,293       5,008      129,895
      1,300        35,181       1,200       32,475       2,600       70,363
      2,400        43,350       2,400       43,350       5,000       90,313
     15,562       451,298      15,272      442,888      27,981      811,449
      2,200        86,625       2,100       82,688       4,400      173,250
        497        16,774         367       12,386           0          --
      1,800        34,088       1,700       32,194       3,700       70,069
        200         7,700         100        3,850         300       11,550
      2,288        10,010       1,620        7,088       3,364       14,718
      1,783        55,050       1,773       54,741       3,170       97,874
      7,675       217,778       7,532      213,720      13,740      389,873
      2,400        28,500       2,300       27,313       4,800       57,000
      1,929        60,764       1,775       55,913       3,487      109,841
      2,250        21,656       2,250       21,656       4,700       45,238
      3,963       186,509       3,434      161,613       7,096      333,956
      6,638       241,457       5,998      218,177      15,540      565,267
      7,756       279,216       6,726      242,136      17,770      639,720
        300         8,850         200        5,900         600       17,700
      1,975        57,028       1,978       57,115       3,580      103,373
      2,506        67,349       2,220       59,663       5,346      143,674
        950        27,550         950       27,550       2,000       58,000
      5,916       462,187       5,391      421,172      10,631      830,547
        299         7,213         214        5,163         210        5,066

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                        LifePath 2000            LifePath 2010
                             ------------------------ ------------------------
                                  Shares        Value      Shares        Value

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Ensco International Inc              700 $      7,350       1,900 $     19,950
Family Dollar Stores Inc             560        7,105       1,840       23,345
Federated Department Stores
 Inc+                                259       11,283       1,703       74,187
Fingerhut Co                         505       12,246         400        9,700
Footstar Inc                          46        1,340         245        7,136
Fred Myer Inc                        200        7,863       1,200       47,175
Gap Inc                              578       29,514       2,955      150,890
Global DirectMail Corp               200        2,663         200        2,663
Hancock Fabrics Inc                    0          --            0          --
Harcourt General Inc                  89        4,322         582       28,263
Heilig Meyers Co                     524        5,961         410        4,664
Home Depot Inc                     2,166       83,390      10,942      421,266
Homebase Inc                         365        2,236           0          --
Ito Yokado Co Ltd ADR
 (Japan)                           1,720       78,474       6,360      290,175
Jones Apparel Group Inc              400        7,750       1,000       19,375
Jostens Inc                          107        2,127         280        5,565
K Mart Corp+                         804       10,251       3,867       49,304
Kohls Corp                           672       30,534       1,740       79,061
Limited Inc                          277        5,782       1,809       37,763
Longs Drug Stores Corp                76        2,594         349       11,910
Lowe's Co Inc                        514       18,022       2,780       97,474
May Department Stores Co             294       16,538       1,818      102,263
Michaels Stores Inc                    0          --            0          --
Micro Warehouse Inc                  300        4,875         300        4,875
Midas Inc                             10          226         146        3,303
Neiman Marcus Group Inc                0          --          300        7,294
Newell Co                            259       12,367       1,230       58,733
Nordstrom Inc                        244        7,305       1,190       35,626
Office Depot Inc+                  1,038       26,469       2,950       75,225
Officemax Inc                        500        5,250       1,850       19,425
Payless ShoeSource Inc               217        8,924         511       21,015
Penney (J C) Co Inc                  356       17,644       2,063      102,247
PetSmart Inc                       1,200        5,925       1,300        6,419
Pier 1 Imports Inc                   450        4,472       1,450       14,409
Proffitts Inc                        400       10,200       1,100       28,050
Rite Aid Corp                        218        7,889       2,078       75,198
Ross Stores Inc                      200        7,275         700       25,463
Ruddick Corp                           0          --            0          --
Saks Holdings Inc                    200        4,188         300        6,281
School Specialty Inc                   0          --          102        1,167
Sears Roebuck & Co                   508       23,082       3,105      141,083
Service Merchandise Co               771        1,060           0          --
Sherwin Williams Co                  261        6,231       1,419       33,879
Staples Inc                        1,094       29,675       3,095       83,952

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
      3,700  $     38,850       3,500 $     36,750       7,400 $     77,700
      3,470        44,026       3,280       41,615       6,984       88,610
      3,866       168,413       3,622      157,783       6,911      301,060
        714        17,315         509       12,343         180        4,365
        521        15,174         382       11,126         654       19,048
      2,800       110,075       2,100       82,556       4,500      176,906
      6,883       351,463       6,016      307,192      15,920      812,915
        300         3,994         200        2,663         400        5,325
        342         3,249           0          --            0          --
      1,319        64,054       1,211       58,809       2,253      109,411
        834         9,487         544        6,188       1,300       14,787
     25,612       986,061      22,472      865,171      55,546    2,138,520
        497         3,044         367        2,248           0          --
     14,800       675,250      14,112      643,860      27,104    1,236,619
      1,900        36,813       1,800       34,875       3,900       75,563
        690        13,714         567       11,269       1,398       27,785
      9,017       114,967       8,437      107,572      15,826      201,781
      3,408       154,851       2,416      109,777       7,216      327,877
      4,117        85,942       3,867       80,724       7,326      152,930
        794        27,095         671       22,898       1,256       42,861
      6,398       224,330       5,884      206,308      11,418      400,344
      4,285       241,031       3,834      215,662       7,597      427,331
          0           --            0          --          200        4,700
        600         9,750         400        6,500         700       11,375
        341         7,715         265        5,996         510       11,539
        600        14,588         500       12,156       1,100       26,744
      2,804       133,891       2,586      123,481       6,330      302,258
      2,806        84,005       2,726       81,610       4,952      148,251
      5,942       151,521       5,567      141,959      11,980      305,490
      3,500        36,750       3,250       34,125       7,050       74,025
      1,043        42,893       1,015       41,742       2,104       86,527
      4,661       231,011       4,257      210,988       8,225      407,652
      2,200        10,863       1,600        7,900       3,000       14,813
      2,800        27,825       2,700       26,831       5,700       56,644
      2,100        53,550       2,000       51,000       4,300      109,650
      4,732       171,239       4,304      155,751       8,506      307,811
      1,400        50,925       1,300       47,288       2,800      101,850
        714        10,799         524        7,926           0          --
        700        14,656         500       10,469       1,300       27,219
        213         2,436         179        2,047         405        4,632
      7,187       326,559       6,526      296,525      12,875      585,008
      1,516         2,085       1,111        1,528           0          --
      3,262        77,880       3,018       72,055       5,670      135,371
      5,844       158,519       5,560      150,815      11,885      322,381

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Sunglass Hut International
 Inc                                  600 $      3,450         500 $      2,875
Talbots Inc                           200        4,213         200        4,213
Tandy Corp                            126        6,875         795       43,377
Tech Data Corp                        200        7,563         600       22,688
TJX Companies Inc                     326        7,274       2,436       54,353
Toys R Us Inc+                        471        8,743       2,221       41,227
U.S. Office Products Co                 0          --          231        1,729
Venator Group Inc+                    187        1,695       1,047        9,488
Walgreen Co                           680       26,180       3,684      141,834
WalMart Stores Inc                  3,248      190,819      16,793      986,588
Williams-Sonoma Inc                     0          --            0          --
                                          ------------             ------------
      TOTAL RETAIL & RELATED
                     - VALUE              $  1,080,089             $  4,656,690
                     -  COST              $    912,799             $  3,415,568
SERVICES
PERCENT OF NET ASSETS                            0.05%                    0.09%
Block (H R) Inc                       115 $      4,499         828 $     32,396
CMS Energy Corp                         0          --            0          --
Corrections Corp of America           400        6,125       1,100       16,844
Public Service Enterprise
 Group                                388       14,211       1,835       67,207
Service Corp International            409       13,855       2,018       68,360
Sotheby's Holdings Inc                611       10,463           0          --
                                          ------------             ------------
              TOTAL SERVICES
                     - VALUE              $     49,153             $    184,807
                     -  COST              $     51,475             $    167,299
SHIPPING
PERCENT OF NET ASSETS                            0.00%                    0.00%
Halter Marine Group Inc               273 $      2,457         282 $      2,538
                                          ------------             ------------
              TOTAL SHIPPING
                     - VALUE              $      2,457             $      2,538
                     -  COST              $      3,161             $      3,332
TELECOMMUNICATIONS
PERCENT OF NET ASSETS                            2.07%                    4.67%
ADC Telecommunications                672 $     14,910       1,860 $     41,269
Adtran Inc                            100        2,150         200        4,300
Advanced Fibre Communication          300        2,138         700        4,988
Airtouch Communications+              910       51,188       4,068      228,825
Alcatel Alsthom Compagnie
 Generale d'electricite ADR
 (France)                           3,265       98,561      11,620      350,778
Aliant Communications Inc               0          --            0          --
Alltel Corp                           329       14,846       2,237      100,945
Ameritech Corp                      1,714       80,771       8,202      386,518

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
      1,000  $      5,750         700 $      4,025       1,300 $      7,475
          0           --          200        4,213         400        8,425
      1,822        99,413       1,817       99,140       3,358      183,221
      1,200        45,375       1,100       41,594       2,300       86,969
      5,858       130,707       4,914      109,644      12,982      289,661
      5,070        94,112       4,917       91,272       9,313      172,873
        480         3,600         403        3,024         912        6,838
      2,678        24,269       2,311       20,943       4,309       39,050
      8,662       333,487       7,556      290,906      20,070      772,695
     39,060     2,294,774      34,380    2,019,824      84,854    4,985,172
          0           --            0          --          400       10,200
             ------------             ------------             ------------
             $ 10,556,160             $  9,521,695             $ 21,077,864
             $  7,629,400             $  7,083,125             $ 16,132,003
                    0.16%                    0.18%                    0.19%
      1,884  $     73,712       1,843 $     72,107       3,490 $    136,546
      1,314        55,599           0          --            0          --
      2,100        32,156       2,000       30,625       4,200       64,313
      4,244       155,436       4,016      147,086       7,664      280,694
      4,712       159,619       4,446      150,608       8,309      281,467
        848        14,522         623       10,669           0          --
             ------------             ------------             ------------
             $    491,044             $    411,095             $    763,020
             $    404,453             $    363,945             $    721,820
                    0.00%                    0.00%                    0.00%
        369  $      3,321         330 $      2,970         630 $      5,670
             ------------             ------------             ------------
             $      3,321             $      2,970             $      5,670
             $      4,327             $      3,853             $      7,435
                    7.13%                    8.99%                   10.71%
      3,596  $     79,786       3,416 $     75,793       7,220 $    160,194
        200         4,300         300        6,450         700       15,050
      1,300         9,263       1,300        9,263       2,800       19,950
      9,966       560,588       8,797      494,831      21,655    1,218,094
     25,951       783,396      25,515      770,233      46,611    1,407,069
        490        12,128           0          --            0          --
      5,047       227,735       3,240      146,205       6,039      272,510
     19,138       901,878      16,796      791,511      41,604    1,960,587

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Andrew Corp+                          160 $      2,370         762 $     11,287
Ascend Communications Inc+            250        8,750       1,500       52,500
Aspect Telecommunication
 Corp                                   0          --          500       11,906
AT & T Corp                         2,497      125,156      14,547      729,172
Bell Atlantic Corp                  2,284      100,781      11,590      511,408
BellSouth Corp                      1,380       94,615       7,952      545,208
British Telecommunications
 PLC ADR (UK)                       1,874      239,754       6,923      885,710
Century Telephone Enterprise            0          --            0          --
Ciena Corp                            200        5,625         600       16,875
Comsat Corp                           510       11,124         800       17,450
Cox Communications Inc Class
 A                                    313       13,146         974       40,908
Deutsche Telekom Ag ADR
 (Germany)                          4,076       97,823      14,658      351,791
DSC Communications Corp               226        5,452         948       22,871
DSP Communications Inc                  0          --          500        5,719
Ericsson L M Telephone ADR
 (Sweden)                           2,182       46,640       7,926      169,418
Excel Communications Inc              400        8,075         900       18,169
Federal Signal Corp                   498       10,147         490        9,984
Frontier Corp                         290        8,809       1,300       39,488
Glenayre Technologies Inc             650        4,388         650        4,388
Global TeleSystems Group Inc          200        6,275         500       16,000
GTE Corp                            1,466       73,299       7,143      357,149
Hong Kong Telecommunications
 Ltd ADR (Hong Kong)                9,762      161,682      34,944      578,759
ICG Communications Inc                200        3,575         600       10,763
IXC Communications Inc                  0          --          100        2,450
Loral Space & Communications          842       13,367       2,582       40,989
Lucent Technologies Inc             1,938      137,355       9,808      695,141
MCI Communications Corp               994       49,700       5,797      289,850
McLeod Inc Class A                    200        5,800         500       14,500
NEXTEL Communications Class
 A+                                   368        6,647       2,180       39,376
Nippon Telegraph & Telegraph
 ADR (Japan)                        1,824       68,285       6,939      259,779
Nokia Corp                            506       33,807       1,788      119,461
Northern Telecom Ltd                  802       38,296       3,874      184,984
Omnipoint Corp                        200        2,200         300        3,300
Paging Network Inc                    500        3,625         700        5,075
Pairgain Technologies Inc               0          --          600        5,288
Pan Am Sat Corp                         0          --          200        8,475
Picturetel Corp                       400        2,350         400        2,350
Qualcom Inc                           300       13,181         900       39,544
Qwest Communications
 International Inc                    700       17,456       1,800       45,000
SBC Communication Inc               2,706      102,827      13,672      519,535
Scientific-Atlanta Inc                 85        1,503         684       12,098
SkyTel Communications Inc+              0          --          400        5,250

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
      1,659  $     24,574       1,415 $     20,960       3,373 $     49,963
      3,500       122,500       3,110      108,850       7,460      261,100
          0           --            0          --        1,100       26,194
     33,383     1,673,302      29,101    1,458,667      56,461    2,830,102
     27,002     1,191,462      23,788    1,049,645      58,694    2,589,872
     18,213     1,248,728      16,690    1,144,307      32,049    2,197,359
     15,243     1,950,150      15,012    1,920,597      27,469    3,514,314
      1,242        56,356           0          --            0          --
      1,300        36,563       1,200       33,750       2,700       75,938
      1,419        30,952       1,414       30,843       2,890       63,038
      1,794        75,348       1,627       68,334       3,549      149,058
     32,515       780,360      31,944      766,655      58,501    1,404,023
      2,139        51,603       2,076       50,083       3,737       90,155
          0           --          600        6,863       1,000       11,438
     17,574       375,644      17,356      370,985      31,610      675,664
      1,700        34,319       1,600       32,300       3,300       66,619
        807        16,443         802       16,341       1,780       36,268
      3,037        92,249       2,654       80,615       5,422      164,693
      1,175         7,931         800        5,400       1,425        9,619
        900        28,800         900       28,800       1,900       60,800
     16,762       838,100      14,729      736,450      36,397    1,819,849
     77,475     1,283,179      76,335    1,264,297     140,241    2,322,741
      1,100        19,731       1,100       19,731       2,300       41,256
        300         7,350         200        4,900         400        9,800
      4,912        77,978       4,674       74,200       9,966      158,210
     22,798     1,615,807      20,032    1,419,767      49,604    3,515,683
     13,302       665,100      12,159      607,950      22,899    1,144,950
        900        26,100         900       26,100       1,800       52,200
      4,988        90,096       4,701       84,912       9,525      172,045
     16,460       616,221      15,758      589,940      30,174    1,129,639
      3,866       258,297       3,852      257,362       7,002      467,821
      9,060       432,615       7,948      379,517      19,672      939,338
        400         4,400         400        4,400         600        6,600
      1,500        10,875       1,300        9,425       2,900       21,025
      1,300        11,456       1,200       10,575       2,600       22,913
        300        12,713         300       12,713         700       29,663
        700         4,113         500        2,938         800        4,700
      1,700        74,694       1,600       70,300       3,400      149,388
      3,499        87,475       3,300       82,500       7,000      175,000
     32,030     1,217,139      28,152    1,069,775      69,450    2,639,099
      1,559        27,575       1,365       24,143       2,554       45,174
          0           --            0          --            0          --

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Southern New England
 Telecommu                              0 $        --            0 $        --
Sprint Corp                           595       39,902       3,423      229,555
Tel-Save Holdings Inc                   0          --          500        7,500
Tele Danmark A/S ADR
 (Denmark)                          1,409       72,563       5,078      261,517
Tele-Communications TCI
 Ventures Group Class A             1,816       30,191       5,490       91,271
Telecommunications of New
 Zealand Corp ADR (New
 Zealand)                             969       29,070       3,458      103,740
Telefonica de Espana SA ADR
 (Spain)                              508       55,436       1,825      199,153
Telephone & Data System Inc             0          --            0          --
Tellabs Inc+                          257       10,858       1,381       58,347
U.S. West Inc                         689       35,828       4,078      212,071
Vanguard Cellular Systems
 Class A                              411        7,706         330        6,188
Vodafone Group PLC ADR (UK)           908      114,067       3,182      399,738
Western Wireless Corp Class
 A                                      0          --          100        1,563
WorldCom Inc+                       1,444       59,114       8,291      339,412
                                          ------------             ------------
    TOTAL TELECOMMUNICATIONS
                     - VALUE              $  2,243,184             $  9,727,046
                     -  COST              $  1,753,983             $  7,042,104
TEXTILES
PERCENT OF NET ASSETS                            0.05%                    0.05%
Brown Group Inc                        31 $        457         180 $      2,655
Burlington Industries Inc             729        6,926         477        4,532
Cintas Corp                           420       17,115         900       36,675
Collins & Aikman Corp                   0          --            0          --
Shaw Industries Inc                 1,260       19,058       1,630       24,654
Springs Industries Inc Class
 A                                     33        1,091         195        6,447
Unifi Inc                             268        5,963         800       17,800
West Point Stevens Inc                200        5,900         600       17,775
                                          ------------             ------------
              TOTAL TEXTILES
                     - VALUE              $     56,510             $    110,538
                     -  COST              $     52,183             $    114,687
TOBACCO
PERCENT OF NET ASSETS                            0.23%                    0.55%
BAT Industries PLC ADR (UK)         4,303 $     80,680      15,554 $    291,638
Fortune Brands Inc                    260        7,166       1,416       39,029
Philip Morris Co Inc                3,481      144,678      18,097      752,156
Swedish Match AB ADR
 (Sweden)                             552       17,112       2,102       65,162
Swedish Match AB ADR
 (Sweden)                               0          --            2          --
                                          ------------             ------------
               TOTAL TOBACCO
                     - VALUE              $    249,636             $  1,147,985
                     -  COST              $    228,564             $    952,678

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
        975  $     63,192           0 $        --            0 $        --
      7,930       531,806       7,239      485,465      14,081      944,307
        900        13,500         600        9,000       1,900       28,500
     11,291       581,487      11,116      572,474      20,228    1,041,742
     10,502       174,596       9,968      165,718      23,096      383,971
      7,783       233,490       7,648      229,440      13,938      418,140
      4,043       441,192       3,929      428,752       7,200      785,700
        827        27,394           0          --            0          --
      3,217       135,918       2,856      120,666       7,388      312,143
      9,250       481,000       8,387      436,118      16,360      850,720
        595        11,156         427        8,006         390        7,313
      7,096       891,435       6,909      867,942      12,702    1,595,688
          0           --            0          --          300        4,688
     18,975       776,789      17,380      711,494      33,221    1,359,984
             ------------             ------------             ------------
             $ 22,120,327             $ 20,275,251             $ 41,929,661
             $ 15,710,932             $ 14,851,686             $ 31,825,477
                    0.07%                    0.09%                    0.11%
        338  $      4,986         221 $      3,260         253 $      3,732
      1,136        10,792         749        7,116       1,902       18,069
      1,740        70,905       1,730       70,498       3,580      145,885
          0           --            0          --          400        2,600
      3,015        45,602       2,905       43,938       6,200       93,775
        403        13,324         319       10,547         650       21,491
      1,582        35,200       1,482       32,974       3,140       69,865
      1,100        32,588       1,100       32,588       2,300       68,138
             ------------             ------------             ------------
             $    213,397             $    200,921             $    423,555
             $    216,631             $    208,452             $    457,694
                    0.85%                    1.07%                    1.38%
     34,608  $    648,900      34,081 $    639,019      62,406 $  1,170,113
      3,194        88,035       2,994       82,522       5,592      154,129
     42,259     1,756,389      37,208    1,546,457      91,862    3,818,013
      4,727       146,537       4,655      144,305       8,593      266,383
          7           --           11          --            1          --
             ------------             ------------             ------------
             $  2,639,861             $  2,412,303             $  5,408,638
             $  2,187,574             $  2,009,236             $  4,761,108

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
TRANSPORTATION
PERCENT OF NET ASSETS                            0.19%                    0.34%
Alexander & Baldwin Inc               204 $      4,794         590 $     13,865
Burlington Northern Santa Fe          196       18,240       1,313      122,191
Canadian National Railway Co            4          180           6          285
Carnival Corp Class A               1,400       40,425       4,000      115,500
CNF Transportation Inc                262        8,188         661       20,656
Consolidated Freightways
 Corp                                  31          271         181        1,584
CSX Corp                              277       10,457       1,813       68,441
Fritz Companies Inc                   200        1,600         200        1,600
Galileo International Inc             200        6,538         500       16,344
Hunt (J B) Transport
 Services                               0          --            0          --
Kansas City Southern
 Industries                           543       17,851       1,610       52,929
Laidlaw Inc Class B                   495        4,269       2,679       23,106
Norfolk Southern Corp                 592       16,687       3,000       84,563
Overseas Shipholding Group            393        5,600         310        4,418
Pittston Brink's Group                323       10,134         620       19,453
Pittston Burlington Group              61          484         160        1,270
Roadway Express Inc                    46          696         158        2,390
Tidewater Inc                         365        7,665         750       15,750
Trinity Industries Inc                322        9,741         640       19,360
Union Pacific Corp                    368       14,651       2,039       81,178
Viad Corp                             436        9,047       1,280       26,560
Wisconsin Central Transport           400        5,025         700        8,794
Xtra Corp                             200       11,775         200       11,775
Yellow Corp                            49          585         223        2,662
                                          ------------             ------------
        TOTAL TRANSPORTATION
                     - VALUE              $    204,903             $    714,674
                     -  COST              $    232,803             $    758,508
UTILITIES
PERCENT OF NET ASSETS                            0.38%                    0.92%
AES Corp+                               0 $        --            0 $        --
Allegheny Energy Inc                    0          --            0          --
Ameren Corp                           208        8,229       1,097       43,400
American Electric Power Inc           306       13,847       1,550       70,138
American Water Works Co Inc           300        8,250         900       24,750
Baltimore Gas & Electric Co           237        7,303       1,179       36,328
Calenergy Inc+                          0          --            0          --
Carolina Power & Light Co             263       11,325       1,183       50,943
Central & South West Corp             340        8,883       1,698       44,360
Cinergy Corp                          227        7,888       1,227       42,638
Conectiv Inc                        1,067       21,740         855       17,421
Consolidated Edison Inc               345       16,323       1,944       91,976
Dominion Resources Inc                278       11,589       1,545       64,407

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
                    0.48%                    0.61%                    0.71%
      1,114  $     26,179       1,109 $     26,062       2,280 $     53,580
      2,929       272,580       2,685      249,873       5,134      477,783
         12           541          11                       24        1,082
      7,600       219,450       7,200      207,900      15,400      444,675
      1,310        40,937       1,273       39,781       2,638       82,438
        405         3,544         286        2,503         569        4,979
      4,043       152,623       3,783      142,808       7,177      270,932
        300         2,400           0          --          400        3,200
      1,000        32,688         900       29,419       2,000       65,375
        596        10,095           0          --            0          --
      2,995        98,461       2,855       93,858       6,080      199,880
      5,933        51,172       5,652       48,749      10,412       89,804
      6,946       195,790       6,543      184,431      12,357      348,313
        550         7,837         405        5,771         375        5,344
      1,157        36,301       1,143       35,862       2,304       72,288
        328         2,604         221        1,754         402        3,191
        270         4,084         243        3,675         359        5,430
      1,525        32,025       1,485       31,185       3,265       68,565
      1,205        36,451       1,135       34,334       2,305       69,726
      4,505       179,355       4,158      165,540       8,035      319,893
      2,441        50,651       2,328       48,306       5,008      103,916
      1,400        17,588       1,300       16,331       2,800       35,175
        300        17,663         200       11,775         500       29,438
        585         6,983         299        3,569         437        5,217
             ------------             ------------             ------------
             $  1,498,002             $  1,383,982             $  2,760,224
             $  1,558,955             $  1,454,028             $  3,155,232
                    1.72%                    1.76%                    1.91%
      2,296  $     62,566           0 $        --            0 $        --
      1,809        48,165           0          --            0          --
      2,536       100,331       2,410       95,346       4,405      174,273
      3,501       158,420       3,250      147,063       6,220      281,455
      1,800        49,500       1,700       46,750       3,600       99,000
      2,668        82,208       2,589       79,774       4,887      150,581
        900        22,894           0          --            0          --
      2,824       121,609       2,584      111,274       4,954      213,332
      3,820        99,798       3,677       96,062       6,978      182,300
      2,986       103,764       2,746       95,424       5,214      181,187
      1,525        31,072       1,090       22,209       1,027       20,925
      4,333       205,005       4,067      192,420       7,753      366,814
      3,604       150,242       3,349      139,611       6,311      263,090

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                         LifePath 2000            LifePath 2010
                              ------------------------ ------------------------
                                   Shares        Value      Shares        Value

-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DTE Energy Co                         238 $     10,026       1,130 $     47,601
Duke Power Co                         451       28,131       2,890      180,264
Edison International                  527       14,987       2,933       83,407
El Paso Energy Corp                     0          --            0          --
Energy East Corp                        0          --            0          --
Entergy Corp                          340        9,796       1,936       55,781
FirstEnergy Corp                      350       10,106       1,810       52,264
Florida Progress Corp                   0          --            0          --
FPL Group Inc                         241       16,042       1,428       95,051
GPU Inc                               242        9,090       1,073       40,305
Hawaiian Electric Industries
 Inc                                  192        7,212         440       16,528
Houston Industries Inc                434       12,505       2,418       69,669
Idaho Power Co                          0          --            0          --
Illinova Corp                           0          --            0          --
Interstate Energy Corp                341       10,273         260        7,833
IPALCO Enterprises Inc                  0          --            0          --
Kansas City Power & Light Co            0          --            0          --
LG & E Energy Corp                      0          --            0          --
Midamerican Energy Co                   0          --            0          --
Minnesota Power & Light Co            349       14,854         270       11,492
Montana Power Co                        0          --            0          --
National Power ADR (UK)               828       25,979       2,900       90,988
Nevada Power Co                       444       11,017         360        8,933
New Century Energies Inc                0          --            0          --
New England Electric System             0          --            0          --
Niagara Mohawk Power Corp+            131        2,031       1,497       23,204
NIPSCO Industries Inc                   0          --            0          --
Northeast Utilities+                    0          --            0          --
Northern States Power Co              140        3,710       1,180       31,270
OGE Energy Corp                         0          --            0          --
Pacificorp                            507       11,439       2,393       53,992
PECO Energy Co                        322       11,029       1,788       61,239
PG & E Corp                           556       17,862       3,120      100,230
Pinnacle West Capital Corp              0          --            0          --
Potomac Electric Power Co               0          --            0          --
PP & L Resources Inc                  257        6,056       1,370       32,281
Public Service Company Of
 New                                    0          --            0          --
Puget Sound Power & Light Co            0          --            0          --
SCANA Corp                              0          --            0          --
Sempra Energy+                        229        5,814       1,959       49,824
Southern Co                         1,015       28,547       5,570      156,656
TECO Energy Inc                         0          --            0          --
Texas Utilities Co                    351       14,918       2,264       96,220

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
      2,643  $    111,336       2,547 $    107,292       4,721 $    198,872
      6,626       413,297       6,049      377,306      11,801      736,087
      6,587       187,318       6,115      173,895      12,382      352,113
      1,684        41,784           0          --            0          --
      1,087        48,915           0          --            0          --
      4,475       128,936       4,234      121,992       8,009      230,759
      4,250       122,719       4,015      115,933       7,420      214,252
      1,434        60,497           0          --            0          --
      3,344       222,585       3,130      208,341       5,989      398,643
      2,342        87,971       2,181       81,924       4,067      152,767
        823        30,914         803       30,163       1,780       66,861
      5,464       157,431       4,880      140,605       9,322      268,590
        585        17,806           0          --            0          --
      1,153        29,762           0          --            0          --
        473        14,249         343       10,333         667       20,093
        882        38,808           0          --            0          --
        955        27,158           0          --            0          --
        992        25,420           0          --            0          --
        680        16,873           0          --            0          --
        480        20,430         350       14,897         335       14,258
        824        32,136           0          --            0          --
      6,411       201,145       6,356      199,420      11,558      362,632
        652        16,178         472       11,712         450       11,166
      1,535        70,802           0          --            0          --
      1,008        40,698           0          --            0          --
      3,427        53,119       2,486       38,533       4,609       71,439
      2,030        59,378           0          --            0          --
      1,916        28,740           0          --            0          --
      2,694        71,391       2,586       68,529       4,748      125,822
      1,224        33,737           0          --            0          --
      5,405       121,950       5,116      115,430       9,774      220,526
      4,107       140,665       3,830      131,178       7,287      249,580
      6,984       224,361       6,526      209,648      12,372      397,451
      1,334        57,612           0          --            0          --
      1,806        44,247           0          --            0          --
      3,082        72,620       2,923       68,873       5,427      127,874
        650        13,000         470        9,400           0          --
        971        24,396           0          --            0          --
      1,446        44,374           0          --            0          --
      4,349       110,626       2,159       54,931       4,015      102,135
     12,855       361,547      11,751      330,497      22,665      637,453
      1,789        47,520           0          --            0          --
      5,158       219,215       4,336      184,280       7,986      339,405

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                  LifePath 2000            LifePath 2010
                       ------------------------ ------------------------
                            Shares        Value      Shares        Value

------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Unicom Corp                    308 $     10,973       1,744 $     62,130
Wisconsin Energy Corp            0          --            0          --
                                   ------------             ------------
      TOTAL UTILITIES
              - VALUE              $    407,774             $  1,913,523
              -  COST              $    354,663             $  1,608,261

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
      3,987  $    142,037       3,784 $    134,805       7,157 $    254,968
      1,645        47,808           0          --            0          --
             ------------             ------------             ------------
             $  5,319,085             $  3,965,850             $  7,486,703
             $  4,232,081             $  3,243,571             $  6,318,154

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                   LifePath 2000            LifePath 2010
                        ------------------------ ------------------------
                             Shares        Value      Shares        Value

-------------------------------------------------------------------------
WARRANTS
PERCENT OF NET ASSETS                      0.00%                    0.00%
Morrison Knudsen Corp
 expires 03/11/2003               4 $         14          17 $         61
Edison Brothers Stores
 Warrant+                         0          --            0          --
Golden State Bancorp
 Warrants                       200          856         500        2,250
Petrofina SA Warrants             0          --          100          431
                                    ------------             ------------
        TOTAL WARRANTS
               - VALUE              $        870             $      2,742
               -  COST              $      1,154             $      2,258
   TOTAL COMMON STOCKS
               - VALUE              $ 20,723,975             $ 89,698,253
               -  COST              $ 18,974,047             $ 74,922,173

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
                    0.00%                    0.00%                    0.00%
         27  $         96          25 $         89          42 $        150
         16            17           0          --            0          --
        800         3,425         900        4,050       1,900        8,134
        100           431         100          431         200          863
             ------------             ------------             ------------
             $      3,969             $      4,570             $      9,147
             $      9,202             $      4,845             $      7,982
             $202,815,509             $184,582,142             $390,440,537
             $165,619,840             $154,050,654             $345,521,785

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                        LifePath 2000            LifePath 2010
                             ------------------------ ------------------------
                               Principal        Value   Principal        Value

------------------------------------------------------------------------------
U.S. TREASURY SECURITIES
PERCENT OF NET ASSETS                          52.09%                   44.49%
U.S. TREASURY BONDS
PERCENT OF NET ASSETS                          11.30%                    5.59%
U.S. Treasury Bonds, 6.00%-
 13.75%, 05/15/01-11/15/27   $ 9,550,000 $ 12,223,274 $ 8,950,000 $ 11,630,836
                                         ------------             ------------
  TOTAL U.S. TREASURY BONDS
                    - VALUE              $ 12,223,274             $ 11,630,836
                    -  COST              $ 11,881,077             $ 11,202,835
U.S. TREASURY NOTES
PERCENT OF NET ASSETS                          40.79%                   38.90%
U.S. Treasury Notes, 5.25%-
 8.75%, 08/31/99-05/15/08    $42,300,000 $ 44,131,163 $77,370,000 $ 80,933,282
                                         ------------             ------------
  TOTAL U.S. TREASURY NOTES
                    - VALUE              $ 44,131,163             $ 80,933,282
                    -  COST              $ 42,917,294             $ 78,487,159
        TOTAL U.S. TREASURY
                 SECURITIES
                    - VALUE              $ 56,354,437             $ 92,564,118
                    -  COST              $ 54,798,371             $ 89,689,994

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
  Principal         Value   Principal        Value   Principal        Value

---------------------------------------------------------------------------
                   27.35%                   15.11%                    0.00%
                    5.74%                   14.23%                    0.00%
$13,850,000  $ 17,804,120 $24,440,000 $ 32,100,652 $         0 $          0
             ------------             ------------             ------------
             $ 17,804,120             $ 32,100,652                      --
             $ 16,223,048             $ 28,643,553                      --
                   21.60%                    0.88%                    0.00%
$63,855,000  $ 66,994,910 $ 1,850,000 $  1,988,874 $         0 $          0
             ------------             ------------             ------------
             $ 66,994,910             $  1,988,874                      --
             $ 65,013,445             $  1,933,595                      --
             $ 84,799,030             $ 34,089,526                      --
             $ 81,236,493             $ 30,577,148                      --

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                        LifePath 2000            LifePath 2010
                             ------------------------ ------------------------
                                  Shares        Value      Shares        Value

------------------------------------------------------------------------------
SHORT TERM INSTRUMENTS
PERCENT OF NET ASSETS                          44.70%                   22.53%
CASH EQUIVALENTS
PERCENT OF NET ASSETS                           7.31%                    6.37%
Dreyfus Institutional Money
 Market Fund++                 1,705,753 $  1,705,753   1,653,903 $  1,653,903
Janus Institutional Money
 Market Fund++                 3,700,000    3,700,000   1,600,000    1,600,000
Merrimac Cash Fund--Premium
 Class++                       2,500,000    2,500,000  10,000,000   10,000,000
                                         ------------             ------------
     TOTAL CASH EQUIVALENTS
                    - VALUE              $  7,905,753             $ 13,253,903
                    -  COST              $  7,905,753             $ 13,253,903

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020             LifePath 2030            LifePath 2040
------------------------- ------------------------ ------------------------
     Shares         Value      Shares        Value      Shares        Value

---------------------------------------------------------------------------
                   19.72%                   13.37%                   10.77%
                    6.68%                    6.52%                    5.69%
    119,302  $    119,302   1,008,395 $  1,008,395   1,280,462 $  1,280,462
  5,200,000     5,200,000   3,700,000    3,700,000   2,000,000    2,000,000
 15,400,000    15,400,000  10,000,000   10,000,000  19,000,000   19,000,000
             ------------             ------------             ------------
             $ 20,719,302             $ 14,708,395             $ 22,280,462
             $ 20,719,302             $ 14,708,395             $ 22,280,462

MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS
AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                      LifePath 2000             LifePath 2010
                           ------------------------  ------------------------
                             Principal        Value    Principal        Value

----------------------------------------------------------------------------------
SHORT TERM INSTRUMENTS (CONTINUED)
REPURCHASE AGREEMENTS
PERCENT OF NET ASSETS                         9.24%                     4.33%
Goldman Sachs Repurchase
 Agreements, dated
 8/31/98, due 9/2/98,
 with a maturity value
 of $66,031,845 and an
 effective yield of
 5.79%, collateralized
 by Federal Home Loan
 Mortgage Corporation
 obligations and Federal
 National Mortgage
 Association obligations
 with rates ranging from
 6.60% to 7.00%, with
 maturity dates ranging
 from 2/1/28 to 6/1/36
 and with an aggregate
 market value of
 $67,320,000.++            $10,000,000 $ 10,000,000  $ 9,000,000 $  9,000,000
                                       ------------              ------------
        TOTAL REPURCHASE
              AGREEMENTS
                 - VALUE               $ 10,000,000              $  9,000,000
                 -  COST               $ 10,000,000              $  9,000,000
U.S. TREASURY BILLS
PERCENT OF NET ASSETS                        28.15%                    11.83%
U.S. Treasury Bills,
 4.37%-- 5.28%*,
 09/03/98--11/12/98        $30,645,000 $ 30,455,756  $24,755,000 $ 24,616,385
                                       ------------              ------------
     TOTAL U.S. TREASURY
                   BILLS
                 - VALUE               $ 30,455,756              $ 24,616,385
                 -  COST               $ 30,455,510              $ 24,616,712
        TOTAL SHORT TERM
             INSTRUMENTS
                 - VALUE               $ 48,361,509              $ 46,870,288
                 -  COST               $ 48,361,263              $ 46,870,615
     TOTAL INVESTMENT IN
              SECURITIES
(NOTES 1 AND 3)  - VALUE               $125,439,921              $229,132,659
                 -  COST**             $122,133,681              $211,482,782
                                       ------------              ------------
TOTAL INVESTMENT IN
 SECURITIES                    115.95% $125,439,921      110.13% $229,132,659
Other Assets and
 Liabilites, Net              (15.95)%  (17,256,386)    (10.13)%  (21,065,102)
                           ----------- ------------  ----------- ------------
TOTAL NET ASSETS               100.00% $108,183,535      100.00% $208,067,557
                           =========== ============  ----------- ============
Gross Unrealized
 Appreciation                          $  5,823,672              $ 24,902,218
Gross Unrealized
 Depreciation                            (2,517,432)               (7,252,341)
                                       ------------              ------------
GROSS UNREALIZED
 APPRECIATION                          $  3,306,240              $ 17,649,877
                                       ============              ============

 + Non-income earning securities.
++ Represents collateral received from securities lending transactions. See
   Note 4.
 * Yield to Maturity.
** Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:

The accompanying notes are an integral part of these financial statements.

    MASTER INVESTMENT PORTFOLIO--LIFEPATH MASTER PORTFOLIOS--AUGUST 31, 1998 (UNAUDITED)

           LifePath 2020              LifePath 2030             LifePath 2040
-------------------------  ------------------------  ------------------------
  Principal         Value    Principal        Value    Principal        Value

-----------------------------------------------------------------------------
                    6.13%                     3.99%                     4.85%
$19,000,000  $ 19,000,000  $ 9,000,000 $  9,000,000  $19,000,000 $ 19,000,000
             ------------              ------------              ------------

             $ 19,000,000              $  9,000,000              $ 19,000,000
             $ 19,000,000              $  9,000,000              $ 19,000,000

                    6.91%                     2.86%                     0.23%

$21,593,000  $ 21,425,646  $ 6,483,000    6,439,721  $   907,000 $    902,911
             ------------              ------------              ------------

             $ 21,425,646              $  6,439,721              $    902,911
             $ 21,425,453              $  6,439,670              $    902,898

             $ 61,144,948              $ 30,148,116              $ 42,183,373
             $ 61,144,755              $ 30,148,065              $ 42,183,360

             $348,759,487              $248,819,784              $432,623,910
             $308,001,088              $214,775,867              $387,705,145
             ------------              ------------              ------------
    112.48%  $348,759,487      110.33% $248,819,784      110.50% $432,623,910
   (12.48)%  (38,701,499)     (10.33)% (23,301,346)     (10.50)% (41,122,534)
-----------  ------------  ----------- ------------  ----------- ------------
    100.00%  $310,057,988      100.00% $225,518,438      100.00% $391,501,376
===========  ============  =========== ============  =========== ============
             $ 55,825,734              $ 48,247,767              $ 77,725,869
              (15,067,335)              (14,203,850)              (32,807,104)
             ------------              ------------              ------------
             $ 40,758,399              $ 34,043,917              $ 44,918,765
             ============              ============              ============

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                   SHARES      VALUE

COMMON STOCKS-97.23%
ADVERTISING-0.10%
Omnicom Group                    47,683 $    2,270,903
                                        --------------
             TOTAL ADVERTISING
                       - VALUE          $    2,270,903
                       -  COST          $    1,915,517
AEROSPACE & DEFENSE-1.44%
Allied Signal Inc               165,531 $    5,679,748
Boeing Co                       293,540      9,081,394
Briggs & Stratton Corp            7,318        269,394
General Dynamics Corp            36,926      1,756,293
Lockheed Martin Corp             57,061      4,989,271
Northrop Grumman Corp            19,543      1,238,538
Rockwell International Corp      58,867      2,133,929
Textron Inc                      48,199      3,024,487
United Technologies Corp         68,350      4,959,647
                                        --------------
     TOTAL AEROSPACE & DEFENSE
                       - VALUE          $   33,132,701
                       -  COST          $   29,281,270
AIRLINES-0.47%
AMR Corp                         53,554 $    2,918,693
Delta Air Lines Inc              21,958      2,239,716
FDX Corp+                        43,035      2,154,440
Southwest Airlines Co            97,032      1,728,383
USAirways Group Inc+             29,636      1,726,297
                                        --------------
                TOTAL AIRLINES
                       - VALUE          $   10,767,529
                       -  COST          $    8,364,122
APPAREL-0.43%
CVS Corp                        112,230 $    4,082,366
Fruit of the Loom Inc Class A+   21,551        483,551
Liz Claiborne Inc                19,491        555,494
Nike Inc Class B                 85,234      2,956,554
Reebok International Ltd+        16,540        267,741
Russell Corp                     10,649        336,775
VF Corp                          35,770      1,354,789
                                        --------------
                 TOTAL APPAREL
                       - VALUE          $   10,037,270
                       -  COST          $    8,778,811

    MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX--MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                      SHARES      VALUE

COMMON STOCKS (CONTINUED)
AUTO PARTS & EQUIPMENT-0.67%
Cooper Tire & Rubber Co             23,034 $      368,544
Dana Corp                           48,018      1,881,710
Deluxe Corp                         23,823        690,867
Eaton Corp                          22,471      1,315,958
Genuine Parts Co                    52,513      1,644,314
Goodyear Tire & Rubber Co           45,834      2,245,866
Illinois Tool Works Inc             73,157      3,543,542
ITT Industries Inc                  34,697      1,045,247
Navistar International Corp+        21,104        443,184
PACCAR Inc                          22,817        935,497
Pep Boys-Manny Moe & Jack           18,510        271,866
TRW Inc                             36,031      1,544,829
                                           --------------
     TOTAL AUTO PARTS & EQUIPMENT
                          - VALUE          $   15,931,424
                          -  COST          $   14,443,066
AUTOMOBILES-1.53%
Chrysler Corp                      190,202 $    8,487,764
Ford Motor Co                      355,722     15,651,768
General Motors Corp Class A        195,827     11,309,009
                                           --------------
                TOTAL AUTOMOBILES
                          - VALUE          $   35,448,541
                          -  COST          $   25,251,369
BANK & FINANCE-11.42%
Ahmanson (H F) & Co                 32,104 $    1,711,545
American Express Corp              136,251     10,627,578
Associates First Capital Corp      101,625      6,008,578
Banc One Corp                      205,778      7,819,564
Bank of New York Inc               220,984      5,345,051
BankAmerica Corp                   199,870     12,804,172
BankBoston Corp                     85,324      3,045,000
Bankers Trust Corp                  28,701      2,132,843
BB&T Corp                           83,436      2,351,852
Bear Stearns Co Inc                 33,209      1,226,657
Capital One Financial Corp          19,141      1,674,838
Chase Manhattan Bank               250,048     13,252,544
Citicorp                           132,197     14,293,801
Comerica Inc                        46,131      2,410,345
Countrywide Credit Industries Inc   31,790      1,190,138
Equifax Inc                         44,097      1,570,956

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                    SHARES      VALUE

COMMON STOCKS (CONTINUED)
Federal Home Loan Mortgage Corp  198,600 $    7,844,700
Federal National Mortgage Assoc  303,801     17,259,694
Fifth Third Bancorp               77,071      4,099,214
First Chicago NBD Corp            85,318      5,407,028
First Union Corp                 283,860     13,767,210
Fleet Financial Group Inc         83,240      5,457,423
Franklin Resources Inc            74,154      2,391,467
Golden West Financial             16,720      1,272,810
Household International Inc      142,170      5,251,404
Huntington Bancshares Inc         61,550      1,400,263
Keycorp                          128,908      3,287,154
Lehman Brothers Holdings          34,790      1,369,856
MBNA Corp                        147,057      3,455,840
Mellon Bank Corp                  74,787      3,888,924
Mercantile Bancorp                44,439      1,952,539
Merrill Lynch & Co Inc           101,301      6,685,866
MGIC Investment Corp              33,371      1,384,897
Morgan (J P) & Co Inc             52,106      4,845,858
Morgan Stanley Dean Witter       175,983     10,218,013
National City Corp                96,358      5,661,033
NationsBank Corp                 280,620     15,995,326
Northern Trust Corp               32,706      1,823,360
Norwest Corp                     221,507      6,589,833
PNC Bank Corp                     89,504      3,848,672
Regions Financial Corp            96,740      3,349,623
Republic New York Corp            32,088      1,323,630
Ryder System Inc                  22,592        532,324
Schwab (Charles) Corp             77,888      2,326,904
SLM Holding Corp                  49,687      1,782,521
State Street Boston Corp          47,194      2,457,038
Summit Bancorp                    51,628      1,761,806
SunTrust Banks Inc                61,918      3,467,408
Synovus Financial Corp            77,022      1,400,838
U.S. Bancorp                     216,120      7,375,095
Wachovia Corp                     60,330      4,422,943
Washington Mutual Inc            113,372      3,627,904
Wells Fargo & Co                  25,408      7,161,880
                                         --------------
           TOTAL BANK & FINANCE
                        - VALUE          $  263,613,760
                        -  COST          $  202,484,993

    MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX--MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                        SHARES      VALUE

COMMON STOCKS (CONTINUED)
BASIC INDUSTRIES-1.23%
ASARCO Inc                            12,263 $      195,442
Avery-Dennison Corp                   34,425      1,848,192
Baker Hughes Inc                      93,016      1,697,542
Bemis Co                              15,479        555,309
Boise Cascade Corp                    16,428        401,459
Champion International Corp           28,193        930,369
Cyprus Amax Minerals                  27,269        250,534
Dover Corp                            65,118      1,774,466
Fort James Corp                       61,431      1,789,178
Georgia-Pacific Corp                  27,137      1,163,499
Harnischfeger Industries Inc          14,128        226,931
Homestake Mining Co                   59,567        528,657
Ikon Office Solutions Inc             39,452        219,452
Inco Ltd                              48,906        409,588
Louisiana-Pacific Corp                32,011        604,208
Mead Corp                             30,680        839,865
Minnesota Mining & Manufacturing Co  119,852      8,209,862
NACCO Industries Inc Class A           2,426        231,077
Newmont Mining Corp                   45,722        625,820
Potlatch Corp                          8,446        277,662
Sealed Air Corp+                      24,187        870,732
Stone Container Corp+                 28,996        302,646
Union Camp Corp                       20,381        755,371
Westvaco Corp                         29,899        627,879
Weyerhauser Co                        58,599      2,201,125
Willamette Industries Inc             32,534        801,150
                                             --------------
             TOTAL BASIC INDUSTRIES
                            - VALUE          $   28,338,015
                            -  COST          $   34,496,891
BEVERAGES-3.01%
Anheuser-Busch Inc                   143,659 $    6,626,271
Coca-Cola Co                         722,817     47,073,457
Coors (Adolph) Co Class B             10,757        443,726
Diageo PLC ADR (UK)                       17            643
Pepsico Inc                          436,973     12,098,690
Seagrams Co Ltd                      104,377      3,222,640
                                             --------------
                    TOTAL BEVERAGES
                            - VALUE          $   69,465,427
                            -  COST          $   49,006,513

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                        SHARES      VALUE

COMMON STOCKS (CONTINUED)
BROADCASTING-1.01%
Clear Channel Communications Inc      72,442 $    3,259,890
Kingworld Productions                 21,594        453,474
MediaOne Group Inc+                  178,050      7,300,050
Tele-Communications Inc Class A+     148,679      4,906,407
Tribune Co                            36,041      2,322,392
Viacom Inc Class B+                  103,615      5,141,894
                                             --------------
                 TOTAL BROADCASTING
                            - VALUE          $   23,384,107
                            -  COST          $   15,105,005
BUILDING MATERIALS & SERVICES-0.40%
Cooper Industries Inc                 35,499 $    1,510,926
Corning Inc                           67,759      1,668,565
Owens Corning Fiberglass Corp         15,591        546,659
Owens Illinois Inc+                   45,257      1,411,453
PPG Industries Inc                    52,260      2,655,461
Snap-On Inc                           17,744        465,780
Stanley Works                         26,204      1,031,783
                                             --------------
TOTAL BUILDING MATERIALS & SERVICES
                            - VALUE          $    9,290,627
                            -  COST          $    9,867,902
BUSINESS SERVICES-0.22%
Cendant Corp+                        249,382 $    2,883,479
Dun & Bradstreet Corp                 49,942      1,173,637
Ecolab Inc                            37,764      1,050,311
                                             --------------
            TOTAL BUSINESS SERVICES
                            - VALUE          $    5,107,427
                            -  COST          $    7,947,131
CHEMICALS-2.27%
Air Products & Chemicals Inc          69,090 $    2,111,563
Clorox Co                             30,311      2,923,117
Dow Chemical Co                       66,606      5,195,268
Du Pont (E I) De Nemours             331,932     19,148,327
Eastman Chemical Co                   23,000      1,185,938
FMC Corp+                             10,719        554,708
Goodrich (B F) Co                     21,055        569,801
Great Lakes Chemical Corp             17,512        685,157
Hercules Inc                          28,154        719,687

    MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX--MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                          SHARES      VALUE

COMMON STOCKS (CONTINUED)
International Flavor & Fragrances       31,977 $    1,239,109
Monsanto Co                            174,041      9,517,867
Morton International Inc                38,062        846,880
Nalco Chemical Co                       19,418        561,908
Praxair Inc                             46,198      1,657,353
Rohm & Haas Co                          18,017      1,555,092
Rubbermaid Inc                          43,816      1,114,570
Sigma-Aldrich Corp                      29,422        816,461
Union Carbide Corp                      39,916      1,604,124
W.R. Grace Co+                          21,646        278,692
                                               --------------
                      TOTAL CHEMICALS
                              - VALUE          $   52,285,622
                              -  COST          $   41,564,909
COMPUTER SOFTWARE-4.88%
3Com Corp+                             104,053 $    2,464,755
Adobe Systems Inc                       19,936        523,320
Autodesk Inc                            13,622        318,414
Automatic Data Processing               87,809      5,597,824
Bay Networks Inc+                       64,338      1,930,140
Ceridian Corp+                          21,204      1,028,394
Computer Associates International Inc  160,145      4,323,915
Computer Sciences Corp                  45,694      2,584,567
Electronic Data Systems Corp           143,773      4,816,396
First Data Corp                        125,931      2,605,198
HBO & Co                               123,852      2,631,855
IMS Health Inc                          47,642      2,620,310
Microsoft Corp                         722,064     69,273,015
Novell Inc+                            102,925        977,788
Oracle Systems Corp+                   288,337      5,748,719
Parametric Technology Corp              75,622        775,126
Sun Microsystems Inc+                  110,761      4,388,905
                                               --------------
              TOTAL COMPUTER SOFTWARE
                              - VALUE          $  112,608,641
                              -  COST          $   70,577,710
COMPUTER SYSTEMS-5.09%
Apple Computer Inc+                     38,905 $    1,213,350
Cabletron Systems Inc+                  46,284        323,988
Cisco Systems Inc                      300,012     24,563,483
Compaq Computer Corp                   484,925     13,547,592

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MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                        SHARES      VALUE

COMMON STOCKS (CONTINUED)
Data General Corp+                    14,271 $      107,033
Dell Computer Corp                   188,542     18,854,200
EMC Corp                             145,447      6,572,386
Gateway 2000 Inc+                     45,481      2,151,820
Harris Corp                           23,429        746,799
Hewlett-Packard Co                   305,138     14,818,264
International Business Machine Corp  276,292     31,117,387
Seagate Technology Inc+               71,372      1,249,010
Shared Medical System Corp             7,773        414,884
Silicon Graphics Inc+                 54,959        498,066
Unisys Corp+                          73,162      1,312,343
                                             --------------
             TOTAL COMPUTER SYSTEMS
                            - VALUE          $  117,490,605
                            -  COST          $   62,768,592
CONTAINER & PACKAGING-0.33%
Ball Corp                              8,790 $      328,526
Crown Cork & Seal Co                  37,617      1,231,957
International Paper Co                88,752      3,283,824
Temple-Inland Inc                     16,610        744,336
Tenneco Inc                           50,027      1,585,231
Tupperware Corp                       17,809        336,145
                                             --------------
        TOTAL CONTAINER & PACKAGING
                            - VALUE          $    7,510,019
                            -  COST          $    9,159,695
ELECTRICAL EQUIPMENT-3.87%
Aeroquip-Vickers Inc                   8,236 $      332,014
General Electric Co                  954,607     76,368,560
Grainger (W W) Inc                    29,090      1,139,964
Masco Corp                            97,098      2,233,254
Motorola Inc                         175,136      7,541,794
National Service Industries Inc       12,574        468,382
Raychem Corp                          25,057        726,653
Thomas & Betts Corp                   16,132        549,496
                                             --------------
         TOTAL ELECTRICAL EQUIPMENT
                            - VALUE          $   89,360,117
                            -  COST          $   54,454,921

    MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX--MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                SHARES      VALUE

COMMON STOCKS (CONTINUED)
ELECTRONICS-3.69%
Advanced Micro Devices+       41,500 $      547,281
AMP Inc                       64,530      2,302,914
Applied Materials Inc        107,367      2,637,202
CBS Corp                     208,684      5,425,784
Commscope Inc+                     2             27
EG&G Inc                      13,229        310,055
Emerson Electric Co          130,049      7,412,793
General Instrument Corp+      43,305        860,687
General Signal Corp           14,530        533,978
Honeywell Inc                 37,301      2,331,313
Intel Corp                   496,963     35,377,554
Johnson Controls Inc          24,613      1,053,744
KLA Instruments Corp+         24,802        527,043
LSI Logic Corp+               41,348        506,513
Micron Technology Inc+        61,946      1,409,263
National Semiconductor+       48,114        439,040
Perkin-Elmer Corp             14,183        820,841
Pitney Bowes Inc              80,056      3,972,779
Raytheon Co Class B           99,355      4,533,072
Tektronix Inc                 14,817        225,033
Texas Instruments Inc        114,506      5,460,505
Xerox Corp                    95,646      8,398,914
                                     --------------
          TOTAL ELECTRONICS
                    - VALUE          $   85,086,335
                    -  COST          $   62,522,153
ENERGY & RELATED-7.40%
Amerada Hess Corp             26,842 $    1,318,613
Amoco Corp                   285,414     12,932,822
Anadarko Petroleum Corp       35,204      1,012,115
Apache Corp                   28,122        643,291
Ashland Inc                   21,979      1,001,418
Atlantic Richfield Corp       94,109      5,458,322
Burlington Resources Inc      51,614      1,525,839
Chevron Corp                 192,534     14,259,549
Coastal Corp                  62,330      1,620,580
Columbia Gas System Inc       24,338      1,210,816
Consolidated Natural Gas Co   27,952      1,224,647
Dresser Industries Inc        51,403      1,313,989
Eastern Enterprises            5,890        233,023

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MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                     SHARES      VALUE

COMMON STOCKS (CONTINUED)
Enron Corp                         96,317 $    4,075,413
Exxon Corp                        717,008     46,919,211
Halliburton Co                     76,912      2,042,975
Helmerich & Payne Inc              14,742        239,558
Kerr-McGee Corp                    13,879        536,076
Mobil Corp                        230,117     15,906,838
NICOR Inc                          14,079        546,441
Occidental Petroleum Corp         107,663      1,991,766
ONEOK Inc                           9,034        271,585
Oryx Energy Co+                    30,997        385,525
Pennzoil Co                        13,915        497,461
Peoples Energy Corp                10,313        341,618
Phillips Petroleum Co              77,111      3,147,093
Rowan Co Inc+                      25,369        234,663
Royal Dutch Petroleum Corp        629,234     25,012,052
Schlumberger Ltd                  145,942      6,394,084
Sonat Offshore Drilling Co         32,199        871,385
Sun Co Inc                         27,598        912,459
Texaco Inc                        160,615      8,924,171
Union Pacific Resources Group      74,129        634,730
Unocal Corp                        72,190      2,260,449
USX-Marathon Group                 84,704      2,202,304
Williams Co Inc                   120,820      2,778,860
                                          --------------
          TOTAL ENERGY & RELATED
                         - VALUE          $  170,881,741
                         -  COST          $  142,657,892
ENGINEERING & CONSTRUCTION-0.14%
Armstrong World Industries Inc     11,921 $      572,208
Centex Corp                        17,434        616,728
Fleetwood Enterprises Inc          10,605        354,605
Fluor Corp                         24,453        967,422
Foster Wheeler Corp                11,932        146,913
Kaufman & Broad Home Corp          11,355        242,713
Pulte Corp                         12,854        371,159
                                          --------------
TOTAL ENGINEERING & CONSTRUCTION
                         - VALUE          $    3,271,748
                         -  COST          $    3,486,520

180
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    1998 (UNAUDITED)

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                      SHARES      VALUE

COMMON STOCKS (CONTINUED)
ENTERTAINMENT & LEISURE-1.58%
Brunswick Corp                      29,173 $      435,772
Disney (Walt) Co                   599,824     16,457,671
Harrah's Entertainment Inc+         29,564        426,830
Hasbro Inc                          39,176      1,226,699
Mattel Inc                          85,265      2,760,455
Mirage Resorts Inc+                 52,654        783,228
Polaroid Corp                       13,184        370,800
Time Warner Inc                    173,049     13,908,813
                                           --------------
    TOTAL ENTERTAINMENT & LEISURE
                          - VALUE          $   36,370,268
                          -  COST          $   27,895,425
ENVIRONMENTAL CONTROL-0.40%
Browning-Ferris Industries Inc      56,767 $    1,844,928
Waste Management Inc+              165,395      7,298,070
                                           --------------
      TOTAL ENVIRONMENTAL CONTROL
                          - VALUE          $    9,142,998
                          -  COST          $    9,704,534
FOOD & RELATED-4.00%
Albertson's Inc                     72,025 $    3,641,764
American Stores Co                  80,278      2,328,062
Archer-Daniels-Midland Co          176,028      2,640,425
Bestfoods                           84,400      4,235,825
Brown-Forman Corp Class B           20,228      1,213,680
Campbell Soup Co                   133,824      6,741,364
ConAgra Inc                        139,476      3,452,031
Darden Restaurants Inc              44,329        687,100
General Mills Inc                   46,322      3,031,196
Great Atlantic & Pacific Tea Co     11,060        263,366
Harcourt General Inc                20,804      1,010,294
Heinz (H J) Co                     107,202      5,715,207
Hershey Foods Corp                  41,941      2,935,870
Kellogg Co                         120,553      3,676,867
Kroger Co+                          74,781      3,365,145
McDonald's Corp                    202,127     11,331,745
Pioneer Hi Bred International Inc   71,664      2,418,660
Quaker Oats Co                      40,598      2,156,769
Ralston-Purina Group                94,566      2,488,268
Sara Lee Corp                      138,675      6,275,044

                                                                             181
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MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                      SHARES      VALUE

COMMON STOCKS (CONTINUED)
Super Value Inc                     35,338 $      717,803
Sysco Corp                          99,756      2,013,824
Tricon Global Restaurants+          44,559      1,651,468
Unilever NV (Netherlands)          187,912     11,908,923
UST Inc                             53,937      1,409,104
Wendy's International Inc           38,543        773,269
Winn-Dixie Stores Inc               43,593      1,623,839
Wrigley (W M) Jr Co                 34,143      2,646,083
                                           --------------
             TOTAL FOOD & RELATED
                          - VALUE          $   92,352,995
                          -  COST          $   66,025,946
FURNITURE & APPLIANCES-0.10%
Maytag Corp                         27,768 $    1,197,495
Whirlpool Corp                      22,028      1,093,140
                                           --------------
     TOTAL FURNITURE & APPLIANCES
                          - VALUE          $    2,290,635
                          -  COST          $    1,865,140
HEALTHCARE-0.36%
Cardinal Health Inc                 39,084 $    3,419,850
Healthsouth Corp+                  123,311      2,335,202
St Jude Medical Inc+                24,427        538,921
United Healthcare Corp              55,260      1,996,268
                                           --------------
                 TOTAL HEALTHCARE
                          - VALUE          $    8,290,241
                          -  COST          $    9,078,261
HOSPITAL & MEDICAL SUPPLIES-2.56%
ALZA Corp                           24,983 $      899,388
Bard (C R) Inc                      16,650        545,288
Bausch & Lomb Inc                   16,191        685,082
Baxter International Inc            82,170      4,375,553
Becton Dickinson & Co               71,534      2,382,976
Biomet Inc                          32,730        879,619
Boston Scientific Corp+             57,090      3,953,483
Columbia/HCA Healthcare Corp       189,830      4,283,040
Guidant Corp                        44,232      2,731,326
Johnson & Johnson                  394,650     27,230,850
Mallinckrodt Group Inc              21,361        488,633
Manor Care Inc                      18,556        445,344

182
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    1998 (UNAUDITED)

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                      SHARES      VALUE

COMMON STOCKS (CONTINUED)
Medtronic Inc                      137,459 $    7,061,956
Tenet Healthcare Corp+              89,910      2,320,802
United States Surgical              22,101        882,659
                                           --------------
TOTAL HOSPITAL & MEDICAL SUPPLIES
                          - VALUE          $   59,165,999
                          -  COST          $   40,659,343
HOUSEHOLD PRODUCTS-2.55%
Alberto-Culver Co Class B           16,644 $      332,880
Avon Products Inc                   38,683      2,432,194
Colgate-Palmolive Co                86,723      6,254,896
Gillette Co                        328,710     13,518,199
Kimberly-Clark Corp                163,075      6,217,234
Procter & Gamble Co                393,837     30,128,531
                                           --------------
         TOTAL HOUSEHOLD PRODUCTS
                          - VALUE          $   58,883,934
                          -  COST          $   39,663,317
INSURANCE-4.68%
Aetna Inc                           43,500 $    2,618,156
Allstate Corp                      245,668      9,212,550
American General Corp               74,435      4,782,449
American International Group Inc   308,540     23,853,960
Aon Corp                            49,190      3,077,449
Chubb Corp                          49,888      3,118,000
CIGNA Corp                          64,990      3,781,606
Cincinnati Financial Corp           48,341      1,625,466
Conseco Inc                         91,761      2,534,898
General Re Corp                     22,930      4,757,975
Hartford Financial Services Group   69,428      3,106,903
Humana Inc+                         48,136        625,768
Jefferson-Pilot Corp                31,198      1,770,487
Lincoln National Corp               29,977      2,578,022
Loews Corp                          33,713      2,844,534
Marsh & McLennan Companies Inc      74,808      3,628,188
MBIA Inc                            28,714      1,611,573
Progressive Corp Ohio               21,272      2,072,691
Provident Co Inc                    36,542      1,315,512
Providian Financial Corp            27,812      1,785,183
SAFECO Corp                         41,265      1,676,391
St Paul Co                          67,801      2,072,168
Sunamerica Inc                      57,254      3,546,170

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MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                       SHARES      VALUE

COMMON STOCKS (CONTINUED)
Torchmark Corp                       40,942 $    1,463,677
Transamerica Corp                    18,422      1,889,406
Travelers Inc                       336,508     14,932,524
UNUM Corp                            40,683      1,790,052
                                            --------------
                   TOTAL INSURANCE
                           - VALUE          $  108,071,758
                           -  COST          $   77,221,721
LODGING-0.16%
Hilton Hotels Corp                   73,345 $    1,521,909
Marriott International Inc Class A   74,840      2,100,197
                                            --------------
                     TOTAL LODGING
                           - VALUE          $    3,622,106
                           -  COST          $    3,011,315
MACHINERY-0.61%
Black & Decker Corp                  27,766 $    1,155,760
Case Corp                            21,998        593,946
Caterpillar Inc                     109,135      4,604,133
Cincinnati Milacron Inc              11,713        226,939
Cummins Engine Co Inc                11,080        450,818
Deere & Co                           73,204      2,411,157
Ingersoll-Rand Co                    48,600      1,931,850
McDermott International Inc          17,786        356,832
Pall Corp                            36,837        755,159
Parker Hannifin Corp                 32,620        945,980
Thermo Electron Corp+                46,592        757,120
                                            --------------
                   TOTAL MACHINERY
                           - VALUE          $   14,189,694
                           -  COST          $   14,606,791
MANUFACTURING-0.41%
Tyco International Ltd              170,953 $    9,487,892
                                            --------------
               TOTAL MANUFACTURING
                           - VALUE          $    9,487,892
                           -  COST          $    7,027,843
METAL FABRICATORS-0.61%
Alcan Aluminum Ltd                   66,723 $    1,267,737
Allegheny Teledyne Inc               57,357        863,940
Aluminum Co of America               54,874      3,285,581

184
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    1998 (UNAUDITED)

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                    SHARES      VALUE

COMMON STOCKS (CONTINUED)
Armco Inc+                        31,439 $      129,686
Barrick Gold Corp                109,378      1,421,914
Battle Mountain Gold Co           67,386        206,370
Bethlehem Steel Corp+             37,437        269,078
Crane Co                          13,436        540,799
Engelhard Corp                    42,237        776,105
Freeport McMoRan Inc              56,333        654,871
Nucor Corp                        25,808        927,475
Phelps Dodge Corp                 17,172        768,447
Placer Dome Inc                   72,356        583,370
Reynolds Metals Co                21,673      1,038,949
Timken Co                         18,440        335,378
USX-U.S. Steel Group              25,225        528,148
Worthington Industries Inc        28,346        368,498
                                         --------------
        TOTAL METAL FABRICATORS
                        - VALUE          $   13,966,346
                        -  COST          $   19,809,487
PHARMACEUTICALS-9.06%
Abbott Laboratories              452,662 $   17,427,487
Allergan Inc                      19,048        900,018
American Home Products Corp      384,444     19,270,256
Amgen Inc+                        77,021      4,688,653
Bristol-Myers Squibb Co          291,798     28,559,729
Lilly (Eli) & Co                 325,535     21,322,543
Merck & Co Inc                   351,327     40,731,974
Millipore Corp                    12,823        278,099
Pfizer Inc                       382,567     35,578,731
Pharmacia and Upjohn Inc         148,774      6,183,419
Schering-Plough Corp             214,896     18,481,056
Warner Lambert Co                239,707     15,640,882
                                         --------------
          TOTAL PHARMACEUTICALS
                        - VALUE          $  209,062,847
                        -  COST          $  103,110,618
PUBLISHING-0.96%
American Greetings Corp Class A   21,355 $      805,818
Comcast Corp Class A             108,055      4,038,556
Donnelley (R R) & Sons Co         42,569      1,543,126
Dow Jones & Co Inc                28,163      1,402,869
Gannett Co Inc                    83,214      4,909,626

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MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                     SHARES      VALUE

COMMON STOCKS (CONTINUED)
Interpublic Group Co Inc           39,978 $    2,278,718
Knight-Ridder Inc                  23,290      1,109,186
McGraw-Hill Inc                    28,963      2,208,429
Meredith Corp                      15,407        517,097
Moore Corp Ltd                     25,970        248,338
New York Times Co Class A          56,162      1,628,698
Times Mirror Co Class A            25,996      1,486,646
                                          --------------
                TOTAL PUBLISHING
                         - VALUE          $   22,177,107
                         -  COST          $   14,770,160
RETAIL & RELATED-5.50%
AutoZone Inc+                      44,582 $    1,156,335
Circuit City Stores Inc            28,858        890,991
Consolidated Stores Corp+          31,524        993,006
Costco Co Inc+                     62,941      2,962,161
Dayton-Hudson Corp                128,192      4,614,912
Dillards Inc Class A               32,516        938,900
Dollar General Corp                42,795      1,150,116
Eastman Kodak Co                   95,256      7,441,875
Federated Department Stores Inc+   61,534      2,680,575
Fred Myer Inc                      43,771      1,720,747
Gap Inc                           116,077      5,927,182
Home Depot Inc                    429,496     16,535,596
Jostens Inc                        11,308        224,747
K Mart Corp+                      143,097      1,824,487
Kohls Corp                         46,219      2,100,076
Limited Inc                        72,491      1,513,250
Longs Drug Stores Corp             11,262        384,316
Lowe's Co Inc                     102,626      3,598,324
May Department Stores Co           67,826      3,815,213
Newell Co                          46,564      2,223,431
Nordstrom Inc                      45,306      1,356,348
Penney (J C) Co Inc                73,245      3,630,205
Rite Aid Corp                      75,624      2,736,644
Sears Roebuck & Co                114,972      5,224,040
Sherwin Williams Co                50,700      1,210,463
Tandy Corp                         30,305      1,653,517
TJX Companies Inc                  94,504      2,108,621
Toys R Us Inc+                     83,145      1,543,379
Venator Group Inc+                 39,479        357,779

186
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    1998 (UNAUDITED)

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                    SHARES      VALUE

COMMON STOCKS (CONTINUED)
Walgreen Co                      145,262 $    5,592,587
WalMart Stores Inc               659,020     38,717,425
                                         --------------
         TOTAL RETAIL & RELATED
                        - VALUE          $  126,827,248
                        -  COST          $   83,396,990
SERVICES-0.27%
Block (H R) Inc                   30,680 $    1,200,355
Public Service Enterprise Group   68,041      2,492,002
Service Corp International        73,995      2,506,581
                                         --------------
                 TOTAL SERVICES
                        - VALUE          $    6,198,938
                        -  COST          $    4,946,527
TELECOMMUNICATIONS-9.14%
Airtouch Communications+         167,903 $    9,444,544
Alltel Corp                       80,519      3,633,420
Ameritech Corp                   321,187     15,135,937
Andrew Corp+                      26,084        386,369
Ascend Communications Inc+        56,580      1,980,300
AT & T Corp                      531,112     26,622,004
Bell Atlantic Corp               455,830     20,113,499
BellSouth Corp                   290,918     19,946,065
Frontier Corp                     48,204      1,464,197
GTE Corp                         281,026     14,051,300
Lucent Technologies Inc          384,524     27,253,138
MCI Communications Corp          212,259     10,612,950
NEXTEL Communications Class A+    77,162      1,393,739
Northern Telecom Ltd             152,769      7,294,720
SBC Communication Inc            537,890     20,439,820
Scientific-Atlanta Inc            23,111        408,776
Sprint Corp                      126,150      8,459,934
Tellabs Inc+                      56,685      2,394,941
U.S. West Inc                    146,695      7,628,140
WorldCom Inc+                    302,448     12,381,465
                                         --------------
       TOTAL TELECOMMUNICATIONS
                        - VALUE          $  211,045,258
                        -  COST          $  142,231,327

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MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME                   SHARES      VALUE

COMMON STOCKS (CONTINUED)
TEXTILES-0.01%
Springs Industries Inc Class A    5,838 $      193,019
                                        --------------
                TOTAL TEXTILES
                       - VALUE          $      193,019
                       -  COST          $      239,539
TOBACCO-1.34%
Fortune Brands Inc               50,394 $    1,388,985
Philip Morris Co Inc            711,525     29,572,758
                                        --------------
                 TOTAL TOBACCO
                       - VALUE          $   30,961,743
                       -  COST          $   21,678,583
TRANSPORTATION-0.59%
Burlington Northern Santa Fe     45,856 $    4,267,474
CSX Corp                         63,960      2,414,490
Laidlaw Inc Class B              96,132        829,139
Norfolk Southern Corp           110,585      3,117,115
Union Pacific Corp               72,452      2,884,495
                                        --------------
          TOTAL TRANSPORTATION
                       - VALUE          $   13,512,713
                       -  COST          $   13,503,436
UTILITIES-2.74%
Ameren Corp                      40,237 $    1,591,876
American Electric Power Inc      55,646      2,517,982
Baltimore Gas & Electric Co      43,400      1,337,263
Carolina Power & Light Co        44,097      1,898,927
Central & South West Corp        62,265      1,626,673
Cinergy Corp                     46,233      1,606,597
Consolidated Edison Inc          68,915      3,260,541
Dominion Resources Inc           56,755      2,365,974
DTE Energy Co                    42,600      1,794,525
Duke Power Co                   105,510      6,581,186
Edison International            111,530      3,171,634
Entergy Corp                     71,471      2,059,258
FirstEnergy Corp                 67,527      1,949,842
FPL Group Inc                    53,398      3,554,304
GPU Inc                          37,253      1,399,316
Houston Industries Inc           83,294      2,399,908
Niagara Mohawk Power Corp+       54,895        850,873

188
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    1998 (UNAUDITED)

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

SECURITY NAME              SHARES      VALUE

COMMON STOCKS (CONTINUED)
Northern States Power Co    43,582 $    1,154,923
Pacificorp                  86,963      1,962,103
PECO Energy Co              65,066      2,228,511
PG & E Corp                111,632      3,586,178
PP & L Resources Inc        48,620      1,145,609
Sempra Energy+              70,084      1,782,764
Southern Co                202,478      5,694,694
Texas Utilities Co          81,856      3,478,880
Unicom Corp                 63,541      2,263,648
                                   --------------
          TOTAL UTILITIES
                  - VALUE          $   63,263,989
                  -  COST          $   50,052,177
      TOTAL COMMON STOCKS
                  - VALUE          $2,244,360,287
                  -  COST          $1,604,633,462

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MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                 INTEREST MATURITY PRINCIPAL/
SECURITY NAME                      RATE     DATE     SHARES         VALUE
SHORT TERM INSTRUMENTS-6.68%
CASH EQUIVALENTS-2.86%
Dreyfus Institutional Money
 Market Fund++                                       1,842,547  $    1,842,547
Janus Institutional Money
 Market Fund++                                      16,600,000      16,600,000
Merrimac Cash Fund-Premium
 Class++                                            47,600,000      47,600,000
                                                                --------------
                                                                $   66,042,547
REPURCHASE AGREEMENTS-0.83%
Goldman Sachs Repurchase
 Agreements, dated 8/31/98, due
 9/02/98, with a maturity value
 of $19,009,168 and an
 effective yield of 5.79%,
 collateralized by a Federal
 Home Loan Mortgage Corporation
 obligation and a Federal
 National Mortgage Association
 obligation with rates ranging
 from 6.00% to 6.60%, with
 maturity dates ranging from
 7/01/06 to 6/01/36 and with an
 aggregate market value of
 $19,380,000.++                                    $19,000,000  $   19,000,000
                                                                --------------
U.S. TREASURY BILLS-2.99%
U.S. Treasury Bills               4.37%*  09/10/98 $ 7,708,000  $    7,698,488
U.S. Treasury Bills               4.80%*  10/08/98   4,462,000       4,440,127
U.S. Treasury Bills               4.80%*  10/22/98   9,740,000       9,674,323
U.S. Treasury Bills               4.86%*  10/15/98  15,577,000      15,485,236
U.S. Treasury Bills               5.23%*  09/17/98  26,274,000      26,217,012
U.S. Treasury Bills               5.28%*  09/03/98   5,553,000       5,551,478
                                                                --------------
                                                                $   69,066,664
   TOTAL SHORT TERM INSTRUMENTS
                        - VALUE                                 $  154,109,211
                        -  COST                                 $  154,105,840
TOTAL INVESTMENTS IN SECURITIES
(Cost $1,758,739,302)** (Notes
 1 and 3)                                               103.91% $2,398,469,498
Other Assets and Liabilities,
 Net                                                    (3.91)%    (90,244,207)
                                                        ------  --------------
TOTAL NET ASSETS                                        100.00% $2,308,225,291
                                                        ======  ==============
-------------------------------------------------------------------------------

+ Non-income earning securities.
++ Represents collateral received from securities lending transactions. See
   Note 4.
* Yield to Maturity.
** Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:

      Gross Unrealized
       Appreciation                $716,470,198
      Gross Unrealized
       Depreciation                 (76,740,002)
                                   ------------
      NET UNREALIZED APPRECIATION  $639,730,196
                                   ============

The accompanying notes are an integral part of these financial statements.

    MANAGED SERIES INVESTMENT TRUST--SHORT-INTERMEDIATE TERM MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)

MANAGED SERIES INVESTMENT TRUST--SHORT-INTERMEDIATE TERM MASTER PORTFOLIO-- AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                              INTEREST  MATURITY
 PRINCIPAL SECURITY NAME                        RATE      DATE     VALUE

           CORPORATE BONDS & NOTES-45.96%
           BANK & FINANCE-21.41%
 $250,000  BankAmerica Corp                       8.38% 03/15/02 $  270,791
  500,000  Duke Capital Corp                      6.25% 07/15/05    504,830
  500,000  National Australia Bank                6.40% 12/10/07    508,316
  500,000  EW Scripps Co                          6.38% 10/15/02    511,265
  500,000  USA Waste Services Inc                 6.13% 07/15/01    503,931
                                                                 ----------
                                                                 $2,299,133
           BUSINESS SERVICES-4.68%
 $500,000  EOP Operating LP                       6.38% 02/15/03 $  502,173
           INVESTMENT BANKING & BROKERAGE-4.71%
 $500,000  AT& T Capital Corp                     6.25% 05/15/01 $  506,106
           PUBLISHING-4.78%
 $500,000  News America Inc                       6.70% 05/21/04 $  513,823
           RAILROADS-4.96%
 $500,000  Union Pacific                          7.25% 11/01/08 $  532,817
           UTILITIES-5.42%
 $500,000  Public Service Electric & Gas Co       9.13% 07/01/05 $  581,522
                                                                 ----------
           TOTAL CORPORATE BONDS & NOTES                         $4,935,574
           (Cost $4,857,038)
           U.S. GOVERNMENT AGENCY SECURITIES-8.02%
           FEDERAL NATIONAL MORTGAGE ASSOCIATION-8.02%
 $479,116  Federal National Mortgage Assoc        7.00% 06/01/09 $  490,068
  366,273  Federal National Mortgage Assoc        6.50% 05/01/11    371,031
                                                                 ----------
           TOTAL U.S. GOVERNMENT AGENCY SECURITIES               $  861,099
           (Cost $871,687)

MANAGED SERIES INVESTMENT TRUST--SHORT-INTERMEDIATE
TERM MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

                                  INTEREST  MATURITY
 PRINCIPAL  SECURITY NAME           RATE      DATE      VALUE

            U.S. TREASURY SECURITIES-43.50%
            U.S. TREASURY BONDS-9.26%
 $  750,000 U.S. Treasury Bonds      10.75% 08/15/05 $   994,219
            U.S. TREASURY NOTES-34.24%
 $1,400,000 U.S. Treasury Notes       6.00% 07/31/02 $ 1,447,250
    500,000 U.S. Treasury Notes       6.13% 08/15/07     536,875
    850,000 U.S. Treasury Notes       5.75% 11/15/00     863,813
    700,000 U.S. Treasury Notes       7.25% 08/15/04     777,875
     50,000 U.S. Treasury Notes       6.38% 03/31/01      51,641
                                                     -----------
                                                     $ 3,677,454
            TOTAL U.S. TREASURY SECURITIES           $ 4,671,673
            (Cost $4,559,085)

            TOTAL INVESTMENT IN SECURITIES
            (Cost $10,287,810)*
            (Notes 1 and 3)               97.48%     $10,468,346
            Other Assets
            and
            Liabilities,
            Net                            2.52%         270,428
                                         ------      -----------
            TOTAL NET                    100.00%
            ASSETS                                   $10,738,774
                                         ======      ===========

--------------------------------------------------------------------------------
* Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:

      Gross Unrealized Apprecia-
       tion                        $218,588
      Gross Unrealized Deprecia-
       tion                         (38,052)
                                   --------
      NET UNREALIZED APPRECIATION  $180,536
                                   ========

The accompanying notes are an integral part of these financial statements.

    MASTER INVESTMENT PORTFOLIO--U.S. TREASURY ALLOCATION MASTER PORTFOLIO-- AUGUST 31, 1998 (UNAUDITED)

MASTER INVESTMENT PORTFOLIO--U.S. TREASURY ALLOCATION MASTER PORTFOLIO--AUGUST 31,1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

 PRINCIPAL/                                      INTEREST  MATURITY
   SHARES   SECURITY NAME                          RATE      DATE     VALUE

            U.S. TREASURY SECURITIES-19.87%
            U.S. TREASURY BONDS-16.48%
 $1,150,000 U.S. Treasury Bonds                     12.38% 05/15/04 $1,559,688
  1,050,000 U.S. Treasury Bonds                     11.63% 11/15/04  1,410,281
  1,100,000 U.S. Treasury Bonds                      8.00% 11/15/21  1,464,032
  1,250,000 U.S. Treasury Bonds                      7.63% 11/15/22  1,610,156
  1,200,000 U.S. Treasury Bonds                      7.25% 08/15/22  1,484,250
                                                                    ----------
                                                                    $7,528,407
            U.S. TREASURY NOTES-3.39%
 $1,500,000 U.S. Treasury Notes                      5.75% 08/15/03 $1,546,407
            TOTAL U.S. TREASURY SECURITIES                          $9,074,814
            (Cost $8,890,398)
            SHORT TERM INSTRUMENTS-81.82%
            CASH EQUIVALENTS-1.93%
    382,563 Dreyfus Institutional Money Market
            Fund+                                                   $  382,563
    500,000 Janus Institutional Money Market
            Fund+                                                      500,000
                                                                    ----------
                                                                    $  882,563

MASTER INVESTMENT PORTFOLIO--U.S. TREASURY ALLOCATION
MASTER PORTFOLIO--AUGUST 31, 1998 (UNAUDITED)
PORTFOLIO OF INVESTMENTS

 PRINCIPAL/                                 INTEREST MATURITY
   SHARES    SECURITY NAME                    RATE     DATE        VALUE

             U.S. TREASURY BILLS-79.89%
 $    80,000 U.S. Treasury Bills              5.28%* 09/03/98   $    79,977
      80,000 U.S. Treasury Bills              5.23%* 09/17/98        79,826
   9,757,000 U.S. Treasury Bills              4.90%* 11/12/98     9,663,138
  21,630,000 U.S. Treasury Bills              4.86%* 10/15/98    21,502,578
     148,000 U.S. Treasury Bills              4.80%* 10/08/98       147,275
   4,982,000 U.S. Treasury Bills              4.80%* 10/22/98     4,948,406
      66,000 U.S. Treasury Bills              4.37%* 09/10/98        65,919
                                                                -----------
                                                                $36,487,119
             TOTAL SHORT TERM INSTRUMENTS
             (Cost $37,370,609)                                 $37,369,682
             TOTAL INVESTMENT IN SECURITIES
             (Cost $46,261,007)**(Notes 1 and 3)       101.69 % $46,444,496
             Other Assets and Liabilities               (1.69)%    (770,646)
                                                     --------   -----------
             TOTAL NET ASSETS                          100.00 % $45,673,850
                                                     ========   ===========

--------------------------------------------------------------------------------
+ Represents collateral received from securities lending transactions. See Note
  4.
* Yield to Maturity.
** Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:

      Gross Unrealized
       Appreciation                $185,677
      Gross Unrealized
       Depreciation                  (2,188)
                                   --------
      NET UNREALIZED APPRECIATION  $183,489
                                   ========

The accompanying notes are an integral part of these financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF ASSETS & LIABILITIES
AUGUST 31, 1998 (UNAUDITED)

                                                   Master               Master
                                     Investment Portfolio Investment Portfolio
                                         Asset Allocation           Bond Index
                                         Master Portfolio     Master Portfolio
------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
In securities, at market value (see
 cost below) (Note 1)                        $540,504,780         $117,750,188
Cash                                                  856                  580
RECEIVABLES:
 Investment sold                                  129,848                    0
 Dividends and interest                         1,480,852            1,263,849
TOTAL ASSETS                                  542,116,336          119,014,617
LIABILITIES
PAYABLES:
 Variation margin on futures
  contracts                                             0                    0
 Investment securities purchased                  497,711                    0
 Collateral for securities loaned
  (Note 4)                                     52,792,916           16,382,750
 Due to BGI (Note 2)                              485,186               20,536
TOTAL LIABILITIES                              53,775,813           16,403,286
TOTAL NET ASSETS                             $488,340,523         $102,611,331
INVESTMENTS AT COST                          $496,428,066         $113,074,293
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    STATEMENT OF ASSETS AND LIABILITIES--AUGUST 31, 1998 (UNAUDITED)


                               Master                 Master                 Master
                           Investment             Investment             Investment
  Managed Series            Portfolio              Portfolio              Portfolio
Investment Trust             LifePath               LifePath               LifePath
    Growth Stock                 2000                   2010                   2020
Master Portfolio     Master Portfolio       Master Portfolio       Master Portfolio
-----------------------------------------------------------------------------------
    $163,382,308       $125,439,921           $229,132,659           $348,759,487
       1,264,413                449                    244                    444
       4,688,463                  0                      0                      0
         117,175            805,669              1,492,296              1,490,885
     169,452,359        126,246,039            230,625,199            350,250,816
               0                  0                      0                      0
         397,000                  0                      0                      0
               0         17,905,753             22,253,903             39,719,302
         353,875            156,751                303,739                473,526
         750,875         18,062,504             22,557,642             40,192,828
    $168,701,484       $108,183,535           $208,067,557           $310,057,988
    $196,155,105       $122,133,681           $211,482,782           $308,001,088
-----------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1998 (UNAUDITED)

                                                                        Master               Master
                                                          Investment Portfolio Investment Portfolio
                                                                      LifePath             LifePath
                                                                          2030                 2040
                                                              Master Portfolio     Master Portfolio
---------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
In securities, at market value (see cost below) (Note 1)          $248,819,784         $432,623,910
Cash                                                                       931                  311
RECEIVABLES:
 Investments sold                                                            0                    0
 Dividends and interest                                                753,893              765,668
TOTAL ASSETS                                                       249,574,608          433,389,889
LIABILITIES
PAYABLES:
 Variation margin on futures contracts                                       0                    0
 Investment securities purchased                                             0                    0
 Collateral for securities loaned (Note 4)                          23,708,395           41,280,462
 Due to BGI (Note 2)                                                   347,775              608,051
TOTAL LIABILITIES                                                   24,056,170           41,888,513
TOTAL NET ASSETS                                                  $225,518,438         $391,501,376
INVESTMENTS AT COST                                               $214,775,867         $387,705,145
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    STATEMENT OF ASSETS AND LIABILITIES--AUGUST 31, 1998 (UNAUDITED)


              Master               Managed Series                           Master
Investment Portfolio             Investment Trust             Investment Portfolio
       S&P 500 Index      Short-Intermediate Term         U.S. Treasury Allocation
    Master Portfolio             Master Portfolio                 Master Portfolio
----------------------------------------------------------------------------------
      $2,398,469,498                  $10,468,346                      $46,444,496
             180,356                      170,822                              720
             811,564                            0                                0
           4,022,757                      111,807                          140,788
       2,403,484,175                   10,750,975                       46,586,004
           5,030,126                            0                                0
           4,859,056                            0                                0
          85,042,547                            0                          882,563
             327,155                       12,201                           29,591
          95,258,884                       12,201                          912,154
      $2,308,225,291                  $10,738,774                      $45,673,850
      $1,758,739,302                  $10,287,810                      $46,261,007
----------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 1998 (UNAUDITED)



                                                   Master                Master
                                     Investment Portfolio  Investment Portfolio
                                         Asset Allocation            Bond Index
                                         Master Portfolio      Master Portfolio
-------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends                                   $  2,795,076            $        0
 Interest+                                      5,166,972             3,197,488
TOTAL INVESTMENT INCOME                         7,962,048             3,197,488
EXPENSES (NOTE 2)
 Advisory fees                                    977,805                39,137
TOTAL EXPENSES                                    977,805                39,137
LESS:
 Waived fees by BGI (Note 2)                            0                     0
NET EXPENSES                                      977,805                39,137
NET INVESTMENT INCOME (LOSS)                    6,984,243             3,158,351
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net realized gain (loss) on sale of
 investments                                   44,025,254                 2,898
Net realized gain (loss) on sale of
 futures contracts                                      0                     0
Net change in unrealized
 appreciation (depreciation) of
 investments                                  (66,929,015)            1,954,933
Net change in unrealized
 appreciation (depreciation) of
 futures contracts                                      0                     0
NET GAIN (LOSS) ON INVESTMENTS                (22,903,761)            1,957,831
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS            $(15,919,518)           $5,116,182
-------------------------------------------------------------------------------
+ Interest income includes security
  lending income of:                         $     49,864            $    8,200

The accompanying notes are an integral part of these financial statements.

    STATEMENT OF OPERATIONS -- FOR THE SIX MONTHS ENDED AUGUST 31, 1998 (UNAUDITED)


                              Master                Master               Master
                          Investment            Investment           Investment
  Managed Series           Portfolio             Portfolio            Portfolio
Investment Trust            LifePath              LifePath             LifePath
    Growth Stock                2000                  2010                 2020
Master Portfolio    Master Portfolio      Master Portfolio     Master Portfolio
-------------------------------------------------------------------------------
    $    246,005          $  249,711          $    953,591         $  2,162,313
         281,344           2,511,466             3,229,959            3,117,266
         527,349           2,761,177             4,183,550            5,279,579
         700,265             319,895               613,489              955,619
         700,265             319,895               613,489              955,619
         (23,342)                  0                     0                    0
         676,923             319,895               613,489              955,619
        (149,574)          2,441,282             3,570,061            4,323,960
      31,156,654           2,619,070             4,890,342            9,274,323
               0                   0                     0                    0
     (78,347,525)         (4,237,744)         (13,559,349)          (30,680,646)
               0                   0                     0                    0
     (47,190,871)         (1,618,674)          (8,669,007)          (21,406,323)
    $(47,340,445)         $  822,608          $(5,098,946)         $(17,082,363)
--------------------------------------------------------------------------------
    $          0          $   11,575          $     26,103         $     49,272

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 1998 (UNAUDITED)


                                                  Master            Master
                                              Investment        Investment
                                               Portfolio         Portfolio
                                                LifePath          LifePath
                                                    2030              2040
                                        Master Portfolio  Master Portfolio
---------------------------------------------------------------------------
NET INVESTMENT INCOME
 Dividends                                  $  1,957,988      $  3,858,861
 Interest+                                     1,238,031           183,843
TOTAL INVESTMENT INCOME                        3,196,019         4,042,704
EXPENSES (NOTE 2)
 Advisory fees                                   705,423         1,242,901
TOTAL EXPENSES                                   705,423         1,242,901
LESS:
 Waived fees by BGI (Note 2)                           0                 0
NET EXPENSES                                     705,423         1,242,901
NET INVESTMENT INCOME (LOSS)                   2,490,596         2,799,803
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net realized gain (loss) on sale of
 investments                                   6,605,306        10,647,981
Net realized gain (loss) on sale of
 futures contracts                                     0                 0
Net change in unrealized appreciation
 (depreciation) of investments               (27,034,449)      (56,178,376)
Net change in unrealized appreciation
 (depreciation) of futures contracts                   0                 0
NET GAIN (LOSS) ON INVESTMENTS               (20,429,143)      (45,530,395)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                  $(17,938,547)     $(42,730,592)
---------------------------------------------------------------------------
+ Interest income includes security
  lending income of:                        $     44,147      $     81,825

The accompanying notes are an integral part of these financial statements.

    STATEMENT OF OPERATIONS--FOR THE SIX MONTHS ENDED AUGUST 31, 1998
    (UNAUDITED)




                                  Managed Series                               Master
              Master            Investment Trust                 Investment Portfolio
Investment Portfolio          Short-Intermediate                        U.S. Treasury
       S&P 500 Index                        Term                           Allocation
    Master Portfolio            Master Portfolio                     Master Portfolio
-------------------------------------------------------------------------------------
      $   17,796,896                    $      0                           $        0
           4,246,787                     348,579                            1,325,149
          22,043,683                     348,579                            1,325,149
             661,201                      24,247                               68,449
             661,201                      24,247                               68,449
                   0                           0                                    0
             661,201                      24,247                               68,449
          21,382,482                     324,332                            1,256,700
           7,494,643                      68,139                              268,491
          13,913,003                           0                                    0
       (237,590,838)                      50,612                               60,447
        (22,277,925)                           0                                    0
       (238,461,117)                     118,751                              328,938
      $(217,078,635)                    $443,083                           $1,585,638
-------------------------------------------------------------------------------------
      $       31,974                    $      0                           $      682

STATEMENTS OF CHANGES IN NET ASSETS

                                             Master Investment Portfolio
                                       Asset Allocation Master Portfolio
                                       ----------------------------------
                                            For the Six
                                           Months Ended           For the
                                             August 31,        Year Ended
                                                   1998      February 28,
                                            (Unaudited)              1998
-------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss)          $      6,984,243  $     17,382,461
 Net realized gain (loss) on sale of
  investments                                44,025,254        43,346,192
 Net realized gain on sale of futures
  contracts                                           0                 0
 Net change in unrealized appreciation
  (depreciation) of investments             (66,929,015)       54,041,425
 Net change in unrealized appreciation
  (depreciation) of futures contracts                 0                 0
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                  (15,919,518)      114,770,078
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM BENEFICIAL INTEREST
 TRANSACTIONS                               (30,876,697)     (11,593,179)
INCREASE (DECREASE) IN NET ASSETS           (46,796,215)      103,176,899
NET ASSETS:
Beginning net assets                   $    535,136,738  $    431,959,839
ENDING NET ASSETS                      $    488,340,523  $    535,136,738
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    STATEMENTS OF CHANGES IN NET ASSETS


      Master Investment Portfolio               Managed Series Investment Trust
      Bond Index Master Portfolio                 Growth Stock Master Portfolio
 --------------------------------          --------------------------------------------
   For the Six
  Months Ended            For the              For the Six                  For the
    August 31,         Year Ended             Months Ended               Year Ended
          1998       February 28,          August 31, 1998             February 28,
   (Unaudited)               1998              (Unaudited)                     1998
---------------------------------------------------------------------------------------
 $   3,158,351     $   12,426,184          $     (149,574)          $      (220,412)
         2,898          3,123,379               31,156,654                9,338,412
             0                  0                        0                        0
     1,954,933          3,034,137             (78,347,525)               35,007,529
             0                  0                        0                        0
     5,116,182         18,583,700             (47,340,445)               44,125,529
     4,261,018       (146,679,073)            (21,006,848)              (20,069,241)
     9,377,200       (128,095,373)            (68,347,293)               24,056,288
 $  93,234,131     $  221,329,504          $   237,048,777          $   212,992,489
 $ 102,611,331     $   93,234,131          $   168,701,484          $   237,048,777
---------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                Master Investment Portfolio
                                             LifePath 2000 Master Portfolio
                                             -------------------------------
                                                For the Six
                                               Months Ended          For the
                                                 August 31,       Year Ended
                                                       1998     February 28,
                                                (Unaudited)             1998
----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income                       $    2,441,282  $     5,325,967
 Net realized gain (loss) on sale of
  investments                                     2,619,070        5,800,419
 Net realized gain (loss) on sale of futures
  contracts                                               0                0
 Net change in unrealized appreciation
  (depreciation) of investments                  (4,237,744)       3,089,773
 Net change in unrealized appreciation
  (depreciation) of futures contracts                     0                0
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                          822,608       14,216,159
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM BENEFICIAL INTEREST
 TRANSACTIONS                                    (8,838,074)    (29,290,156)
INCREASE (DECREASE) IN NET ASSETS                (8,015,466)    (15,073,997)
NET ASSETS:
Beginning net assets                         $  116,199,001  $   131,272,998
ENDING NET ASSETS                            $  108,183,535  $   116,199,001
----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    STATEMENTS OF CHANGES IN NET ASSETS


        Master Investment Portfolio                Master Investment Portfolio
     LifePath 2010 Master Portfolio             LifePath 2020 Master Portfolio
 -----------------------------------       ------------------------------------------
     For the Six             For the           For the Six                 For the
    Months Ended          Year Ended          Months Ended              Year Ended
 August 31, 1998        February 28,       August 31, 1998            February 28,
     (Unaudited)                1998           (Unaudited)                    1998
-------------------------------------------------------------------------------------
 $     3,570,061     $     6,460,247       $     4,323,960         $     7,680,647
       4,890,342           9,734,287             9,274,323              16,445,704
               0                   0                     0                       0
     (13,559,349)         16,696,571           (30,680,646)             39,706,672
               0                   0                     0                       0
      (5,098,946)         32,891,105           (17,082,363)             63,833,023
       4,948,804           5,815,674               869,589              10,995,106
        (150,142)         38,706,779           (16,212,774)             74,828,129
 $   208,217,699     $   169,510,920       $   326,270,762         $   251,442,633
 $   208,067,557     $   208,217,699       $   310,057,988         $   326,270,762
-------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                           Master Investment Portfolio
                                        LifePath 2030 Master Portfolio
                                       --------------------------------
                                           For the Six
                                          Months Ended          For the
                                            August 31,       Year Ended
                                                  1998     February 28,
                                           (Unaudited)             1998
-----------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income                 $     2,490,596  $     4,066,385
 Net realized gain (loss) on sale of
  investments                                6,605,306        9,255,193
 Net realized gain (loss) on sale
   of futures contracts                              0                0
 Net change in unrealized appreciation
  (depreciation) of investments            (27,034,449)      35,383,133
 Net change in unrealized appreciation
  (depreciation) of futures contracts                0                0
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                 (17,938,547)      48,704,711
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM BENEFICIAL INTEREST
 TRANSACTIONS                                9,846,612       26,100,829
INCREASE (DECREASE) IN NET ASSETS           (8,091,935)      74,805,540
NET ASSETS:
Beginning net assets                   $   233,610,373  $   158,804,833
ENDING NET ASSETS                      $   225,518,438  $   233,610,373
-----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    STATEMENTS OF CHANGES IN NET ASSETS


         Master Investment Portfolio
      LifePath 2040 Master Portfolio
-------------------------------------
      For the Six
     Months Ended        For the
       August 31,     Year Ended
             1998   February 28,
      (Unaudited)           1998
------------------------------------
$       2,799,803  $   4,675,068
       10,647,981     26,380,392
                0         14,539
      (56,178,376)    58,037,494
                0        (52,500)
      (42,730,592)    89,054,993
       29,502,861     57,589,386
      (13,227,731)   146,644,379
$     404,729,107  $ 258,084,728
$     391,501,376  $ 404,729,107
-------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                           Master Investment Portfolio
                                        S&P 500 Index Master Portfolio
                                       ---------------------------------
                                           For the Six
                                          Months Ended           For the
                                            August 31,        Year Ended
                                                  1998      February 28,
                                           (Unaudited)              1998
------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income                 $    21,382,482   $    35,530,147
 Net realized gain (loss) on sale of
  investments                                7,494,643        52,551,777
 Net realized gain on sale of futures
  contracts                                 13,913,003        18,816,662
 Net change in unrealized appreciation
  (depreciation) of investments           (237,590,838)      452,651,075
 Net change in unrealized appreciation
  (depreciation) of futures contracts      (22,277,925)       10,434,575
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                (217,078,635)      569,984,236
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM BENEFICIAL INTEREST
 TRANSACTIONS                              171,240,712       299,742,532
INCREASE (DECREASE) IN NET ASSETS          (45,837,923)      869,726,768
NET ASSETS:
Beginning net assets                   $ 2,354,063,214   $ 1,484,336,446
ENDING NET ASSETS                      $ 2,308,225,291   $ 2,354,063,214
------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    STATEMENTS OF CHANGES IN NET ASSETS


   Managed Series Investment Trust            Master Investment Portfolio
           Short-Intermediate Term               U.S. Treasury Allocation
                  Master Portfolio                       Master Portfolio
 -----------------------------------       ------------------------------------
     For the Six                             For the Six
    Months Ended             For the        Months Ended              For the
      August 31,          Year Ended          August 31,           Year Ended
            1998        February 28,                1998         February 28,
     (Unaudited)                1998         (Unaudited)                 1998
-------------------------------------------------------------------------------
  $       324,332     $       731,881       $   1,256,700        $   2,861,900
           68,139            (82,340)             268,491              497,222
                0                   0                   0                    0
           50,612             250,239              60,447              384,200
                0                   0                   0                    0
          443,083             899,780           1,585,638            3,743,322
         (569,045)         (3,100,757)         (3,117,786)          (4,069,601)
         (125,962)         (2,200,977)         (1,532,148)            (326,279)
  $    10,864,736     $    13,065,713       $  47,205,998        $  47,532,277
  $    10,738,774     $    10,864,736       $  45,673,850        $  47,205,998
-------------------------------------------------------------------------------

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

  Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. MIP was organized on October 20, 1993 as a Delaware business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, and had no operations prior to May 26, 1994. MIP currently issues, the following separate portfolios (the "Master Portfolios"), the Asset Allocation, Bond Index, LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, S&P 500 Index and U.S. Treasury Allocation Master Portfolios.

  The following significant accounting policies are consistently followed by MIP in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  SECURITY VALUATION

  The equity securities of each Master Portfolio are valued at the last reported sale price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which market quotations are not readily available, are valued at fair value as determined in good faith in accordance with policies approved by MIP's Board of Trustees.

  SECURITY TRANSACTIONS AND INCOME RECOGNITION

  Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS

ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are amortized under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

  FEDERAL INCOME TAXES

  Each Master Portfolio intends to qualify as a partnership for federal income tax purposes. Each Master Portfolio therefore believes that it will not be subject to any federal income tax on its income and net realized capital gains (if any). However, each investor in a Master Portfolio will be taxed on its allocable share of the partnership's income and capital gains for purposes of determining its federal income tax liability. The determination of such share will be made in accordance with the applicable sections of the Code.

  It is intended that each Master Portfolio's assets, income and allocations will be managed in such a way that a regulated investment company investing in a Master Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investment company invested all of its assets in the corresponding Master Portfolio.

  FUTURES CONTRACTS

  The Asset Allocation, LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040 and S&P 500 Index Master Portfolios may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Asset Allocation, LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040 and S&P 500 Index Master Portfolios are required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Master Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Master Portfolios as unrealized gains or losses. When the contract is closed, the Master Portfolios record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS

published positions of the Securities and Exchange Commission, the Master Portfolios are required to segregate cash, U.S. Government obligations or high quality, liquid debt instruments in connection with futures transactions in an amount generally equal to the entire futures contract amount. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. As of August 31, 1998, the following Master Portfolio had open long futures contracts outstanding:

S&P 500 INDEX MASTER PORTFOLIO

                                       Expiration       Notional Net Unrealized
Number of Contracts           Type           Date Contract Value   Depreciation
-------------------------------------------------------------------------------
264                  S&P 500 Index September 1998    $62,964,000    $11,028,950

  The S&P 500 Index Master Portfolio has pledged to brokers U.S. Treasury Bills for initial margin requirements with a par value of $2,653,200.

  REPURCHASE AGREEMENTS

  Transactions involving purchases of securities under agreements to resell such securities at a specified price and time ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Master Portfolio's Portfolio of Investments. The adviser to the Master Portfolios may pool each Master Portfolio's cash and invest in repurchase agreements entered into by the other Master Portfolios. Each Master Portfolio's prospectus requires that the cash investments be fully collateralized based on values that are marked to market daily. The collateral is generally held by an agent bank under a tri-party agreement. It is the adviser's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain the value at equal to or greater than 102% of market value. The repurchase agreements entered into on August 31, 1998 by the Master Portfolios are collateralized by U.S. Government Securities.

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS


2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

  Pursuant to an Investment Advisory Contract with each Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets. BGFA is entitled to receive 0.35%, 0.08%, 0.05% and 0.30% of the average daily net assets of the Asset Allocation, Bond Index, S&P 500 Index and U.S. Treasury Allocation Master Portfolios, respectively, as compensation for advisory services. BGFA is entitled to receive 0.55% of the average daily net assets of each of the LifePath Master Portfolios as compensation for its advisory services. BGFA is an indirect subsidiary of Barclays Bank PLC.

  Investors Bank & Trust Company ("IBT") serves as the custodian to each Master Portfolio. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as Sub-Administrator of each Master Portfolio.

  Stephens Inc. ("Stephens") is the Funds' co-administrator, sponsor and placement agent for the Master Portfolios. Certain officers and directors of MIP are also officers of Stephens. As of August 31, 1998, these officers of Stephens indirectly collectively owned less than 1% of the Master Portfolios' outstanding beneficial interest.


3. INVESTMENT PORTFOLIO TRANSACTIONS

  Purchases and sales of investments, exclusive of short-term securities, for each Master Portfolio for the six months ended August 31, 1998 are as follows:


Aggregate Purchases           Asset Allocation       Bond Index    LifePath 2000
and Sales of:                 Master Portfolio Master Portfolio Master Portfolio
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS:
 Purchases at cost                 $50,486,703      $ 6,695,915      $17,927,713
 Sales Proceeds                     97,976,684       13,563,706       21,566,340
OTHER SECURITIES:
 Purchases at cost                 $65,871,113      $14,342,646      $ 1,567,744
 Sales proceeds                     64,877,912        1,487,142        5,566,610

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS

Aggregate Purchases              LifePath 2010    LifePath 2020    LifePath 2030
and Sales of:                 Master Portfolio Master Portfolio Master Portfolio
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS:
 Purchases at cost                 $36,440,709      $26,873,341      $ 7,303,772
 Sales proceeds                     32,107,000       23,637,026        3,105,471
OTHER SECURITIES:
 Purchases at cost                 $ 8,941,861      $16,678,417      $21,183,041
 Sales proceeds                      9,242,143       24,992,349       11,901,706
                                                                   U.S. Treasury
Aggregate Purchases              LifePath 2040    S&P 500 Index       Allocation
and Sales of:                 Master Portfolio Master Portfolio Master Portfolio
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS:
 Purchases at cost                 $         0     $          0      $16,381,719
 Sales proceeds                              0                0       22,125,125
OTHER SECURITIES:
 Purchases at cost                 $54,213,803     $339,932,272      $         0
 Sales proceeds                     19,130,609       25,863,942                0

4. PORTFOLIO SECURITIES LOANED

  As of August 31, 1998, certain Master Portfolios had loaned securities which were collateralized by cash. Each Master Portfolio receives transaction fees for providing services in connection with the securities lending program. The value of the securities on loan and the value of the related collateral were as follows:

                                            Securities  Collateral
------------------------------------------------------------------
Asset Allocation Master Portfolio          $51,919,168 $52,792,916
Bond Index Master Portfolio                $16,089,111 $16,382,750
LifePath 2000 Master Portfolio             $17,697,595 $17,905,753
LifePath 2010 Master Portfolio             $21,832,824 $22,253,903
LifePath 2020 Master Portfolio             $38,841,359 $39,719,302
LifePath 2030 Master Portfolio             $23,083,844 $23,708,395
LifePath 2040 Master Portfolio             $39,967,235 $41,280,462
S&P 500 Index Master Portfolio             $82,461,683 $85,042,547
U.S. Treasury Allocation Master Portfolio  $   877,493 $   882,563

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS

5. FINANCIAL HIGHLIGHTS

  The portfolio turnover rates, excluding short-term securities, for the Master Portfolios are as follows:

                                                                                           For the
                                                                                       Period from
                           For the Six                                                May 26, 1994
                          Months Ended      For the       For the       For the      (commencement
                            August 31,   Year Ended    Year Ended    Year Ended  of operations) to
                                  1998 February 28,  February 28,  February 29,       February 28,
                           (Unaudited)         1998          1997          1996               1995
---------------------------------------------------------------------------------------------------
Asset Allocation Master
 Portfolio                         22%           57%           43%           40%                23%
Bond Index Master
 Portfolio                         16%           59%           39%           21%                37%
LifePath 2000 Master
 Portfolio                         23%           39%          108%           84%                17%
LifePath 2010 Master
 Portfolio                         21%           46%           73%           39%                24%
LifePath 2020 Master
 Portfolio                         14%           41%           61%           49%                28%
LifePath 2030 Master
 Portfolio                          6%           27%           42%           39%                40%
LifePath 2040 Master
 Portfolio                          4%           34%           48%           29%                 5%
S&P 500 Index Master
 Portfolio                          1%            6%            4%            2%                 5%
U.S. Treasury Allocation
 Master Portfolio                 106%           76%          196%          325%                87%

6. SUBSEQUENT EVENTS

  On August 14, 1998, shareholders of the Money Market Fund of Masterworks ap-proved the conversion of the Fund to a Master-feeder structure, and the invest-ment of all of the Fund's assets in a new master portfolio of MIP, the Money Market Master Portfolio. The Money Market Master Portfolio is expected to com-mence operations on or about September 1, 1998.

MANAGED SERIES INVESTMENT TRUST
NOTES TO THE FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

  Managed Series Investment Trust ("MSIT") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. MSIT was organized as a Delaware business trust pursuant to an Agreement and Declaration of Trust dated October 26, 1993. MSIT currently offers the following separate portfolios (the "Master Portfolios"): the Growth Stock and Short-Intermediate Term Master Portfolios.

  These Master Portfolios invest in a range of securities, generally including money market instruments, equities and U.S. government securities. The following significant accounting policies are consistently followed by MSIT in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  SECURITY VALUATION

  The equity securities of each Master Portfolio are valued at the last reported sale price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which market quotations are not readily available, are valued at fair value as determined in good faith in accordance with policies approved by MSIT's Board of Trustees.

MANAGED SERIES INVESTMENT TRUST
NOTES TO THE FINANCIAL STATEMENTS

  SECURITY TRANSACTIONS AND INCOME RECOGNITION

  Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are amortized under provisions of the Internal Revenue Code of 1986, as amended (the "Code"').

  FEDERAL INCOME TAXES

  Each Master Portfolio intends to qualify as a partnership for federal income tax purposes. Each Master Portfolio therefore believes that it will not be subject to any federal income tax on its income and net realized capital gains (if any). However, each investor in a Master Portfolio will be taxable on its allocable share of the partnership's income and capital gains for purposes of determining its federal income tax liability. The determination of such share will be made in accordance with the applicable sections of the Code.

  It is intended that each Master Portfolio's assets, income and allocations will be managed in such a way that a regulated investment company investing in a Master Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investment company invested all of its assets in the corresponding Master Portfolio.

  REPURCHASE AGREEMENTS

  Transactions involving purchases of securities under agreements to resell such securities at a specified price and time ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Master Portfolio's Portfolio of Investments. The adviser to the Master Portfolios may pool each Master Portfolio's cash and invest in repurchase agreements entered into by the other Master Portfolios. Each Master Portfolio's prospectus requires that the cash investments be fully collateralized based on values that are marked to market daily. The collateral is generally held by an agent bank under a tri-party agreement. It is the adviser's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain the value at equal to or greater than 102% of market value. The repurchase agreements entered into on August 31, 1998 by the Master Portfolios are collateralized by U.S. Government Securities.

MANAGED SERIES INVESTMENT TRUST
NOTES TO THE FINANCIAL STATEMENTS

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

  Pursuant to an Investment Advisory Contract with each Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets. BGFA is entitled to receive 0.60% and 0.45% of the average daily net assets of the Growth Stock and Short-Intermediate Term Master Portfolios, respectively, as compensation for advisory services. BGFA is an indirect subsidiary of Barclays Bank PLC.

  Wells Fargo Bank ("WFB") serves as sub-adviser to each Master Portfolio. As sub-adviser, WFB is responsible for the day-to-day portfolio management of each Master Portfolio. WFB is entitled to receive from BGFA an amount equal to 0.15% and 0.10% of the average daily net assets of the Growth Stock and Short-Intermediate Term Master Portfolios, respectively, as compensation for its sub-advisory services.

  Investors Bank & Trust Company ("IBT") serves as the custodian to each Master Portfolio. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as Sub-Administrator of each Master Portfolio.

  Stephens Inc. ("Stephens") is the co-administrator, sponsor and placement agent for the Master Portfolios. Certain fees have been waived by BGI for the Growth Stock Master Portfolio for the six months ended August 31, 1998. Waived fees continue at the discretion of BGI.

3. INVESTMENT PORTFOLIO TRANSACTIONS

  Purchases and sales of investments, exclusive of short-term securities, for each Master Portfolio for the six months ended August 31, 1998, were as follows:

                                                         Short-
                                                   Intermediate
Aggregate Purchases               Growth Stock             Term
and Sales of:                 Master Portfolio Master Portfolio
---------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS:
 Purchases at cost                $          0      $ 3,744,078
 Sales proceeds                              0        3,530,000
OTHER SECURITIES:
 Purchases at cost                $207,187,010      $ 4,020,045
 Sales proceeds                    212,457,906        4,123,250

MANAGED SERIES INVESTMENT TRUST
NOTES TO THE FINANCIAL STATEMENTS

4. FINANCIAL HIGHLIGHTS

  The portfolio turnover rates, excluding short-term securities, for the Master Portfolios are as follows:

                                                                                       For the
                                                                                   Period from
                          For the Six                                             May 26, 1994
                         Months Ended      For the      For the      For the     (Commencement
                           August 31,   Year Ended   Year Ended   Year Ended of Operations) to
                                 1998 February 28, February 28, February 29,      February 28,
Master Portfolios         (Unaudited)         1998         1997         1996              1995
----------------------------------------------------------------------------------------------
Growth Stock Master
 Portfolio                        98%         129%         129%         145%               93%
Short-Intermediate Term
 Master Portfolio                 76%          77%          62%         105%               96%

                                     NOTES

                                     NOTES

MasterWorks(R) Funds
c/o Investors Bank and Trust Co.
200 Clarendon Street
Boston, MA 02111